UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242
(Address of principal executive offices)	(Zip code)

CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports To Stockholders.

WEALTH BUILDING OPPORTUNITY

Ohio National Fund, Inc.

Semiannual Report

JUNE 30, 2011

Ohio National Fund, Inc.

OHIO NATIONAL FUND, INC.

TABLE OF CONTENTS

President’s Message	1

Directors and Officers of Ohio National Fund, Inc.	2

The following pages contain Performance, Management’s Comments, Change in Value of $10,000 Investment, Portfolio Composition, Top Holdings, and Schedule of Investments for each of the Fund’s Portfolios (Unaudited):

Equity Portfolio	3

Money Market Portfolio	7

Bond Portfolio	10

Omni Portfolio	15

International Portfolio	20

Capital Appreciation Portfolio	26

Millennium Portfolio	31

International Small-Mid Company Portfolio	34

Aggressive Growth Portfolio	38

Small Cap Growth Portfolio	41

Mid Cap Opportunity Portfolio	45

S&P 500® Index Portfolio	48

Strategic Value Portfolio	55

High Income Bond Portfolio	58

Capital Growth Portfolio	68

Nasdaq-100® Index Portfolio	73

Bristol Portfolio	77

Bryton Growth Portfolio	80

U.S. Equity Portfolio	84

Balanced Portfolio	87

Income Opportunity Portfolio	93

Target VIP Portfolio	98

Target Equity/Income Portfolio	102

Bristol Growth Portfolio	105

Statements of Assets and Liabilities (Unaudited)	108

Statements of Operations (Unaudited)	111

Statements of Changes in Net Assets (Unaudited)	114

Financial Highlights (Unaudited)	120

Notes to Financial Statements (Unaudited)	132

Additional Information (Unaudited)	153

Information About Directors and Officers (Unaudited)	155

President’s Message

Dear Investor:

If you looked only at the returns of some of the larger indexes for the first half of 2011, you would feel good about the world. The S&P 500® Index was up over 6 percent, and the MSCI EAFE, an index of international companies, was up over 5 percent. The Barclay Capital U.S. Aggregate Index, a corporate bond index, was up over 2.5 percent. These are all respectable performance numbers. There was a slight downturn in March, but the markets quickly got past this and continued to climb. The VIX Index, a measurement of stock market volatility often called the “Fear Index,” was very close to its long-term average and indicated a stable market. In addition, first-quarter corporate profits were very good, and stocks still appeared cheap based on long-term valuation metrics.

Stacked against this positive news, however, were other factors: the persistent problem in the housing market and home finance, high unemployment, fear of a slowing Chinese economy, growing political acrimony in Washington and, most importantly, the European debt crisis continuing to grow. All of these, as well as a number of poor economic reports, led to the significant market downturn that started on July 25 and culminated with the United States’ historic loss of its top-tier AAA credit rating and the 6.65 percent decline in the S&P 500® Index on August 8. The events of the last week of July and first week of August clearly overshadowed the first half of the year.

In general, the Ohio National Fund Portfolios performed reasonably well during the first half of the year with eight of the twenty-one actively managed Portfolios (which excludes the Money Market, S&P 500® Index and NASDAQ-100® Index Portfolios) outperforming their respective benchmarks and ranking in the top half of their respective peer groups. Another six Portfolios underperformed their respective benchmarks, but outperformed their respective peer groups. The phenomenon of funds underperforming benchmarks but outperforming peer groups highlights the difficulty many active managers are having in a market that does not reward traditional valuation metrics and does not differentiate between companies that have stable cash flows and those that do not. This is particularly difficult for Portfolios like the Equity Portfolio, sub-advised by Legg Mason, and the Mid Cap Opportunity Portfolio, sub-advised by Goldman Sachs.

Looking Forward

Looking forward is now more challenging than ever. With the unprecedented move by Standard and Poor’s in downgrading the U.S. credit rating from AAA to AA+, we are in uncharted waters. People have constantly asked what it means to the economy and the markets, as the tendency is to try to predict future outcomes by past events. Since we have never been here before, looking backward is of little use. Now, more than ever, you should rely on your investment professional to ensure your assets are well diversified to protect them against the kind of market actions of late July and early August.

Sincerely,

Christopher A. Carlson

President

1

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, Director
James E. Bushman, Director
George M. Vredeveld, Director
John I. Von Lehman, Director

Christopher A. Carlson, President
Thomas A. Barefield, Vice President
Dennis R. Taney, Chief Compliance Officer
R. Todd Brockman, Treasurer
Catherine E. Gehr, Assistant Treasurer
Kimberly A. Plante, Secretary
Katherine L. Carter, Assistant Secretary

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund’s Board of Directors (the “Board”) and is available, without charge, upon request, by calling 877-781-6392 (toll-free).

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330 (toll-free).

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 513-794-6100.

2

Ohio National Fund, Inc.	Equity Portfolio

Objective/Strategy

The Equity Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	23.34%
Five years	-6.17%
Ten years	-1.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the Equity Portfolio returned 1.62% versus 6.02% for the current benchmark, the S&P 500 Index.

Relative Portfolio under-performance was driven by both security selection decisions and sector allocation choices. At the sector level, the Portfolio’s relative under-performance was driven by relative underweight positions in Telecommunication Services, Industrials, Consumer Staples, and Energy sectors, which outperformed the benchmark, and relative overweights in the Information Technology and Financials sectors, which under-performed the benchmark. However, a slight relative overweight position in Health Care contributed to the Portfolio’s relative performance over the period as the sector outperformed the benchmark. At the security level, Research in Motion Ltd., Eastman Kodak Co., and Cisco Systems, Inc. were the top three detractors from performance, while Aetna, Inc. and UnitedHealth Group, Inc. were the top contributors to performance during the first half of 2011.(1)

Stocks opened 2011 with the strongest first quarter in more than a decade, as almost every major equity index posted gains between 5% and 10%. Investors continued to find reasons for bullishness despite political unrest in North Africa and the Middle East, as economic data indicated gathering strength in the recovery and a turnaround in the jobs market. In mid-March, the tsunami in Japan sent the S&P 500 Index into a 3.6% dive as investors were uncertain of the disaster’s impact on the world’s third largest economy. U.S. equities quickly recovered from this plunge until the market took a hit in April, after Standard & Poor’s ratcheted down the U.S. credit outlook to “negative” due to large budget deficits and a politically polarized budget process. However, a strong earnings season carried stocks past this dip to post almost 3.0% in gains on the month. Investors have seen a volatile decline since April, and rising commodity prices and emerging evidence of a slowdown in manufacturing growth in China and Europe served to deepen concerns that a global slowdown may gain momentum. Headlines in June focused on weak employment reports, falling second-quarter Gross Domestic Product estimates, the conclusion of quantitative easing, and the ongoing debate over the U.S. debt ceiling. Markets have also become more short-term oriented and reactionary in the face of broad uncertainty surrounding the growing European sovereign debt problems. In positive news, the market closed out June with the best week in nearly two years on news of resolving mortgage settlement issues, optimistic manufacturing reports, and less onerous bank capital rules than expected.

The S&P 500 Index ended the first half of the year up approximately 6.0%, while the Dow Jones Industrial Average Index finished up 8.9% and the tech-heavy Nasdaq Composite Index climbed 5.0%. Mega caps lagged their smaller cousins slightly as the S&P 100 Index rose 4.9%, compared to the S&P Midcap 400 Index’s 8.6% increase and the small-cap Russell 2000 Index’s 6.2% advance. Growth names edged out their value counterparts by about 90 basis points. The Russell 1000 Growth Index climbed 6.8%, compared to the Russell 1000 Value Index’s 5.9% gain so far this year. Health Care and Energy names have led the S&P 500 Index’s rise thus far, gaining 13.9% and 11.4%, respectively. Financials, down 3.0%, have shown to be the biggest laggard, as it is the only sector to post losses so far this year.

Research in Motion Ltd. reported terrible results for its fiscal first quarter due to continued erosion of market share in the U.S., coupled with a slowdown in demand overseas. Management slashed profit targets for 2011 to $6.00 per share from their prior $7.50 level and shifted their discussion of employee “optimization” to a full layoff. While we believe that Research in Motion Ltd. offers a differentiated product and that investors are focusing way too much on the U.S. business and not the more durable international business that is still rapidly growing, we also acknowledge that the transition to its next-generation operating system has become far more dicey than we previously believed. So, despite a number of positives that make us believe the market overreacted in the short term, we see a big long-term negative that makes us question the appropriateness for this strategy. Therefore, we sold the stock in June to take advantage of what we believed were other, more compelling opportunities.(1)

Over the six months, Cisco Systems, Inc. shares took a beating following quarterly reports that were marked by lower-than-expected forecasts or weak quarterly results. We acknowledge that Cisco Systems, Inc. faces some fundamental challenges; however, the stock is discounting meaningful declines in free cash flow over the next decade, an outcome we consider unlikely given Cisco Systems, Inc.’s leadership in a number of growing markets. The company should benefit from the growing demands on networks due to the centralization of computing and the proliferation of video. We are also encouraged by management’s shareholder-friendly initiatives. The company recently initiated its first ever cash dividend and maintains an authorization to repurchase nearly $12 billion in stock, or 14% of its market cap. With all of that in mind, we continue to monitor Cisco Systems, Inc.’s progress toward improving execution and working through competitive challenges.(1)

Stocks of managed-care organizations Aetna, Inc. and UnitedHealth Group, Inc. were the top contributors so far this year as investors’ anxiety over the possibility of punitive health care reforms faded and as the companies posted strong results for the first quarter. Uncertainty surrounding the outcome of health care reforms restrained managed-care stocks for much of 2009, but the group has managed through the first round of reform implementation without devolving into a utility model, as some investors had feared. The pricing environment continues to be favorable for the industry, evident in consensus-beating quarterly results from Aetna, Inc. and

3	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

UnitedHealth Group, Inc. Both companies reported better-than-expected sales and earnings for the first quarter and raised their full-year earnings-per-share guidance above analysts’ estimates. UnitedHealth Group, Inc. also boosted its dividend and share-buyback authorization. Despite being up significantly over the past year, shares of both companies trade at lower valuations than their peers and present attractive risk-reward profiles.(1)

We continue to be optimistic about the outlook for stocks heading into the second half of 2011, as we see significant upside in the U.S. equities market, specifically the large-cap space. While the current environment offers ample reasons for worry, including high unemployment, continued housing market weakness, the ongoing Eurozone sovereign debt concerns, political wrangling over the U.S. debt ceiling, and high commodity prices, we regard these risks as manageable and hope that they do not distract investors’ attention from the decidedly positive case we see for U.S. equities. The macro concerns and uncertainties are real, but they are the reason one can buy fine companies at attractive prices. Stocks are very attractively valued based on historic norms and, also, relative to competing alternatives, especially when considering that many quality companies offer dividend yields that exceed the yield of the 10-year U.S. Treasury. The S&P 500 Index’s valuation is not demanding relative to history, as the index is trading at around 13 times the consensus earnings estimate for 2011 and around 12 times the estimate for 2012. These multiples rank near the bottom of S&P 500 Index multiples over the past 20 years, providing an attractive entry point to add to equities. Balance sheets are also in great shape and companies continue to generate significant excess cash and post strong earnings, which are likely to grow. With June’s final week of outstanding performance in particular, we believe that the market may be anticipating an exit from the economic soft patch that we saw in May and June. This may lead to attractive returns over the remainder of 2011 as the economic picture becomes clearer.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

4	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Common Stocks (3)	97.6
Repurchase Agreements and Other Net Assets	2.4

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. Microsoft Corp.	3.0
2. Apple, Inc.	2.8
3. Amazon.com, Inc.	2.7
4. Procter & Gamble Co. / The	2.7
5. BP PLC – ADR	2.7
6. General Electric Co.	2.6
7. Wells Fargo & Co.	2.6
8. Citigroup, Inc.	2.6
9. Hewlett-Packard Co.	2.5
10. ConocoPhillips	2.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	24.2
Financials	22.4
Health Care	16.0
Consumer Discretionary	13.0
Energy	7.4
Consumer Staples	6.6
Industrials	5.9
Utilities	2.1

97.6

5

Ohio National Fund, Inc.	Equity Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks – 97.6%		Shares	Value
CONSUMER DISCRETIONARY – 13.0%
Ford Motor Co. (Automobiles)	(a)	260,900	$3,597,811
General Motors Co. (Automobiles)	(a)	81,000	2,459,160
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		67,200	3,712,128
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	27,750	5,674,597
Time Warner, Inc. (Media)		131,200	4,771,744
Target Corp. (Multiline Retail)		83,200	3,902,912
Best Buy Co., Inc. (Specialty Retail)		107,600	3,379,716

			27,498,068

CONSUMER STAPLES – 6.6%
PepsiCo, Inc. (Beverages)		59,600	4,197,628
CVS Caremark Corp. (Food & Staples Retailing)		107,000	4,021,060
Procter & Gamble Co. / The (Household Products)		89,200	5,670,444

			13,889,132

ENERGY – 7.4%
BP PLC – ADR (Oil, Gas & Consumable Fuels)		127,200	5,633,688
Chevron Corp. (Oil, Gas & Consumable Fuels)		44,600	4,586,664
ConocoPhillips (Oil, Gas & Consumable Fuels)		71,600	5,383,604

			15,603,956

FINANCIALS – 22.4%
BlackRock, Inc. (Capital Markets)		26,750	5,130,918
Goldman Sachs Group, Inc. / The (Capital Markets)		6,000	798,540
Morgan Stanley (Capital Markets)		127,300	2,929,173
Wells Fargo & Co. (Commercial Banks)		196,300	5,508,178
American Express Co. (Consumer Finance)		89,100	4,606,470
Capital One Financial Corp. (Consumer Finance)		41,800	2,159,806
Bank of America Corp. (Diversified Financial Svs.)		416,000	4,559,360
Citigroup, Inc. (Diversified Financial Svs.)		130,970	5,453,591
JPMorgan Chase & Co. (Diversified Financial Svs.)		131,000	5,363,140
Aflac, Inc. (Insurance)		89,105	4,159,421
MetLife, Inc. (Insurance)		107,000	4,694,090
Annaly Capital Management, Inc. (Real Estate Investment Trusts)		119,100	2,148,564

			47,511,251

HEALTH CARE – 16.0%
Celgene Corp. (Biotechnology)	(a)	47,400	2,859,168
Gilead Sciences, Inc. (Biotechnology)	(a)	112,900	4,675,189
Medtronic, Inc. (Health Care Equip. & Supplies)		67,600	2,604,628
Aetna, Inc. (Health Care Providers & Svs.)		118,909	5,242,698
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		101,200	5,219,896

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Abbott Laboratories (Pharmaceuticals)		59,400	$3,125,628
Johnson & Johnson (Pharmaceuticals)		51,300	3,412,476
Merck & Co., Inc. (Pharmaceuticals)		77,500	2,734,975
Pfizer, Inc. (Pharmaceuticals)		198,100	4,080,860

			33,955,518

INDUSTRIALS – 5.9%
United Continental Holdings, Inc. (Airlines)	(a)	182,300	4,125,449
General Electric Co. (Industrial Conglomerates)		296,800	5,597,648
Norfolk Southern Corp. (Road & Rail)		38,700	2,899,791

			12,622,888

INFORMATION TECHNOLOGY – 24.2%
Cisco Systems, Inc. (Communications Equip.)		287,200	4,483,192
Qualcomm, Inc. (Communications Equip.)		77,300	4,389,867
Apple, Inc. (Computers & Peripherals)	(a)	17,800	5,974,926
EMC Corp. (Computers & Peripherals)	(a)	183,900	5,066,445
Hewlett-Packard Co. (Computers & Peripherals)		148,600	5,409,040
eBay, Inc. (Internet Software & Svs.)	(a)	154,800	4,995,396
International Business Machines Corp. (IT Svs.)		29,800	5,112,190
Mastercard, Inc. Class A (IT Svs.)		2,950	888,953
Intel Corp. (Semiconductors & Equip.)		203,950	4,519,532
Texas Instruments, Inc. (Semiconductors & Equip.)		130,400	4,281,032
Microsoft Corp. (Software)		243,800	6,338,800

			51,459,373

UTILITIES – 2.1%
AES Corp. / The (Ind. Power Prod. & Energy Traders)	(a)	353,700	4,506,138

Total Common Stocks (Cost $183,769,283)			$207,046,324

Repurchase Agreements – 1.5%		Face Amount	Amortized Cost
U.S Bank, Agreement Date: 06/30/11, Repurchase price $3,237,584 Collateralized by: Freddie Mac 15 yr Gold Giant Pool #G11649 (FGCI) 4.500%, Due 02/01/2020 with a value of $3,302,601		$3,237,584	$3,237,584

Total Repurchase Agreements (Cost $3,237,584)			$3,237,584

Total Investments – 99.1% (Cost $187,006,867)	(b)		$210,283,908
Other Assets in Excess of Liabilities – 0.9%			1,929,752

Net Assets – 100.0%			$212,213,660

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

6

Ohio National Fund, Inc.	Money Market Portfolio

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Commercial Paper (2)	73.2
Asset-Backed Securities (2)	1.2
Money Market Funds	14.0
U.S. Treasury Obligations	3.5
Repurchase Agreements and Other Net Assets	8.1

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1)

% of Net Assets
1. Societe Generale North America 0.030%, 07/01/2011	4.9
2. Prudential Funding LLC 0.040%, 07/01/2011	4.9
3. U.S. Bank Repurchase Agreement 0.010%, 07/01/2011	4.9
4. Federated Prime Cash Obligations Fund – Institutional Class	4.7
5. Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I	4.7
6. Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	4.7
7. General Electric Capital Corp. 0.060%, 07/05/2011	4.5
8. Wal-Mart Stores, Inc. 0.070%, 07/18/2011	4.5
9. Citigroup Funding, Inc. 0.170%, 07/01/2011	3.5
10. U.S. Treasury Bill 0.050%, 07/07/2011	3.5

(1)	Composition of Portfolio subject to change.

(2)	Sectors (combined):

% of Net Assets
Financials	37.5
Consumer Staples	16.0
Health Care	8.7
Energy	4.5
Consumer Discretionary	4.3
Information Technology	3.4

74.4

7

Ohio National Fund, Inc.	Money Market Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Commercial Paper – 73.2%		Rate	Maturity	Face Amount	Amortized Cost
CONSUMER DISCRETIONARY – 4.3%
Walt Disney Co. / The (Media)	(a)	0.110%	08/11/2011	$7,376,000	$7,375,076
Walt Disney Co. / The (Media)	(a)	0.100%	08/08/2011	5,000,000	4,999,472

					12,374,548

CONSUMER STAPLES – 16.0%
Coca-Cola Co. / The (Beverages)	(a)	0.090%	08/16/2011	6,000,000	5,999,310
Coca-Cola Co. / The (Beverages)	(a)	0.120%	07/13/2011	5,000,000	4,999,800
Coca-Cola Co. / The (Beverages)	(a)	0.130%	08/10/2011	2,000,000	1,999,711
Wal-Mart Stores, Inc. (Food & Staples Retailing)	(a)	0.070%	07/18/2011	13,000,000	12,999,570
Nestle Capital Corp. (Food Products)	(a)	0.050%	07/12/2011	7,000,000	6,999,893
Nestle Capital Corp. (Food Products)	(a)	0.120%	08/30/2011	3,000,000	2,999,400
Procter & Gamble International Funding SCA (Household Products)	(a)	0.070%	07/12/2011	10,000,000	9,999,786

					45,997,470

ENERGY – 4.5%
Chevron Corp. (Oil, Gas & Consumable Fuels)		0.030%	07/11/2011	8,000,000	7,999,934
Chevron Corp. (Oil, Gas & Consumable Fuels)		0.060%	07/06/2011	5,000,000	4,999,958

					12,999,892

FINANCIALS – 36.3%
American Honda Finance Corp. (Consumer Finance)		0.100%	07/07/2011	10,000,000	9,999,834
American Express Credit Corp. (Consumer Finance)		0.070%	07/14/2011	10,000,000	9,999,747
Toyota Motor Credit Corp. (Consumer Finance)		0.120%	07/18/2011	10,000,000	9,999,433
John Deere Capital Corp. (Consumer Finance)	(a)	0.070%	07/13/2011	5,500,000	5,499,872
John Deere Capital Corp. (Consumer Finance)	(a)	0.090%	07/11/2011	5,000,000	4,999,875
Societe Generale North America (Diversified Financial Services)		0.030%	07/01/2011	14,000,000	14,000,000
General Electric Capital Corp. (Diversified Financial Services)		0.060%	07/05/2011	13,000,000	12,999,913
Citigroup Funding, Inc. (Diversified Financial Services)		0.170%	07/01/2011	10,000,000	10,000,000
HSBC Finance Corp. (Diversified Financial Services)		0.120%	07/08/2011	8,000,000	7,999,813
HSBC Finance Corp. (Diversified Financial Services)		0.040%	07/08/2011	5,000,000	4,999,961
Prudential Funding LLC (Insurance)		0.040%	07/01/2011	14,000,000	14,000,000

					104,498,448

HEALTH CARE – 8.7%
Merck & Co., Inc. (Pharmaceuticals)	(a)	0.090%	07/15/2011	10,000,000	9,999,650
Abbott Laboratories (Pharmaceuticals)	(a)	0.080%	07/27/2011	8,000,000	7,999,538
Pfizer, Inc. (Pharmaceuticals)		0.060%	07/06/2011	5,000,000	4,999,958
Johnson & Johnson (Pharmaceuticals)	(a)	0.050%	07/15/2011	2,000,000	1,999,961

					24,999,107

INFORMATION TECHNOLOGY – 3.4%
International Business Machines Corp. (Computers & Peripherals)		0.060%	07/19/2011	10,000,000	9,999,700

Total Commercial Paper (Cost $210,869,165)					$210,869,165

Asset-Backed Securities – 1.2%		Rate	Maturity	Face Amount	Amortized Cost
FINANCIALS – 1.2%
Ally Auto Receivables Trust 2011-1, Class A1 (Consumer Finance)		0.315%	02/15/2012	$137,287	$137,287
CNH Equipment Trust 2011-A, Class A1 (Consumer Finance)	(a)	0.336%	05/15/2012	917,299	917,299
Ford Credit Auto Owner Trust 2011-A, Class A1 (Consumer Finance)	(a)	0.289%	02/15/2012	121,981	121,981
Honda Auto Receivables Owner Trust 2010-3, Class A1 (Consumer Finance)		0.310%	10/21/2011	13,307	13,307
Hyundai Auto Receivables Trust 2011-A, Class A1 (Consumer Finance)		0.318%	02/15/2012	359,789	359,789
Hyundai Auto Receivables Trust 2011-B, Class A1 (Consumer Finance)		0.248%	05/15/2012	1,000,000	1,000,000
Nissan Auto Receivables Owners Trust 2010-A, Class A1 (Consumer Finance)		0.356%	10/17/2011	11,117	11,117
Nissan Auto Lease Trust 2010-B, Class A1 (Consumer Finance)		0.317%	11/15/2011	132,060	132,060
Nissan Auto Receivables Owners Trust 2011-A, Class A1 (Consumer Finance)		0.261%	04/16/2012	761,525	761,525

Total Asset-Backed Securities (Cost $3,454,365)					$3,454,365

Money Market Funds – 14.0%				Shares	Value
Federated Prime Cash Obligations Fund – Institutional Class				13,500,000	$13,500,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				13,400,000	13,400,000
Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I				13,500,000	13,500,000

Total Money Market Funds (Cost $40,400,000)					$40,400,000

8	(continued)

Ohio National Fund, Inc.	Money Market Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

U.S. Treasury Obligations – 3.5%		Rate	Maturity	Face Amount	Amortized Cost
U.S. Treasury Bill		0.050%	07/07/2011	$10,000,000	$9,999,917

Total U.S. Treasury Obligations (Cost $9,999,917)					$9,999,917

Repurchase Agreements – 4.9%		Rate	Maturity	Face Amount	Amortized Cost
U.S. Bank, Agreement date: 06/30/11, Repurchase price $14,000,000, Collateralized by: Freddie Mac 30 yr. Gold Giant Pool #G01514 (FGLMC) 5.000%, Due 02/01/2033 with value of $12,662,502, Freddie Mac 15 yr. Gold Giant Pool #G11440 (FGCI) 4.000%, Due 08/01/2018 with value of $1,616,766		0.010%	07/01/2011	$14,000,000	$14,000,000

Total Repurchase Agreements (Cost $14,000,000)					$14,000,000

Total Investments – 96.8% (Cost $278,723,447)	(b)				$278,723,447
Other Assets in Excess of Liabilities – 3.2%					9,115,741

Net Assets – 100.0%					$287,839,188

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2011, the value of these securities totaled $89,910,194, or 31.2% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Represents cost for federal income tax and financial reporting purposes. See also Note 2 regarding the use of amortized cost for valuation of instruments in this Portfolio.

The accompanying notes are an integral part of these financial statements.

9

Ohio National Fund, Inc.	Bond Portfolio

Objective/Strategy

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	5.65%
Five years	5.36%
Ten years	5.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the Bond Portfolio returned 3.33% versus 3.29% for the current benchmark, the BofA Merrill Lynch U.S. Corporate Master Index (the “Merrill Lynch Index”).

The slight out-performance of the Portfolio was primarily the result of portfolio maturity structure compared to the Merrill Lynch Index. During the first half of 2011, the 5-year U.S. Treasury yield declined 25 basis points, the 10-year U.S. Treasury yield declined 13 basis points, and the 30-year U.S. Treasury yield increased 4 basis points. Because the Portfolio was over-weighted in bonds with maturities of 5 to 7 years, and under-weighted in bonds with maturities of greater than 15 years, the Portfolio was able to achieve better price performance than the Merrill Lynch Index.

We have expected for some time that Treasury yields would rise due to a strengthening of growth in the U.S. economy, eventual tightening of credit on the part of the Federal Reserve, and huge federal budget deficits for at least the next several years. For this reason, the duration of the Portfolio has been maintained shorter than the duration of the Merrill Lynch Index. However, economic growth in the U.S. has been disappointing, the Federal Reserve continued its quantitative easing program, and sovereign debt problems in Europe have increased demand for U.S. Treasury securities. The result of these factors is lower U.S. Treasury yields for all but the longest maturity Treasury bonds. As discussed in the previous paragraph, this benefited the Portfolio because of its shorter maturity bond holdings. Despite weaker economic growth in the U.S., corporate earnings have been strong. Strong corporate earnings resulted in marginally tighter credit spreads during the first half of 2011. Indeed, corporate credit has fully recovered from the depths of the Great Recession.

Several industry weightings had an impact on relative performance during the first half of 2011. The Portfolio’s under-weighting in the banking, energy, and telecommunication services sectors hurt performance, because these three sectors outperformed. The Portfolio’s under-weighting in the auto sector benefited relative performance because this sector under-performed. The Portfolio also benefited from its over-weighting in the brokerage sector because this sector outperformed. The Portfolio was negatively impacted by its holdings of U.S. Treasuries because credit spreads tightened marginally during the period.(1)

Because Treasury yields declined for most of the yield curve, credit spreads tightened slightly, and no credit problems surfaced in the Portfolio, all of the bonds held in the Portfolio had positive total returns. The five bonds that had the highest total returns were Tenaska Georgia Partners LP, Equity One, Inc., Discover Financial Services, Bunge NA Finance LP, and Janus Capital Group, Inc. The five poorest performing bonds were AT&T Corp., Monsanto Co., BlackRock, Inc., Southwest Gas Corp., and Baxter International, Inc. All five of these bonds under-performed because of their very short maturities in a declining interest rate environment and not because of any underlying credit problems.(1)

We expect the growth rate of the U.S. economy to increase in the second half of this year. Once the growth rate of the economy firms, we expect the Federal Reserve to begin removing its monetary stimulus. This, combined with unprecedented federal budget deficits, should result in an increase in Treasury yields. For this reason, the duration of the Portfolio will be maintained short of the Merrill Lynch Index. Because we expect credit spreads to tighten modestly over the remainder of 2011 as corporate profits rise, purchases for the Portfolio will be skewed toward BBB names, which are slightly lower in quality than the average for the Merrill Lynch Index.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

10	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Corporate Bonds (3)	90.6
U.S. Treasury Obligations	4.1
Repurchase Agreements and Other Net Assets	5.3

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. United States Treasury Note 3.375%, 11/15/2019	3.4
2. Kroger Co. / The 6.400%, 08/15/2017	1.1
3. Fifth Third Bancorp 4.500%, 06/01/2018	1.1
4. Union Electric Co. 6.400%, 06/15/2017	1.1
5. Kraft Foods, Inc. 6.125%, 02/01/2018	1.1
6. Commonwealth Edison Co. 5.950%, 08/15/2016	1.1
7. Virginia Electric and Power Co. 5.400%, 01/15/2016	1.1
8. UnitedHealth Group, Inc. 6.000%, 02/15/2018	1.1
9. Kansas City Power & Light Co. 5.850%, 06/15/2017	1.1
10. Prudential Financial, Inc. 6.100%, 06/15/2017	1.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Financials	29.4
Utilities	15.1
Consumer Staples	8.5
Industrials	8.2
Energy	7.6
Health Care	6.9
Consumer Discretionary	6.1
Telecommunication Services	3.8
Materials	2.9
Information Technology	2.1

90.6

11

Ohio National Fund, Inc.	Bond Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Corporate Bonds – 90.6%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 6.1%
Newell Rubbermaid, Inc. (Household Durables)		6.250%	04/15/2018	$500,000	$560,401
Comcast Corp. (Media)		5.875%	02/15/2018	750,000	842,348
Discovery Communications LLC (Media)		4.375%	06/15/2021	1,000,000	992,191
News America, Inc. (Media)	(a)	4.500%	02/15/2021	1,250,000	1,236,020
Time Warner Cable, Inc. (Media)		5.850%	05/01/2017	1,000,000	1,125,955
Time Warner, Inc. (Media)		3.150%	07/15/2015	1,250,000	1,293,936
Viacom, Inc. (Media)		4.375%	09/15/2014	1,000,000	1,074,824
Macy’s Retail Holdings, Inc. (Multiline Retail)		5.900%	12/01/2016	1,000,000	1,127,563
Home Depot, Inc. (Specialty Retail)		5.250%	12/16/2013	1,000,000	1,093,369

					9,346,607

CONSUMER STAPLES – 8.5%
Anheuser-Busch Cos., Inc. (Beverages)		5.500%	01/15/2018	750,000	836,681
CVS Caremark Corp. (Food & Staples Retailing)		5.750%	06/01/2017	1,000,000	1,124,597
Kroger Co. / The (Food & Staples Retailing)		6.400%	08/15/2017	1,500,000	1,759,429
Wal-Mart Stores, Inc. (Food & Staples Retailing)		1.500%	10/25/2015	1,250,000	1,234,940
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	1,500,000	1,641,490
Kraft Foods, Inc. (Food Products)		6.125%	02/01/2018	1,500,000	1,728,025
Mead Johnson Nutrition Co. (Food Products)		3.500%	11/01/2014	800,000	838,180
Sara Lee Corp. (Food Products)		2.750%	09/15/2015	1,250,000	1,247,909
Tyson Foods, Inc. (Food Products)	(b)	6.850%	04/01/2016	1,000,000	1,110,000
Procter & Gamble Co. / The (Household Products)		4.700%	02/15/2019	250,000	276,329
Philip Morris International, Inc. (Tobacco)		4.125%	05/17/2021	1,250,000	1,248,035

					13,045,615

ENERGY – 7.6%
Weatherford International Ltd. (Energy Equip. & Svs.)		6.000%	03/15/2018	1,500,000	1,646,536
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.950%	09/15/2016	1,000,000	1,126,858
Atlantic Richfield Co. (Oil, Gas & Consumable Fuels)		8.550%	03/01/2012	200,000	208,905
Buckeye Partners LP (Oil, Gas & Consumable Fuels)		4.875%	02/01/2021	1,000,000	1,010,785
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)		5.700%	10/15/2019	1,000,000	1,135,052
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		5.650%	08/01/2012	1,000,000	1,048,014
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		2.950%	06/01/2015	1,250,000	1,288,080
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.250%	02/01/2021	1,000,000	993,449
ONEOK Partners LP (Oil, Gas & Consumable Fuels)		3.250%	02/01/2016	1,000,000	1,018,214
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.375%	03/25/2020	1,250,000	1,315,859
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		6.875%	04/15/2012	750,000	784,451

					11,576,203

FINANCIALS – 29.4%
BlackRock, Inc. (Capital Markets)		2.250%	12/10/2012	500,000	509,942
Credit Suisse (Capital Markets)		3.500%	03/23/2015	1,250,000	1,289,906
Franklin Resources, Inc. (Capital Markets)		3.125%	05/20/2015	1,000,000	1,042,274
Goldman Sachs Group, Inc. / The (Capital Markets)		6.150%	04/01/2018	1,250,000	1,362,316
Janus Capital Group, Inc. (Capital Markets)	(b)	6.700%	06/15/2017	1,500,000	1,646,412
Jefferies Group, Inc. (Capital Markets)		5.875%	06/08/2014	1,500,000	1,640,649
Morgan Stanley (Capital Markets)		4.750%	04/01/2014	1,250,000	1,303,817
Northern Trust Corp. (Capital Markets)		3.450%	11/04/2020	1,000,000	972,537
State Street Corp. (Capital Markets)		4.375%	03/07/2021	1,250,000	1,268,959
TD Ameritrade Holding Corp. (Capital Markets)		4.150%	12/01/2014	1,000,000	1,059,695
BB&T Corp. (Commercial Banks)		5.200%	12/23/2015	1,000,000	1,082,914
Comerica Bank (Commercial Banks)		5.750%	11/21/2016	1,500,000	1,676,298
Deutsche Bank Capital Funding Trust VII (Commercial Banks)	(a)(c)	5.628%	Perpetual	1,500,000	1,335,000
Fifth Third Bancorp (Commercial Banks)		4.500%	06/01/2018	1,750,000	1,741,418
KeyCorp (Commercial Banks)		5.100%	03/24/2021	500,000	510,217
PNC Funding Corp. (Commercial Banks)		5.250%	11/15/2015	1,500,000	1,636,017
SunTrust Bank (Commercial Banks)		5.000%	09/01/2015	229,000	246,359
Wells Fargo & Co. (Commercial Banks)		4.600%	04/01/2021	1,250,000	1,259,390
American Express Co. (Consumer Finance)		7.000%	03/19/2018	1,250,000	1,473,060
Capital One Bank USA NA (Consumer Finance)		5.125%	02/15/2014	750,000	822,568
Discover Financial Services (Consumer Finance)		6.450%	06/12/2017	750,000	832,956
Bank of America Corp. (Diversified Financial Svs.)		5.650%	05/01/2018	1,000,000	1,055,822
Citigroup, Inc. (Diversified Financial Svs.)		6.125%	05/15/2018	1,250,000	1,378,481
General Electric Capital Corp. (Diversified Financial Svs.)		5.625%	05/01/2018	1,000,000	1,095,277
JPMorgan Chase & Co. (Diversified Financial Svs.)		5.150%	10/01/2015	1,500,000	1,621,614
National Rural Utilities Cooperative Finance Corp. (Diversified Financial Svs.)		1.900%	11/01/2015	1,000,000	986,796
Assurant, Inc. (Insurance)		5.625%	02/15/2014	1,500,000	1,603,677
Axis Capital Holdings Ltd. (Insurance)		5.750%	12/01/2014	1,000,000	1,081,394
Berkshire Hathaway, Inc. (Insurance)		3.200%	02/11/2015	1,250,000	1,303,922

12	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Hartford Financial Services Group, Inc. (Insurance)		5.375%	03/15/2017	$1,500,000	$1,581,165
Liberty Mutual Group, Inc. (Insurance)	(a)	5.750%	03/15/2014	1,000,000	1,061,746
Loews Corp. (Insurance)		5.250%	03/15/2016	750,000	818,056
Metropolitan Life Global Funding I (Insurance)	(a)	2.875%	09/17/2012	1,000,000	1,022,258
Prudential Financial, Inc. (Insurance)		6.100%	06/15/2017	1,500,000	1,686,834
StanCorp Financial Group, Inc. (Insurance)		6.875%	10/01/2012	500,000	528,578
Equity One, Inc. (Real Estate Investment Trusts)		6.250%	01/15/2017	1,250,000	1,352,135
HCP, Inc. (Real Estate Investment Trusts)		5.375%	02/01/2021	1,000,000	1,033,352
Mack-Cali Realty LP (Real Estate Investment Trusts)		4.600%	06/15/2013	1,000,000	1,053,963

					44,977,774

HEALTH CARE – 6.9%
Amgen, Inc. (Biotechnology)		4.100%	06/15/2021	1,000,000	994,118
Celgene Corp. (Biotechnology)		2.450%	10/15/2015	1,250,000	1,243,789
Baxter International, Inc. (Health Care Equip. & Supplies)		1.800%	03/15/2013	250,000	254,297
Becton Dickinson and Co. (Health Care Equip. & Supplies)		5.000%	05/15/2019	500,000	547,078
Covidien International Finance SA (Health Care Equip. & Supplies)		2.800%	06/15/2015	1,250,000	1,282,830
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		2.200%	09/15/2013	1,000,000	1,021,641
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4.875%	11/15/2019	500,000	535,091
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		6.000%	02/15/2018	1,500,000	1,703,174
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		3.250%	11/20/2014	300,000	316,538
Abbott Laboratories (Pharmaceuticals)		2.700%	05/27/2015	1,000,000	1,040,542
Merck & Co., Inc. (Pharmaceuticals)		5.000%	06/30/2019	1,000,000	1,108,606
Teva Pharmaceutical Finance II BV / Teva Pharmaceutical Finance III LLC (Pharmaceuticals)		3.000%	06/15/2015	500,000	514,981

					10,562,685

INDUSTRIALS – 8.2%
BAE Systems Holdings, Inc. (Aerospace & Defense)	(a)	6.375%	06/01/2019	750,000	853,677
Raytheon Co. (Aerospace & Defense)		4.400%	02/15/2020	1,250,000	1,295,935
Owens Corning (Building Products)		6.500%	12/01/2016	1,000,000	1,089,327
Republic Services, Inc. (Commercial Svs. & Supplies)		3.800%	05/15/2018	1,000,000	1,005,789
Waste Management, Inc. (Commercial Svs. & Supplies)		6.100%	03/15/2018	500,000	567,892
Emerson Electric Co. (Electrical Equip.)		4.250%	11/15/2020	1,250,000	1,311,689
Caterpillar, Inc. (Machinery)		5.700%	08/15/2016	1,000,000	1,157,630
Deere & Co. (Machinery)		4.375%	10/16/2019	1,250,000	1,325,744
CSX Corp. (Road & Rail)		5.600%	05/01/2017	1,500,000	1,678,542
Ryder System, Inc. (Road & Rail)		3.600%	03/01/2016	1,000,000	1,025,712
Union Pacific Corp. (Road & Rail)		4.000%	02/01/2021	1,250,000	1,267,470

					12,579,407

INFORMATION TECHNOLOGY – 2.1%
Cisco Systems, Inc. (Communications Equip.)		2.900%	11/17/2014	300,000	315,820
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	1,500,000	1,608,614
International Business Machines Corp. (IT Svs.)		2.100%	05/06/2013	1,250,000	1,282,438

					3,206,872

MATERIALS – 2.9%
Monsanto Co. (Chemicals)		7.375%	08/15/2012	1,000,000	1,073,234
Praxair, Inc. (Chemicals)		2.125%	06/14/2013	1,250,000	1,282,119
Rio Tinto Finance USA Ltd. (Metals & Mining)		1.875%	11/02/2015	1,000,000	986,577
Teck Resources Ltd. (Metals & Mining)		7.000%	09/15/2012	1,000,000	1,063,826

					4,405,756

TELECOMMUNICATION SERVICES – 3.8%
AT&T Corp. (Diversified Telecom. Svs.)	(b)	7.300%	11/15/2011	500,000	512,158
Embarq Corp. (Diversified Telecom. Svs.)		6.738%	06/01/2013	1,000,000	1,083,694
Telecom Italia Capital SA (Diversified Telecom. Svs.)		5.250%	10/01/2015	750,000	780,456
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.600%	04/01/2021	1,250,000	1,292,270
America Movil SAB de CV (Wireless Telecom. Svs.)		5.750%	01/15/2015	1,000,000	1,117,336
Rogers Communications, Inc. (Wireless Telecom. Svs.)		5.500%	03/15/2014	1,000,000	1,101,903

					5,887,817

UTILITIES – 15.1%
Appalachian Power Co. (Electric Utilities)		4.600%	03/30/2021	1,000,000	1,009,089
Commonwealth Edison Co. (Electric Utilities)		5.950%	08/15/2016	1,500,000	1,716,327
Consumers Energy Co. (Electric Utilities)		6.000%	02/15/2014	1,000,000	1,112,898
Duke Energy Corp. (Electric Utilities)		3.350%	04/01/2015	1,250,000	1,299,346
Florida Power Corp. (Electric Utilities)		4.550%	04/01/2020	500,000	526,376
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	1,500,000	1,692,567

13	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
UTILITIES (continued)
Metropolitan Edison Co. (Electric Utilities)		4.875%	04/01/2014	$750,000	$794,446
Pepco Holdings, Inc. (Electric Utilities)		2.700%	10/01/2015	750,000	754,712
Tenaska Georgia Partners LP (Electric Utilities)		9.500%	02/01/2030	483,118	587,093
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	1,500,000	1,740,920
Virginia Electric and Power Co. (Electric Utilities)		5.400%	01/15/2016	1,500,000	1,706,210
AGL Capital Corp. (Gas Utilities)		5.250%	08/15/2019	1,000,000	1,074,537
CenterPoint Energy Resources Corp. (Gas Utilities)		5.950%	01/15/2014	500,000	550,796
Southwest Gas Corp. (Gas Utilities)		7.625%	05/15/2012	1,000,000	1,047,525
Spectra Energy Capital LLC (Gas Utilities)		5.500%	03/01/2014	750,000	821,161
Energy Future Competitive Holdings Co. (Ind. Power Prod. & Energy Traders)		7.480%	01/01/2017	521,326	446,868
PSEG Power LLC (Ind. Power Prod. & Energy Traders)		5.000%	04/01/2014	750,000	805,136
TransAlta Corp. (Ind. Power Prod. & Energy Traders)		6.750%	07/15/2012	1,000,000	1,055,622
Alliant Energy Corp. (Multi-Utilities)		4.000%	10/15/2014	1,000,000	1,052,823
Avista Corp. (Multi-Utilities)		5.950%	06/01/2018	1,000,000	1,127,287
NextEra Energy Capital Holdings, Inc. (Multi-Utilities)		2.600%	09/01/2015	1,250,000	1,245,488
Xcel Energy, Inc. (Multi-Utilities)		4.700%	05/15/2020	1,000,000	1,041,654

					23,208,881

Total Corporate Bonds (Cost $129,439,840)					$138,797,617

U.S. Treasury Obligations – 4.1%		Rate	Maturity	Face Amount	Value
United States Treasury Note		2.375%	09/30/2014	$1,000,000	$1,046,719
United States Treasury Note		3.375%	11/15/2019	5,000,000	5,213,280

Total U.S. Treasury Obligations (Cost $6,584,020)					$6,259,999

Repurchase Agreements – 4.8%		Rate	Maturity	Face Amount	Amortized Cost
U.S. Bank, Agreement date: 06/30/2011, Repurchase price: $7,338,000, Collateralized by: Freddie Mac 15 yr. Gold Giant Pool #G11440 (FGCI) 4.000%, Due 08/01/2018 with value of $2,814,381, Freddie Mac 15 yr. Gold Giant Pool #G11649 (FGCI) 4.500%, Due 02/01/2020 with value of $4,670,288		0.010%	07/01/2011	$7,338,000	$7,338,000

Total Repurchase Agreements (Cost $7,338,000)					$7,338,000

Total Investments – 99.5% (Cost $143,361,860)	(d)				$152,395,616
Other Assets in Excess of Liabilities – 0.5%					799,085

Net Assets – 100.0%					$153,194,701

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2011, the value of these securities totaled $5,508,701, or 3.6% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	This security is a credit sensitive bond. The coupon rate is a variable rate subject to adjustment based on changes in either Moody’s or S&P ratings.

(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at June 30, 2011.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

14

Ohio National Fund, Inc.	Omni Portfolio

Objective/Strategy

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	23.19%
Five years	5.08%
Ten years	3.65%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the Omni Portfolio returned 4.60% versus 5.22% for the current benchmark, which is composed of 70% S&P 500 Index and 30% BofA Merrill Lynch U.S. Corporate Master Index (the “Merrill Lynch Index”).

The 62 basis points of relative under-performance is primarily the result of under-performance by the equity portion of the Portfolio versus the S&P 500 Index. The under-performance is also explained, to a lesser extent, by holding approximately 4% of the Portfolio in cash equivalents during a period in which both common stocks and bonds had relatively good positive total returns. The asset allocation decision to over-weight common stocks by approximately 4% during the first half of 2011 benefited relative performance because common stocks out-performed corporate bonds by 2.7%. While common stocks out-performed bonds during the period, the bond portion of the Portfolio out-performed the Merrill Lynch Index.(1)

The equity portion of the Portfolio was up 4.6% after fees, under-performing the S&P 500 Index by 142 basis points in the first half of 2011. The over-weighting in the Financials sector was the major reason for the under-performance. Continued worries about the debt crisis in Europe, the lack of clarity on resolution of the mortgage crisis in the U.S., the inability to clearly define capital requirements for the largest banks, disappointing U.S. Gross Domestic Product growth, and lower-than-expected interest rates combined to hurt the Financials sector. Among the five largest detractors to stock performance were three financial firms: Bank of America Corp., Morgan Stanley and Wells Fargo & Co. The other two largest detractors to relative performance were Royal Caribbean Cruises Ltd., which was hurt by higher fuel prices, and Google, Inc. The five stock investments that had the best contribution to returns were Sun Power Corp., Medicis Pharmaceutical Corp., Rockwell Automation, Inc., Halliburton Co., and Caterpillar, Inc.(1)

The dominant theme for the Portfolio during the first half was that the world would continue to recover from the 2008 recession. So in addition to being over-weighted in financial stocks, the equity portion of the Portfolio was also over-weighted in the Industrials and Consumer Discretionary sectors. Though corporate earnings beat expectations for many of the cyclical sectors, including Consumer Discretionary and Industrials, the global economy is not recovering as swiftly and robustly as expected.(1)

For the first half of 2011, the bond portion of the Portfolio out-performed the Merrill Lynch Index. This out-performance was primarily the result of bond portfolio maturity structure compared to the Merrill Lynch Index. During the first half of 2011, the 5-year U.S. Treasury yield declined 25 basis points, the 10-year U.S. Treasury yield declined 13 basis points, and the 30-year U.S. Treasury yield increased 4 basis points. Because the bond portion of the Portfolio was over-weighted in bonds with maturities of 5 to 7 years, and under-weighted in bonds with maturities of greater than 15 years, the bond component of the Portfolio was able to achieve better price performance than the Merrill Lynch Index. The bond portion of the Portfolio was under-weighted in the banking sector and over-weighted in the electric utility sector; both of these weightings had a minor negative impact on performance because the banking sector out-performed and the electric utility sector under-performed.(1)

Because Treasury yields declined for most of the yield curve, credit spreads tightened slightly, and no credit problems surfaced in the Portfolio, all of the bonds held in the Portfolio had positive total returns. The five bonds that had the highest total returns were Discover Financial Services, Bunge NA Finance LP, Key Bank NA, Anadarko Petroleum Corp., and HCP, Inc. The five poorest performing bonds were AT&T Corp., Daimler Finance North America LLC, MetLife, Inc., Computer Sciences Corp., and The Goldman Sachs Group, Inc. All five of these bonds under-performed because of their short maturities in a declining interest rate environment and not because of any underlying credit problems.(1)

We are anxiously optimistic about the outlook for the global economy. We are hopeful that job growth will re-accelerate in the U.S., that Europe can deal with its sovereign debt problems, that the U.S. can somehow come to a longer term resolution of its debt ceiling and deficit, and there will be fewer macro shocks like Japanese earthquakes and civil wars in the Middle East and North Africa. We are not confident that everything will turn out alright, but valuations in the stock market perhaps discount the potential of one or more things going wrong.

We expect U.S. Treasury yields to rise if the growth rate of the U.S. economy improves and the Federal Reserve begins to remove its monetary stimulus. For this reason, we expect to maintain the duration of the bond portion of the Portfolio short of the duration of the Merrill Lynch Index. Because we expect credit spreads to tighten modestly over the remainder of 2011 as corporate profits rise, purchases of bonds for the Portfolio will be skewed toward BBB quality names, which are slightly lower in quality than the average for the Merrill Lynch Index.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

15	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Common Stocks (3)	73.8
Corporate Bonds (3)	21.1
U.S. Treasury Obligations	0.8
Money Market Funds and Other Net Assets	4.3

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. Apple, Inc.	2.7
2. International Business Machines Corp.	1.8
3. Citrix Systems, Inc.	1.8
4. Warner Chilcott PLC Class A	1.7
5. Avago Technologies Ltd.	1.7
6. Johnson Controls, Inc.	1.6
7. Google, Inc. Class A	1.6
8. Halliburton Co.	1.6
9. Chevron Corp.	1.6
10. Wells Fargo & Co.	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Financials	20.1
Consumer Discretionary	15.0
Information Technology	15.1
Industrials	12.5
Energy	10.8
Health Care	6.2
Consumer Staples	5.2
Materials	4.2
Utilities	3.9
Telecommunication Services	1.9

94.9

16	(continued)

Ohio National Fund, Inc.	Omni Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks – 73.8%		Shares	Value
CONSUMER DISCRETIONARY – 13.8%
Johnson Controls, Inc. (Auto Components)		15,700	$654,062
MGM Resorts International (Hotels, Restaurants & Leisure)	(a)	11,000	145,310
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(a)	15,400	579,656
Starbucks Corp. (Hotels, Restaurants & Leisure)		15,000	592,350
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	2,500	511,225
Walt Disney Co. / The (Media)		12,200	476,288
Abercrombie & Fitch Co. Class A (Specialty Retail)		8,000	535,360
Tiffany & Co. (Specialty Retail)		6,600	518,232
Coach, Inc. (Textiles, Apparel & Luxury Goods)		8,600	549,798
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	13,200	376,860
Warnaco Group, Inc. / The (Textiles, Apparel & Luxury Goods)	(a)	10,900	569,525

			5,508,666

CONSUMER STAPLES – 2.8%
H.J. Heinz Co. (Food Products)		10,600	564,768
Kellogg Co. (Food Products)		2,600	143,832
Kraft Foods, Inc. Class A (Food Products)		11,500	405,145

			1,113,745

ENERGY – 8.7%
Dresser-Rand Group, Inc. (Energy Equip. & Svs.)	(a)	10,000	537,500
Halliburton Co. (Energy Equip. & Svs.)		12,400	632,400
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		7,100	555,291
Chevron Corp. (Oil, Gas & Consumable Fuels)		6,100	627,324
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		7,400	583,194
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		5,400	561,816

			3,497,525

FINANCIALS – 14.1%
Morgan Stanley (Capital Markets)		19,400	446,394
Huntington Bancshares, Inc. (Commercial Banks)		90,300	592,368
Wells Fargo & Co. (Commercial Banks)		21,900	614,514
Bank of America Corp. (Diversified Financial Svs.)		54,100	592,936
Citigroup, Inc. (Diversified Financial Svs.)		14,200	591,288
JPMorgan Chase & Co. (Diversified Financial Svs.)		14,100	577,254
Hartford Financial Services Group, Inc. (Insurance)		21,700	572,229
Lincoln National Corp. (Insurance)		16,900	481,481
MetLife, Inc. (Insurance)		13,700	601,019
Prudential Financial, Inc. (Insurance)		9,400	597,746

			5,667,229

HEALTH CARE – 4.5%
Cubist Pharmaceuticals, Inc. (Biotechnology)	(a)	5,100	183,549
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	9,000	467,910
Medco Health Solutions, Inc. (Health Care Providers & Svs.)	(a)	8,200	463,464
Warner Chilcott PLC Class A (Pharmaceuticals)		28,800	694,944

			1,809,867

INDUSTRIALS – 11.0%
Honeywell International, Inc. (Aerospace & Defense)		9,900	589,941
FedEx Corp. (Air Freight & Logistics)		6,400	607,040
United Parcel Service, Inc. Class B (Air Freight & Logistics)		7,500	546,975
United Continental Holdings, Inc. (Airlines)	(a)	23,200	525,016
Rockwell Automation, Inc. (Electrical Equip.)		5,200	451,152
3M Co. (Industrial Conglomerates)		5,600	531,160
Caterpillar, Inc. (Machinery)		5,300	564,238
Pentair, Inc. (Machinery)		14,300	577,148

			4,392,670

INFORMATION TECHNOLOGY – 14.7%
Qualcomm, Inc. (Communications Equip.)		10,700	607,653
Apple, Inc. (Computers & Peripherals)	(a)	3,200	1,074,144
EMC Corp. (Computers & Peripherals)	(a)	10,400	286,520
Google, Inc. Class A (Internet Software & Svs.)	(a)	1,250	632,975
International Business Machines Corp. (IT Svs.)		4,200	720,510
Avago Technologies Ltd. (Semiconductors & Equip.)		17,800	676,400
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		23,300	595,548
Texas Instruments, Inc. (Semiconductors & Equip.)		9,000	295,470
Citrix Systems, Inc. (Software)	(a)	9,000	720,000
Electronic Arts, Inc. (Software)	(a)	12,400	292,640

			5,901,860

MATERIALS – 4.2%
E.I. du Pont de Nemours & Co. (Chemicals)		11,300	610,765
Monsanto Co. (Chemicals)		6,800	493,272
Potash Corp of Saskatchewan, Inc. (Chemicals)		10,400	592,696

			1,696,733

Total Common Stocks (Cost $27,808,737)			$29,588,295

17	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Corporate Bonds – 21.1%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 1.2%
Daimler Finance North America LLC (Automobiles)		6.500%	11/15/2013	$100,000	$111,310
Comcast Corp. (Media)		5.875%	02/15/2018	150,000	168,470
Walt Disney Co. / The (Media)		6.200%	06/20/2014	100,000	114,165
Macy’s Retail Holdings, Inc. (Multiline Retail)		5.900%	12/01/2016	100,000	112,756

					506,701

CONSUMER STAPLES – 2.4%
Anheuser-Busch Cos., Inc. (Beverages)		5.500%	01/15/2018	150,000	167,336
CVS Caremark Corp. (Food & Staples Retailing)		5.750%	06/01/2017	150,000	168,690
Kroger Co. / The (Food & Staples Retailing)		6.400%	08/15/2017	150,000	175,943
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	150,000	164,149
Kraft Foods, Inc. (Food Products)		6.500%	08/11/2017	150,000	176,562
Procter & Gamble Co. / The (Household Products)		4.700%	02/15/2019	100,000	110,532

					963,212

ENERGY – 2.1%
Weatherford International Ltd. (Energy Equip. & Svs.)		6.000%	03/15/2018	150,000	164,654
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.950%	09/15/2016	100,000	112,686
Boardwalk Pipelines LP (Oil, Gas & Consumable Fuels)		5.500%	02/01/2017	100,000	110,347
Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)		5.000%	03/01/2015	150,000	163,439
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.400%	07/15/2018	150,000	175,748
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		4.750%	06/15/2013	100,000	106,380

					833,254

FINANCIALS – 6.0%
Goldman Sachs Group, Inc. / The (Capital Markets)		5.150%	01/15/2014	100,000	106,837
Jefferies Group, Inc. (Capital Markets)		5.875%	06/08/2014	150,000	164,065
Mellon Funding Corp. (Capital Markets)		5.500%	11/15/2018	100,000	111,767
Morgan Stanley (Capital Markets)		4.750%	04/01/2014	100,000	104,305
BB&T Corp. (Commercial Banks)		5.200%	12/23/2015	100,000	108,291
Deutsche Bank Capital Funding Trust VII (Commercial Banks)	(b)(d)	5.628%	Perpetual	100,000	89,000
KeyBank NA (Commercial Banks)		5.700%	11/01/2017	150,000	161,891
PNC Funding Corp. (Commercial Banks)		5.250%	11/15/2015	150,000	163,602
Capital One Bank USA NA (Consumer Finance)		5.125%	02/15/2014	100,000	109,676
Discover Financial Services (Consumer Finance)		6.450%	06/12/2017	150,000	166,591
Bank of America Corp. (Diversified Financial Svs.)		5.750%	08/15/2016	150,000	158,450
Citigroup, Inc. (Diversified Financial Svs.)		5.850%	08/02/2016	150,000	164,844
General Electric Capital Corp. (Diversified Financial Svs.)		5.000%	01/08/2016	100,000	109,420
JPMorgan Chase & Co. (Diversified Financial Svs.)		5.150%	10/01/2015	100,000	108,108
Assurant, Inc. (Insurance)		5.625%	02/15/2014	100,000	106,912
Liberty Mutual Group, Inc. (Insurance)	(b)	5.750%	03/15/2014	100,000	106,175
MetLife, Inc. (Insurance)		5.375%	12/15/2012	100,000	105,815
Duke Realty LP (Real Estate Investment Trusts)		4.625%	05/15/2013	100,000	104,950
HCP, Inc. (Real Estate Investment Trusts)		6.000%	01/30/2017	150,000	165,369

					2,416,068

HEALTH CARE – 1.7%
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		6.000%	02/15/2018	150,000	170,317
WellPoint, Inc. (Health Care Providers & Svs.)		5.875%	06/15/2017	150,000	171,716
Abbott Laboratories (Pharmaceuticals)		5.600%	11/30/2017	150,000	174,073
Hospira, Inc. (Pharmaceuticals)		6.050%	03/30/2017	150,000	170,459

					686,565

INDUSTRIALS – 1.5%
Owens Corning (Building Products)		6.500%	12/01/2016	150,000	163,399
Waste Management, Inc. (Commercial Svs. & Supplies)		6.100%	03/15/2018	75,000	85,184
CSX Corp. (Road & Rail)		5.600%	05/01/2017	150,000	167,854
ERAC USA Finance Co. (Road & Rail)	(b)	6.375%	10/15/2017	150,000	172,733

					589,170

INFORMATION TECHNOLOGY – 0.4%
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	150,000	160,861

TELECOMMUNICATION SERVICES – 1.9%
AT&T Corp. (Diversified Telecommunication Services)	(c)	7.300%	11/15/2011	100,000	102,431
Embarq Corp. (Diversified Telecom. Svs.)		6.738%	06/01/2013	150,000	162,554
Telecom Italia Capital SA (Diversified Telecom. Svs.)		5.250%	10/01/2015	100,000	104,061
Verizon Florida LLC (Diversified Telecom. Svs.)		6.125%	01/15/2013	100,000	107,388
America Movil SAB de CV (Wireless Telecom. Svs.)		5.750%	01/15/2015	100,000	111,734
Rogers Communications, Inc. (Wireless Telecom. Svs.)		5.500%	03/15/2014	150,000	165,285

					753,453

18	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Corporate Bonds – 21.1% (Continued)		Rate	Maturity	Face Amount	Value
UTILITIES – 3.9%
Commonwealth Edison Co. (Electric Utilities)		5.950%	08/15/2016	$150,000	$171,633
Consumers Energy Co. (Electric Utilities)		6.000%	02/15/2014	100,000	111,290
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	150,000	169,257
Nevada Power Co. (Electric Utilities)		5.950%	03/15/2016	150,000	171,114
Pennsylvania Electric Co. (Electric Utilities)		6.050%	09/01/2017	150,000	168,423
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	150,000	174,092
Virginia Electric and Power Co. (Electric Utilities)		4.750%	03/01/2013	100,000	106,267
Spectra Energy Capital LLC (Gas Utilities)		5.500%	03/01/2014	100,000	109,488
PSEG Power LLC (Ind. Power Prod. & Energy Traders)		5.000%	04/01/2014	100,000	107,351
Southern Power Co. (Ind. Power Prod. & Energy Traders)		4.875%	07/15/2015	100,000	109,272
American Water Capital Corp. (Water Utilities)		6.085%	10/15/2017	150,000	173,108

					1,571,295

Total Corporate Bonds (Cost $7,658,001)					$8,480,579

U.S. Treasury Obligations – 0.8%		Rate	Maturity	Face Amount	Value
United States Treasury Note		3.375%	11/15/2019	$300,000	$312,797

Total U.S. Treasury Obligations (Cost $314,041)					$312,797

Money Market Funds – 3.8%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				1,507,000	$1,507,000

Total Money Market Funds (Cost $1,507,000)					$1,507,000

Total Investments – 99.5% (Cost $37,287,779)	(e)				$39,888,671
Other Assets in Excess of Liabilities – 0.5%					191,365

Net Assets – 100.0%					$40,080,036

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2011, the value of these securities totaled $367,908, or 0.9% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	This security is a credit sensitive bond. The coupon rate is a variable rate subject to adjustment based on changes in either Moody’s or S&P ratings.

(d)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at June 30, 2011.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

19

Ohio National Fund, Inc.	International Portfolio

Objective/Strategy

The International Portfolio seeks total return on assets by investing at least 80% of its assets in securities of foreign companies.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	38.79%
Five years	1.92%
Ten years	2.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the International Portfolio returned 5.57% versus 3.80% for the current benchmark, the MSCI All Country World ex-USA Index (Net-USD).

The major events of early 2011, including the devastating Japanese earthquake, tsunami, and nuclear disaster, as well as the wave of unrest in the Middle East and North Africa, weighed on the second quarter of 2011; although stock markets held up well and set the stage for a second half rally. The delayed impact of Japan’s “triple disaster” and the headwinds from higher oil prices moderated the global economy. Global leading economic indicators painted a weaker picture of the current state of the global industrial cycle. There are tentative signs that the slowdown was caused by temporary factors, and this has set the stage for upside surprises to both the U.S. and global economy in the second half. After the earthquake, Japan went into recession. The economy was hit especially hard by disrupted supply chains, vehicle sales were down, and Japan’s trade account posted its first deficit in more than two years. There are clear signals that the bottleneck in exports is beginning to clear even as the domestic economy continues to face further headwinds. The Bank of Japan (BoJ) now expects production to recover briskly to pre-disaster levels by July or August. As production levels increase in the third quarter, the BoJ board will continue to upgrade its growth expectations for the Japanese economy.

The start of 2011 was marked by a wave of unrest in the Middle East and North Africa, causing oil prices to rise. Oil subsequently dipped on uncertainty surrounding the stability of the global recovery. Nonetheless, increased oil and food prices, coupled with globally loose monetary conditions, brought inflation concerns to the forefront. The U.S. economy expanded at a slower rate than initially forecast. U.S. jobless claims also unexpectedly rose as the labor market struggled to gain momentum, offsetting higher than expected corporate profits. Meanwhile, Chinese growth also slowed due to inflationary concerns. Globally, central banks continued their shift from accommodative to hawkish as concerns about inflationary pressures in several countries surfaced. Central bank rate hikes that began at the end of 2010 picked up their pace with 67 distinct hikes in countries ranging from Brazil to Norway to South Korea, as these and many other world economies grew steadily over the quarter. Additionally, declines off the peaks in many commodity prices bode well for these economies in the second half of the year.

The divergence between strong economies and weaker economies continued to play a major role during this six-month period. Nowhere was this key theme more evident than in Europe where the strong German economy continued its economic surge, while the peripheral countries of the Eurozone continued to display economic weakness. Continued concerns about the European debt scenario further weighed on market sentiment. Markets were particularly focused on Greece and the potential for sovereign debt default, especially as the second installment of the Greek bailout came due on June 29. Germany, France, and other European Union member countries are faced with either bailing out Greece or shoring up the entire European banking system upon a Greek default. Bailing out Greece is the lower cost solution. By the end of June, Greece, while still not fully remedied, had a government plan which included additional austerity measures, increased tax revenue, accelerated asset sales, and privatization programs.

Meanwhile, Germany, Europe’s largest economy, reaped the benefits of a weaker Euro and low interest rates. Growth forecasts for Germany continued to accelerate, and investment and production expectations are all positive. German companies continue to achieve record profits and are benefiting from global growth. This conundrum of robust growth in parts of Europe, including France, Netherlands, Norway, and especially Germany, coupled with relatively sluggish growth in the Eurozone periphery, including Spain, Greece, Ireland, and Portugal, suggests German expansion may moderate. However, year-to-date, Germany has maintained a very strong recovery with economic strength that is broad-based, both domestically and internationally.

MSCI Developed Markets, as measured by the MSCI EAFE Index (up 5.0%), outperformed MSCI Emerging Markets (up 0.9%). Top performing developed economies included Ireland, up 17.2%, New Zealand, up 15.9%, France, up 15.5%, Spain, up 15.5%, and Germany, up 14.2%. Top performing emerging economies included the Czech Republic, up 22.8%, Hungary, up 22.3%, Indonesia, up 12.7%, and Poland, up 11.1%.

Country allocation remained a primary driver of the Portfolio’s performance. In Asia, exposure to strong Asian economies, especially South Korea and Indonesia, both key overweights for the Portfolio, contributed positively to Portfolio performance as evidence of robust economic activity and strong growth confirmed the continued expansionary phase of the Asia ex. Japan economies. South Korea, a key overweight for the Portfolio, reported its fastest quarterly rate of expansion in three quarters and benefited from continued demand for manufactured goods and automobiles. This impact benefited key Portfolio holdings such as Hyundai Motor Co., up 45.2%, Kia Motors Corp., up 51.9%, Daewoo Shipbuilding & Marine Engineering Co. Ltd., up 32.3%, and Samsung Heavy Industries Co. Ltd., up 22.8%.(1)

German shares, which represented the Portfolio’s largest overweight allocation, positively impacted performance as better-than-expected economic growth shored up returns and masked poor growth in the peripheral European countries. Germany’s BASF SE, up 27.7%, the world’s largest chemical company, benefited from both strong export and domestic demand. However, Commerzbank AG posted a return of -27.2% due to its exposure to the sovereign risks of Europe, and negatively impacted performance.(1)

20	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

The key decision to overweight Japanese hybrid and export companies, such as Mitsubishi Heavy Industries Ltd., due to their discounted valuation (while simultaneously underweighting Japanese domestic companies) contributed positively to performance. Although exports dropped sharply immediately following the triple disaster, bottlenecks cleared faster than anticipated and shipments out of Japan began to pick up by the end of the first half of the year.(1)

The underweight position in Switzerland was a headwind for the Portfolio as the Swiss franc reached all-time highs against both the Euro and the U.S dollar due to the ongoing Eurozone sovereign debt crisis.(1)

The Portfolio maintained its overweight in emerging markets, many of which are healthier in terms of economic conditions than their developed counterparts. Developing economies as a group are creditor nations, whereas the advanced economies as a group increased their debt burdens. Our overweight is spread among several top-quality emerging countries: South Korea, Taiwan, Indonesia, and Mexico. These markets continue to benefit not only from stronger growth dynamics, driven by both export and domestic demand, but also for their superior fiscal and debt positions. We expect this to continue. At the end of the six-month period, our emerging markets weight stood at 36.5%. Excluding South Korea and Taiwan, which some key benchmark providers consider to be developed markets, our emerging market weight is 15.6%.(1)

The Portfolio continued to maintain exposure to select healthy, high sovereign quality, developed markets. We maintained our overweight in Germany as strength in German exports and renewed corporate investment continues to bolster our outlook going forward. We remain overweight in the high-quality Nordic region as each country has strong public finances, with Norway benefiting most from the industrial cycle recovery and Denmark benefiting most from high visibility and high quality with regards to corporate profit streams.(1)

We continue to monitor Japan closely, but feel comfortable in our holdings in companies oriented towards a more globalized chain of production and demand. While tragic, the earthquake, tsunami, and nuclear disaster struck at a time that Japan, and the rest of the global economy, was at a positive point in the business cycle, i.e., the beginning phases of an expansionary phase. That means there was, and remains, a lot of positive upward momentum behind the global growth story, with real gross domestic product expected to expand in the 4% range. While events in Japan, and to some extent the Middle East, elevate the level of uncertainty about the future and the potential for lower growth, we feel the trajectory in the mid/longer term is for positive economic growth, from both cyclical and structural spending.

Hedging of currencies in the Portfolio was conducted by executing foreign currency forwards contracts as well as futures contracts. These hedging instruments were primarily executed for the purpose of mitigating the effects that exchange rate volatility of certain currencies might have on relative performance. These instruments combined to detract 52 basis points from the Portfolio’s performance.

We continue to monitor our investment universe for signs of countries and companies with poor credit quality or unmanageable debt levels, and to focus on countries and companies with strategic expansion opportunities. As developed economies continue to adjust to new debt levels and investors continue to fear a reoccurrence of 2008, markets will continue to be volatile. However, as long-term investors, we feel that fundamentals are supportive of global growth. We expect the winners to maintain higher profitability and gain market share, while the weaker players, who continue to struggle to gain footing, will under-perform. Governments and central banks are beginning to normalize their policies, but we expect financial conditions to remain accommodative for some time to come.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets. Currently, the MSCI All Country World Index consists of 24 developed and 21 emerging market country indices.

21	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Common Stocks (3)	100.5
U.S. Treasury Obligations	0.1
Money Market Funds Less Net Liabilities	(0.6)

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. Siemens AG	3.1
2. America Movil SAB de CV – ADR	2.6
3. BASF SE	2.2
4. Samsung Electronics Co. Ltd.	2.2
5. Statoil ASA	2.1
6. Yara International ASA	1.8
7. Allianz SE	1.8
8. Muenchener Rueckversicherungs AG	1.8
9. Novo Nordisk A/S	1.7
10. Daimler AG	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings (combined):

% of Net Assets
Germany	21.8
Japan	14.5
South Korea	12.5
Mexico	10.2
Denmark	10.0
Taiwan	8.9
Norway	8.5
Indonesia	5.3
Italy	3.6
Luxembourg	1.4

22

Ohio National Fund, Inc.	International Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks – 100.5%		Shares	Value
Germany – 21.8%
Allianz SE	(b)	27,000	$3,765,063
Aurubis AG	(b)	8,200	533,646
BASF SE	(b)	47,400	4,646,209
Bayer AG	(b)	13,600	1,092,305
Bayerische Motoren Werke AG	(b)	8,500	848,801
Bilfinger Berger SE	(b)	4,651	460,617
Commerzbank AG	(a)(b)	433,000	1,865,005
Continental AG	(a)(b)	14,200	1,496,368
Daimler AG	(b)	46,500	3,506,634
Deutsche Bank AG	(b)	46,850	2,765,110
Deutsche Lufthansa AG	(b)	25,600	557,597
Deutsche Telekom AG	(b)	61,200	954,973
Deutsche Wohnen AG	(c)	75,000	1,305,135
Fresenius SE & Co. KGaA	(b)	17,200	1,795,347
Hannover Rueckversicherung AG	(b)	18,400	956,909
Lanxess AG	(b)	5,000	410,143
MAN SE	(b)	15,200	2,024,638
Metro AG	(b)	18,700	1,132,432
MTU Aero Engines Holding AG	(b)	19,000	1,517,564
Muenchener Rueckversicherungs AG	(b)	24,310	3,711,042
SAP AG	(b)	10,300	624,471
Siemens AG	(b)	47,134	6,477,191
Suedzucker AG	(b)	35,600	1,267,610
Vossloh AG	(b)	9,600	1,347,476
Wincor Nixdorf AG	(b)	10,300	744,581

			45,806,867

Japan – 14.5%
Ajinomoto Co., Inc.	(b)	48,000	569,848
Asahi Kasei Corp.	(b)	255,000	1,718,454
Astellas Pharma, Inc.	(b)	8,000	310,409
Cosmo Oil Co. Ltd.	(b)	153,000	435,583
Daicel Chemical Industries Ltd.	(b)	90,000	594,568
Daiichi Sankyo Co. Ltd.	(b)	89,600	1,750,879
Elpida Memory, Inc.	(a)(b)	45,000	530,043
Hamamatsu Photonics KK	(b)	29,000	1,253,869
Honda Motor Co. Ltd.	(b)	49,500	1,907,082
Kajima Corp.	(b)	100,000	286,890
Kaneka Corp.	(b)	201,000	1,320,688
Kao Corp.	(b)	20,000	525,884
Kose Corp.	(b)	16,500	428,655
Mitsubishi Chemical Holdings Corp.	(b)	101,500	719,242
Mitsubishi Electric Corp.	(b)	74,000	859,591
Mitsubishi Heavy Industries Ltd.	(b)	310,000	1,457,689
Mitsui Chemicals, Inc.	(b)	181,000	659,538
Murata Manufacturing Co. Ltd.	(b)	6,000	401,150
NEC Corp.	(a)(b)	261,000	596,013
Nippon Steel Corp.	(b)	440,000	1,427,426
Nomura Holdings, Inc.	(b)	270,000	1,332,366
Rinnai Corp.	(b)	13,000	938,790
Sega Sammy Holdings, Inc.	(b)	28,000	541,261
Showa Shell Sekiyu KK	(b)	60,000	557,241
SMC Corp.	(b)	4,900	883,323
Sumitomo Corp.	(b)	50,000	680,213
Sumitomo Electric Industries Ltd.	(b)	164,000	2,392,044
Suzuki Motor Corp.	(b)	62,000	1,397,575
Takeda Pharmaceutical Co. Ltd.	(b)	13,700	633,172
Tokuyama Corp.	(b)	212,000	1,067,756
Toshiba Corp.	(b)	209,451	1,104,298
Ube Industries Ltd.	(b)	340,000	1,023,617

			30,305,157

South Korea – 12.5%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	(b)	41,900	1,784,046
Dongkuk Steel Mill Co. Ltd.	(b)	24,500	946,369
Hana Financial Group, Inc.	(b)	24,500	859,700
Hanwha Chem Corp.	(b)	35,500	1,686,520
Hyundai Heavy Industries Co. Ltd.	(b)	2,880	1,201,991

Common Stocks (Continued)		Shares	Value
South Korea (continued)
Hyundai Motor Co.	(b)	13,500	$3,009,604
KB Financial Group, Inc.	(b)	12,300	584,718
Kia Motors Corp.	(b)	35,900	2,442,209
LG Chem Ltd.	(b)	2,000	919,095
LG Electronics, Inc.	(b)	8,600	670,550
Mando Corp.	(b)	3,100	644,615
POSCO – ADR		8,900	966,718
Samsung Electronics Co. Ltd.	(b)	5,950	4,624,513
Samsung Engineering Co. Ltd.	(b)	7,000	1,678,709
Samsung Heavy Industries Co. Ltd.	(b)	24,700	1,106,924
Samsung SDI Co. Ltd.	(b)	6,800	1,046,442
SK Innovation Co. Ltd.	(b)	6,200	1,170,648
Woongjin Coway Co. Ltd.	(b)	23,173	826,453

			26,169,824

Mexico – 10.2%
Alfa SAB de CV		115,500	1,721,378
America Movil SAB de CV – ADR		99,500	5,361,060
Fomento Economico Mexicano SAB de CV – ADR		39,300	2,613,057
Grupo Aeroportuario del Sureste SAB de CV – ADR		7,500	442,050
Grupo Financiero Banorte SAB de CV		407,000	1,847,898
Grupo Financiero Inbursa SA		162,500	832,590
Grupo Mexico SAB de CV		561,000	1,852,352
Grupo Modelo SAB de CV		126,883	767,247
Grupo Televisa SA – ADR		76,700	1,886,820
Industrias Penoles SAB de CV		38,400	1,449,613
Mexichem SAB de CV		128,000	518,406
Wal-Mart de Mexico SAB de CV		715,400	2,123,257

			21,415,728

Denmark – 10.0%
AP Moller – Maersk A/S	(b)	274	2,365,445
Carlsberg A/S	(b)	18,150	1,976,224
Christian Hansen Holding A/S	(b)	70,000	1,663,261
Danske Bank A/S	(a)(b)	159,033	2,943,363
DSV A/S	(b)	102,025	2,449,076
GN Store Nord A/S	(b)	67,500	650,410
H Lundbeck A/S	(b)	81,700	2,154,550
Novo Nordisk A/S	(b)	28,825	3,611,175
Royal UNIBREW A/S	(b)	17,500	1,154,197
Sydbank A/S	(b)	30,400	679,002
TDC A/S	(a)(c)	58,000	529,323
Tryg A/S	(b)	12,000	692,959

			20,868,985

Taiwan – 8.9%
Cathay Financial Holding Co. Ltd.	(b)	1,248,500	1,937,631
China Steel Corp.	(b)	500,000	602,980
Chinatrust Financial Holding Co. Ltd.	(b)	1,038,400	906,803
Chunghwa Telecom Co. Ltd.	(b)	168,000	578,108
CMC Magnetics Corp.	(a)(b)	2,650,000	601,714
Coretronic Corp.	(b)	420,000	664,846
Far Eastern New Century Corp.	(b)	275,540	430,758
Formosa Chemicals & Fibre Corp.	(b)	239,000	891,884
Formosa Petrochemical Corp.	(b)	194,000	684,057
Formosa Plastics Corp.	(b)	257,000	928,772
Gigabyte Technology Co. Ltd.	(b)	345,000	387,647
Inventec Co. Ltd.	(b)	1,381,550	723,070
Mega Financial Holding Co. Ltd.	(b)	356,000	311,876
Micro-Star International Co. Ltd.	(b)	1,050,000	509,386
Nan Ya Plastics Corp.	(b)	474,000	1,267,803
Pou Chen Corp.	(b)	1,281,200	1,184,719
Siliconware Precision Industries Co.	(a)(b)	909,000	1,160,802
Taiwan Semiconductor Manufacturing Co. Ltd.	(b)	825,001	2,079,217
United Microelectronics Corp.	(a)(b)	3,885,000	1,935,203
Wan Hai Lines Ltd.	(a)(b)	1,070,000	812,637

			18,599,913

23	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks (Continued)		Shares	Value
Norway – 8.5%
Aker Solutions ASA	(b)	47,000	$939,038
DnB NOR ASA	(b)	187,444	2,611,377
Fred Olsen Energy ASA	(b)	50,200	1,773,460
Statoil ASA	(b)	171,000	4,329,036
Statoil Fuel & Retail ASA	(a)(b)	65,000	627,080
Telenor ASA	(b)	163,700	2,678,998
TGS Nopec Geophysical Co. ASA	(b)	40,400	1,133,716
Yara International ASA	(b)	67,600	3,798,123

			17,890,828

Indonesia – 5.3%
Aneka Tambang Tbk PT	(b)	1,800,000	437,259
Astra International Tbk PT	(b)	234,000	1,739,431
Bank Central Asia Tbk PT	(b)	880,000	786,988
Bank Mandiri Tbk PT	(b)	1,110,000	934,943
Bank Negara Indonesia Persero Tbk PT	(b)	903,500	409,644
Bank Rakyat Indonesia Persero Tbk PT	(b)	1,090,000	829,103
Indofood Sukses Makmur Tbk PT	(b)	1,690,000	1,136,017
International Nickel Indonesia Tbk PT	(b)	1,640,000	863,158
Perusahaan Gas Negara PT	(b)	1,760,000	827,785
Tambang Batubara Bukit Asam Tbk PT	(b)	305,000	741,563
Telekomunikasi Indonesia Tbk PT – ADR		17,200	593,400
Unilever Indonesia Tbk PT	(b)	425,000	739,597
United Tractors Tbk PT	(b)	337,540	982,821

			11,021,709

Italy – 3.6%
Credito Emiliano SpA	(b)	65,000	411,544
DiaSorin SpA	(b)	11,200	537,538
ENI SpA	(b)	49,000	1,161,248
Fiat SpA	(b)	55,000	604,344
Geox SpA	(b)	95,000	569,653
Intesa Sanpaolo SpA	(b)	257,142	684,711
Mediobanca SpA	(b)	70,000	708,892
Piaggio & C SpA	(b)	145,000	608,063
Pirelli & C SpA	(b)	55,000	594,753
Prada SpA	(a)(c)	12,100	73,004
Recordati SpA	(b)	53,400	586,895
Saipem SpA	(b)	10,000	516,403
UniCredit SpA	(b)	210,000	444,510

			7,501,558

Common Stocks (Continued)		Shares	Value
Luxembourg – 1.4%
Subsea 7 SA	(a)(b)	116,630	$2,983,066

Poland – 1.1%
Bank Millennium SA	(b)	200,000	393,775
KGHM Polska Miedz SA	(b)	7,700	553,031
PGE SA	(b)	65,000	568,499
Synthos SA	(b)	200,000	372,786
Tauron Polska Energia SA	(b)	170,000	408,206

			2,296,297

Sweden – 1.1%
Nordea Bank AB	(b)	212,000	2,276,881

Bermuda – 1.0%
Seadrill Ltd.	(b)	62,100	2,183,361

Cyprus – 0.4%
Songa Offshore SE	(a)(b)	180,000	891,114

Singapore – 0.2%
Olam International Ltd.	(b)	209,090	464,808

Total Common Stocks (Cost $161,829,629)			$210,676,096

U.S. Treasury Obligations – 0.1%		Face Amount	Amortized Cost
U.S. Treasury Bill 0.000% Coupon, 0.010% Effective Yield, 08/11/2011		$200,000	$199,999

Total U.S. Treasury Obligations (Cost $199,992)			$199,999

Money Market Funds – 0.0%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class 2		46,329	$46,329

Total Money Market Funds (Cost $46,329)			$46,329

Total Investments – 100.6% (Cost $162,075,950)	(d)		$210,922,424
Liabilities in Excess of Other Assets – (0.6)%			(1,154,932)

Net Assets – 100.0%			$209,767,492

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-Income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $185,792,788, or 88.6% of the Portfolio’s net assets.

(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $1,907,462, or 0.9% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time. Exchange traded funds and rights are also not evaluated by the fair valuation service.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

24	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Sector Classifications: (Percent of net assets)

Financials	18.0%
Industrials	16.2%
Materials	16.1%
Consumer Discretionary	12.5%
Energy	9.3%
Information Technology	9.0%
Consumer Staples	7.1%
Health Care	6.3%
Telecommunication Services	5.1%
Utilities	0.9%

100.5%

The accompanying notes are an integral part of these financial statements.

25

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Objective/Strategy

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	33.00%
Five years	4.59%
Ten years	5.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the Capital Appreciation Portfolio returned 7.56% versus 6.02% for the current benchmark, the S&P 500 Index.

Stock selection in the Consumer Discretionary sector made the strongest positive impact on absolute return and drove most of the relative out-performance. Viacom, Inc. was a key contributor. Viacom, Inc. is a pure-play content company that owns a stable of networks including MTV, Nickelodeon, and Comedy Central and also owns the Paramount film studio. Viacom, Inc. beat consensus estimates nine consecutive quarters due to strong growth in advertisements and higher free cash flow. In the second quarter, Viacom, Inc.’s consolidated revenues were $3.27 billion, up 20% on strong double-digit growth in both Media Networks and Film Entertainment. We believe Viacom, Inc. has an enviable business model. Well over 1/3 of company profits are recurring and have grown nearly 10% per year for the past five years, driven primarily by cable network revenues. We also like Viacom, Inc.’s high free cash flow conversion, which is being used to repurchase $4 billion of company stock, and favorable potential for significant improvement in the company’s already high margins. Key dynamics going forward, in our view, include improvement/stabilization of ratings across networks, especially on MTV, cyclical recovery of advertising revenue, international adoption of digital broadcasting, emerging businesses, and movie segments. In our opinion, Viacom, Inc., which is trading at a discount to peers, as well as a large discount to its private market value, remains attractively valued.(1)

Positions in Health Care and Information Technology made an outsized contribution to absolute performance. The latter sector was also a significant source of relative out-performance. Shares of pharmaceutical firm Pfizer, Inc. rose on the buzz of a potential breakup of the company into “Innovative Core” and non-pharma divisions, which include nutritionals, consumer health, animal health, and a capsule manufacturing division called Capsugel. Furthermore, Pfizer, Inc. is evaluating spinning off its entire Established Products division, which is mostly a collection of off-patent medicines that also includes its Greenstone generics unit and its fledgling generic biologics unit. While separating into these different segments would shrink Pfizer, Inc.’s revenue base by approximately 40%, we think the company can gain focus in doing so. Specifically, in the pharmaceutical industry, we believe scale benefits only to a point, which Pfizer, Inc. is well beyond, and in critical areas like R&D (research and development), Pfizer has run into diseconomies of scale. The spin-offs could also be layered with debt, improving the balance sheet of the remaining Innovative Core side of the business. Almost without exception, major spin-offs done by other pharmaceutical companies over the last many years have done well when measured by share price appreciation. The possible restructuring, along with the nearer-term pipeline opportunities, make Pfizer, Inc. an attractive investment in our opinion.(1)

Cabot Oil & Gas Corp. and Moody’s Corp. were standout performers. Cabot Oil & Gas Corp. is a North American exploration and production company, whose reserves are focused in both conventional and unconventional types. The spotlight is on its two unconventional shale plays with large land positions and upside to current solid reserves in prolific basins. Natural gas production in the Marcellus Shale of Pennsylvania, where the company has a 160,000 acre land position and owns its own gathering system, is the first. The second is the oil play in the Eagle Ford Shale of West Texas, where the company has a 60,000 acre net leasehold with potential reserves of 150 to 300 million barrels of oil equivalent. We continue to like Cabot Oil & Gas Corp.’s production growth profile and low unit costs and believe Cabot Oil & Gas Corp. has more upside potential.(1)

Moody’s Corp. is a provider of credit ratings, credit and economic related research, data and analytical tools, risk management software and quantitative credit risk measures, credit portfolio management solutions, training, and financial credentialing and certification services. Moody’s Corp. operates in two segments: Moody’s Investors Service (MIS) and Moody’s Analytics (MA). Moody’s Corp. updated guidance for full-year 2011 revenue and EPS (earnings per share), due to stronger-than-expected revenues associated with expected robust first-quarter bond market issuance, which benefited MIS, and accelerated completion of software projects for customers of MA. Also for 2011, Moody’s Corp. increased standard pricing on transactions by 7.5%. The company increased its quarterly dividend by 22% in April as well. At the current valuation, we think Moody’s Corp. remains inexpensive. We think corporate debt issuance, globally, should continue to benefit from favorable yields, a still-significant refinancing wall, and potential increase in debt-financed corporate M&A (mergers and acquisitions) and capital expenditures. Moreover, securitization volumes remain substantially below peak levels, and regulatory risks have receded. We do not think Dodd-Frank legislation will significantly impact Moody’s Corp.’s business model. As the risk/reward narrowed during the second quarter, we trimmed the position in Moody’s Corp. by 50%.(1)

Individual key detractors included The Goldman Sachs Group, Inc., Motorola Mobility Holdings, Inc., and Arch Coal, Inc. The Goldman Sachs Group, Inc. fell primarily on fears of a lawsuit related to allegations it misled clients by not disclosing its proprietary interest in certain collateralized debt transactions. We remain comfortable with our position in The Goldman Sachs Group, Inc. and consider its valuation attractive. We view The Goldman Sachs Group, Inc. as best in class and believe its strong capital base and leading global positions in investment banking, capital markets, trading, private equity, and asset management provide attractive exposure to long-term global economic expansion. We expect the company to

26	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

continue to benefit from its strong balance sheet and deft navigation of the markets. We believe global consolidation in the financial services industry could drive meaningful market share gains for the company.(1)

We initiated a position in Motorola Mobility Holdings, Inc., a spin-off of Motorola, in February, 2011. In our view, the market is giving too much attention to XOOM, Motorola Mobility Holdings, Inc.’s tablet, and not giving enough recognition to the smartphone story. Along with Samsung, Motorola Mobility Holdings, Inc. is one of the leading Android vendors, and it is the only pure-play on Android smartphone growth that also has what we consider a terrific management team. We acknowledge that Motorola Mobility Holdings, Inc.’s business is competitive, but we think management can take advantage of a product refresh and momentum. We also like the company’s plans to expand geographically. We think the stock, which is trading at 30% of revenue, is attractively valued.(1)

Despite Arch Coal, Inc.’s weak performance, we retain our conviction in the long-term net asset value expansion potential of the company. Arch Coal, Inc. is among the top producers in the Powder River Basin, which we believe will be in great demand over the coming years. Its recent acquisition of International Coal Group (ICO) increases its exposure to Appalachian metallurgical coal production and the potential export growth story. Lately, the company has come under pressure from the pullback in coal prices but should rebound as it fully integrates ICO, which should broaden the resource base of the company.(1)

The five best performers were Cabot Oil & Gas Corp., Moody’s Corp., Warner Music Group Corp., Expedia, Inc., and Watson Pharmaceuticals, Inc. The five worst performers were Motorola Mobility Holdings, Inc., Arch Coal, Inc., The Goldman Sachs Group, Inc., Marvell Technology Group Ltd., and Delta Air Lines, Inc. The five largest detractors were The Goldman Sachs Group, Inc., Motorola Mobility Holdings, Inc., Arch Coal, Inc., Marvell Technology Group Ltd., and Delta Air Lines, Inc. The five best contributors were Cabot Oil & Gas Corp., Moody’s Corp., Viacom, Inc., Pfizer, Inc., and RSC Holdings, Inc.(1)

Continued strong corporate profits are driving equity market advances despite economic data over the past several months that suggest moderating global activity. With several key variants of the global economy in flux, we believe bottom-up stock selection based on rigorous fundamental research will be the key to outperforming market indexes. We continue to look for new ideas that have compelling risk/rewards with catalysts that should effectively realize the stocks’ full market value over the next 12 to 24 months. Currently, the Portfolio contains both company-specific catalyst driven ideas as well as stocks in industries with secular and cyclical fundamental improvements.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

27	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Common Stocks (3)	99.1
Money Market Funds Less Net Liabilities	0.9

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. Pfizer, Inc.	2.5
2. Pinnacle Entertainment, Inc.	2.3
3. Comcast Corp. Class A	2.3
4. Schlumberger Ltd.	2.2
5. Xilinx, Inc.	1.9
6. Kraft Foods, Inc. Class A	1.9
7. Viacom, Inc. Class B	1.9
8. Boeing Co. / The	1.8
9. Lear Corp.	1.8
10. International Game Technology	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	20.3
Financials	15.2
Information Technology	14.5
Health Care	13.7
Energy	12.1
Industrials	12.0
Consumer Staples	6.9
Materials	3.4
Utilities	1.0

99.1

28

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks – 99.1%		Shares	Value
CONSUMER DISCRETIONARY – 20.3%
Lear Corp. (Auto Components)		44,990	$2,406,065
Toyota Motor Corp. – ADR (Automobiles)		21,270	1,753,073
International Game Technology (Hotels, Restaurants & Leisure)		136,411	2,398,105
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	206,825	3,081,692
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		16,801	928,087
Ryland Group, Inc. (Household Durables)		96,296	1,591,773
Expedia, Inc. (Internet & Catalog Retail)		43,220	1,252,948
Comcast Corp. Class A (Media)		123,409	2,990,200
Liberty Global, Inc. – Series C (Media)	(a)	30,411	1,298,550
News Corp. Class A (Media)		91,555	1,620,524
Viacom, Inc. Class B (Media)		48,395	2,468,145
Vivendi SA (Media)	(b)	69,409	1,934,645
GameStop Corp. Class A (Specialty Retail)	(a)	87,859	2,343,200
Staples, Inc. (Specialty Retail)		51,148	808,138

			26,875,145

CONSUMER STAPLES – 6.9%
CVS Caremark Corp. (Food & Staples Retailing)		49,186	1,848,410
Wal-Mart Stores, Inc. (Food & Staples Retailing)		34,218	1,818,345
Bunge Ltd. (Food Products)		27,578	1,901,503
Kraft Foods, Inc. Class A (Food Products)		70,299	2,476,634
Tyson Foods, Inc. Class A (Food Products)		57,137	1,109,601

			9,154,493

ENERGY – 12.1%
Cameron International Corp. (Energy Equip. & Svs.)	(a)	42,293	2,126,915
Schlumberger Ltd. (Energy Equip. & Svs.)		34,315	2,964,816
Arch Coal, Inc. (Oil, Gas & Consumable Fuels)		58,456	1,558,437
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		30,995	2,055,278
Cobalt International Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	65,971	899,185
Consol Energy, Inc. (Oil, Gas & Consumable Fuels)		40,641	1,970,276
Kosmos Energy Ltd. (Oil, Gas & Consumable Fuels)	(a)	40,252	683,479
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		17,852	1,857,322
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	43,172	1,851,215

			15,966,923

FINANCIALS – 15.2%
Charles Schwab Corp. / The (Capital Markets)		129,685	2,133,318
Goldman Sachs Group, Inc. / The (Capital Markets)		16,320	2,172,029
Lazard Ltd. Class A (Capital Markets)		34,845	1,292,749
Wells Fargo & Co. (Commercial Banks)		71,758	2,013,529
JPMorgan Chase & Co. (Diversified Financial Svs.)		45,333	1,855,933
Moody’s Corp. (Diversified Financial Svs.)		41,774	1,602,033
Marsh & McLennan Cos., Inc. (Insurance)		72,801	2,270,663
MetLife, Inc. (Insurance)		45,720	2,005,736
Symetra Financial Corp. (Insurance)		116,623	1,566,247
Travelers Cos., Inc. / The (Insurance)		29,093	1,698,449
Validus Holdings Ltd. (Insurance)		49,538	1,533,201

			20,143,887

HEALTH CARE – 13.7%
Amarin Corp PLC – ADR (Biotechnology)	(a)	53,369	772,249
Amgen, Inc. (Biotechnology)	(a)	35,367	2,063,664
Celgene Corp. (Biotechnology)	(a)	17,178	1,036,177
Gilead Sciences, Inc. (Biotechnology)	(a)	47,697	1,975,133
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	85,622	1,726,996
HCA Holdings, Inc. (Health Care Providers & Svs.)	(a)	44,726	1,475,958

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		31,978	$1,889,900
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)	(a)	18,584	1,196,624
Impax Laboratories, Inc. (Pharmaceuticals)	(a)	61,006	1,329,321
Pfizer, Inc. (Pharmaceuticals)		157,560	3,245,736
Watson Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	20,347	1,398,449

			18,110,207

INDUSTRIALS – 12.0%
Boeing Co. / The (Aerospace & Defense)		33,009	2,440,355
ITT Corp. (Aerospace & Defense)		36,152	2,130,437
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	21,310	1,073,172
Delta Air Lines, Inc. (Airlines)	(a)	129,614	1,188,560
JetBlue Airways Corp. (Airlines)	(a)	170,226	1,038,379
Republic Services, Inc. (Commercial Svs. & Supplies)		55,294	1,705,820
Dover Corp. (Machinery)		16,050	1,088,190
Ingersoll-Rand PLC (Machinery)		40,681	1,847,324
CSX Corp. (Road & Rail)		55,588	1,457,517
RSC Holdings, Inc. (Trading Companies & Distributors)	(a)	158,027	1,890,003

			15,859,757

INFORMATION TECHNOLOGY – 14.5%
Juniper Networks, Inc. (Communications Equip.)	(a)	42,534	1,339,821
Motorola Mobility Holdings, Inc. (Communications Equip.)	(a)	57,222	1,261,173
Dell, Inc. (Computers & Peripherals)	(a)	118,892	1,981,930
EMC Corp. (Computers & Peripherals)	(a)	69,163	1,905,441
Flextronics International Ltd. (Electronic Equip., Instr. & Comp.)	(a)	118,504	760,796
Google, Inc. Class A (Internet Software & Svs.)	(a)	2,296	1,162,648
IAC/InterActiveCorp (Internet Software & Svs.)	(a)	40,421	1,542,870
Mastercard, Inc. Class A (IT Svs.)		6,470	1,949,670
SAIC, Inc. (IT Svs.)	(a)	16,675	280,474
Marvell Technology Group Ltd. (Semiconductors & Equip.)	(a)	74,035	1,093,127
Xilinx, Inc. (Semiconductors & Equip.)		69,702	2,542,032
Activision Blizzard, Inc. (Software)		135,297	1,580,269
Symantec Corp. (Software)	(a)	88,465	1,744,530

			19,144,781

MATERIALS – 3.4%
Monsanto Co. (Chemicals)		30,459	2,209,496
Goldcorp, Inc. (Metals & Mining)		48,656	2,348,625

			4,558,121

UTILITIES – 1.0%
Calpine Corp. (Ind. Power Prod. & Energy Traders)	(a)	82,054	1,323,531

Total Common Stocks (Cost $111,849,758)			$131,136,845

Money Market Funds – 1.5%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		1,926,000	$1,926,000

Total Money Market Funds (Cost $1,926,000)			$1,926,000

Total Investments – 100.6% (Cost $113,775,758)	(c)		$133,062,845
Liabilities in Excess of Other Assets – (0.6)%			(795,049)

Net Assets – 100.0%			$132,267,796

29	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Schedule of Investments	June 20, 2011 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $1,934,645, or 1.5% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

30

Ohio National Fund, Inc.	Millennium Portfolio

Objective/Strategy

The Millennium Portfolio seeks capital growth by investing primarily in common stocks of small sized companies.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	42.41%
Five years	4.83%
Ten years	1.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the Millennium Portfolio returned 11.62% versus 8.59% for the current benchmark, the Russell 2000 Growth Index.

The best performing sectors for the Portfolio, on an absolute basis, were Health Care, Information Technology, Industrials, and Financials and, while still positive for the period, Materials, Consumer Staples and Energy contributed the least to performance. On a relative basis, Health Care, Industrials, and Financials were positive contributors to performance, while Consumer Discretionary and Information Technology were the primary detractors. For the six-month period, stock selection was additive, while sector allocation slightly detracted. Strong stock selection in Industrials, Health Care, and Financials offset slight under-performance in Consumer Discretionary and Information Technology. Our underweight positions in Energy and Financials were the main sources of allocation under-performance relative to the Russell 2000 Growth Index.

The best performers were Fortinet, Inc., Polypore International, Inc., HFF, Inc., ServiceSource International, Inc., and Zoll Medical Corp. The worst performers were Salix Pharmaceuticals Ltd., Pandora Media, Inc., Dice Holdings, Inc., IntraLinks Holdings, Inc., and ReachLocal, Inc. The largest contributors to performance were HEICO Corp., Zoll Medical Corp., Polypore International, Inc., Fortinet, Inc., and Tractor Supply Co. The largest detractors to performance were Magnum Hunter Resources Corp., Salix Pharmaceuticals Ltd., IntraLinks Holdings, Inc., LogMeln, Inc., and Dice Holdings, Inc.(1)

Based on our expectations for the second half of 2011, we remain overweighted in Consumer Discretionary, Information Technology, Health Care, and Consumer Staples and underweighted in Industrials and Telecommunication Services. As a result of the Russell 2000 Growth Index reconstitution in June, we also ended the quarter underweighted in Energy and Financials. We remain positive on Energy and will likely look to get closer to a market weight, but we will likely remain underweighted in Financials.(1)

Key growth investment themes in the Portfolio for the third quarter are health care equipment innovators, high growth retailers, human resources and talent management, smart phones and tablets, companies that save the health care system money, mobile, cloud and network computing, and database and security software. Our thematic views are based on data that continues to improve broadly, the outlook and levels of optimism expressed by many of the companies we meet, and the positive growth trends and catalysts that we have identified across various markets.

We are still cautiously optimistic about the second half of the year and expect modest growth and corporate earnings gains to continue. Analyst expectations are likely to moderate, which should be a positive given that they were too high and predicated on an overly optimistic view of the economy’s growth recovery rates. While we expect strategic capital investment and M&A (mergers and acquisitions) activity to continue to be strong, corporations are clearly looking for greater clarity around the economy, as well as regulatory and tax issues out of Washington, before they start substantially allocating cash to expanding headcount. As a result, unemployment will likely remain stubbornly high. While commodity input costs have risen, and food and gas price inflation have impacted a weakened consumer, we are not seeing broad inflation affecting our companies’ financial results and it is likely that a weaker market will serve to further correct those inflated commodity prices. June saw the end of QE II (quantitative easing II) and we don’t expect a third iteration to be immediately on tap as the Federal Reserve has maturing investments from the two previous initiatives that it could reinvest should it deem prudent. We expect interest rates to stay low for the foreseeable future.

We are optimistic that the higher quality biases, those favoring active management and bottom-up, fundamentals-driven stock selection, that have lead for the first half of the year are sustainable and that we can continue to find higher quality growth companies that are attractively valued relative to other areas of the market. Quality typically shines when investors are discriminating and mindful of risk. Given the extended run of lower quality and higher beta names, from the market’s low in March 2009 the potential for a future scarcity of strong earnings and revenue growth, and the prevailing headwinds in the market, we remain confident that now is the time to embrace higher quality.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

31	(continued)

Ohio National Fund, Inc.	Millennium Portfolio (Continued)

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Common Stocks (3)	100.7
Money Market Funds Less Net Liabilities	(0.7)

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. Ultimate Software Group, Inc.	3.6
2. HEICO Corp.	3.1
3. Keynote Systems, Inc.	2.3
4. Tractor Supply Co.	2.3
5. Volcano Corp.	2.2
6. LivePerson, Inc.	2.0
7. Velti PLC	2.0
8. TIBCO Software, Inc.	1.9
9. Rosetta Resources, Inc.	1.8
10. First Cash Financial Services, Inc.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	27.1
Health Care	20.1
Consumer Discretionary	17.7
Industrials	14.1
Energy	7.9
Financials	5.2
Materials	4.4
Consumer Staples	4.2

100.7

32

Ohio National Fund, Inc.	Millennium Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks – 100.7%		Shares	Value
CONSUMER DISCRETIONARY – 17.7%
Steiner Leisure Ltd. (Diversified Consumer Svs.)	(a)	12,500	$571,000
Orient-Express Hotels Ltd. Class A (Hotels, Restaurants & Leisure)	(a)	49,000	526,750
Panera Bread Co. Class A (Hotels, Restaurants & Leisure)	(a)	4,300	540,338
Peet’s Coffee & Tea, Inc. (Hotels, Restaurants & Leisure)	(a)	9,500	548,150
Shutterfly, Inc. (Internet & Catalog Retail)	(a)	10,600	608,652
Brunswick Corp. (Leisure Equip. & Products)		21,300	434,520
MDC Partners, Inc. Class A (Media)		35,100	633,906
GNC Holdings, Inc. Class A (Specialty Retail)	(a)	22,600	492,906
Hibbett Sports, Inc. (Specialty Retail)	(a)	15,700	639,147
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	42,400	725,040
Tractor Supply Co. (Specialty Retail)		15,000	1,003,200
Vitamin Shoppe, Inc. (Specialty Retail)	(a)	14,300	654,368
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	5,800	511,212

			7,889,189

CONSUMER STAPLES – 4.2%
Pricesmart, Inc. (Food & Staples Retailing)		13,900	712,097
Diamond Foods, Inc. (Food Products)		9,300	709,962
Hain Celestial Group, Inc. / The (Food Products)	(a)	13,000	433,680

			1,855,739

ENERGY – 7.9%
CARBO Ceramics, Inc. (Energy Equip. & Svs.)		4,700	765,865
Complete Production Services, Inc. (Energy Equip. & Svs.)	(a)	14,100	470,376
Superior Energy Services, Inc. (Energy Equip. & Svs.)	(a)	14,300	531,102
Berry Petroleum Co. Class A (Oil, Gas & Consumable Fuels)		8,400	446,292
Brigham Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	16,200	484,866
Rosetta Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	15,500	798,870

			3,497,371

FINANCIALS – 5.2%
HFF, Inc. Class A (Capital Markets)	(a)	38,200	576,438
Texas Capital Bancshares, Inc. (Commercial Banks)	(a)	18,900	488,187
First Cash Financial Services, Inc. (Consumer Finance)	(a)	18,500	776,815
Portfolio Recovery Associates, Inc. (Diversified Financial Svs.)	(a)	5,800	491,782

			2,333,222

HEALTH CARE – 20.1%
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)		13,900	639,956
Neogen Corp. (Health Care Equip. & Supplies)	(a)	12,700	574,167
Sirona Dental Systems, Inc. (Health Care Equip. & Supplies)	(a)	12,100	642,510
Volcano Corp. (Health Care Equip. & Supplies)	(a)	29,600	955,784
Zoll Medical Corp. (Health Care Equip. & Supplies)	(a)	11,800	668,588
Accretive Health, Inc. (Health Care Providers & Svs.)	(a)	21,600	621,864
Air Methods Corp. (Health Care Providers & Svs.)	(a)	7,100	530,654
HMS Holdings Corp. (Health Care Providers & Svs.)	(a)	6,000	461,220
IPC The Hospitalist Co., Inc. (Health Care Providers & Svs.)	(a)	14,900	690,615
U.S. Physical Therapy, Inc. (Health Care Providers & Svs.)		29,800	736,954

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Computer Programs & Systems, Inc. (Health Care Technology)		7,700	$488,796
Quality Systems, Inc. (Health Care Technology)		6,400	558,720
SXC Health Solutions Corp. (Health Care Technology)	(a)	11,100	654,012
Medicis Pharmaceutical Corp. Class A (Pharmaceuticals)		18,500	706,145

			8,929,985

INDUSTRIALS – 14.1%
HEICO Corp. (Aerospace & Defense)		25,006	1,368,828
HUB Group, Inc. Class A (Air Freight & Logistics)	(a)	14,100	531,006
Interface, Inc. Class A (Commercial Svs. & Supplies)		28,800	557,856
Polypore International, Inc. (Electrical Equip.)	(a)	11,000	746,240
Actuant Corp. Class A (Machinery)		20,200	541,966
Altra Holdings, Inc. (Machinery)	(a)	11,300	271,087
Gorman-Rupp Co. / The (Machinery)		15,875	522,923
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	16,700	622,910
Kaman Corp. (Trading Companies & Distributors)		15,800	560,426
MSC Industrial Direct Co. Class A (Trading Companies & Distributors)		8,100	537,111

			6,260,353

INFORMATION TECHNOLOGY – 27.1%
Aruba Networks, Inc. (Communications Equip.)	(a)	23,200	685,560
Riverbed Technology, Inc. (Communications Equip.)	(a)	13,400	530,506
DTS, Inc. (Electronic Equip., Instr. & Comp.)	(a)	7,800	316,290
Keynote Systems, Inc. (Internet Software & Svs.)		47,600	1,029,588
LivePerson, Inc. (Internet Software & Svs.)	(a)	64,000	904,960
Rackspace Hosting, Inc. (Internet Software & Svs.)	(a)	12,700	542,798
Velti PLC (Internet Software & Svs.)	(a)	52,400	886,084
Echo Global Logistics, Inc. (IT Svs.)	(a)	27,100	481,025
ServiceSource International, Inc. (IT Svs.)	(a)	24,400	542,168
Wright Express Corp. (IT Svs.)	(a)	10,000	520,700
Cavium, Inc. (Semiconductors & Equip.)	(a)	13,500	588,465
BroadSoft, Inc. (Software)	(a)	3,000	114,390
Fortinet, Inc. (Software)	(a)	21,200	578,548
Kenexa Corp. (Software)	(a)	15,700	376,486
QLIK Technologies, Inc. (Software)	(a)	16,300	555,178
SS&C Technologies Holdings, Inc. (Software)	(a)	21,900	435,153
Taleo Corp. Class A (Software)	(a)	13,200	488,796
TIBCO Software, Inc. (Software)	(a)	29,200	847,384
Ultimate Software Group, Inc. (Software)	(a)	29,400	1,600,242

			12,024,321

MATERIALS – 4.4%
Zagg, Inc. (Chemicals)	(a)	47,200	632,480
Globe Specialty Metals, Inc. (Metals & Mining)		28,200	632,244
Worthington Industries, Inc. (Metals & Mining)		30,200	697,620

			1,962,344

Total Common Stocks (Cost $36,413,511)			$44,752,524

Money Market Funds – 1.2%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		548,000	$548,000

Total Money Market Funds (Cost $548,000)			$548,000

Total Investments – 101.9% (Cost $36,961,511)	(b)		$45,300,524
Liabilities in Excess of Other Assets – (1.9)%			(853,062)

Net Assets – 100.0%			$44,447,462

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

33

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Objective/Strategy

The International Small-Mid Company Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	42.15%
Five years	4.00%
Ten years	8.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the International Small-Mid Company Portfolio returned 5.94% versus 4.99% for the current benchmark, the S&P Developed Small Cap Ex-U.S. Growth Index.

Broadly speaking, international equity markets tried to stage two rallies during the first half of the year. The first attempt was thwarted by Japan’s earthquake, tsunami, and nuclear containment challenges. Supply disruptions were felt globally as not only manufacturing was affected, but Japanese shipping ports as well. However, that was relatively short lived, as the underlying global economy continued its upward trajectory until the second economic shock. This latter speed bump came from Greece’s sovereign debt crisis as the country’s debt teetered on default. The European Union scrambled to save one of their own, but the process was fraught with indecisions and demands. In the end, Greece started to help itself by voting for austerity measures in order to continue to get financial help from its European neighbors. Inflation threatens a sustained Asian upturn. Rising inflation pressures have forced central banks in the region to maintain a hawkish stance and to continue raising interest rates. Most paramount was the need to control food and energy inflation to mitigate the development of social unrest. China continued to tap on the brakes and slow its economy to head off inflationary pressures by raising interest rates as well as its reserve requirement ratio. Early evidence indicates that China is succeeding in slowing its economy.

The European region’s growth has improved over last year’s gains, underpinned by exports and firm factory activity. We continue to see significant growth differentials for core and peripheral economies in the Eurozone. Inflation reared its ugly head in Europe as well. The European Central Bank raised its benchmark interest rate by 25 basis points in April with no change in the successive meetings in May and June. The good news is that the recent fall in crude oil and commodity prices should help slow the rate of inflation.

European small caps were the best performers with the S&P Europe SmallCap Growth Index up 9.20%, while the S&P Asia Pacific Ex-Japan SmallCap Growth Index gained 1.26%. The S&P Japan SmallCap Growth Index edged up .88%, in U.S. dollar gross return basis. Emerging markets continued to ease from the first quarter as the S&P Emerging SmallCap Growth Index posted a -4.82% gross return. Concern over China’s attempts to control growth and inflation weighed on the region. The largest absolute returns were delivered by smaller companies in Germany, France, and the United Kingdom as measured by their respective S&P country indices.

On the currency front, the U.S. dollar lost ground against most major currencies by the end of the first half of the year. The Euro strengthened by 8.33%, while the Yen made a minor gain of .74%. The Canadian dollar appreciated by 3.50% against the U.S. dollar, remaining stronger than parity, while British sterling strengthened by 2.82%.

The Portfolio benefited from being relatively overweighted in Europe versus Asia as we exited many emerging markets at the beginning of the year due to the aforementioned market conditions. Good stock performance aside, the Portfolio’s positioning also gained from unhedged currency gains as cited earlier. Strong relative investment performance also came from investments in Canada and the United Kingdom, as well as being underweighted in Japan. Weaker relative performance came from weaker stock selection in Germany and Hong Kong and exposure to Brazil.(1)

Relative outperforming sectors came from investments in Consumer Discretionary, and Materials through chemical companies. Leoni AG, a German manufacturer of wire, and cables and wiring systems with a clear focus on the automotive industry, climbed 36.6%. The company reported very strong first quarter results with sales and earnings per share growing 38% and 261%, respectively. Due to continuing heavy worldwide demand from the automotive industry, the company has significantly raised its sales forecast for 2011. A more direct play on the automotive industry came from our investments in Kia Motors Corp. The stock gained 44.4% during the time it was held in the first half of this year. The company benefited from a great model year and from an increase in automotive sales at the expense of the Japanese car companies that were confronted with production issues following the earthquake. Rhodia SA, a French manufacturer of specialty chemicals, also performed well during the quarter, rising 38.8% as the company is being acquired by Solvay SA, a Belgium-based chemical company. The merged company will have combined annual sales of €12 billion, with 40% coming from emerging markets.(1)

On a relative basis, weaker performance came from investments in Financials and Information Technology. Dah Sing Financial Holdings Ltd., a Hong Kong-based bank, negatively impacted Portfolio performance by declining 20.6% over the period. Increasing deposit competition and rising loan to deposit ratios weighed on banking operations. Dialog Semiconductor PLC, a German fabless semiconductor company specializing in system power management chips, was down 20.3% during the period as the company’s first quarter results were slightly weaker than expected as capacity constraints from the Japan earthquake negatively impacted gross margins. Keppel Land Ltd. is a Singapore real estate operator with a portfolio of properties including office towers, residential properties, hotels, and resorts. The company’s properties are in China, Singapore, Vietnam, and India. The stock fell 23.3% as concerns mounted over the declining residential markets, with China in particular, owing to stringent government measures.(1)

Despite the road bumps that we’ve experienced in the second quarter, the underlying global economic recovery is still ongoing. Inflation continues to be the watch word as commodity prices have stabilized on the recent price retrenchments, but remain higher than the previous year. Mergers and acquisitions continue to prevail as companies loaded with cash are finding attractive investment

34	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

opportunities globally. International small-mid cap companies continue to be attractive as targets and long term investments as they actively grow their businesses. While there has been a rotation out of emerging markets this year, valuations make a second look and a renewed investment opportunity possible.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolios returns reflect reinvested dividends. The Portfolios holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Developed Small Cap Ex-U.S. Growth Index. S&P Developed Small Cap Ex-U.S. Growth Index is a subset of the S&P Global Broad Market Index (BMI), a broad index including all publicly listed equities with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The Developed Small Cap component of the BMI includes the equities in the bottom 15% of the market capitalization within each “developed” local market. Ex-U.S. denotes the use of all developed markets excluding the United States. The “Growth” subset includes those companies in each local market that exhibit the characteristics of growth. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Common Stocks (3)	90.6
Preferred Stocks (3)	1.0
Exchange Traded Funds	1.6
Money Market Funds Less Net Liabilities	6.8

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. Leoni AG	2.2
2. SNC-Lavalin Group, Inc.	2.0
3. Adecco SA	1.9
4. Yoox SpA	1.9
5. Andritz AG	1.9
6. AMEC PLC	1.7
7. Faurecia	1.7
8. iShares MSCI Japan Index Fund	1.6
9. John Wood Group PLC	1.5
10. Rightmove PLC	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings (combined):

% of Net Assets
United Kingdom	19.3
Germany	12.7
France	9.1
Canada	5.9
Netherlands	4.5
Singapore	4.0
Japan	3.7
Switzerland	3.4
Norway	3.0
Jersey	2.6

35

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks – 90.6%		Shares	Value
United Kingdom – 19.3%
Aggreko PLC	(b)	37,003	$1,146,446
AMEC PLC	(b)	77,469	1,353,660
ARM Holdings PLC – ADR		19,200	545,856
ASOS PLC	(a)(b)	26,015	999,513
Autonomy Corp. PLC	(a)(b)	12,899	353,330
Britvic PLC	(b)	175,600	1,112,868
Carphone Warehouse Group PLC	(c)	36,100	245,081
Cookson Group PLC	(b)	69,148	746,990
Croda International PLC	(b)	33,542	1,015,893
Dialog Semiconductor PLC	(a)(b)	37,300	680,340
Intercontinental Hotels Group PLC	(b)	40,099	820,859
John Wood Group PLC	(b)	116,643	1,210,430
Johnson Matthey PLC	(b)	20,934	661,075
Rightmove PLC	(b)	62,262	1,191,019
Rolls-Royce Group PLC – C Shares	(a)(c)	2,979,072	4,781
Rolls-Royce Holdings PLC	(a)(b)	31,032	321,364
Soco International PLC	(a)(b)	70,000	399,077
Telecity Group PLC	(a)(b)	77,000	684,552
Travis Perkins PLC	(b)	36,000	571,744
Weir Group PLC / The	(b)	30,250	1,032,639

			15,097,517

Germany – 11.7%
Adidas AG	(b)	8,126	644,242
Aixtron SE NA	(b)	16,000	546,103
Brenntag AG	(b)	4,100	476,866
Commerzbank AG	(a)(b)	224,794	968,226
GEA Group AG	(b)	32,599	1,167,455
Gildemeister AG	(a)(b)	28,263	594,159
HeidelbergCement AG	(b)	5,796	370,687
Hochtief AG	(b)	11,319	945,828
Lanxess AG	(b)	14,197	1,164,560
Leoni AG	(b)	28,828	1,711,717
Rheinmetall AG	(b)	5,919	523,610

			9,113,453

France – 9.1%
Accor SA	(b)	13,100	586,061
Arkema SA	(b)	6,034	620,608
Bureau Veritas SA	(b)	6,300	532,014
Faurecia	(b)	30,455	1,306,066
JCDecaux SA	(a)(b)	11,613	372,653
Publicis Groupe SA	(b)	13,987	780,811
Remy Cointreau SA	(b)	7,100	597,177
Rhodia SA	(b)	10,600	480,672
Societe Television Francaise 1	(b)	46,116	841,234
Technip SA	(b)	8,900	954,004

			7,071,300

Canada – 5.9%
Agrium, Inc.		9,500	834,211
First Quantum Minerals Ltd.		4,000	583,213
National Bank of Canada		9,600	778,591
Pacific Rubiales Energy Corp.		12,800	343,076
SNC-Lavalin Group, Inc.		25,818	1,576,198
Thompson Creek Metals Co., Inc.	(a)	50,600	504,988

			4,620,277

Netherlands – 4.5%
ASML Holding NV	(b)	18,523	683,216
Fugro NV	(b)	9,348	673,315
Imtech NV	(b)	31,226	1,103,806
Koninklijke DSM NV	(b)	15,587	1,011,541

			3,471,878

Singapore – 4.0%
City Developments Ltd.	(b)	59,000	500,962
Keppel Corp. Ltd.	(b)	130,900	1,184,337

Common Stocks (Continued)		Shares	Value
Singapore (continued)
SembCorp Marine Ltd.	(b)	252,000	$1,090,555
Straits Asia Resources Ltd.	(b)	155,000	378,856

			3,154,710

Japan – 3.7%
Fuji Heavy Industries Ltd.	(b)	43,000	334,154
JSR Corp.	(b)	31,600	612,507
Nabtesco Corp.	(b)	20,000	484,505
THK Co. Ltd.	(b)	28,700	733,474
Tokyo Electron Ltd.	(b)	8,200	448,399
Ube Industries Ltd.	(b)	96,000	289,021

			2,902,060

Switzerland – 3.4%
Adecco SA	(a)(b)	23,071	1,480,820
Clariant AG	(a)(b)	46,304	885,860
Temenos Group AG	(a)(b)	8,117	250,348

			2,617,028

Norway – 3.0%
Fred Olsen Energy ASA	(b)	8,647	305,480
Opera Software ASA	(b)	60,000	377,838
Petroleum Geo-Services ASA	(a)(b)	42,797	611,388
Yara International ASA	(b)	18,632	1,046,844

			2,341,550

Jersey – 2.6%
Charter International PLC	(b)	30,430	386,923
United Business Media Ltd.	(b)	88,081	786,903
Wolseley PLC	(b)	26,400	861,736

			2,035,562

Spain – 2.6%
Obrascon Huarte Lain SA	(b)	18,909	723,244
Tecnicas Reunidas SA	(b)	16,166	829,686
Viscofan SA	(c)	11,575	460,762

			2,013,692

Sweden – 2.1%
Assa Abloy AB	(b)	40,600	1,091,256
Getinge AB	(b)	20,613	554,313

			1,645,569

Italy – 2.0%
Prada SpA	(a)(c)	17,100	103,171
Yoox SpA	(a)(b)	80,000	1,472,590

			1,575,761

Thailand – 2.0%
Bangkok Bank PCL	(b)	91,600	472,732
Bank of Ayudhya PCL	(b)	486,100	436,562
Banpu PCL	(b)	27,400	640,228

			1,549,522

Ireland – 2.0%
Ingersoll-Rand PLC		16,600	753,806
Warner Chilcott PLC		32,900	793,877

			1,547,683

Bermuda – 1.9%
Invesco Ltd.		30,839	721,633
Signet Jewelers Ltd.	(a)	16,700	781,727

			1,503,360

Austria – 1.9%
Andritz AG	(b)	14,159	1,459,914

36	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks (Continued)		Shares	Value
Cayman Islands – 1.8%
Boer Power Holdings Ltd.	(b)	387,000	$349,529
Herbalife Ltd.		18,600	1,072,104

			1,421,633

Hong Kong – 1.3%
Dah Sing Financial Holdings Ltd.	(b)	88,500	453,663
Techtronic Industries Co.	(b)	488,000	583,945

			1,037,608

Indonesia – 1.3%
Indofood CBP Sukses Makmur TBK PT	(a)(b)	786,000	495,827
United Tractors Tbk PT	(b)	173,787	506,018

			1,001,845

Chile – 1.0%
Sociedad Quimica y Minera de Chile SA – ADR Series B		12,400	802,528

Australia – 0.9%
Boart Longyear Ltd.	(b)	163,000	701,126

Denmark – 0.8%
Christian Hansen Holding A/S	(b)	27,340	649,622

Mexico – 0.7%
Mexichem SAB de CV		138,156	559,539

Israel – 0.6%
NICE Systems Ltd. – ADR	(a)	13,700	498,132

Common Stocks (Continued)		Shares	Value
Brazil – 0.5%
Hypermarcas SA		40,400	$380,534

Total Common Stocks (Cost $49,261,506)			$70,773,403

Preferred Stocks – 1.0%		Shares	Value
Germany – 1.0%
Hugo Boss AG	(b)	7,700	$782,770

Total Preferred Stocks (Cost $570,243)			$782,770

Exchange Traded Funds – 1.6%		Shares	Value
iShares MSCI Japan Index Fund		122,000	$1,272,460

Total Exchange Traded Funds (Cost $1,235,988)			$1,272,460

Money Market Funds – 8.0%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class 2		3,857,963	$3,857,963
State Street Institutional US Government Money Market Fund Institutional Class		2,393,030	2,393,030

Total Money Market Funds (Cost $6,250,993)			$6,250,993

Total Investments – 101.2% (Cost $57,318,730)			$79,079,626
Liabilities in Excess of Other Assets – (1.2)%			(929,211)

Net Assets – 100.0%			$78,150,415

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-Income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $59,212,365, or 75.8% of the Portfolio’s net assets.

(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $813,795, or 1.0% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time. Exchange traded funds and rights are also not evaluated by the fair valuation service.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Sector Classifications: (Percent of net assets)

Industrials	28.9%
Consumer Discretionary	18.4%
Materials	15.5%
Energy	9.8%
Information Technology	6.5%
Financials	5.5%
Consumer Staples	5.3%
Health Care	1.7%

91.6%

The accompanying notes are an integral part of these financial statements.

37

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Objective/Strategy

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	27.74%
Five years	5.24%
Ten years	2.83%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the Aggressive Growth Portfolio returned 4.28% versus 6.02% for the current benchmark, the S&P 500 Index.

Stocks posted gains in the first six months of 2011, despite coming under a variety of macro pressures, including higher oil prices, unrest in the Middle East, and supply-chain disruptions due to the earthquake in Japan. Concerns over Europe’s sovereign debt crisis, moderating economic data out of the U.S., and slowing growth in China weighed on investor sentiment in the latter half of the period. Mid-cap and large-cap indices outperformed small cap indices, while growth-style indices generally topped those associated with value. Health Care and Energy led the S&P 500 Index higher. Utilities and Consumer Discretionary also outperformed while Materials, Financials, and Information Technology lagged. Commodities were mixed, led by gains in unleaded gasoline, heating oil, and silver, while most agricultural commodities were weak, led by declines in wheat and sugar.

Within this environment, the Portfolio under-performed its benchmark. Weak performing holdings within Information Technology and Telecommunication Services, along with our underweight in Energy, drove the Portfolio’s relative under-performance during the six-month period. Meanwhile, our selections within Consumer Staples and Financials provided the largest boost to relative results.

Detractors to the Portfolio’s performance included a U.S. automaker and an internet related company. Shares of Ford Motor Co. declined. The automaker continues to benefit from structural changes, within the industry that have occurred since 2009, namely better pricing discipline and reduced capacity. Due to Ford Motor Co.’s new product launches, we think it will benefit from improved pricing. It was a tough environment for Internet company Google, Inc., which has come under pressure due to concerns about declines in search activity. While Google, Inc. remains a dominant force in Internet search technology, we grew concerned about the decline in search activity and sold the position.(1)

Shares of Microsoft Corp. were also weak. The software company is trading at a very compelling valuation, in our view. We like Microsoft

Corp.’s position in cloud-based computing, improved competitive position in search and online services, and software renewal cycles. We believe these are multi-year growth opportunities that the market has not fully recognized in the stock’s valuation.(1)

The Portfolio’s top contributors included a beverage company and a specialty retail company. Shares of Hansen Natural Corp. continued to perform well. This U.S. beverage provider has a strong position in the growing energy drink market, due to its strong Monster brand, and we believe it has good growth opportunities in its international business. Shares of eBay, Inc. also rose. The company’s marketplace business has improved, in our view, and it has made a string of acquisitions that will enable it to offer a multi-channel retail strategy for matching buyers and sellers. We think this represents an attractive long-term opportunity for the firm.(1)

Specialty retailer Limited Brands, Inc. was another top performer. The company’s sales have been improving, which has helped to drive incremental margins higher. Its key franchise is Victoria’s Secret, which has strong brand recognition worldwide. The company has been aggressive in reducing costs and managing inventory. We think the market has been slow to recognize Limited Brands, Inc.’s potential margin expansion and international business opportunities.(1)

Looking forward, we think valuations remain exceedingly attractive for large and mega-cap companies. These kinds of stocks have under-performed for several quarters and many of the largest companies (with wide competitive moats) trade at some of the widest valuation gaps to smaller companies in decades. We believe that gap will narrow. The projected earnings growth for many companies in the Portfolio is significantly higher than the market’s average. If a business is executing and the market isn’t recognizing it, we believe there’s enormous upside potential. Where there are more upside drivers than headwinds, we think there is a real opportunity for these “coiled springs” to snap back.

Corporate fundamentals remain healthy. Balance sheets are strong and profit margins are near record levels. Eventually, we are likely to see higher capital expenditures and spending as companies put more of their cash to work. Businesses that supply corporate customers are well-positioned to take advantage of this spending. Moreover, we think many of our stocks can deliver earnings growth in a challenging macro environment. Taken together, these factors give us confidence that our holdings offer the most attractive risk-reward opportunities in the market today.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

38	(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Common Stocks (3)	99.2
Money Market Funds Less Net Liabilities	0.8

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. eBay, Inc.	7.0
2. Celgene Corp.	5.0
3. Apple, Inc.	4.3
4. FANUC Corp.	4.1
5. EMC Corp.	4.1
6. Medco Health Solutions, Inc.	3.9
7. Microsoft Corp.	3.8
8. Davide Campari-Milano SpA	3.7
9. Crown Castle International Corp.	3.7
10. News Corp. Class A	3.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	32.3
Health Care	13.3
Consumer Discretionary	12.2
Financials	11.9
Industrials	11.4
Consumer Staples	8.5
Energy	3.7
Telecommunication Services	3.6
Materials	2.3

99.2

39	(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks – 99.2%		Shares	Value
CONSUMER DISCRETIONARY – 12.2%
Ford Motor Co. (Automobiles)	(a)	50,485	$696,188
News Corp. Class A (Media)		57,515	1,018,015
Limited Brands, Inc. (Specialty Retail)		24,180	929,721
Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	(b)	10,996	720,601
Prada SpA (Textiles, Apparel & Luxury Goods)	(a)(c)	32,100	193,672

			3,558,197

CONSUMER STAPLES – 8.5%
Anheuser-Busch InBev NV (Beverages)	(b)	1,608	93,325
Davide Campari-Milano SpA (Beverages)	(b)	130,641	1,072,781
Hansen Natural Corp. (Beverages)	(a)	10,780	872,641
Mead Johnson Nutrition Co. (Food Products)		6,665	450,221

			2,488,968

ENERGY – 3.7%
Halliburton Co. (Energy Equip. & Svs.)		14,690	749,190
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	7,425	318,384

			1,067,574

FINANCIALS – 11.9%
Charles Schwab Corp. / The (Capital Markets)		38,068	626,219
CapitalSource, Inc. (Commercial Banks)		45,049	290,566
Standard Chartered PLC (Commercial Banks)	(b)	18,465	485,034
AIA Group Ltd. (Insurance)	(a)(b)	119,600	416,331
Prudential PLC (Insurance)	(b)	58,406	674,405
Hang Lung Properties Ltd. (Real Estate Mgmt. & Development)	(b)	47,000	193,247
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	(a)	57,515	764,950

			3,450,752

HEALTH CARE – 13.3%
Celgene Corp. (Biotechnology)	(a)	23,925	1,443,156
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	15,646	813,436
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	1,239	461,044
Medco Health Solutions, Inc. (Health Care Providers & Svs.)	(a)	20,270	1,145,660

			3,863,296

INDUSTRIALS – 11.4%
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		8,475	668,169
United Parcel Service, Inc. Class B (Air Freight & Logistics)		12,485	910,531
Iron Moutain, Inc. (Commercial Services & Supplies)		5,388	183,677

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
FANUC Corp. (Machinery)	(b)	7,200	$1,204,007
CoStar Group, Inc. (Professional Svs.)	(a)	5,730	339,674

			3,306,058

INFORMATION TECHNOLOGY – 32.3%
Apple, Inc. (Computers & Peripherals)	(a)	3,695	1,240,301
EMC Corp. (Computers & Peripherals)	(a)	42,880	1,181,344
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		6,025	325,290
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		16,630	611,319
Trimble Navigation Ltd. (Electronic Equip., Instr. & Comp.)	(a)	23,310	924,008
AOL, Inc. (Internet Software & Svs.)	(a)	22,750	451,815
eBay, Inc. (Internet Software & Svs.)	(a)	63,240	2,040,756
VistaPrint NV (Internet Software & Svs.)	(a)	11,715	560,563
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	53,010	555,015
Adobe Systems, Inc. (Software)	(a)	12,650	397,842
Microsoft Corp. (Software)		42,020	1,092,520

			9,380,773

MATERIALS – 2.3%
Israel Chemicals Ltd. (Chemicals)	(b)	16,476	262,926
Ivanhoe Mines Ltd. (Metals & Mining)	(a)	15,777	399,158

			662,084

TELECOMMUNICATION SERVICES – 3.6%
Crown Castle International Corp. (Wireless Telecom. Svs.)	(a)	26,055	1,062,783

Total Common Stocks (Cost $23,983,369)			$28,840,485

VVPR Strips – 0.0%	(d)	Quantity	Value
CONSUMER STAPLES – 0.0%
Anheuser-Busch InBev NV (Beverages)	(a)(c)	6,992	$41

Total VVPR Strips (Cost $0)			$41

Money Market Funds – 3.2%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		916,000	$916,000

Total Money Market Funds (Cost $916,000)			$916,000

Total Investments – 102.4% (Cost $24,899,369)	(e)		$29,756,526
Liabilities in Excess of Other Assets – (2.4)%			(694,832)

Net Assets – 100.0%			$29,061,694

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $5,122,657, or 17.6% of the Portfolio’s net assets.

(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to the valuation model of a stock is below a chosen threshold. These securities represent $193,713, or 0.7% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	A VVPR Strip is a coupon attached to specific ordinary common shares that offers tax advantages. The coupon entitles a holder to reduced withholding tax rates on the dividends generated from the related common shares.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

40

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Objective/Strategy

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	45.95%
Five years	9.00%
Ten years	5.26%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the Small Cap Growth Portfolio returned 12.13% versus 8.59% for the current benchmark, the Russell 2000 Growth Index.

After strong performance early in the year, stocks came under pressure in May and June mainly due to macro issues such as the debt crisis in Europe, softening economic data in the U.S., and the battle in Washington over raising the federal debt limit. Recent months have generally been a challenging time for fundamental investing. However, our emphasis on owning what we believe to be higher quality businesses with competitive advantages and large addressable markets, trading at attractive risk/reward profiles, provides a compelling investment option regardless of the environment. While our market-cap universe can be volatile, we believe these types of stocks have less downside risk and provide ballast during periods of heightened uncertainty and market turbulence. Additionally, these businesses do not generally require a strong macro-environment to generate compelling returns.

The Portfolio’s stock selections in Consumer Discretionary, Health Care, and Information Technology were the largest contributors to relative performance during the six-month period. Our stock selections in Materials and Telecommunications Services detracted from relative results. Sector allocation had minimal impact on the Portfolio’s relative performance.(1)

On an individual basis, Polaris Industries, Inc. posted strong returns. We have owned this recreational vehicle and ATV manufacturer for some time on the thesis that it can continue to gain market share through product innovation, product line extensions, and new market and international expansion efforts. We believe the company’s manufacturing and supply chain are key differentiators that will enable Polaris Industries, Inc. to perform well despite the overall industry headwinds.(1)

Ceva, Inc. was another top contributor. We are attracted to the business model and competitive positioning of this firm, following the exit of a large technology company from its digital signal processor (DSP) licensing business. We expect Ceva, Inc. to capture a significant share of this business. The company receives up-front licensing fees and ongoing royalties on each device, typically a mobile phone, that includes its DSP technology.(1)

Wolverine World Wide, the global footwear manufacturer, was another strong performer in the six-month period. The firm’s penetration in the footwear market remains low and we think there is attractive upside potential to compound value over a three- to five-year period. In particular, we believe the Merrill brand has a significant growth opportunity.(1)

Resources Connection, Inc. was the largest individual detractor. In comparing Resources Connection, Inc. to other major professional staffing firms, we believe the company has a compelling cost advantage while maintaining an equally qualified personnel base. The firm has suffered as the big competitors in its space have offered unusually (and unsustainably) low rates to attract business during the downturn. We think Resources Connection, Inc. will benefit as this pricing trend reverses.(1)

Horizon Lines, Inc. was another weak performer. As long time owners of the ocean shipping company, we appreciate its highly-regulated market in the U.S. and territorial ports and the limitations that puts on competition. Given it solid customer base and position in the market it serves, we think the long term cash flow generation for the business is compelling.(1)

National Cinemedia, Inc. was also a key detractor. The company provides pre-feature advertising in cinemas. Among the reasons we like the company are its long-term exclusive agreements with the three largest theater owners, that together control a majority of the top markets in the U.S.(1)

With smaller companies trading at historically high valuations, we aren’t surprised to see short periods of under-performance. However, we think there are justifiable reasons for the premium. Small and midcap companies generally offer faster revenue growth than large caps since they are earlier in their life cycles and have more opportunities to gain market share. Smaller companies also tend to be earlier in their international expansion, presenting more opportunities for foreign growth than large caps, many of which have taken their percentage of international revenues to 50%. Margins for smaller companies are also below peak levels (and lower than large cap margins). That makes sense because these companies are still investing in infrastructure to support their expansion. As their investments pay off, we would expect to see healthy incremental margins. The combination of faster top-line growth and margin expansion tends to produce considerably higher bottom-line growth. For that reason alone, we think small and mid-caps deserve a premium valuation.

The more difficult question to answer is how large of a premium do they deserve. The premium today is high, raising some concern, yet we would expect the Portfolio to perform well in a period of large-cap out-performance. We believe the types of companies that we invest in are of generally high quality, with good business models, and with lower downside risk. Our goal is to find stocks compounding at a 15% annual return, which pushes them up the market cap spectrum over a period of years. We think this approach offers the best opportunity to deliver attractive long-term returns.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

41	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Common Stocks (3)	99.7
Money Market Funds Less Net Liabilities	0.3

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. MarketAxess Holdings, Inc.	2.4
2. Wolverine World Wide, Inc.	2.2
3. Dresser-Rand Group, Inc.	2.1
4. Blackboard, Inc.	2.1
5. CoStar Group, Inc.	1.9
6. Ritchie Bros Auctioneers, Inc.	1.8
7. PSS World Medical, Inc.	1.8
8. World Fuel Services Corp.	1.8
9. Vocus, Inc.	1.8
10. WESCO International, Inc.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	22.7
Industrials	20.9
Health Care	19.6
Consumer Discretionary	16.3
Financials	8.6
Energy	6.1
Consumer Staples	2.7
Telecommunication Services	1.5
Materials	1.3

99.7

42	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks – 99.7%		Shares	Value
CONSUMER DISCRETIONARY – 16.3%
Peet’s Coffee & Tea, Inc. (Hotels, Restaurants & Leisure)	(a)	3,945	$227,626
Jarden Corp. (Household Durables)		12,087	417,122
SodaStream International Ltd. (Household Durables)	(a)	4,260	259,051
HomeAway, Inc. (Internet & Catalog Retail)	(a)	2,075	80,302
Polaris Industries, Inc. (Leisure Equip. & Products)		5,215	579,752
Genius Products, Inc. (Media)	(a)	209	418
National CineMedia, Inc. (Media)		33,555	567,415
Gordmans Stores, Inc. (Multiline Retail)		15,805	274,849
Hibbett Sports, Inc. (Specialty Retail)	(a)	10,055	409,339
Lumber Liquidators Holdings, Inc. (Specialty Retail)	(a)	12,225	310,515
Monro Muffler Brake, Inc. (Specialty Retail)		6,330	236,046
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	(a)	17,435	536,301
Maidenform Brands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	20,940	579,200
Quiksilver, Inc. (Textiles, Apparel & Luxury Goods)	(a)	62,770	295,019
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	3,060	236,569
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		18,920	789,910

			5,799,434

CONSUMER STAPLES – 2.7%
Primo Water Corp. (Beverages)	(a)	23,560	339,028
Casey’s General Stores, Inc. (Food & Staples Retailing)		10,045	441,980
Snyders-Lance, Inc. (Food Products)		8,850	191,425

			972,433

ENERGY – 6.1%
Dresser-Rand Group, Inc. (Energy Equip. & Svs.)	(a)	13,865	745,244
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	4,980	337,793
Targa Resources Corp. (Oil, Gas & Consumable Fuels)		13,982	467,838
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)		17,878	642,357

			2,193,232

FINANCIALS – 8.6%
Epoch Holding Corp. (Capital Markets)		25,137	448,695
Financial Engines, Inc. (Capital Markets)	(a)	7,493	194,219
Gluskin Sheff + Associates, Inc. (Capital Markets)		14,630	285,182
Cash Store Financial Services, Inc. / The (Consumer Finance)		19,210	254,340
Credit Acceptance Corp. (Consumer Finance)	(a)	4,557	384,930
Netspend Holdings, Inc. (Consumer Finance)	(a)	30,526	305,260
MarketAxess Holdings, Inc. (Diversified Financial Svs.)		34,030	852,792
MSCI, Inc. Class A (Diversified Financial Svs.)	(a)	9,056	341,230

			3,066,648

HEALTH CARE – 19.6%
Achillion Pharmaceuticals, Inc. (Biotechnology)	(a)	24,977	185,829
Ariad Pharmaceuticals, Inc. (Biotechnology)	(a)	22,390	253,679
Incyte Corp Ltd. (Biotechnology)	(a)	14,770	279,744
Seattle Genetics, Inc. (Biotechnology)	(a)	12,130	248,908
Conceptus, Inc. (Health Care Equip. & Supplies)	(a)	14,270	166,531
Gen-Probe, Inc. (Health Care Equip. & Supplies)	(a)	6,665	460,885
HeartWare International, Inc. (Health Care Equip. & Supplies)	(a)	2,670	197,794
Masimo Corp. (Health Care Equip. & Supplies)		18,480	548,486
NuVasive, Inc. (Health Care Equip. & Supplies)	(a)	12,880	423,494
Quidel Corp. (Health Care Equip. & Supplies)	(a)	28,141	426,336
Volcano Corp. (Health Care Equip. & Supplies)	(a)	14,295	461,586
Bio-Reference Labs, Inc. (Health Care Providers & Svs.)	(a)	14,390	300,751
Catalyst Health Solutions, Inc. (Health Care Providers & Svs.)	(a)	5,602	312,704
ExamWorks Group, Inc. (Health Care Providers & Svs.)	(a)	9,775	248,187
MWI Veterinary Supply, Inc. (Health Care Providers & Svs.)	(a)	4,820	389,311

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
PSS World Medical, Inc. (Health Care Providers & Svs.)	(a)	23,242	$651,008
athenahealth, Inc. (Health Care Technology)	(a)	11,254	462,539
Omnicell, Inc. (Health Care Technology)	(a)	13,125	204,619
SXC Health Solutions Corp. (Health Care Technology)	(a)	6,118	360,473
Techne Corp. (Life Sciences Tools & Svs.)		4,787	399,092

			6,981,956

INDUSTRIALS – 20.9%
HEICO Corp. Class A (Aerospace & Defense)		10,702	425,512
TransDigm Group, Inc. (Aerospace & Defense)	(a)	5,145	469,173
HUB Group, Inc. Class A (Air Freight & Logistics)	(a)	10,395	391,476
Clean Harbors, Inc. (Commercial Svs. & Supplies)	(a)	3,800	392,350
Heritage-Crystal Clean, Inc. (Commercial Svs. & Supplies)	(a)	5,296	101,577
Higher One Holdings, Inc. (Commercial Svs. & Supplies)	(a)	12,750	241,230
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)		23,741	652,640
Standard Parking Corp. (Commercial Svs. & Supplies)	(a)	22,805	364,196
Thermon Group Holdings, Inc. (Electrical Equip.)	(a)	21,732	260,784
Barnes Group, Inc. (Machinery)		19,868	492,925
Wabtec Corp. (Machinery)		6,308	414,562
Horizon Lines, Inc. Class A (Marine)		33,583	40,635
Acacia Research - Acacia Technologies (Professional Svs.)	(a)	5,185	190,238
CoStar Group, Inc. (Professional Svs.)	(a)	11,488	681,009
Resources Connection, Inc. (Professional Svs.)		26,882	323,659
Landstar System, Inc. (Road & Rail)		8,825	410,186
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	15,103	563,342
Zipcar, Inc. (Road & Rail)	(a)	6,605	134,808
Rush Enterprises, Inc. Class B (Trading Companies & Distributors)	(a)	18,469	297,351
WESCO International, Inc. (Trading Companies & Distributors)	(a)	10,900	589,581

			7,437,234

INFORMATION TECHNOLOGY – 22.7%
DTS, Inc. (Electronic Equip., Instr. & Comp.)	(a)	14,326	580,919
Measurement Specialties, Inc. (Electronic Equip., Instr. & Comp.)	(a)	15,276	545,353
Cornerstone OnDemand, Inc. (Internet Software & Svs.)	(a)	5,315	93,810
Envestnet, Inc. (Internet Software & Svs.)	(a)	13,155	195,352
LivePerson, Inc. (Internet Software & Svs.)	(a)	28,205	398,819
NIC, Inc. (Internet Software & Svs.)		18,451	248,350
VistaPrint NV (Internet Software & Svs.)	(a)	11,900	569,415
Vocus, Inc. (Internet Software & Svs.)	(a)	20,707	633,841
Cardtronics, Inc. (IT Svs.)	(a)	21,370	501,126
Euronet Worldwide, Inc. (IT Svs.)	(a)	31,177	480,438
Gartner, Inc. (IT Svs.)	(a)	10,845	436,945
Ceva, Inc. (Semiconductors & Equip.)	(a)	18,710	569,907
International Rectifier Corp. (Semiconductors & Equip.)	(a)	5,985	167,400
Blackboard, Inc. (Software)	(a)	17,053	739,930
Convio, Inc. (Software)	(a)	30,191	326,365
MICROS Systems, Inc. (Software)	(a)	4,645	230,903
RealD, Inc. (Software)	(a)	14,360	335,880
RealPage, Inc. (Software)	(a)	5,975	158,158
SS&C Technologies Holdings, Inc. (Software)	(a)	22,290	442,902
Tyler Technologies, Inc. (Software)	(a)	16,290	436,246

			8,092,059

MATERIALS – 1.3%
Intrepid Potash, Inc. (Chemicals)	(a)	13,745	446,712

TELECOMMUNICATION SERVICES – 1.5%
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	13,826	528,015

Total Common Stocks (Cost $28,795,054)			$35,517,723

43	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Money Market Funds – 0.5%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		191,000	$191,000

Total Money Market Funds (Cost $191,000)			$191,000

Total Investments – 100.2% (Cost $28,986,054)	(b)		$35,708,723
Liabilities in Excess of Other Assets – (0.2)%			(70,170)

Net Assets – 100.0%			$35,638,553

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

44

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Objective/Strategy

The Mid Cap Opportunity Portfolio seeks long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	32.38%
Five years	1.11%
Ten years	2.94%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the Mid Cap Opportunity Portfolio returned 4.94% versus 9.59% for the current benchmark, the Russell Midcap Growth Index.

The Portfolio delivered a positive absolute return but lagged its benchmark. Weakness in select Consumer Discretionary and Consumer Staples holdings detracted from relative returns, while positive stock selection in the Industrials and Information Technology sectors contributed to relative performance.

Staples, Inc. detracted from performance after the company reported its second straight quarter of disappointing results. The company reported earnings that were below consensus estimates and lowered guidance for 2011. Management indicated that Staples, Inc. has been facing margin pressure, an issue that we view as transitory. We believe Staples, Inc. is aggressively pricing some of its products in the U.S., which may enable the company to gain market share. It is our belief that recent actions taken by management may pressure competitors to lower prices, which should have the greatest impact on companies that have limited margin flexibility. In our view, Staples, Inc. may be in a position to gain additional market share if competitors are weakened and the industry becomes more consolidated. Despite ongoing pressure on the stock, we continue to believe that the current macroeconomic headwinds are cyclical in nature and are not evidence of structural issues associated with the company’s business model. In addition to its retail locations, Staples, Inc. has a significant online business and is one of the largest online retailers in North America.(1)

Lamar Advertising Co., an outdoor advertising company, also detracted from performance. Shares of the company fell after it reported disappointing revenue growth for its fiscal first quarter. In our view, outdoor advertising continues to be a share gainer in media and Lamar Advertising Co., specifically, should benefit as the company converts its billboards from static to digital in order to better monetize existing locations and attract more advertisers to the medium.(1)

Northern Trust Corp. detracted from performance, as its shares declined after the company reported disappointing fiscal fourth quarter earnings. The company’s earnings continue to be pressured by persistently low interest rates. The company’s positioning in its private wealth business and institutional custody business helped offset weakness in other areas of the business that were impacted by macro factors. Northern Trust Corp. remains focused on expanding its business in core markets and, given the company’s solid balance sheet and cash position, we believe that the company’s management should begin to redeploy capital through stock buybacks and dividend increases.(1)

Within Industrials, Iron Mountain, Inc., a leader in records management, data storage, and online backup, contributed to performance. It shares rose after its management announced a strategic plan for enhancing shareholder value. While we continue to believe that Iron Mountain, Inc. holds dominant market share position and scale advantages, we decided to take advantage of the run-up in share price and exited our position as the gap between stock price and the economic value of its business closed.(1)

Xilinx, Inc., a semiconductor chip company that is a leader in programmable logic devices (PLDs), was a top contributor. Shares were up after the company reported strong revenue growth and management issued a positive outlook. The PLD industry is a duopoly structure with high barriers to entry and, in our view, Xilinx, Inc. should benefit from the long-term secular trend of PLDs taking market share from application-specific integrated circuits (ASICs), an alternative semiconductor chip. We believe that the addressable market for PLDs will continue to expand as PLDs offer significant benefits over ASICs such as lower development costs, shorter development time, and upgradeability.(1)

SLM Corp., a student loan originator and servicer, contributed to performance after the company reported strong quarterly earnings. The strong results were driven by higher interest and fee income as well as a lower loss provision. The company was also able to improve margins behind positive credit trends. In addition, SLM Corp. completed an unsecured debt deal that we believe will improve the company’s liquidity position. We believe that SLM Corp. has three strong businesses that are underappreciated by the market. In our view, the company has the potential to grow earnings significantly as the credit market continues to normalize.(1)

The Portfolio’s top performers were Intuitive Surgical, Inc., Iron Mountain, Inc., Petrohawk Energy Corp., SLM Corp., and Altera Corp. The Portfolio’s worst performers were Renren, Inc., NVIDIA Corp., Lamar Advertising Co., Staples, Inc., and DigitalGlobe, Inc. The Portfolio’s top contributors to performance were Iron Mountain, Inc., Xilinx, Inc., SLM Corp., CB Richard Ellis Group, Inc., and GSI Commerce, Inc. The largest detractors from performance were Staples, Inc., Lamar Advertising Co., Northern Trust Corp., NVIDIA Corp., and Renren Inc.(1)

Midway through 2011, we believe the most significant factor for the U.S. equity markets for the remainder of the year will be the fallout from the completion of the Federal Reserve Board’s second round of quantitative easing (referred to as “QE2”). We believe the program has created a fertile environment for forward-looking stock pickers as the momentum rally ends and companies begin to trade more in line with underlying fundamentals. In our view, the Federal Reserve’s actions have led to rising commodity costs and we believe certain companies will be challenged to maintain cost structure without sacrificing revenue growth. We believe companies with strong brands and pricing power will be able to pass along inflationary pressures and maintain margins throughout the recovery. Specifically, we believe our Portfolio is well positioned due to its focus on identifying the companies that can provide a differentiated

45	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

product or service, and those that benefit from secular tailwinds that we believe will enable these types of companies to sustain growth without sacrificing price.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Common Stocks (3)	99.1
Money Market Funds and Other Net Assets	0.9

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. Global Payments, Inc.	2.6
2. Xilinx, Inc.	2.5
3. Cameron International Corp.	2.3
4. SBA Communications Corp. Class A	2.3
5. Kennametal, Inc.	2.2
6. PetSmart, Inc.	2.2
7. Phillips-Van Heusen Corp.	2.2
8. Bed Bath & Beyond, Inc.	2.1
9. IntercontinentalExchange, Inc.	2.1
10. Coinstar, Inc.	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	26.7
Consumer Discretionary	19.7
Financials	13.8
Energy	11.1
Industrials	11.0
Health Care	7.9
Telecommunication Services	5.0
Materials	2.0
Consumer Staples	1.9

99.1

46

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks – 99.1%		Shares	Value
CONSUMER DISCRETIONARY – 19.7%
Coinstar, Inc. (Diversified Consumer Svs.)	(a)	26,281	$1,433,366
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		14,471	720,077
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		15,030	533,415
Newell Rubbermaid, Inc. (Household Durables)		68,476	1,080,551
Lamar Advertising Co. Class A (Media)	(a)	26,996	738,881
Scripps Networks Interactive, Inc. Class A (Media)		14,373	702,552
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	25,693	1,499,700
Dick’s Sporting Goods, Inc. (Specialty Retail)	(a)	20,279	779,728
GameStop Corp. Class A (Specialty Retail)	(a)	25,018	667,230
PetSmart, Inc. (Specialty Retail)		34,549	1,567,488
Staples, Inc. (Specialty Retail)		71,974	1,137,189
Urban Outfitters, Inc. (Specialty Retail)	(a)	34,767	978,691
Phillips-Van Heusen Corp. (Textiles, Apparel & Luxury Goods)		23,348	1,528,594
Polo Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		2,790	369,982

			13,737,444

CONSUMER STAPLES – 1.9%
Avon Products, Inc. (Personal Products)		47,574	1,332,072

ENERGY – 11.1%
Cameron International Corp. (Energy Equip. & Svs.)	(a)	32,651	1,642,020
Core Laboratories NV (Energy Equip. & Svs.)		7,836	874,027
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	17,452	1,183,769
Petrohawk Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	28,354	699,493
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		13,974	1,251,651
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	21,040	902,195
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	21,625	1,230,679

			7,783,834

FINANCIALS – 13.8%
Affiliated Managers Group, Inc. (Capital Markets)	(a)	3,863	391,901
Invesco Ltd. (Capital Markets)		16,072	376,085
Lazard Ltd. Class A (Capital Markets)		26,732	991,757
Northern Trust Corp. (Capital Markets)		25,346	1,164,902
TD Ameritrade Holding Corp. (Capital Markets)		35,936	701,111
First Republic Bank (Commercial Banks)	(a)	22,746	734,241
SLM Corp. (Consumer Finance)		42,680	717,451
IntercontinentalExchange, Inc. (Diversified Financial Svs.)	(a)	12,006	1,497,268
MSCI, Inc. Class A (Diversified Financial Svs.)	(a)	25,925	976,854
Principal Financial Group, Inc. (Insurance)		32,359	984,361
CB Richard Ellis Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	44,413	1,115,210

			9,651,141

HEALTH CARE – 7.9%
C.R. Bard, Inc. (Health Care Equip. & Supplies)		8,860	973,360
CareFusion Corp. (Health Care Equip. & Supplies)	(a)	39,361	1,069,438
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	1,792	666,821
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		25,336	1,208,021
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	15,735	1,126,469
Emdeon, Inc. Class A (Health Care Technology)	(a)	37,869	496,841

			5,540,950

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 11.0%
DigitalGlobe, Inc. (Aerospace & Defense)	(a)	22,445	$570,327
Raytheon Co. (Aerospace & Defense)		16,420	818,537
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		5,860	462,002
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)		19,374	532,591
Quanta Services, Inc. (Construction & Engineering)	(a)	47,874	967,055
Rockwell Automation, Inc. (Electrical Equip.)		5,909	512,665
Roper Industries, Inc. (Electrical Equip.)		14,712	1,225,510
Kennametal, Inc. (Machinery)		37,261	1,572,787
Verisk Analytics, Inc. Class A (Professional Svs.)	(a)	29,988	1,038,185

			7,699,659

INFORMATION TECHNOLOGY – 26.7%
NetApp, Inc. (Computers & Peripherals)	(a)	20,466	1,080,195
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		25,876	1,397,045
Dolby Laboratories, Inc. Class A (Electronic Equip., Instr. & Comp.)	(a)	15,356	652,016
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		28,625	964,949
Equinix, Inc. (Internet Software & Svs.)	(a)	10,361	1,046,668
Rackspace Hosting, Inc. (Internet Software & Svs.)	(a)	8,900	380,386
Renren, Inc. – ADR (Internet Software & Svs.)	(a)	43,944	388,904
FleetCor Technologies, Inc. (IT Svs.)	(a)	9,889	293,110
Genpact Ltd. (IT Svs.)	(a)	45,446	783,489
Global Payments, Inc. (IT Svs.)		36,333	1,852,983
VeriFone Systems, Inc. (IT Svs.)	(a)	19,837	879,771
Western Union Co. / The (IT Svs.)		44,839	898,125
Altera Corp. (Semiconductors & Equip.)		18,348	850,430
Linear Technology Corp. (Semiconductors & Equip.)		18,963	626,158
NVIDIA Corp. (Semiconductors & Equip.)	(a)	46,047	733,759
Xilinx, Inc. (Semiconductors & Equip.)		47,929	1,747,971
Citrix Systems, Inc. (Software)	(a)	13,262	1,060,960
RealD, Inc. (Software)	(a)	45,661	1,068,011
Salesforce.com, Inc. (Software)	(a)	7,013	1,044,797
SuccessFactors, Inc. (Software)	(a)	30,847	906,902

			18,656,629

MATERIALS – 2.0%
Ecolab, Inc. (Chemicals)		12,435	701,085
Nalco Holding Co. (Chemicals)		25,314	703,982

			1,405,067

TELECOMMUNICATION SERVICES – 5.0%
tw telecom, Inc. (Diversified Telecom. Svs.)	(a)	53,477	1,097,883
Crown Castle International Corp. (Wireless Telecom. Svs.)	(a)	19,621	800,341
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	41,422	1,581,906

			3,480,130

Total Common Stocks (Cost $60,289,181)			$69,286,926

Money Market Funds – 0.8%		Shares	Value
Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I		537,000	$537,000

Total Money Market Funds (Cost $537,000)			$537,000

Total Investments – 99.9% (Cost $60,826,181)	(b)		$69,823,926
Other Assets in Excess of Liabilities – 0.1%			100,143

Net Assets – 100.0%			$69,924,069

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

47

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Objective/Strategy

The S&P 500® Index Portfolio seeks total return that approximates the total return of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the Standard & Poor’s 500® Index.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	30.02%
Five years	2.45%
Ten years	2.15%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the S&P 500® Index Portfolio returned 5.83% versus 6.02% for the current benchmark, the S&P 500® Index.

The Portfolio’s correlation with the S&P 500® Index was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 500 stocks in the index. The Portfolio also invests in the SPDR S&P 500 ETF Trust, an exchange traded fund that mimics the holdings and returns of the S&P 500® Index.(1)

The largest contributors to the index return for the six-month period were Exxon Mobil Corp., International Business Machines Corp., Pfizer, Inc., Chevron Corp., and UnitedHealth Group, Inc. The largest detractors for the six-month period were Cisco Systems, Inc., Bank of America Corp., Google, Inc. Class A, The Goldman Sachs Group, Inc., and Citigroup. Inc.(1)

Stocks had a decent first half of 2011, with all major U.S. stock indices posting gains. Most U.S. indices hit a couple of rough patches due to investors’ doubts about the strength of the U.S. financial recovery and the sovereign debt fears in Greece, Portugal, Ireland, Italy, and Spain. QE2 (second quantitative easing) is drawing to an end and there is a debate to enact a QE3 (third quantitative easing). Interest rates should continue to remain at historical lows for the foreseeable future, making risk assets such as equities more attractive. Unemployment, the housing market, and the U.S. debt ceiling/budget will be important themes for the balance of 2011.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Ohio National Investments, Inc. (ONI). The S&P 500® Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) and S&P makes no representation regarding the advisability of investing in the S&P 500® Index Portfolio. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to ONI is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to ONI or the S&P 500® Index Portfolio. S&P® has no obligation to take the needs of ONI or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

48	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Common Stocks (3)	99.1
Exchange Traded Funds and Other Net Assets	0.9

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. Exxon Mobil Corp.	3.3
2. Apple, Inc.	2.6
3. International Business Machines Corp.	1.7
4. Chevron Corp.	1.7
5. General Electric Co.	1.7
6. Microsoft Corp.	1.6
7. AT&T, Inc.	1.5
8. Johnson & Johnson	1.5
9. Procter & Gamble Co. / The	1.5
10. Pfizer, Inc.	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	17.6
Financials	15.0
Energy	12.6
Health Care	11.6
Industrials	11.2
Consumer Staples	10.5
Consumer Discretionary	10.5
Materials	3.6
Utilities	3.4
Telecommunication Services	3.1

99.1

49

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks – 99.1%		Shares	Value
CONSUMER DISCRETIONARY – 10.5%
Goodyear Tire & Rubber Co. / The (Auto Components)	(a)	3,700	$62,049
Johnson Controls, Inc. (Auto Components)		10,200	424,932
Ford Motor Co. (Automobiles)	(a)	57,387	791,367
Harley-Davidson, Inc. (Automobiles)		3,600	147,492
Genuine Parts Co. (Distributors)		2,400	130,560
Apollo Group, Inc. Class A (Diversified Consumer Svs.)	(a)	1,800	78,624
DeVry, Inc. (Diversified Consumer Svs.)		900	53,217
H&R Block, Inc. (Diversified Consumer Svs.)		4,600	73,784
Carnival Corp. (Hotels, Restaurants & Leisure)		6,500	244,595
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	450	138,685
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		2,100	104,496
International Game Technology (Hotels, Restaurants & Leisure)		4,500	79,110
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		4,246	150,691
McDonald’s Corp. (Hotels, Restaurants & Leisure)		15,700	1,323,824
Starbucks Corp. (Hotels, Restaurants & Leisure)		11,300	446,237
Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)		2,900	162,516
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		2,560	86,144
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		1,100	157,894
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		7,000	386,680
D.R. Horton, Inc. (Household Durables)		4,200	48,384
Fortune Brands, Inc. (Household Durables)		2,300	146,671
Harman International Industries, Inc. (Household Durables)		1,100	50,127
Leggett & Platt, Inc. (Household Durables)		2,200	53,636
Lennar Corp. Class A (Household Durables)		2,400	43,560
Newell Rubbermaid, Inc. (Household Durables)		4,400	69,432
Pulte Group, Inc. (Household Durables)	(a)	5,050	38,683
Whirlpool Corp. (Household Durables)		1,155	93,925
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	5,400	1,104,246
Expedia, Inc. (Internet & Catalog Retail)		3,000	86,970
Netflix, Inc. (Internet & Catalog Retail)	(a)	650	170,748
priceline.com, Inc. (Internet & Catalog Retail)	(a)	750	383,947
Hasbro, Inc. (Leisure Equip. & Products)		2,100	92,253
Mattel, Inc. (Leisure Equip. & Products)		5,200	142,948
Cablevision Systems Corp. Class A (Media)		3,500	126,735
CBS Corp. Class B (Media)		10,050	286,324
Comcast Corp. Class A (Media)		41,753	1,058,021
DIRECTV Class A (Media)	(a)	11,600	589,512
Discovery Communications, Inc. Class A (Media)	(a)	4,200	172,032
Gannett Co., Inc. (Media)		3,600	51,552
Interpublic Group of Cos., Inc. / The (Media)		7,423	92,787
McGraw-Hill Cos., Inc. / The (Media)		4,600	192,786
News Corp. Class A (Media)		34,500	610,650
Omnicom Group, Inc. (Media)		4,200	202,272
Scripps Networks Interactive, Inc. Class A (Media)		1,400	68,432
Time Warner Cable, Inc. (Media)		5,032	392,697
Time Warner, Inc. (Media)		16,166	587,957
Viacom, Inc. Class B (Media)		8,850	451,350
Walt Disney Co. / The (Media)		28,500	1,112,640
Washington Post Co. / The Class B (Media)		75	31,421
Big Lots, Inc. (Multiline Retail)	(a)	1,100	36,465
Family Dollar Stores, Inc. (Multiline Retail)		1,800	94,608
J.C. Penney Co., Inc. (Multiline Retail)		3,200	110,528
Kohl’s Corp. (Multiline Retail)		4,200	210,042
Macy’s, Inc. (Multiline Retail)		6,476	189,358
Nordstrom, Inc. (Multiline Retail)		2,500	117,350
Sears Holdings Corp. (Multiline Retail)	(a)	601	42,935
Target Corp. (Multiline Retail)		10,400	487,864
Abercrombie & Fitch Co. Class A (Specialty Retail)		1,300	86,996
AutoNation, Inc. (Specialty Retail)	(a)	1,000	36,610
AutoZone, Inc. (Specialty Retail)	(a)	400	117,940
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	3,800	221,806
Best Buy Co., Inc. (Specialty Retail)		4,875	153,124

Common Stocks (Continued)		Shares	Value
CONSUMER DISCRETIONARY (continued)
CarMax, Inc. (Specialty Retail)	(a)	3,400	$112,438
GameStop Corp. Class A (Specialty Retail)	(a)	2,100	56,007
Gap, Inc. / The (Specialty Retail)		5,850	105,885
Home Depot, Inc. (Specialty Retail)		24,000	869,280
Lowe’s Cos., Inc. (Specialty Retail)		19,700	459,207
Limited Brands, Inc. (Specialty Retail)		3,800	146,110
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,100	137,571
Ross Stores, Inc. (Specialty Retail)		1,800	144,216
Staples, Inc. (Specialty Retail)		10,800	170,640
Tiffany & Co. (Specialty Retail)		1,900	149,188
TJX Cos., Inc. (Specialty Retail)		5,800	304,674
Urban Outfitters, Inc. (Specialty Retail)	(a)	1,900	53,485
Coach, Inc. (Textiles, Apparel & Luxury Goods)		4,400	281,292
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		5,700	512,886
Polo Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		1,000	132,610
V.F. Corp. (Textiles, Apparel & Luxury Goods)		1,300	141,128

			19,277,838

CONSUMER STAPLES – 10.5%
Brown-Forman Corp. Class B (Beverages)		1,550	115,769
Coca-Cola Co. / The (Beverages)		34,600	2,328,234
Coca-Cola Enterprises, Inc. (Beverages)		4,900	142,982
Constellation Brands, Inc. Class A (Beverages)	(a)	2,700	56,214
Dr Pepper Snapple Group, Inc. (Beverages)		3,300	138,369
Molson Coors Brewing Co. Class B (Beverages)		2,400	107,376
PepsiCo, Inc. (Beverages)		23,847	1,679,544
Costco Wholesale Corp. (Food & Staples Retailing)		6,600	536,184
CVS Caremark Corp. (Food & Staples Retailing)		20,420	767,384
Kroger Co. / The (Food & Staples Retailing)		9,200	228,160
Safeway, Inc. (Food & Staples Retailing)		5,300	123,861
SUPERVALU, Inc. (Food & Staples Retailing)		3,219	30,291
Sysco Corp. (Food & Staples Retailing)		8,800	274,384
Walgreen Co. (Food & Staples Retailing)		13,800	585,948
Wal-Mart Stores, Inc. (Food & Staples Retailing)		28,800	1,530,432
Whole Foods Market, Inc. (Food & Staples Retailing)		2,300	145,935
Archer-Daniels-Midland Co. (Food Products)		10,250	309,037
Campbell Soup Co. (Food Products)		2,800	96,740
ConAgra Foods, Inc. (Food Products)		6,200	160,022
Dean Foods Co. (Food Products)	(a)	2,800	34,356
General Mills, Inc. (Food Products)		9,600	357,312
Hershey Co. / The (Food Products)		2,300	130,755
HJ Heinz Co. (Food Products)		4,900	261,072
Hormel Foods Corp. (Food Products)		2,100	62,601
J.M. Smucker Co. / The (Food Products)		1,800	137,592
Kellogg Co. (Food Products)		3,800	210,216
Kraft Foods, Inc. Class A (Food Products)		26,576	936,272
McCormick & Co., Inc. (Food Products)		2,000	99,140
Mead Johnson Nutrition Co. (Food Products)		3,051	206,095
Sara Lee Corp. (Food Products)		8,800	167,112
Tyson Foods, Inc. Class A (Food Products)		4,500	87,390
Clorox Co. (Household Products)		2,000	134,880
Colgate-Palmolive Co. (Household Products)		7,400	646,834
Kimberly-Clark Corp. (Household Products)		5,900	392,704
Procter & Gamble Co. / The (Household Products)		42,122	2,677,696
Avon Products, Inc. (Personal Products)		6,500	182,000
Estee Lauder Cos., Inc. / The Class A (Personal Products)		1,700	178,823
Altria Group, Inc. (Tobacco)		31,600	834,556
Lorillard, Inc. (Tobacco)		2,197	239,187
Philip Morris International, Inc. (Tobacco)		26,800	1,789,436
Reynolds American, Inc. (Tobacco)		5,100	188,955

			19,311,850

ENERGY – 12.6%
Baker Hughes, Inc. (Energy Equip. & Svs.)		6,541	474,615
Cameron International Corp. (Energy Equip. & Svs.)	(a)	3,700	186,073
Diamond Offshore Drilling, Inc. (Energy Equip. & Svs.)		1,000	70,410
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	3,600	161,244

50	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks (Continued)		Shares	Value
ENERGY (continued)
Halliburton Co. (Energy Equip. & Svs.)		13,800	$703,800
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		1,600	105,792
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	4,300	105,952
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		6,400	500,544
Noble Corp. (Energy Equip. & Svs.)		3,800	149,758
Rowan Cos., Inc. (Energy Equip. & Svs.)	(a)	1,900	73,739
Schlumberger Ltd. (Energy Equip. & Svs.)		20,447	1,766,621
Alpha Natural Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	3,440	156,314
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		7,500	575,700
Apache Corp. (Oil, Gas & Consumable Fuels)		5,772	712,207
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		1,600	106,096
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		9,900	293,931
Chevron Corp. (Oil, Gas & Consumable Fuels)		30,338	3,119,960
ConocoPhillips (Oil, Gas & Consumable Fuels)		21,300	1,601,547
Consol Energy, Inc. (Oil, Gas & Consumable Fuels)		3,400	164,832
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6,000	120,000
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		6,400	504,384
El Paso Corp. (Oil, Gas & Consumable Fuels)		11,600	234,320
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		4,050	423,427
EQT Corp. (Oil, Gas & Consumable Fuels)		2,300	120,796
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		74,364	6,051,742
Hess Corp. (Oil, Gas & Consumable Fuels)		4,600	343,896
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		10,720	564,730
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		2,900	190,414
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	2,000	136,040
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		2,700	242,001
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		12,300	1,279,692
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)		4,100	241,531
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		1,800	161,226
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		2,700	112,941
Range Resources Corp. (Oil, Gas & Consumable Fuels)		2,400	133,200
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	5,300	227,264
Spectra Energy Corp. (Oil, Gas & Consumable Fuels)		9,818	269,111
Sunoco, Inc. (Oil, Gas & Consumable Fuels)		1,800	75,078
Tesoro Corp. (Oil, Gas & Consumable Fuels)	(a)	2,200	50,402
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		8,600	219,902
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		8,900	269,225

			23,000,457

FINANCIALS – 15.0%
Ameriprise Financial, Inc. (Capital Markets)		3,680	212,262
Bank of New York Mellon Corp. / The (Capital Markets)		18,711	479,376
BlackRock, Inc. (Capital Markets)		1,450	278,125
Charles Schwab Corp. / The (Capital Markets)		15,100	248,395
E*Trade Financial Corp. (Capital Markets)	(a)	3,790	52,302
Federated Investors, Inc. Class B (Capital Markets)		1,400	33,376
Franklin Resources, Inc. (Capital Markets)		2,200	288,838
Goldman Sachs Group, Inc. / The (Capital Markets)		7,850	1,044,757
Invesco Ltd. (Capital Markets)		7,000	163,800
Janus Capital Group, Inc. (Capital Markets)		2,800	26,432
Legg Mason, Inc. (Capital Markets)		2,200	72,072
Morgan Stanley (Capital Markets)		23,300	536,133
Northern Trust Corp. (Capital Markets)		3,700	170,052
State Street Corp. (Capital Markets)		7,600	342,684
T. Rowe Price Group, Inc. (Capital Markets)		3,900	235,326
BB&T Corp. (Commercial Banks)		10,500	281,820
Comerica, Inc. (Commercial Banks)		2,700	93,339
Fifth Third Bancorp (Commercial Banks)		13,850	176,588
First Horizon National Corp. (Commercial Banks)		3,964	37,817

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Huntington Bancshares, Inc. (Commercial Banks)		13,000	$85,280
KeyCorp (Commercial Banks)		14,400	119,952
M&T Bank Corp. (Commercial Banks)		1,900	167,105
Marshall & Ilsley Corp. (Commercial Banks)		8,000	63,760
PNC Financial Services Group, Inc. (Commercial Banks)		7,942	473,423
Regions Financial Corp. (Commercial Banks)		18,975	117,645
SunTrust Banks, Inc. (Commercial Banks)		8,100	208,980
U.S. Bancorp (Commercial Banks)		29,090	742,086
Wells Fargo & Co. (Commercial Banks)		79,813	2,239,553
Zions Bancorporation (Commercial Banks)		2,800	67,228
American Express Co. (Consumer Finance)		15,800	816,860
Capital One Financial Corp. (Consumer Finance)		6,973	360,295
Discover Financial Services (Consumer Finance)		8,250	220,688
SLM Corp. (Consumer Finance)		8,000	134,480
Bank of America Corp. (Diversified Financial Svs.)		152,927	1,676,080
Citigroup, Inc. (Diversified Financial Svs.)		44,136	1,837,823
CME Group, Inc. (Diversified Financial Svs.)		1,025	298,880
IntercontinentalExchange, Inc. (Diversified Financial Svs.)	(a)	1,100	137,181
JPMorgan Chase & Co. (Diversified Financial Svs.)		59,943	2,454,066
Leucadia National Corp. (Diversified Financial Svs.)		3,000	102,300
Moody’s Corp. (Diversified Financial Svs.)		3,000	115,050
NASDAQ OMX Group, Inc. / The (Diversified Financial Svs.)	(a)	2,300	58,190
NYSE Euronext (Diversified Financial Svs.)		4,000	137,080
ACE Ltd. (Insurance)		5,100	335,682
Aflac, Inc. (Insurance)		7,100	331,428
Allstate Corp. / The (Insurance)		7,900	241,187
American International Group, Inc. (Insurance)	(a)	6,595	193,365
AON Corp. (Insurance)		5,000	256,500
Assurant, Inc. (Insurance)		1,500	54,405
Berkshire Hathaway, Inc. Class B (Insurance)	(a)	26,091	2,019,182
Chubb Corp. (Insurance)		4,400	275,484
Cincinnati Financial Corp. (Insurance)		2,466	71,958
Genworth Financial, Inc. Class A (Insurance)	(a)	7,400	76,072
Hartford Financial Services Group, Inc. (Insurance)		6,700	176,679
Lincoln National Corp. (Insurance)		4,686	133,504
Loews Corp. (Insurance)		4,661	196,181
Marsh & McLennan Cos., Inc. (Insurance)		8,300	258,877
MetLife, Inc. (Insurance)		16,000	701,920
Principal Financial Group, Inc. (Insurance)		4,900	149,058
Progressive Corp. / The (Insurance)		9,900	211,662
Prudential Financial, Inc. (Insurance)		7,400	470,566
Torchmark Corp. (Insurance)		1,100	70,554
Travelers Cos., Inc. / The (Insurance)		6,359	371,238
Unum Group (Insurance)		4,600	117,208
XL Group Plc (Insurance)		4,700	103,306
Apartment Investment & Management Co. Class A (Real Estate Investment Trusts)		1,773	45,265
AvalonBay Communities, Inc. (Real Estate Investment Trusts)		1,331	170,900
Boston Properties, Inc. (Real Estate Investment Trusts)		2,200	233,552
Equity Residential (Real Estate Investment Trusts)		4,400	264,000
HCP, Inc. (Real Estate Investment Trusts)		6,100	223,809
Health Care REIT, Inc. (Real Estate Investment Trusts)		2,700	141,561
Host Hotels & Resorts, Inc. (Real Estate Investment Trusts)		10,402	176,314
Kimco Realty Corp. (Real Estate Investment Trusts)		6,100	113,704
Plum Creek Timber Co., Inc. (Real Estate Investment Trusts)		2,400	97,296
ProLogis, Inc. (Real Estate Investment Trusts)		6,839	245,110
Public Storage (Real Estate Investment Trusts)		2,100	239,421
Simon Property Group, Inc. (Real Estate Investment Trusts)		4,462	518,618
Ventas, Inc. (Real Estate Investment Trusts)		2,500	131,775
Vornado Realty Trust (Real Estate Investment Trusts)		2,493	232,298
Weyerhaeuser Co. (Real Estate Investment Trusts)		8,163	178,443

51	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
CB Richard Ellis Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	4,400	$110,484
Hudson City Bancorp, Inc. (Thrifts & Mortgage Finance)		8,000	65,520
People’s United Financial, Inc. (Thrifts & Mortgage Finance)		5,400	72,576

			27,484,141

HEALTH CARE – 11.6%
Amgen, Inc. (Biotechnology)	(a)	14,006	817,250
Biogen Idec, Inc. (Biotechnology)	(a)	3,645	389,723
Celgene Corp. (Biotechnology)	(a)	7,000	422,240
Cephalon, Inc. (Biotechnology)	(a)	1,200	95,880
Gilead Sciences, Inc. (Biotechnology)	(a)	11,900	492,779
Baxter International, Inc. (Health Care Equip. & Supplies)		8,600	513,334
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3,300	284,361
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	23,103	159,642
CareFusion Corp. (Health Care Equip. & Supplies)	(a)	3,350	91,020
Covidien PLC (Health Care Equip. & Supplies)		7,500	399,225
C.R. Bard, Inc. (Health Care Equip. & Supplies)		1,300	142,818
DENTSPLY International, Inc. (Health Care Equip. & Supplies)		2,100	79,968
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	1,700	148,206
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	600	223,266
Medtronic, Inc. (Health Care Equip. & Supplies)		16,100	620,333
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		5,000	238,400
Stryker Corp. (Health Care Equip. & Supplies)		5,000	293,450
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	1,800	126,036
Zimmer Holdings, Inc. (Health Care Equip. & Supplies)	(a)	2,870	181,384
Aetna, Inc. (Health Care Providers & Svs.)		5,700	251,313
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4,100	169,740
Cardinal Health, Inc. (Health Care Providers & Svs.)		5,300	240,726
CIGNA Corp. (Health Care Providers & Svs.)		4,100	210,863
Coventry Health Care, Inc. (Health Care Providers & Svs.)	(a)	2,200	80,234
DaVita, Inc. (Health Care Providers & Svs.)	(a)	1,400	121,254
Express Scripts, Inc. (Health Care Providers & Svs.)	(a)	8,000	431,840
Humana, Inc. (Health Care Providers & Svs.)		2,500	201,350
Laboratory Corp of America Holdings (Health Care Providers & Svs.)	(a)	1,500	145,185
McKesson Corp. (Health Care Providers & Svs.)		3,800	317,870
Medco Health Solutions, Inc. (Health Care Providers & Svs.)	(a)	6,076	343,416
Patterson Cos., Inc. (Health Care Providers & Svs.)		1,400	46,046
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2,400	141,840
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	7,350	45,864
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		16,400	845,912
WellPoint, Inc. (Health Care Providers & Svs.)		5,500	433,235
Cerner Corp. (Health Care Technology)	(a)	2,200	134,442
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)	(a)	5,300	270,883
Life Technologies Corp. (Life Sciences Tools & Svs.)	(a)	2,717	141,474
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		1,700	45,747
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)	(a)	5,800	373,462
Waters Corp. (Life Sciences Tools & Svs.)	(a)	1,400	134,036
Abbott Laboratories (Pharmaceuticals)		23,500	1,236,570
Allergan, Inc. (Pharmaceuticals)		4,600	382,950
Bristol-Myers Squibb Co. (Pharmaceuticals)		25,769	746,270
Eli Lilly & Co. (Pharmaceuticals)		15,400	577,962
Forest Laboratories, Inc. (Pharmaceuticals)	(a)	4,300	169,162
Hospira, Inc. (Pharmaceuticals)	(a)	2,510	142,217
Johnson & Johnson (Pharmaceuticals)		41,400	$2,753,928

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Merck & Co., Inc. (Pharmaceuticals)		46,594	$1,644,302
Mylan, Inc. (Pharmaceuticals)	(a)	6,600	162,822
Pfizer, Inc. (Pharmaceuticals)		119,310	2,457,786
Watson Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	1,900	130,587

			21,250,603

INDUSTRIALS – 11.2%
Boeing Co. / The (Aerospace & Defense)		11,100	820,623
General Dynamics Corp. (Aerospace & Defense)		5,600	417,312
Goodrich Corp. (Aerospace & Defense)		1,900	181,450
Honeywell International, Inc. (Aerospace & Defense)		11,900	709,121
ITT Corp. (Aerospace & Defense)		2,800	165,004
L-3 Communications Holdings, Inc. (Aerospace & Defense)		1,600	139,920
Lockheed Martin Corp. (Aerospace & Defense)		4,300	348,171
Northrop Grumman Corp. (Aerospace & Defense)		4,400	305,140
Precision Castparts Corp. (Aerospace & Defense)		2,200	362,230
Raytheon Co. (Aerospace & Defense)		5,400	269,190
Rockwell Collins, Inc. (Aerospace & Defense)		2,300	141,887
Textron, Inc. (Aerospace & Defense)		4,200	99,162
United Technologies Corp. (Aerospace & Defense)		13,800	1,221,438
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		2,500	197,100
Expeditors International of Washington, Inc. (Air Freight & Logistics)		3,200	163,808
FedEx Corp. (Air Freight & Logistics)		4,800	455,280
United Parcel Service, Inc. Class B (Air Freight & Logistics)		14,900	1,086,657
Southwest Airlines Co. (Airlines)		12,000	137,040
Masco Corp. (Building Products)		5,400	64,962
Avery Dennison Corp. (Commercial Svs. & Supplies)		1,600	61,808
Cintas Corp. (Commercial Svs. & Supplies)		1,900	62,757
Iron Mountain, Inc. (Commercial Svs. & Supplies)		3,000	102,270
Pitney Bowes, Inc. (Commercial Svs. & Supplies)		3,100	71,269
Republic Services, Inc. (Commercial Svs. & Supplies)		4,580	141,293
R.R. Donnelley & Sons Co. (Commercial Svs. & Supplies)		2,800	54,908
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	1,300	115,856
Waste Management, Inc. (Commercial Svs. & Supplies)		7,200	268,344
Fluor Corp. (Construction & Engineering)		2,600	168,116
Jacobs Engineering Group, Inc. (Construction & Engineering)	(a)	1,900	82,175
Quanta Services, Inc. (Construction & Engineering)	(a)	3,300	66,660
Emerson Electric Co. (Electrical Equip.)		11,300	635,625
Rockwell Automation, Inc. (Electrical Equip.)		2,200	190,872
Roper Industries, Inc. (Electrical Equip.)		1,400	116,620
3M Co. (Industrial Conglomerates)		10,700	1,014,895
General Electric Co. (Industrial Conglomerates)		160,100	3,019,486
Tyco International Ltd. (Industrial Conglomerates)		7,100	350,953
Caterpillar, Inc. (Machinery)		9,700	1,032,662
Cummins, Inc. (Machinery)		3,000	310,470
Danaher Corp. (Machinery)		8,200	434,518
Deere & Co. (Machinery)		6,300	519,435
Dover Corp. (Machinery)		2,800	189,840
Eaton Corp. (Machinery)		5,200	267,540
Flowserve Corp. (Machinery)		800	87,912
Illinois Tool Works, Inc. (Machinery)		7,500	423,675
Ingersoll-Rand PLC (Machinery)		5,000	227,050
Joy Global, Inc. (Machinery)		1,600	152,384
PACCAR, Inc. (Machinery)		5,512	281,608
Pall Corp. (Machinery)		1,800	101,214
Parker Hannifin Corp. (Machinery)		2,400	215,376
Snap-On, Inc. (Machinery)		900	56,232
Stanley Black & Decker, Inc. (Machinery)		2,547	183,511
Dun & Bradstreet Corp. (Professional Svs.)		700	52,878
Equifax, Inc. (Professional Svs.)		1,900	65,968
Robert Half International, Inc. (Professional Svs.)		2,200	59,466
CSX Corp. (Road & Rail)		16,600	435,252
Norfolk Southern Corp. (Road & Rail)		5,300	397,129
Ryder System, Inc. (Road & Rail)		800	45,480

52	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Union Pacific Corp. (Road & Rail)		7,400	$772,560
Fastenal Co. (Trading Companies & Distributors)		4,500	161,955
W.W. Grainger, Inc. (Trading Companies & Distributors)		900	138,285

			20,421,802

INFORMATION TECHNOLOGY – 17.6%
Cisco Systems, Inc. (Communications Equip.)		83,000	1,295,630
F5 Networks, Inc. (Communications Equip.)	(a)	1,200	132,300
Harris Corp. (Communications Equip.)		1,900	85,614
JDS Uniphase Corp. (Communications Equip.)	(a)	3,475	57,894
Juniper Networks, Inc. (Communications Equip.)	(a)	8,000	252,000
Motorola Mobility Holdings, Inc. (Communications Equip.)	(a)	4,475	98,629
Motorola Solutions, Inc. (Communications Equip.)	(a)	5,114	235,449
Qualcomm, Inc. (Communications Equip.)		25,200	1,431,108
Tellabs, Inc. (Communications Equip.)		5,500	25,355
Apple, Inc. (Computers & Peripherals)	(a)	13,950	4,682,597
Dell, Inc. (Computers & Peripherals)	(a)	24,800	413,416
EMC Corp. (Computers & Peripherals)	(a)	31,100	856,805
Hewlett-Packard Co. (Computers & Peripherals)		31,300	1,139,320
Lexmark International, Inc. Class A (Computers & Peripherals)	(a)	1,200	35,112
NetApp, Inc. (Computers & Peripherals)	(a)	5,600	295,568
SanDisk Corp. (Computers & Peripherals)	(a)	3,600	149,400
Western Digital Corp. (Computers & Peripherals)	(a)	3,500	127,330
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		2,700	145,773
Corning, Inc. (Electronic Equip., Instr. & Comp.)		23,700	430,155
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		2,400	80,904
Jabil Circuit, Inc. (Electronic Equip., Instr. & Comp.)		3,000	60,600
Molex, Inc. (Electronic Equip., Instr. & Comp.)		2,100	54,117
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	2,800	88,116
eBay, Inc. (Internet Software & Svs.)	(a)	17,200	555,044
Google, Inc. Class A (Internet Software & Svs.)	(a)	3,800	1,924,244
Monster Worldwide, Inc. (Internet Software & Svs.)	(a)	2,000	29,320
VeriSign, Inc. (Internet Software & Svs.)		2,500	83,650
Yahoo!, Inc. (Internet Software & Svs.)	(a)	19,700	296,288
Automatic Data Processing, Inc. (IT Svs.)		7,500	395,100
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	4,600	337,364
Computer Sciences Corp. (IT Svs.)		2,300	87,308
Fidelity National Information Services, Inc. (IT Svs.)		4,100	126,239
Fiserv, Inc. (IT Svs.)	(a)	2,200	137,786
International Business Machines Corp. (IT Svs.)		18,300	3,139,365
Mastercard, Inc. Class A (IT Svs.)		1,425	429,410
Paychex, Inc. (IT Svs.)		4,900	150,528
SAIC, Inc. (IT Svs.)	(a)	4,200	70,644
Teradata Corp. (IT Svs.)	(a)	2,500	150,500
Total System Services, Inc. (IT Svs.)		2,477	46,023
Visa, Inc. (IT Svs.)		7,200	606,672
Western Union Co. / The (IT Svs.)		9,547	191,226
Xerox Corp. (Office Electronics)		21,202	220,713
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	8,700	60,813
Altera Corp. (Semiconductors & Equip.)		4,900	227,115
Analog Devices, Inc. (Semiconductors & Equip.)		4,500	176,130
Applied Materials, Inc. (Semiconductors & Equip.)		19,900	258,899
Broadcom Corp. Class A (Semiconductors & Equip.)	(a)	7,250	243,890
First Solar, Inc. (Semiconductors & Equip.)	(a)	850	112,430
Intel Corp. (Semiconductors & Equip.)		80,000	1,772,800
KLA-Tencor Corp. (Semiconductors & Equip.)		2,500	101,200
Linear Technology Corp. (Semiconductors & Equip.)		3,400	112,268
LSI Corp. (Semiconductors & Equip.)	(a)	9,100	64,792
MEMC Electronic Materials, Inc. (Semiconductors & Equip.)	(a)	3,500	29,855
Microchip Technology, Inc. (Semiconductors & Equip.)		2,900	109,939
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	13,000	97,240
National Semiconductor Corp. (Semiconductors & Equip.)		3,600	88,596

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Novellus Systems, Inc. (Semiconductors & Equip.)	(a)	1,300	$46,982
NVIDIA Corp. (Semiconductors & Equip.)	(a)	9,100	145,009
Teradyne, Inc. (Semiconductors & Equip.)	(a)	2,800	41,440
Texas Instruments, Inc. (Semiconductors & Equip.)		17,500	574,525
Xilinx, Inc. (Semiconductors & Equip.)		4,000	145,880
Adobe Systems, Inc. (Software)	(a)	7,600	239,020
Autodesk, Inc. (Software)	(a)	3,500	135,100
BMC Software, Inc. (Software)	(a)	2,700	147,690
CA, Inc. (Software)		5,700	130,188
Citrix Systems, Inc. (Software)	(a)	2,800	224,000
Compuware Corp. (Software)	(a)	3,300	32,208
Electronic Arts, Inc. (Software)	(a)	5,000	118,000
Intuit, Inc. (Software)	(a)	4,100	212,626
Microsoft Corp. (Software)		112,000	2,912,000
Oracle Corp. (Software)		58,800	1,935,108
Red Hat, Inc. (Software)	(a)	2,900	133,110
Salesforce.com, Inc. (Software)	(a)	1,800	268,164
Symantec Corp. (Software)	(a)	11,394	224,690

			32,272,323

MATERIALS – 3.6%
Air Products & Chemicals, Inc. (Chemicals)		3,200	305,856
Airgas, Inc. (Chemicals)		1,100	77,044
CF Industries Holdings, Inc. (Chemicals)		1,100	155,837
Dow Chemical Co. / The (Chemicals)		17,700	637,200
Eastman Chemical Co. (Chemicals)		1,100	112,277
Ecolab, Inc. (Chemicals)		3,500	197,330
E.I. du Pont de Nemours & Co. (Chemicals)		14,000	756,700
FMC Corp. (Chemicals)		1,100	94,622
International Flavors & Fragrances, Inc. (Chemicals)		1,200	77,088
Monsanto Co. (Chemicals)		8,086	586,558
PPG Industries, Inc. (Chemicals)		2,400	217,896
Praxair, Inc. (Chemicals)		4,600	498,594
Sherwin-Williams Co. / The (Chemicals)		1,300	109,031
Sigma-Aldrich Corp. (Chemicals)		1,800	132,084
Vulcan Materials Co. (Construction Materials)		1,900	73,207
Ball Corp. (Containers & Packaging)		2,500	96,150
Bemis Co., Inc. (Containers & Packaging)		1,600	54,048
Owens-Illinois, Inc. (Containers & Packaging)	(a)	2,500	64,525
Sealed Air Corp. (Containers & Packaging)		2,400	57,096
AK Steel Holding Corp. (Metals & Mining)		1,700	26,792
Alcoa, Inc. (Metals & Mining)		16,100	255,346
Allegheny Technologies, Inc. (Metals & Mining)		1,600	101,552
Cliffs Natural Resources, Inc. (Metals & Mining)		2,200	203,390
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		14,252	753,931
Newmont Mining Corp. (Metals & Mining)		7,500	404,775
Nucor Corp. (Metals & Mining)		4,800	197,856
Titanium Metals Corp. (Metals & Mining)		1,400	25,648
United States Steel Corp. (Metals & Mining)		2,200	101,288
International Paper Co. (Paper & Forest Products)		6,600	196,812
MeadWestvaco Corp. (Paper & Forest Products)		2,600	86,606

			6,657,139

TELECOMMUNICATION SERVICES – 3.1%
AT&T, Inc. (Diversified Telecom. Svs.)		89,378	2,807,363
CenturyLink, Inc. (Diversified Telecom. Svs.)		9,072	366,781
Frontier Communications Corp. (Diversified Telecom. Svs.)		15,041	121,381
Verizon Communications, Inc. (Diversified Telecom. Svs.)		42,700	1,589,721
Windstream Corp. (Diversified Telecom. Svs.)		7,696	99,740
American Tower Corp. Class A (Wireless Telecom. Svs.)	(a)	6,000	313,980
MetroPCS Communications, Inc. (Wireless Telecom. Svs.)	(a)	4,000	68,840
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(a)	45,132	243,261

			5,611,067

53	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks (Continued)		Shares	Value
UTILITIES – 3.4%
American Electric Power Co., Inc. (Electric Utilities)		7,300	$275,064
Duke Energy Corp. (Electric Utilities)		20,136	379,161
Edison International (Electric Utilities)		4,900	189,875
Entergy Corp. (Electric Utilities)		2,700	184,356
Exelon Corp. (Electric Utilities)		10,000	428,400
FirstEnergy Corp. (Electric Utilities)		6,334	279,646
NextEra Energy, Inc. (Electric Utilities)		6,400	367,744
Northeast Utilities (Electric Utilities)		2,700	94,959
Pepco Holdings, Inc. (Electric Utilities)		3,400	66,742
Pinnacle West Capital Corp. (Electric Utilities)		1,600	71,328
PPL Corp. (Electric Utilities)		8,700	242,121
Progress Energy, Inc. (Electric Utilities)		4,400	211,244
Southern Co. (Electric Utilities)		12,800	516,864
Nicor, Inc. (Gas Utilities)		700	38,318
Oneok, Inc. (Gas Utilities)		1,600	118,416
AES Corp. / The (Ind. Power Prod. & Energy Traders)	(a)	9,900	126,126
Constellation Energy Group, Inc. (Ind. Power Prod. & Energy Traders)		3,000	113,880
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)	(a)	3,600	88,488
Ameren Corp. (Multi-Utilities)		3,600	103,824
CenterPoint Energy, Inc. (Multi-Utilities)		6,400	123,840
CMS Energy Corp. (Multi-Utilities)		3,800	74,822
Consolidated Edison, Inc. (Multi-Utilities)		4,400	234,256
Dominion Resources, Inc. (Multi-Utilities)		8,700	419,949

Common Stocks (Continued)		Shares	Value
UTILITIES (continued)
DTE Energy Co. (Multi-Utilities)		2,600	$130,052
Integrys Energy Group, Inc. (Multi-Utilities)		1,212	62,830
NiSource, Inc. (Multi-Utilities)		4,200	85,050
PG&E Corp. (Multi-Utilities)		6,000	252,180
Public Service Enterprise Group, Inc. (Multi-Utilities)		7,600	248,064
SCANA Corp. (Multi-Utilities)		1,700	66,929
Sempra Energy (Multi-Utilities)		3,600	190,368
TECO Energy, Inc. (Multi-Utilities)		3,200	60,448
Wisconsin Energy Corp. (Multi-Utilities)		3,500	109,725
Xcel Energy, Inc. (Multi-Utilities)		7,300	177,390

			6,132,459

Total Common Stocks (Cost $148,589,950)			$181,419,679

Exchange Traded Funds - 0.8%		Shares	Value
SPDR S&P 500 ETF Trust		10,675	$1,408,780

Total Exchange Traded Funds (Cost $1,376,438)			$1,408,780

Total Investments – 99.9% (Cost $149,966,388)	(b)		$182,828,459
Other Assets in Excess of Liabilities – 0.1%			156,228

Net Assets – 100.0%			$182,984,687

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

54

Ohio National Fund, Inc.	Strategic Value Portfolio

Objective/Strategy

The Strategic Value Portfolio seeks growth of capital and income by investing primarily in securities of high dividend yielding, undervalued stocks with dividend growth potential.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	29.18%
Five years	0.43%
Ten years	1.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the Strategic Value Portfolio returned 8.55% versus 8.39% for the current benchmark, the Dow Jones U.S. Select Dividend Index.

Despite all of the recent volatility in the markets, the Portfolio marched toward its annual targeted return of 10%. The outperformance of the Portfolio in relation to its benchmark was a function of the Portfolio’s ability to keep pace with the early year rally catalyzed by the Federal Reserve, as well as to offer downside protection during a difficult month of June.

Market preferences in the first six months of the year moved against low-yielding, high beta, low quality stocks and thus, the Portfolio benefited from its high yield, low beta, high quality holdings. On a sector basis, the Portfolio’s sizeable exposure to Consumer Staples and Health Care proved to be beneficial, as did its absence in the non-dividend-friendly Industrials sector. Tobacco stocks saw tremendous performance within Consumer Staples with Lorillard, Inc. up 36% and Reynolds American, Inc. up 17%. Global pharmaceutical companies were also in favor in the first half of the year as investors sought security in these defensive stocks. Stock selection was a notable factor in performance as GlaxoSmithKline PLC, AstraZeneca PLC, and Bristol-Myers Squibb Co. returned 13.8%, 13.8%, and 13.4%, respectively. Another tailwind to performance was the Portfolio’s underweight position in the declining Financials sector. Global debt concerns and issues with the mortgage market have taken their toll on the sector, which was down 6.9% year-to-date. Conversely, the Portfolio was slightly penalized for its absence within the Materials sector, which was up 12.6% year-to-date. It is important to note, however, that this highly cyclical sector has recently slowed, posting only a 0.5% return over the past three months.(1)

The best performers were Lorillard, Inc., CenterPoint Energy, Inc., National Grid PLC, Reynolds American, Inc., and Philip Morris International, Inc. The worst performers were New York Community Bancorp, Inc., Mercury General Corp., CenturyLink, Inc., National

Retail Properties, Inc., and Cincinnati Financial Corp. The largest detractors to performance were New York Community Bancorp, Inc., CenturyLink, Inc., Mercury General Corp., Cincinnati Financial Corp., and Windstream Corp. The largest contributors to performance were Lorillard, Inc., GlaxoSmithKline PLC, Bristol-Myers Squibb Co., National Grid PLC, and AT&T, Inc.(1)

The Portfolio is objective-driven, focused on identifying those stocks that offer attractive valuations, high current income, and dividend growth potential. The Portfolio seeks to invest in strong, reliable, cash-flow generative companies that have both the ability and the inclination to pay and increase their dividends. We believe that these companies will achieve superior total returns over the long-run due to their strong balance sheets, solid business models, and their ability to generate cash flow regardless of market conditions. These superior returns should come from large current dividends and dividend growth. We believe that price appreciation will follow hand-in-hand with dividend growth.

A priority of the Portfolio is to be diversified across the dividend-paying universe. As a result, the Portfolio has a notable investment in sectors such as Consumer Staples, Health Care, Telecommunication Services, and Utilities. Conversely, sectors with companies that traditionally pay little to no dividends and sectors with companies whose dividend payments are dependent on market cyclicality receive modest investment, if any. These sectors include Industrials, Information Technology, and Materials.(1)

The Portfolio uses the Dow Jones U.S. Select Dividend Index (DJSD Index) as its primary benchmark. The DSJD Index is an index that takes the 100 highest yielding U.S. companies that have paid dividends for the past five years and have a non-negative five-year dividend growth rate. At the end of June, the DJSD Index had a yield of 3.92%, which is notably below the 4.95% yield of the Portfolio. Comparing the sector allocations between the Portfolio and the index, several distinct variances can be identified. The Portfolio invests little to none in the cyclically-exposed Industrials and Materials sectors, but the DJSD Index has a sizeable weight in those sectors. Also, the Portfolio invests a sizeable portion in Utilities, but it pales in comparison to the index’s 33.8% weighting in the sector. Despite the differences in yield and sector weights, the DJSD Index is the closest benchmark comparison to the Portfolio’s unique strategy.(1)

The overall market affords little dividend opportunity for investors. The S&P 500 Index held a 1.99% yield at the end of June, meaning that when people invest in the broad market, they must pay a price that is 50 times the income that is generated from the investment. We view this as illogical and impractical and will continue to invest in low beta, high quality, high yield stocks. We believe that large cash returns from dividends, combined with attractively low valuations and dividend growth, will produce superior returns while involving less risk.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

55	(continued)

Ohio National Fund, Inc.	Strategic Value Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding the very smallest and least-liquid stocks. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Common Stocks (3)	98.4
Money Market Funds and Other Net Assets	1.6

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. AT&T, Inc.	3.9
2. Abbott Laboratories	3.9
3. Telefonica S.A.	3.7
4. Royal Dutch Shell PLC	3.6
5. Bristol-Myers Squibb Co.	3.6
6. Kimberly-Clark Corp.	3.5
7. Eli Lilly & Co.	3.5
8. National Grid PLC	3.4
9. GlaxoSmithKline PLC	3.4
10. AstraZeneca PLC	3.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Staples	23.0
Health Care	21.1
Telecommunication Services	20.9
Utilities	16.9
Energy	10.1
Financials	4.4
Consumer Discretionary	2.0

98.4

56

Ohio National Fund, Inc.	Strategic Value Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks – 98.4%		Shares	Value
CONSUMER DISCRETIONARY – 2.0%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		6,825	$575,484

CONSUMER STAPLES – 23.0%
Coca-Cola Co. / The (Beverages)		4,115	276,898
H.J. Heinz Co. (Food Products)		13,175	701,964
Kellogg Co. (Food Products)		4,900	271,068
Unilever PLC (Food Products)	(a)	25,710	829,563
Clorox Co. (Household Products)		5,100	343,944
Kimberly-Clark Corp. (Household Products)		15,075	1,003,392
Procter & Gamble Co. / The (Household Products)		7,260	461,518
Altria Group, Inc. (Tobacco)		32,320	853,571
Lorillard, Inc. (Tobacco)		5,400	587,898
Philip Morris International, Inc. (Tobacco)		10,735	716,776
Reynolds American, Inc. (Tobacco)		16,020	593,541

			6,640,133

ENERGY – 10.1%
Chevron Corp. (Oil, Gas & Consumable Fuels)		2,650	272,526
ConocoPhillips (Oil, Gas & Consumable Fuels)		10,105	759,795
Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	(a)	29,420	1,049,884
Total S.A. (Oil, Gas & Consumable Fuels)	(a)	14,420	833,675

			2,915,880

FINANCIALS – 4.4%
Cincinnati Financial Corp. (Insurance)		10,000	291,800
CommonWealth REIT (Real Estate Investment Trusts)		9,000	232,560
Senior Housing Properties Trust (Real Estate Investment Trusts)		12,300	287,943
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		30,400	455,696

			1,267,999

HEALTH CARE – 21.1%
Abbott Laboratories (Pharmaceuticals)		21,250	1,118,175
AstraZeneca PLC (Pharmaceuticals)	(a)	19,600	979,636
Bristol-Myers Squibb Co. (Pharmaceuticals)		35,775	1,036,044
Eli Lilly & Co. (Pharmaceuticals)		26,700	1,002,051

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
GlaxoSmithKline PLC (Pharmaceuticals)	(a)	46,316	$992,752
Johnson & Johnson (Pharmaceuticals)		14,260	948,575

			6,077,233

TELECOMMUNICATION SERVICES – 20.9%
AT&T, Inc. (Diversified Telecom. Svs.)		35,900	1,127,619
BCE, Inc. (Diversified Telecom. Svs.)		21,280	834,475
CenturyLink, Inc. (Diversified Telecom. Svs.)		19,625	793,439
Telefonica S.A. (Diversified Telecom. Svs.)	(a)	43,464	1,061,560
Verizon Communications, Inc. (Diversified Telecom. Svs.)		24,620	916,603
Windstream Corp. (Diversified Telecom. Svs.)		43,105	558,641
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		27,570	736,670

			6,029,007

UTILITIES – 16.9%
Duke Energy Corp. (Electric Utilities)		49,920	939,994
Pepco Holdings, Inc. (Electric Utilities)		21,200	416,156
PPL Corp. (Electric Utilities)		28,400	790,372
Southern Co. (Electric Utilities)		20,960	846,365
Consolidated Edison, Inc. (Multi-Utilities)		6,000	319,440
Dominion Resources, Inc. (Multi-Utilities)		5,025	242,557
National Grid PLC (Multi-Utilities)	(a)	100,900	993,283
SCANA Corp. (Multi-Utilities)		7,875	310,039

			4,858,206

Total Common Stocks (Cost $25,081,191)			$28,363,942

Money Market Funds – 1.3%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		363,000	$363,000

Total Money Market Funds (Cost $363,000)			$363,000

Total Investments – 99.7% (Cost $25,444,191)	(b)		$28,726,942
Other Assets in Excess of Liabilities – 0.3%			95,655

Net Assets – 100.0%			$28,822,597

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $6,740,353, or 23.4% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

57

Ohio National Fund, Inc.	High Income Bond Portfolio

Objective/Strategy

The High Income Bond Portfolio seeks high current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	14.13%
Five years	8.12%
Ten years	8.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the High Income Bond Portfolio returned 4.31% versus 4.98% for the current benchmark, the Barclays Capital High Yield 2% Issuer Constrained Index (“BCHY2%ICI”).

The high yield market started 2011 on a strong note as the combination of moderated economic growth and strong corporate earnings pushed high yield bond prices higher. However, a combination of factors caused considerable uncertainty in financial markets through the later stages of the semi-annual period, tempering the market gains. These factors included political unrest in the Middle East and North Africa that caused a surge in oil prices, a devastating earthquake/tsunami in Japan that caused massive worldwide supply chain disruptions, lingering Eurozone debt issues highlighted by Greek austerity negotiations, as well as debt ceiling/budget reduction discussions in the U.S. These events called into question the resiliency of the U.S. economic expansion and its ability to rebound. Throughout the six-month period, corporate credit conditions remained strong and high yield default rates continued to be well below historical averages. The yield spread between the Credit Suisse High Yield Bond Index and U.S. Treasury securities with comparable maturities decreased early in the period to slightly inside of 500 basis points (bp), then increased to its high for the year at approximately 600 bp in mid-June before settling in at 569 bp on June 30, 2011.

Within the high yield market, the strongest performing major industries relative to the BCHY2%ICI were electric utilities, natural gas utilities, technology, wireless telecommunications and financial institutions. Under-performing major industries included industrial-other, transportation, home construction, building material and packaging. From a quality perspective, the lowest quality CCC-rated sector of the BCHY2%ICI led the way, returning 5.73%, followed by the highest quality BB-rated sector, which returned 5.07%, followed by the B-rated sector which returned 4.53%.

The Portfolio was negatively impacted relative to the BCHY2%ICI by security selection in the natural gas utility, chemicals, financial institution, retail, and technology sectors. Overweights in the under-performing industrial-other and media non-cable negatively impacted performance, although much of this was offset by strong security selection in these sectors. The Portfolio was also negatively impacted by an underweight in the strong-performing electric utility sector. Specific high yield issuers held by the Portfolio that substantially under-performed the BCHY2%ICI included: CHC Helicopter S.A., Gymboree Corp., Lender Processing Service, Inc., West Corp., and Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC.(1)

The Portfolio was positively impacted relative to the BCHY2%ICI by strong security selection in the food & beverage and packaging sectors. The Portfolio also benefited by an underweight in the home construction sector and an overweight in Information Technology. Specific high yield issuers held by the Portfolio that substantially outperformed the BCHY2%ICI included: Macy’s Retail Holdings, Inc., Dynegy Holdings, Inc., Sitel LLC Corp., Universal City Development, and Diversey Inc.(1)

While the second quarter was characterized by considerable uncertainty, it ended with a flourish as equities surged and high yield bond spreads tightened from their widest levels. The rally was triggered by indications that the second quarter’s economic concerns represented a soft patch and not a double dip. Yield spreads for high yield bonds are above historical medians and credit quality by many measures continues to very strong, setting the stage for good relative performance should the economy cooperate.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the index is open to direct investment.

The Barclays Capital High Yield 2% Issuer Constrained Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits an issuer to 2% of the aggregate market capitalization. The index is presented on a total return basis.

58	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Corporate Bonds (3)	96.3
Convertible Bonds (3)	0.1
Common Stocks (3)	0.1
Preferred Stocks (3)	0.1
Warrants (3)	0.1
Money Market Funds and Other Net Assets	3.3

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. CIT Group, Inc. 7.000%, 05/02/2017	1.9
2. HCA, Inc. 9.625%, 11/15/2016	1.6
3. Ford Motor Credit Co. LLC 8.000%, 12/15/2016	1.2
4. Sprint Capital Corp. 6.900%, 05/01/2019	1.2
5. Ally Financial, Inc. 8.300%, 02/12/2015	0.9
6. Biomet, Inc. 11.625%, 10/15/2017	0.9
7. International Lease Finance Corp. 8.750%, 03/15/2017	0.9
8. Intelsat Jackson Holdings, S.A. 11.250%, 06/15/2016	0.7
9. Nuveen Investments, Inc. 10.500%, 11/15/2015	0.7
10. VWR Funding, Inc. 10.250%, 07/15/2015	0.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Consumer Discretionary	30.0
Industrials	13.0
Health Care	9.0
Information Technology	8.9
Energy	8.4
Materials	8.2
Financials	8.0
Telecommunication Services	4.7
Consumer Staples	4.1
Utilities	2.4

96.7

59

Ohio National Fund, Inc.	High Income Bond Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Corporate Bonds – 96.3%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 29.8%
Allison Transmission, Inc. (Auto Components)	(b)	7.125%	05/15/2019	$450,000	$439,875
American Axle & Manufacturing Holdings, Inc. (Auto Components)	(b)	9.250%	01/15/2017	720,000	788,400
American Tire Distributors, Inc. (Auto Components)		9.750%	06/01/2017	650,000	702,000
Cooper-Standard Automotive, Inc. (Auto Components)		8.500%	05/01/2018	775,000	821,500
Dana Holding Corp. (Auto Components)		6.750%	02/15/2021	100,000	99,125
Dana Holding Corp. (Auto Components)		6.500%	02/15/2019	100,000	99,500
Exide Technologies (Auto Components)	(b)	8.625%	02/01/2018	1,050,000	1,097,250
International Automotive Components Group SL (Acquired 05/26/2011, Cost $950,000) (Auto Components)	(b)(h)	9.125%	06/01/2018	950,000	976,125
Lear Corp. (Auto Components)		8.125%	03/15/2020	75,000	81,187
Lear Corp. (Auto Components)		7.875%	03/15/2018	475,000	513,000
Pittsburgh Glass Works LLC (Auto Components)	(b)	8.500%	04/15/2016	425,000	438,812
Stoneridge, Inc. (Auto Components)	(b)	9.500%	10/15/2017	725,000	804,750
Tenneco, Inc. (Auto Components)		7.750%	08/15/2018	325,000	342,062
Tenneco, Inc. (Auto Components)		6.875%	12/15/2020	450,000	460,125
Tower Automotive Holdings USA LLC / TA Holdings Finance, Inc. (Auto Components)	(b)	10.625%	09/01/2017	450,000	487,125
UCI International, Inc. (Auto Components)		8.625%	02/15/2019	1,125,000	1,164,375
Chrysler Group LLC / CG Co-Issuer, Inc. (Automobiles)	(b)	8.250%	06/15/2021	1,050,000	1,034,250
Chrysler Group LLC / CG Co-Issuer, Inc. (Automobiles)	(b)	8.000%	06/15/2019	525,000	518,437
General Motors Corp. (Acquired 04/22/2011, Cost $0)(Automobiles)	(f)(g)(h)	0.000%	09/01/2025	1,100,000	33,000
Jaguar Land Rover PLC (Automobiles)	(b)	8.125%	05/15/2021	100,000	101,250
Jaguar Land Rover PLC (Automobiles)	(b)	7.750%	05/15/2018	100,000	101,000
Affinia Group, Inc. (Acquired 11/16/2009 through 02/01/2010, Cost $510,941) (Distributors)	(b)(h)	10.750%	08/15/2016	475,000	532,000
Affinia Group, Inc. (Distributors)		9.000%	11/30/2014	450,000	459,000
McJunkin Red Man Corp. (Acquired 07/09/2010, Cost $267,152) (Distributors)	(b)(h)	9.500%	12/15/2016	275,000	281,187
Knowledge Learning Corp. (Diversified Consumer Svs.)	(b)	7.750%	02/01/2015	1,150,000	1,134,187
American Casino & Entertainment Properties LLC (Hotels, Restaurants & Leisure)		11.000%	06/15/2014	641,000	673,050
Ameristar Casinos, Inc. (Hotels, Restaurants & Leisure)	(b)	7.500%	04/15/2021	550,000	569,937
Caesars Entertainment Operating Co., Inc. (Hotels, Restaurants & Leisure)		11.250%	06/01/2017	1,450,000	1,607,687
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)		9.125%	08/01/2018	1,000,000	1,072,500
DineEquity, Inc. (Hotels, Restaurants & Leisure)	(b)	9.500%	10/30/2018	1,400,000	1,526,000
Dunkin Finance Corp. (Hotels, Restaurants & Leisure)	(b)	9.625%	12/01/2018	884,000	896,146
Great Canadian Gaming Corp. (Acquired 02/07/2007 through 12/14/2010, Cost $1,322,779) (Hotels, Restaurants & Leisure)	(b)(h)	7.250%	02/15/2015	1,325,000	1,361,437
Jacobs Entertainment, Inc. (Hotels, Restaurants & Leisure)		9.750%	06/15/2014	1,100,000	1,122,000
MGM Resorts International (Hotels, Restaurants & Leisure)		7.500%	06/01/2016	1,900,000	1,814,500
MGM Resorts International (Hotels, Restaurants & Leisure)		11.125%	11/15/2017	425,000	487,687
MGM Resorts International (Hotels, Restaurants & Leisure)		10.375%	05/15/2014	50,000	57,000
MGM Resorts International (Hotels, Restaurants & Leisure)		11.375%	03/01/2018	175,000	197,312
NPC International, Inc. (Hotels, Restaurants & Leisure)		9.500%	05/01/2014	1,225,000	1,249,500
Peninsula Gaming LLC / Peninsula Gaming Corp. (Hotels, Restaurants & Leisure)		10.750%	08/15/2017	575,000	631,062
Peninsula Gaming LLC / Peninsula Gaming Corp. (Hotels, Restaurants & Leisure)		8.375%	08/15/2015	600,000	633,000
Peninsula Gaming LLC / Peninsula Gaming Corp. (Hotels, Restaurants & Leisure)	(b)	8.375%	08/15/2015	125,000	131,875
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)		6.750%	03/01/2015	425,000	436,687
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)		8.750%	08/15/2019	225,000	245,812
San Pasqual Casino (Hotels, Restaurants & Leisure)	(b)	8.000%	09/15/2013	350,000	348,250
Seminole Hard Rock Entertainment, Inc. (Acquired 02/27/2007 through 10/19/2010, Cost $957,907) (Hotels, Restaurants & Leisure)	(b)(e)(h)	2.747%	03/15/2014	1,075,000	1,010,500
The Seminole Tribe of Florida, Inc. (Hotels, Restaurants & Leisure)	(b)	7.804%	10/01/2020	825,000	811,635
The Seminole Tribe of Florida, Inc. (Hotels, Restaurants & Leisure)	(b)	7.750%	10/01/2017	150,000	156,000
Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp. (Acquired 04/12/2011 through 06/17/2011, Cost $847,234) (Hotels, Restaurants & Leisure)	(b)(h)	8.625%	04/15/2016	825,000	853,875
Universal City Development Partners Ltd. / UCDP Finance, Inc. (Hotels, Restaurants & Leisure)		8.875%	11/15/2015	800,000	894,000
Universal City Development Partners Ltd. / UCDP Finance, Inc. (Hotels, Restaurants & Leisure)		10.875%	11/15/2016	600,000	717,000
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (Hotels, Restaurants & Leisure)		7.875%	11/01/2017	325,000	355,469
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (Hotels, Restaurants & Leisure)		7.750%	08/15/2020	375,000	409,219
Hillman Group, Inc. (Household Durables)		10.875%	06/01/2018	675,000	731,531
Hillman Group, Inc. (Household Durables)	(b)	10.875%	06/01/2018	225,000	243,844
Jarden Corp. (Household Durables)		7.500%	05/01/2017	725,000	756,719
Jarden Corp. (Household Durables)		8.000%	05/01/2016	225,000	245,250
Libbey Glass, Inc. (Household Durables)		10.000%	02/15/2015	719,000	783,710
Norcraft Cos. LP / Norcraft Finance Corp. (Household Durables)		10.500%	12/15/2015	1,150,000	1,173,000
Norcraft Cos. LP / Norcraft Finance Corp. (Household Durables)	(b)	10.500%	12/15/2015	225,000	229,500
Sealy Mattress Co. (Household Durables)		8.250%	06/15/2014	1,575,000	1,586,812
Sealy Mattress Co. (Household Durables)	(b)	10.875%	04/15/2016	315,000	351,225
Simmons Bedding Co. (Acquired 02/02/2010 through 07/13/2010, Cost $1,272,665) (Household Durables)	(b)(h)	11.250%	07/15/2015	1,200,000	1,266,000
CDW Escrow Corp. (Internet & Catalog Retail)	(b)	8.500%	04/01/2019	1,850,000	1,822,250
CDW LLC / CDW Finance Corp. (Internet & Catalog Retail)		12.535%	10/12/2017	250,000	270,625
Easton-Bell Sports, Inc. (Leisure Equip. & Products)		9.750%	12/01/2016	750,000	830,625
AMC Networks, Inc. (Media)	(b)	7.750%	07/15/2021	275,000	288,062
CCH II LLC / CCH II Capital Corp. (Media)		13.500%	11/30/2016	225,000	266,062

60	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
CCO Holdings, LLC / CCO Holdings Capital Corp. (Media)		8.125%	04/30/2020	$75,000	$81,375
CCO Holdings, LLC / CCO Holdings Capital Corp. (Media)		7.875%	04/30/2018	1,025,000	1,085,219
CCO Holdings, LLC / CCO Holdings Capital Corp. (Media)		7.000%	01/15/2019	125,000	129,375
CCO Holdings, LLC / CCO Holdings Capital Corp. (Media)	(b)	7.000%	01/15/2019	300,000	309,750
Cequel Communications Holdings I LLC and Cequel Capital Corp. (Media)	(b)	8.625%	11/15/2017	175,000	182,875
Cinemark U.S.A, Inc. (Media)		8.625%	06/15/2019	950,000	1,045,000
Cinemark U.S.A, Inc. (Acquired 05/31/2011 through 06/16/2011, Cost $373,500) (Media)	(b)(h)	7.375%	06/15/2021	375,000	375,000
Citadel Broadcasting Corp. (Media)	(b)	7.750%	12/15/2018	150,000	160,125
Clear Channel Communications, Inc. (Media)	(b)	9.000%	03/01/2021	1,325,000	1,275,312
Clear Channel Worldwide Holdings, Inc. (Media)		9.250%	12/15/2017	925,000	1,012,875
Clear Channel Worldwide Holdings, Inc. (Media)		9.250%	12/15/2017	325,000	355,062
Crown Media Holdings, Inc. (Media)	(b)	10.500%	07/15/2019	625,000	646,875
Cumulus Media, Inc. (Media)	(b)	7.750%	05/01/2019	875,000	848,750
DISH DBS Corp. (Media)		6.625%	10/01/2014	525,000	553,875
Entravision Communications Corp. (Media)		8.750%	08/01/2017	600,000	624,000
Fox Acquisition Sub LLC (Media)	(b)	13.375%	07/15/2016	1,000,000	1,110,000
Houghton Mifflin Harcourt Publishing Co. (Media)	(b)	10.500%	06/01/2019	1,050,000	1,039,500
Insight Communications Co., Inc. (Media)	(b)	9.375%	07/15/2018	675,000	744,187
Intelsat Jackson Holdings, S.A. (Media)		11.250%	06/15/2016	2,025,000	2,151,562
Intelsat Jackson Holdings, S.A. (Media)	(b)	7.250%	04/01/2019	700,000	696,500
Intelsat Jackson Holdings, S.A. (Media)	(b)	7.500%	04/01/2021	450,000	448,312
Intelsat Jackson Holdings, S.A. (Media)		8.500%	11/01/2019	675,000	717,187
Lamar Media Corp. (Media)		6.625%	08/15/2015	950,000	966,625
Lamar Media Corp. (Media)		6.625%	08/15/2015	375,000	381,094
MDC Partners, Inc. (Media)		11.000%	11/01/2016	1,175,000	1,323,344
MDC Partners, Inc. (Acquired 04/14/2011, Cost $276,711) (Media)	(b)(h)	11.000%	11/01/2016	250,000	279,062
MediMedia USA, Inc. (Acquired 06/11/2007 through 07/28/2010, Cost $901,964) (Media)	(b)(h)	11.375%	11/15/2014	1,000,000	865,000
Nexstar Broadcasting, Inc. / Mission Broadcasting, Inc. (Media)		8.875%	04/15/2017	550,000	581,625
Nexstar Broadcasting, Inc. (Media)		7.000%	01/15/2014	225,000	223,875
Nexstar Broadcasting, Inc. (Media)		7.000%	01/15/2014	433,346	431,179
Nielsen Finance LLC / Nielsen Finance Co. (Media)		11.500%	05/01/2016	275,000	323,125
Nielsen Finance LLC / Nielsen Finance Co. (Media)		11.625%	02/01/2014	293,000	343,542
Nielsen Finance LLC / Nielsen Finance Co. (Media)	(b)	7.750%	10/15/2018	400,000	422,000
ProQuest LLC / ProQuest Notes Co. (Acquired 09/16/2010 through 10/04/2010, Cost $756,103) (Media)	(b)(h)	9.000%	10/15/2018	750,000	772,500
Regal Cinemas Corp. (Media)		8.625%	07/15/2019	1,050,000	1,107,750
Sirius XM Radio, Inc. (Media)	(b)	8.750%	04/01/2015	1,000,000	1,107,500
Sitel LLC / Sitel Finance Corp. (Media)		11.500%	04/01/2018	1,075,000	989,000
Virgin Media Finance PLC (Media)		9.500%	08/15/2016	1,025,000	1,163,375
Visant Corp. (Media)		10.000%	10/01/2017	1,775,000	1,846,000
XM Satellite Radio, Inc. (Media)	(b)	7.625%	11/01/2018	475,000	498,750
Dollar General Corp. (Multiline Retail)	(d)	11.875%	07/15/2017	635,000	727,075
Macy’s Retail Holdings, Inc. (Multiline Retail)		7.000%	02/15/2028	100,000	113,188
Macy’s Retail Holdings, Inc. (Multiline Retail)		6.900%	01/15/2032	50,000	53,864
QVC, Inc. (Multiline Retail)	(b)	7.500%	10/01/2019	1,025,000	1,091,625
QVC, Inc. (Multiline Retail)	(b)	7.125%	04/15/2017	200,000	211,000
Toys “R” Us Property Co. I LLC (Multiline Retail)		10.750%	07/15/2017	1,025,000	1,145,437
Giraffe Acquisition Corp. (Specialty Retail)	(b)	9.125%	12/01/2018	1,125,000	1,063,125
Limited Brands, Inc. (Specialty Retail)		8.500%	06/15/2019	525,000	601,125
Needle Merger Sub Corp. (Specialty Retail)	(b)	8.125%	03/15/2019	1,300,000	1,316,250
Penske Automotive Group, Inc. (Specialty Retail)		7.750%	12/15/2016	1,275,000	1,306,875
PETCO Animal Supplies Stores, Inc. (Specialty Retail)	(b)	9.250%	12/01/2018	1,350,000	1,441,125
Sally Holdings LLC / Sally Capital, Inc. (Specialty Retail)		10.500%	11/15/2016	1,250,000	1,340,625
Yankee Candle Co., Inc. (Specialty Retail)		9.750%	02/15/2017	1,725,000	1,824,188
YCC Holdings LLC / Yankee Finance, Inc. (Specialty Retail)	(b)(d)	10.250%	02/15/2016	700,000	705,250

					86,782,691

CONSUMER STAPLES – 4.1%
U.S. Foodservice (Acquired 05/06/2011 through 06/22/2011, Cost $1,321,441) (Food & Staples Retailing)	(b)(h)	8.500%	06/30/2019	1,325,000	1,291,875
B&G Foods, Inc. (Food Products)		7.625%	01/15/2018	525,000	555,187
Blue Merger Sub, Inc. (Food Products)	(b)	7.625%	02/15/2019	550,000	558,250
Darling International, Inc. (Food Products)	(b)	8.500%	12/15/2018	125,000	135,625
Dean Foods Co. (Food Products)		7.000%	06/01/2016	1,400,000	1,393,000
Dean Foods Co. (Acquired 12/09/2010, Cost $700,000) (Food Products)	(b)(h)	9.750%	12/15/2018	700,000	747,250
Michael Foods, Inc. (Acquired 06/22/2010 through 06/27/2011, Cost $1,711,423) (Food Products)	(b)(h)	9.750%	07/15/2018	1,625,000	1,746,875
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		9.250%	04/01/2015	875,000	912,187
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		10.625%	04/01/2017	425,000	455,281
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		8.250%	09/01/2017	500,000	521,250
Smithfield Foods, Inc. (Food Products)		7.750%	07/01/2017	725,000	755,812
Central Garden and Pet Co. (Household Products)		8.250%	03/01/2018	550,000	570,625

61	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER STAPLES (continued)
Spectrum Brands, Inc. (Household Products)	(b)	9.500%	06/15/2018	$300,000	$330,000
Spectrum Brands Holdings, Inc. (Household Products)	(d)	12.000%	08/28/2019	1,221,650	1,356,031
Prestige Brands, Inc. (Personal Products)	(b)	8.250%	04/01/2018	725,000	763,062

					12,092,310

ENERGY – 8.4%
Basic Energy Services, Inc. (Energy Equip. & Svs.)		7.125%	04/15/2016	850,000	854,250
Basic Energy Services, Inc. (Acquired 02/03/2011 through 06/08/2011, Cost $427,999) (Energy Equip. & Svs.)	(b)(h)	7.750%	02/15/2019	425,000	428,187
Cie Generale de Geophysique – Veritas (Energy Equip. & Svs.)		7.750%	05/15/2017	1,100,000	1,138,500
Cie Generale de Geophysique – Veritas (Energy Equip. & Svs.)		9.500%	05/15/2016	400,000	439,000
Complete Production Services, Inc. (Energy Equip. & Svs.)		8.000%	12/15/2016	600,000	630,000
Crosstex Energy LP / Crosstex Energy Finance Corp. (Energy Equip. & Svs.)		8.875%	02/15/2018	1,275,000	1,364,250
Dresser-Rand Group, Inc. (Energy Equip. & Svs.)	(b)	6.500%	05/01/2021	375,000	388,125
Forbes Energy Services Ltd. (Energy Equip. & Svs.)	(b)	9.000%	06/15/2019	800,000	792,000
PHI, Inc. (Energy Equip. & Svs.)		8.625%	10/15/2018	775,000	813,750
SESI LLC (Acquired 04/20/2011, Cost $275,000) (Energy Equip. & Svs.)	(b)(h)	6.375%	05/01/2019	275,000	272,937
Aquilex Holdings LLC / Aquilex Finance Corp. (Oil, Gas & Consumable Fuels)		11.125%	12/15/2016	575,000	562,062
ATP Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		11.875%	05/01/2015	1,050,000	1,071,000
Berry Petroleum Co. (Oil, Gas & Consumable Fuels)		6.750%	11/01/2020	150,000	151,125
Brigham Exploration Co. (Oil, Gas & Consumable Fuels)	(b)	6.875%	06/01/2019	175,000	174,562
Chaparral Energy, Inc. (Oil, Gas & Consumable Fuels)		9.875%	10/01/2020	750,000	813,750
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		6.875%	11/15/2020	425,000	451,031
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		9.500%	02/15/2015	425,000	495,125
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		6.875%	08/15/2018	325,000	342,875
Coffeyville Resources LLC / Coffeyville Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	10.875%	04/01/2017	875,000	997,500
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)		7.750%	04/01/2019	550,000	554,812
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)		7.000%	01/15/2021	525,000	544,687
Copano Energy LLC / Copano Energy Finance Corp. (Oil, Gas & Consumable Fuels)		7.125%	04/01/2021	300,000	297,000
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)		8.250%	02/15/2020	273,000	298,935
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)		9.750%	03/01/2016	125,000	140,312
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)		6.375%	08/15/2021	275,000	275,687
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)		7.500%	10/15/2020	1,075,000	1,144,875
Hilcorp Energy I LP / Hilcorp Finance Co. (Oil, Gas & Consumable Fuels)	(b)	7.750%	11/01/2015	400,000	414,000
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.250%	03/01/2015	650,000	653,250
Inergy LP / Inergy Finance Corp. (Oil, Gas & Consumable Fuels)		8.750%	03/01/2015	276,000	295,320
Inergy LP / Inergy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.875%	08/01/2021	600,000	600,750
Inergy LP / Inergy Finance Corp. (Oil, Gas & Consumable Fuels)		7.000%	10/01/2018	250,000	253,750
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	7.750%	02/01/2021	500,000	522,500
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		8.625%	04/15/2020	675,000	735,750
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.500%	05/15/2019	50,000	49,625
Niska Gas Storage U.S. LLC / Niska Gas Storage Canada ULC (Oil, Gas & Consumable Fuels)		8.875%	03/15/2018	875,000	923,125
Petrohawk Energy Corp. (Oil, Gas & Consumable Fuels)		7.250%	08/15/2018	1,350,000	1,392,187
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		6.875%	05/01/2018	300,000	325,405
Plains Exploration & Production Co. (Oil, Gas & Consumable Fuels)		7.000%	03/15/2017	125,000	129,375
Plains Exploration & Production Co. (Oil, Gas & Consumable Fuels)		7.750%	06/15/2015	600,000	624,750
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.875%	12/01/2018	275,000	286,000
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		9.375%	06/01/2016	600,000	672,000
Southern Star Central Corp. (Oil, Gas & Consumable Fuels)		6.750%	03/01/2016	225,000	227,250
W&T Offshore, Inc. (Oil, Gas & Consumable Fuels)	(b)	8.500%	06/15/2019	775,000	786,625

					24,327,999

FINANCIALS – 7.9%
Nuveen Investments, Inc. (Capital Markets)		10.500%	11/15/2015	1,975,000	2,029,313
Pinafore LLC / Pinafore, Inc. (Capital Markets)	(b)	9.000%	10/01/2018	625,000	676,562
CIT Group, Inc. (Commercial Banks)	(b)	6.625%	04/01/2018	275,000	288,062
CIT Group, Inc. (Commercial Banks)	(b)	7.000%	05/02/2017	5,500,000	5,500,000
Ally Financial, Inc. (Consumer Finance)		7.000%	02/01/2012	625,000	638,437
Ally Financial, Inc. (Consumer Finance)		6.875%	09/15/2011	800,000	807,000
Ally Financial, Inc. (Consumer Finance)		8.000%	11/01/2031	225,000	244,687
Ally Financial, Inc. (Consumer Finance)		8.300%	02/12/2015	2,425,000	2,716,000
Ally Financial, Inc. (Consumer Finance)		8.000%	03/15/2020	375,000	399,375
Ally Financial, Inc. (Consumer Finance)		7.500%	09/15/2020	250,000	262,500
Ford Motor Credit Co. LLC (Consumer Finance)		8.000%	12/15/2016	3,175,000	3,578,181
Ford Motor Credit Co. LLC (Consumer Finance)		8.000%	06/01/2014	650,000	713,542
Ford Motor Credit Co. LLC (Consumer Finance)		7.500%	08/01/2012	400,000	418,994
Ford Motor Credit Co. LLC (Consumer Finance)		8.125%	01/15/2020	150,000	174,324
GMAC, Inc. (Consumer Finance)	(b)	6.250%	12/01/2017	300,000	299,125
Express LLC / Express Finance Corp. (Diversified Financial Svs.)		8.750%	03/01/2018	550,000	596,750
Interactive Data Corp. (Diversified Financial Svs.)	(b)	10.250%	08/01/2018	1,050,000	1,147,125

62	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
TransUnion LLC / TransUnion Financing Corp. (Diversified Financial Svs.)		11.375%	06/15/2018	$750,000	$851,250
Reliance Intermediate Holdings LP (Acquired 07/23/2009 through 08/06/2009, Cost $533,056) (Insurance)	(b)(h)	9.500%	12/15/2019	550,000	602,938
Host Hotels & Resorts LP (Real Estate Investment Trusts)		6.375%	03/15/2015	175,000	179,375
Host Hotels & Resorts LP (Real Estate Investment Trusts)		6.750%	06/01/2016	100,000	103,750
Host Hotels & Resorts LP (Real Estate Investment Trusts)		6.875%	11/01/2014	250,000	257,500
Ventas Realty LP l Corp. (Real Estate Investment Trusts)		6.500%	06/01/2016	325,000	336,126
Ventas Realty LP l Corp. (Real Estate Investment Trusts)		6.500%	06/01/2016	225,000	232,668

					23,053,584

HEALTH CARE – 9.0%
Giant Funding Corp. (Biotechnology)	(b)	8.250%	02/01/2018	450,000	471,375
Alere, Inc. (Health Care Equip. & Supplies)		7.875%	02/01/2016	525,000	546,000
Alere, Inc. (Health Care Equip. & Supplies)		9.000%	05/15/2016	925,000	967,781
Bausch & Lomb, Inc. (Health Care Equip. & Supplies)		9.875%	11/01/2015	950,000	1,011,750
Biomet, Inc. (Health Care Equip. & Supplies)		11.625%	10/15/2017	2,425,000	2,697,813
DJO Finance LLC / DJO Finance Corp. (Health Care Equip. & Supplies)	(b)	9.750%	10/15/2017	250,000	255,000
DJO Finance LLC / DJO Finance Corp. (Health Care Equip. & Supplies)	(b)	7.750%	04/15/2018	550,000	550,000
VWR Funding, Inc. (Health Care Equip. & Supplies)	(d)	10.250%	07/15/2015	1,929,843	2,026,335
CDRT Merger Sub, Inc. (Health Care Providers & Svs.)	(b)	8.125%	06/01/2019	1,300,000	1,303,250
CRC Health Corp. (Health Care Providers & Svs.)		10.750%	02/01/2016	550,000	562,375
Fresenius U.S. Finance II, Inc. (Health Care Providers & Svs.)	(b)	9.000%	07/15/2015	325,000	369,281
HCA Holdings, Inc. (Health Care Providers & Svs.)	(b)	7.750%	05/15/2021	650,000	677,625
HCA, Inc. (Health Care Providers & Svs.)		7.500%	11/06/2033	225,000	204,750
HCA, Inc. (Health Care Providers & Svs.)		9.250%	11/15/2016	550,000	586,438
HCA, Inc. (Health Care Providers & Svs.)	(d)	9.625%	11/15/2016	4,251,516	4,533,179
HCA, Inc. (Health Care Providers & Svs.)		7.875%	02/15/2020	275,000	299,750
HCA, Inc. (Health Care Providers & Svs.)		9.875%	02/15/2017	145,000	162,038
IASIS Healthcare LLC / IASIS Capital Corp. (Health Care Providers & Svs.)	(b)	8.375%	05/15/2019	800,000	792,000
Inventiv Health, Inc. (Health Care Providers & Svs.)	(b)	10.000%	08/15/2018	825,000	783,750
MultiPlan, Inc. (Health Care Providers & Svs.)	(b)	9.875%	09/01/2018	1,450,000	1,547,875
Omnicare, Inc. (Health Care Providers & Svs.)		6.875%	12/15/2015	775,000	797,281
Omnicare, Inc. (Health Care Providers & Svs.)		7.750%	06/01/2020	475,000	506,469
STHI Holding Corp. (Health Care Providers & Svs.)	(b)	8.000%	03/15/2018	200,000	204,000
United Surgical Partners International, Inc. (Health Care Providers & Svs.)	(d)	9.250%	05/01/2017	1,250,000	1,312,500
Universal Hospital Services, Inc. (Health Care Providers & Svs.)	(d)	8.500%	06/01/2015	1,150,000	1,190,250
Universal Hospital Services, Inc. (Health Care Providers & Svs.)	(e)	3.778%	06/01/2015	150,000	144,750
Universal Hospital Services, Inc. (Health Care Providers & Svs.)	(b)(d)	8.500%	06/01/2015	325,000	336,375
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc. (Health Care Providers & Svs.)		8.000%	02/01/2018	1,450,000	1,504,375

					26,344,365

INDUSTRIALS – 12.9%
Alliant Techsystems, Inc. (Aerospace & Defense)		6.750%	04/01/2016	500,000	512,500
L-3 Communications Corp. (Aerospace & Defense)		6.375%	10/15/2015	225,000	231,750
Sequa Corp. (Aerospace & Defense)	(b)	11.750%	12/01/2015	300,000	327,000
Sequa Corp. (Aerospace & Defense)	(b)	13.500%	12/01/2015	183,054	200,444
TransDigm, Inc. (Aerospace & Defense)	(b)	7.750%	12/15/2018	1,475,000	1,556,125
CHC Helicopter S.A. (Air Freight & Logistics)	(b)	9.250%	10/15/2020	900,000	816,750
American Standard Americas (Acquired 01/13/2011, Cost $100,000) (Building Products)	(b)(h)	10.750%	01/15/2016	100,000	96,625
Associated Materials, Inc. (Building Products)	(b)	9.125%	11/01/2017	575,000	575,000
Building Materials Corp. of America (Building Products)	(b)	7.500%	03/15/2020	225,000	237,938
Building Materials Corp. of America (Building Products)	(b)	6.750%	05/01/2021	225,000	226,688
Griffon Corp. (Building Products)	(b)	7.125%	04/01/2018	550,000	554,813
Masonite International Corp. (Building Products)	(b)	8.250%	04/15/2021	875,000	873,906
Nortek, Inc. (Building Products)	(b)	10.000%	12/01/2018	600,000	603,000
Nortek, Inc. (Building Products)	(b)	8.500%	04/15/2021	875,000	813,750
Ply Gem Industries, Inc. (Building Products)	(b)	8.250%	02/15/2018	700,000	666,750
RBS Global, Inc. (Building Products)		8.500%	05/01/2018	1,250,000	1,326,563
Thermon Industries, Inc. (Building Products)		9.500%	05/01/2017	460,000	495,650
Altegrity, Inc. (Commercial Svs. & Supplies)	(b)	11.750%	05/01/2016	750,000	791,250
Altegrity, Inc. (Commercial Svs. & Supplies)	(b)	10.500%	11/01/2015	425,000	442,000
ARAMARK Corp. (Commercial Svs. & Supplies)		8.500%	02/01/2015	1,150,000	1,200,313
ARAMARK Corp. (Commercial Svs. & Supplies)	(e)	3.773%	02/01/2015	150,000	146,625
ARAMARK Holdings Corp. (Commercial Svs. & Supplies)	(b)(d)	8.625%	05/01/2016	1,000,000	1,022,500
Diversey Holdings, Inc. (Commercial Svs. & Supplies)		10.500%	05/15/2020	1,128,616	1,399,483
Diversey, Inc. (Commercial Svs. & Supplies)		8.250%	11/15/2019	350,000	412,125
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	9.750%	03/15/2017	1,075,000	1,142,188
International Lease Finance Corp. (Commercial Svs. & Supplies)		8.250%	12/15/2020	275,000	297,688
International Lease Finance Corp. (Commercial Svs. & Supplies)		8.625%	09/15/2015	450,000	489,375
International Lease Finance Corp. (Commercial Svs. & Supplies)		8.750%	03/15/2017	2,425,000	2,658,406

63	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS (continued)
International Lease Finance Corp. (Commercial Svs. & Supplies)		5.750%	05/15/2016	$250,000	$246,437
International Lease Finance Corp. (Commercial Svs. & Supplies)		6.250%	05/15/2019	225,000	220,176
Maxim Crane Works, L.P. (Acquired 03/31/2010 through 05/04/2011, Cost $844,756) (Commercial Svs. & Supplies)	(b)(h)	12.250%	04/15/2015	850,000	854,250
RSC Equipment Rental, Inc. / RSC Holdings III LLC (Commercial Svs. & Supplies)		9.500%	12/01/2014	304,000	313,120
RSC Equipment Rental, Inc. / RSC Holdings III LLC (Commercial Svs. & Supplies)	(b)	10.000%	07/15/2017	175,000	196,000
RSC Equipment Rental, Inc. / RSC Holdings III LLC (Commercial Svs. & Supplies)		10.250%	11/15/2019	475,000	522,500
RSC Equipment Rental, Inc. / RSC Holdings III LLC (Commercial Svs. & Supplies)		8.250%	02/01/2021	200,000	200,000
SGS International, Inc. (Commercial Svs. & Supplies)		12.000%	12/15/2013	900,000	927,000
United Rentals North America, Inc. (Commercial Svs. & Supplies)		8.375%	09/15/2020	1,125,000	1,144,688
West Corp. (Commercial Svs. & Supplies)		11.000%	10/15/2016	1,325,000	1,411,125
West Corp. (Commercial Svs. & Supplies)	(b)	8.625%	10/01/2018	175,000	177,625
West Corp. (Commercial Svs. & Supplies)	(b)	7.875%	01/15/2019	800,000	778,000
Atkore International, Inc. (Electrical Equip.)	(b)	9.875%	01/01/2018	275,000	290,125
Belden, Inc. (Electrical Equip.)		7.000%	03/15/2017	450,000	463,500
Belden, Inc. (Electrical Equip.)		9.250%	06/15/2019	200,000	223,500
CommScope, Inc. (Electrical Equip.)	(b)	8.250%	01/15/2019	1,375,000	1,423,125
General Cable Corp. (Electrical Equip.)		7.125%	04/01/2017	600,000	616,500
International Wire Group, Inc. (Electrical Equip.)	(b)	9.750%	04/15/2015	625,000	662,500
Viasystems, Inc. (Electrical Equip.)	(b)	12.000%	01/15/2015	275,000	303,188
Amsted Industries, Inc. (Acquired 03/12/2010, Cost $198,560) (Machinery)	(b)(h)	8.125%	03/15/2018	200,000	211,000
Case New Holland, Inc. (Machinery)	(b)	7.875%	12/01/2017	225,000	248,625
Meritor, Inc. (Machinery)		10.625%	03/15/2018	775,000	873,813
Mueller Water Products, Inc. (Machinery)		7.375%	06/01/2017	675,000	637,875
Mueller Water Products, Inc. (Machinery)		8.750%	09/01/2020	600,000	652,500
Navistar International Corp. (Machinery)		8.250%	11/01/2021	400,000	430,000
Stena AB (Marine)		7.000%	12/01/2016	175,000	171,500
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (Road & Rail)		9.625%	03/15/2018	925,000	992,063
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (Road & Rail)		8.250%	01/15/2019	575,000	585,063
Hertz Corp. / The (Road & Rail)		8.875%	01/01/2014	74,000	76,220
Hertz Corp. / The (Road & Rail)	(b)	7.500%	10/15/2018	100,000	103,500
Hertz Corp. / The (Road & Rail)	(b)	6.750%	04/15/2019	1,025,000	1,019,875
Kansas City Southern Railway (Road & Rail)		8.000%	06/01/2015	250,000	269,375
Interline Brands, Inc. (Trading Companies & Distributors)		7.000%	11/15/2018	250,000	254,375

					37,616,348

INFORMATION TECHNOLOGY – 8.9%
Seagate HDD Cayman (Computers & Peripherals)	(b)	6.875%	05/01/2020	375,000	374,063
Seagate HDD Cayman (Computers & Peripherals)	(b)	7.750%	12/15/2018	400,000	422,000
Seagate HDD Cayman (Computers & Peripherals)	(b)	7.000%	11/01/2021	300,000	301,500
Seagate Technology HDD Holdings (Computers & Peripherals)		6.800%	10/01/2016	575,000	608,063
Cleaver-Brooks, Inc. (Acquired 04/21/2010 through 12/10/2010, Cost $783,317) (Electronic Equip., Instr. & Comp.)	(b)(h)	12.250%	05/01/2016	775,000	802,125
Kemet Corp. (Electronic Equip., Instr. & Comp.)		10.500%	05/01/2018	825,000	915,750
Bankrate, Inc. (Internet Software & Svs.)	(b)	11.750%	07/15/2015	178,000	203,810
Ceridian Corp. (IT Svs.)		11.250%	11/15/2015	250,000	251,250
CompuCom Systems, Inc. (Acquired 09/19/2007 through 10/04/2010, Cost $1,084,239) (IT Svs.)	(b)(h)	12.500%	10/01/2015	1,125,000	1,189,688
CoreLogic, Inc. (IT Svs.)	(b)	7.250%	06/01/2021	1,025,000	1,004,500
Fidelity National Information Services, Inc. (IT Svs.)		7.875%	07/15/2020	125,000	133,281
Fidelity National Information Services, Inc. (IT Svs.)		7.625%	07/15/2017	1,025,000	1,092,906
iGate Corp. (IT Svs.)	(b)	9.000%	05/01/2016	1,050,000	1,065,750
Lender Processing Services, Inc. (IT Svs.)		8.125%	07/01/2016	1,150,000	1,127,000
Mantech International Corp. (IT Svs.)		7.250%	04/15/2018	200,000	210,000
Stream Global Services, Inc. (IT Svs.)		11.250%	10/01/2014	775,000	829,250
SunGard Data Systems, Inc. (IT Svs.)		10.250%	08/15/2015	1,250,000	1,296,876
SunGard Data Systems, Inc. (IT Svs.)		10.625%	05/15/2015	975,000	1,060,313
SunGard Data Systems, Inc. (IT Svs.)		7.625%	11/15/2020	175,000	177,625
SunGard Data Systems, Inc. (IT Svs.)		7.375%	11/15/2018	175,000	175,875
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		8.125%	12/15/2017	725,000	761,250
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		7.750%	08/01/2020	175,000	181,125
Freescale Semiconductor, Inc. (Semiconductors & Equip.)	(b)	9.250%	04/15/2018	725,000	784,813
Freescale Semiconductor, Inc. (Semiconductors & Equip.)	(b)	10.750%	08/01/2020	1,125,000	1,276,875
Freescale Semiconductor, Inc. (Semiconductors & Equip.)	(b)	8.050%	02/01/2020	600,000	606,000
MagnaChip Semiconductor SA / MagnaChip Semiconductor Finance Co. (Semiconductors & Equip.)		10.500%	04/15/2018	925,000	1,017,500
Spansion LLC (Semiconductors & Equip.)	(b)	7.875%	11/15/2017	900,000	918,000
Allen Systems Group, Inc. (Acquired 11/12/2010 through 02/07/2011, Cost $1,091,178) (Software)	(b)(h)	10.500%	11/15/2016	1,075,000	1,085,750
Aspect Software, Inc. (Software)		10.625%	05/07/2017	1,075,000	1,161,000
Audatex North America, Inc. (Acquired 06/10/2011, Cost $525,000) (Software)	(b)(h)	6.750%	06/15/2018	525,000	530,250
Eagle Parent, Inc. (Software)	(b)	8.625%	05/01/2019	1,300,000	1,259,375
Serena Software, Inc. (Software)		10.375%	03/15/2016	850,000	895,688
SoftBrands, Inc. / Atlantis (Software)	(b)	11.500%	07/15/2018	650,000	598,930

64	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INFORMATION TECHNOLOGY (continued)
SS&C Technologies, Inc. (Software)		11.750%	12/01/2013	$163,000	$168,298
SSI Investments II / SSI Co-Issuer LLC (Software)		11.125%	06/01/2018	1,200,000	1,332,000

					25,818,479

MATERIALS – 8.2%
Celanese U.S. Holdings LLC (Chemicals)		6.625%	10/15/2018	150,000	159,000
Ferro Corp. (Chemicals)		7.875%	08/15/2018	500,000	521,250
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC (Chemicals)		8.875%	02/01/2018	1,150,000	1,201,750
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC (Chemicals)		9.000%	11/15/2020	400,000	412,000
Huntsman International LLC (Chemicals)		5.500%	06/30/2016	725,000	716,844
Huntsman International LLC (Chemicals)		8.625%	03/15/2020	550,000	602,250
Huntsman International LLC (Chemicals)		8.625%	03/15/2021	525,000	573,563
Koppers, Inc. (Chemicals)		7.875%	12/01/2019	575,000	616,688
Momentive Performance Materials, Inc. (Chemicals)		9.000%	01/15/2021	675,000	691,875
Nalco Co. (Chemicals)		8.250%	05/15/2017	575,000	631,063
Nalco Co. (Chemicals)	(b)	6.625%	01/15/2019	250,000	257,500
OMNOVA Solutions, Inc. (Chemicals)	(b)	7.875%	11/01/2018	250,000	241,563
OXEA Finance & Cy SCA (Chemicals)	(b)	9.500%	07/15/2017	634,000	664,908
Scotts Miracle-Gro Co. / The (Chemicals)	(b)	6.625%	12/15/2020	550,000	565,125
Solutia, Inc. (Chemicals)		8.750%	11/01/2017	1,025,000	1,117,250
Solutia, Inc. (Chemicals)		7.875%	03/15/2020	150,000	161,250
Union Carbide Corp. (Chemicals)		7.875%	04/01/2023	100,000	115,777
Union Carbide Corp. (Chemicals)		7.500%	06/01/2025	50,000	56,580
Vertellus Specialties, Inc. (Chemicals)	(b)	9.375%	10/01/2015	375,000	389,063
Ardagh Packaging Finance Plc (Containers & Packaging)	(b)	9.125%	10/15/2020	1,000,000	1,057,500
Berry Plastics Corp. (Containers & Packaging)		9.500%	05/15/2018	550,000	548,625
BWAY Holding Co. (Containers & Packaging)		10.000%	06/15/2018	900,000	986,625
BWAY Parent Co., Inc. (Containers & Packaging)	(b)(d)	10.125%	11/01/2015	607,134	610,170
Cascades, Inc. (Containers & Packaging)		7.875%	01/15/2020	400,000	418,500
Crown Americas LLC / Crown Americas Capital Corp. II (Containers & Packaging)		7.625%	05/15/2017	75,000	80,344
Crown Americas LLC / Crown Americas Capital Corp. III (Containers & Packaging)	(b)	6.250%	02/01/2021	450,000	456,750
Graham Packaging Co. LP / GPC Capital Corp. I (Containers & Packaging)		8.250%	10/01/2018	325,000	363,188
Graham Packaging Co. LP / GPC Capital Corp. I (Containers & Packaging)		8.250%	01/01/2017	975,000	1,092,000
Graphic Packaging International, Inc. (Containers & Packaging)		9.500%	08/15/2013	460,000	466,900
Graphic Packaging International, Inc. (Containers & Packaging)		9.500%	06/15/2017	950,000	1,045,000
Greif, Inc. (Containers & Packaging)		7.750%	08/01/2019	475,000	515,375
Owens-Brockway Glass Container, Inc. (Containers & Packaging)		7.375%	05/15/2016	200,000	218,500
Packaging Dynamics Corp. (Acquired 01/25/2011 through 04/08/2011, Cost $890,364) (Containers & Packaging)	(b)(h)	8.750%	02/01/2016	875,000	892,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	8.500%	10/15/2016	1,100,000	1,152,250
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	8.750%	05/15/2018	775,000	765,313
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	9.000%	04/15/2019	675,000	669,938
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	7.125%	04/15/2019	175,000	174,563
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	8.250%	02/15/2021	100,000	94,000
Rock-Tenn Co. (Containers & Packaging)		9.250%	03/15/2016	450,000	488,250
Compass Minerals International, Inc. (Metals & Mining)		8.000%	06/01/2019	275,000	301,813
Boise Paper Holdings LLC / Boise Finance Co. (Paper & Forest Products)		9.000%	11/01/2017	750,000	819,375
Clearwater Paper Corp. (Paper & Forest Products)		10.625%	06/15/2016	125,000	140,781
Clearwater Paper Corp. (Paper & Forest Products)		7.125%	11/01/2018	125,000	128,750
Longview Fibre Paper & Packaging, Inc. (Paper & Forest Products)	(b)	8.000%	06/01/2016	575,000	580,750

					23,763,059

TELECOMMUNICATION SERVICES – 4.7%
GXS Worldwide, Inc. (Diversified Telecom. Svs.)		9.750%	06/15/2015	1,150,000	1,170,125
Level 3 Escrow, Inc. (Diversified Telecom. Svs.)	(b)	8.125%	07/01/2019	150,000	151,125
tw telecom holdings, Inc. (Diversified Telecom. Svs.)		8.000%	03/01/2018	375,000	401,719
Windstream Corp. (Diversified Telecom. Svs.)		8.125%	09/01/2018	650,000	692,250
Buccaneer Merger Sub, Inc. (Wireless Telecom. Svs.)	(b)	9.125%	01/15/2019	1,400,000	1,463,000
Digicel Group Ltd. (Acquired 01/09/2009 through 07/15/2009, Cost $347,305)(Wireless Telecom. Svs.)	(b)(f)(h)	8.875%	01/15/2015	425,000	436,688
Digicel Group Ltd. (Acquired 02/22/2007 through 07/01/2010, Cost $968,586)(Wireless Telecom. Svs.)	(b)(f)(h)	9.125%	01/15/2015	987,000	1,014,143
Digicel Ltd. (Acquired 03/06/2009 through 01/05/2010, Cost $653,156)(Wireless Telecom. Svs.)	(b)(f)(h)	12.000%	04/01/2014	650,000	755,625
Digicel Ltd. (Acquired 11/23/2009 through 06/25/2010, Cost $414,423)(Wireless Telecom. Svs.)	(b)(f)(h)	8.250%	09/01/2017	425,000	443,063
MetroPCS Wireless, Inc. (Wireless Telecom. Svs.)		7.875%	09/01/2018	925,000	983,969
MetroPCS Wireless, Inc. (Wireless Telecom. Svs.)		6.625%	11/15/2020	800,000	794,000
Nextel Communications, Inc. (Wireless Telecom. Svs.)		7.375%	08/01/2015	1,200,000	1,206,000
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.900%	05/01/2019	3,450,000	3,570,750
Sprint Nextel Corp. (Wireless Telecom. Svs.)		6.000%	12/01/2016	700,000	702,625

					13,785,082

65	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
UTILITIES – 2.4%
Edison Mission Energy (Electric Utilities)		7.750%	06/15/2016	$250,000	$226,250
Edison Mission Energy (Electric Utilities)		7.000%	05/15/2017	600,000	489,000
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. (Electric Utilities)		10.000%	12/01/2020	500,000	535,730
NV Energy, Inc. (Electric Utilities)		6.750%	08/15/2017	425,000	437,456
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. (Electric Utilities)		10.250%	11/01/2015	850,000	518,500
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. (Acquired 04/19/2011, Cost $124,119) (Electric Utilities)	(b)(h)	11.500%	10/01/2020	125,000	123,438
AmeriGas Partners LP / AmeriGas Eagle Finance Corp. (Gas Utilities)		7.125%	05/20/2016	400,000	414,000
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)	(b)	6.500%	05/01/2021	250,000	237,500
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		7.375%	03/15/2020	200,000	210,000
Calpine Corp. (Ind. Power Prod. & Energy Traders)	(b)	7.500%	02/15/2021	925,000	948,125
Dynegy Holdings, Inc. (Ind. Power Prod. & Energy Traders)		7.750%	06/01/2019	525,000	384,563
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		7.375%	01/15/2017	200,000	210,000
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		8.250%	09/01/2020	750,000	768,750
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)	(b)	7.875%	05/15/2021	475,000	475,000
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)	(b)	7.625%	05/15/2019	700,000	698,250
FPL Energy National Wind Portfolio LLC (Acquired 02/16/2005 through 05/27/2009, Cost $169,853) (Multi-Utilities)	(b)(h)	6.125%	03/25/2019	199,988	195,121

					6,871,683

Total Corporate Bonds (Cost $266,498,467)					$280,455,600

Convertible Bonds – 0.1%		Rate	Maturity	Face Amount	Value
INDUSTRIALS – 0.1%
School Specialty, Inc. (Professional Svs.)		3.750%	11/30/2026	$225,000	$226,688

Total Convertible Bonds (Cost $207,261)					$226,688

Common Stocks – 0.1%				Shares	Value
CONSUMER DISCRETIONARY – 0.1%
General Motors Co. (Automobiles)	(a)			4,241	$128,757

Total Common Stocks (Cost $415,829)					$128,757

Preferred Stocks – 0.1%				Shares	Value
FINANCIALS – 0.1%
Ally Financial, Inc. (Consumer Finance)	(b)			346	$325,197

Total Preferred Stocks (Cost $0)					$325,197

Warrants – 0.1%				Quantity	Value
CONSUMER DISCRETIONARY – 0.1%
General Motors Co. (Automobiles) Expiration: 07/10/16, Exercise Price: $10.00	(a)			3,856	$82,518
General Motors Co. (Automobiles) Expiration: 07/10/19, Exercise Price: $18.33	(a)			3,856	61,426

Total Warrants (Cost $476,540)					$143,944

Other – 0.0%				Shares	Value
SuperMedia, Inc. Litigation Trust Interests (Acquired 01/04/2010, Cost $0)	(a)(c)(h)			625,000	$8,203

Total Other (Cost $0)					$8,203

Money Market Funds – 2.0%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				5,961,000	$5,961,000

Total Money Market Funds (Cost $5,961,000)					$5,961,000

Total Investments (Cost $273,559,097) – 98.7%	(i)				$287,249,389
Other Assets in Excess of Liabilities – 1.3%					3,925,573

Net Assets – 100.0%					$291,174,962

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt form registration, normally to qualified buyers under Rule 144A. At June 30, 2011, the value of these securities totaled $110,491,785, or 37.9% of the Portfolio’s net assets. Unless also noted with (h), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	A market quotation for this investment was not readily available at June 30, 2011. As discussed in Note 2 of the Notes to Financial Statements, the price for this issue was derived from an estimate of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. This security represents $8,203, or 0.0% of the Portfolio’s net assets.

66	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

(d)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond. Coupon stated is the rate stated for the cash option.

(e)	Security is a variable rate instrument in which the coupon rate is adjusted quarterly, or semi-annually, in concert with U.S. LIBOR. Interest rates stated are those in effect at June 30, 2011.

(f)	Denotes a restricted security that is subject to a contractual restriction on public sales. At June 30, 2011, the value of these securities totaled $2,682,519, or 0.9% of the Portfolio’s net assets.

(g)	Represents a security that is in default. Unless also noted by (h), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(h)	Represents a security deemed to be illiquid. At June 30, 2011, the value of illiquid securities in the Portfolio totaled $22,334,217, or 7.7% of the Portfolio’s net assets.

(i)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

67

Ohio National Fund, Inc.	Capital Growth Portfolio

Objective/Strategy

The Capital Growth Portfolio seeks long-term capital appreciation by investing in and actively managing equity securities of small-cap growth companies.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	53.62%
Five years	10.32%
Ten years	4.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the Capital Growth Portfolio returned 12.83% versus 8.59% for the current benchmark, the Russell 2000 Growth Index.

On a relative basis, the Portfolio outperformed its benchmark in the Health Care, Information Technology, and Consumer sectors. Top performers included Lufkin Industries, Inc., Genesco, Inc., and Cash America International, Inc. Lufkin Industries, Inc. makes pump jacks used in enhanced oil recovery. The stock continues to benefit from strong oil prices and an increase in the number of active drilling rigs. Genesco, Inc. is a retailer of headwear, footwear and clothing accessories. The stock has benefited from strong earnings growth and its recent acquisition of Schuh Group. Cash America International, Inc. is a pawn-shop operator and a long-term holding. The stock has recovered from an overhang on valuation due to speculation the company could face stiffer regulations. We believe any potential new regulations will not be as draconian as some originally thought.(1)

We had positive absolute returns across all sectors during the six-month period, but we failed to match the index’s returns in the Industrials sector. Also, we had no exposure to the relatively small Telecommunication Services sector, which appreciated within the index.

Our worst-performing stocks were DTS, Inc., MedAssets, Inc. and Meritor, Inc. DTS, Inc. provides high-quality branded entertainment technology. The stock has been somewhat volatile in the first half of the year as the company works to gain traction in the BluRay-compatible computer segment. We see upside potential in the networked-device space with internet-connected television manufacturers setting the tone for eventual DTS-encoded streaming content to supplement its current BluRay revenues. MedAssets, Inc. provides software solutions that help hospitals and health systems improve their operating margins by lowering supply costs and increasing revenue capture. The company’s consulting services division has grown so quickly that it did not have the infrastructure in place to deliver on targets that would have earned it certain bonuses. The company’s management has taken actions to slow the growth of this business until it has the proper infrastructure in place. We believe the stock is oversold. Meritor, Inc. is a supplier of automotive components, including drive trains used in commercial trucking. The trucking cycle is picking up steam, which we believe will create strong long-term growth opportunities; however, profitability in the short-term has not increased as quickly as we would like due to increasing steel prices. There is a lag between when steel prices increase and when the company can pass through those costs to customers, but we believe the situation will soon work itself out.(1)

The Portfolio’s top performers were Regeneron Pharmaceuticals, Inc., Herbalife Ltd., Fortinet, Inc., EMS Technologies, Inc., and Varian Semiconductor Equipment. The Portfolio’s worst performers were Delcath Systems, Inc., Monster Worldwide, Inc., MedAssets, Inc., Universal Display Corp., and Duff & Phelps Corp. The Portfolio’s best contributors to performance were Lufkin Industries, Inc., Genesco, Inc., Cash America International, Inc., TIBCO Software, Inc., and EMS Technologies, Inc. The Portfolio’s largest detractors to performance were DTS, Inc., MedAssets, Inc., Meritor, Inc., Shuffle Master, Inc., and Monster Worldwide, Inc.(1)

We view the selloff for the bulk of the second quarter as a normal correction within what we see as a positive environment for equities. Lower gasoline prices and a rebound in auto production following the earthquake in Japan should enable reasonable economic growth for the balance of the year. Continued government stimulus focused on reducing unemployment, sure to be a theme of the 2012 presidential election, will also be a plus. While small caps may appear expensive relative to large caps, their average price/earnings ratio is approximately in line with historical averages. Small caps continue to be boosted by high levels of mergers and acquisitions and continued strong earnings growth projected into 2012.

We remain positive on Energy, with our longstanding preference toward companies leveraged to oil rather than to natural gas. Ironically, we believe that the International Energy Agency’s decision to release 60 million barrels of oil from the strategic reserve actually benefited the energy industry by lowering prices enough to help shore up demand. The industry’s rush toward emerging oil plays such as the Permian Basin and the Bakken Shale Formation continues to accelerate, as evidenced by the stunning 18% sequential increase in the oil rig count in the second quarter. We continue to favor companies which hold large acreage positions in these plays, such as Oasis Petroleum, Inc.(1)

Within the Materials and Industrials sectors, we continue to favor companies with exposure to the aerospace industry. Both Boeing and Airbus reported sizable orders at the recently held Paris Air Show. With backlogs at record levels, both companies are increasing their production rates, which should have positive implications for suppliers such as Triumph Group. Additionally, we expect Boeing to finally deliver the long awaited 787 plane during the third quarter, which should serve as a meaningful catalyst for titanium suppliers such as RTI International Metals, Inc. and Titanium Metals Corp. From a macro perspective, we believe industrial activity in the U.S. should benefit from an expected uptick in auto production as supply chain constraints stemming from the devastating earthquake in Japan begin to ease. Encouragingly, recent manufacturing surveys have shown modest improvements following a modest pullback in the spring.(1)

The yield curve flattened in the second quarter as weaker economic data helped to quell concerns over inflationary pressures and demand for U.S. Treasury securities seemed to increase, driven by

68	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

fears over sovereign debt problems in Europe. A flatter yield curve is not usually good news for bank stocks, as it will typically put pressure on net interest margins. We currently own shares of one bank, UMB Financial Corp., largely because it derives nearly half of its revenues from fees rather than interest, and also because of its significant insider ownership, which we think helps to ensure good loan quality. Looking ahead, financial stocks continue to be challenged by the slow pace of the economic recovery, and it remains hard to find names that have good underlying fundamentals that will support quality earnings growth.(1)

The American Recovery and Reinvestment Act allocated more than $30 billion in stimulus funds to dramatically increase the adoption of electronic health records by physicians and hospitals. Business trends have been accelerating for those vendors, such as Quality Systems, Inc. and Allscripts Healthcare Solutions, Inc., who can offer a certified electronic health record to the physician and hospital markets. While Health Care certainly had strong relative performance during the second quarter of 2011, the gains were largely the result of a rotation into defensive stocks at this stage of the market cycle. There is enormous change occurring in the health care industry, including health care reform, a reluctance to approve new drugs and devices by the Food & Drug Administration, sluggish utilization of health care resources by patients due to the economy, and constant pressure on profit margins. The future winners of the health care industry will be those that can overcome these challenging headwinds.(1)

In Information Technology, we continue to focus on companies that have a secular, rather than cyclical, growth story and continue to look for names with the potential for accelerating earnings growth. Recently, we have favored software companies which offer strong competitive positions, high margins and operating leverage, recurring revenue streams, high barriers to entry and large switching costs, and have the potential to be acquired. For example, we are excited about Qlik Technologies, Inc., a vendor of business intelligence, which is an easy-to-use analytics software built for widespread adoption rather than for the tech-savvy computer technician. As we move closer to the end of the year, we will likely increase our weighting in semiconductor stocks that offer attractive valuations.(1)

Following the recent rally in consumer stocks, we believe that those stocks will likely perform in line with the broader market. We finished the quarter with a modest overweight in Consumer Discretionary due to very strong stock selection as well as the lowering of the sector weight in the index that resulted from the annual Russell reconstitution in June. While we are comfortable with the names we currently own, over time we may reduce our weightings to be more in line with the benchmark.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

69	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Common Stocks (3)	98.8
Money Market Funds and Other Net Assets	1.2

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. Genesco, Inc.	3.6
2. Lufkin Industries, Inc.	3.6
3. Vitamin Shoppe, Inc.	2.6
4. Cash America International, Inc.	2.5
5. WABCO Holdings, Inc.	2.3
6. TIBCO Software, Inc.	2.2
7. GrafTech International Ltd.	2.0
8. Sapient Corp.	1.9
9. RTI International Metals, Inc.	1.8
10. Huntsman Corp.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	25.4
Consumer Discretionary	19.1
Health Care	17.3
Industrials	16.0
Materials	7.4
Energy	7.1
Financials	4.4
Consumer Staples	2.1

98.8

70

Ohio National Fund, Inc.	Capital Growth Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks – 98.8%		Shares	Value
CONSUMER DISCRETIONARY – 19.1%
American Axle & Manufacturing Holdings, Inc. (Auto Components)	(a)	25,671	$292,136
Gentex Corp. (Auto Components)		25,920	783,562
Sotheby’s (Diversified Consumer Svs.)		16,075	699,262
Bally Technologies, Inc. (Hotels, Restaurants & Leisure)	(a)	22,516	915,951
BJ’s Restaurants, Inc. (Hotels, Restaurants & Leisure)	(a)	20,611	1,079,192
Buffalo Wild Wings, Inc. (Hotels, Restaurants & Leisure)	(a)	9,680	641,881
Orient-Express Hotels Ltd. Class A (Hotels, Restaurants & Leisure)	(a)	39,810	427,957
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	31,349	467,100
Shuffle Master, Inc. (Hotels, Restaurants & Leisure)	(a)	83,281	779,094
Universal Electronics, Inc. (Household Durables)	(a)	25,136	634,935
Pandora Media, Inc. (Media)	(a)	14,530	274,762
Chico’s FAS, Inc. (Specialty Retail)		20,745	315,946
Genesco, Inc. (Specialty Retail)	(a)	42,619	2,220,450
Vitamin Shoppe, Inc. (Specialty Retail)	(a)	34,728	1,589,153
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	18,291	686,095

			11,807,476

CONSUMER STAPLES – 2.1%
Fresh Market, Inc. / The (Food & Staples Retailing)	(a)	17,174	664,290
Herbalife Ltd. (Personal Products)		10,640	613,290

			1,277,580

ENERGY – 7.1%
Lufkin Industries, Inc. (Energy Equip. & Svs.)		25,680	2,209,764
OYO Geospace Corp. (Energy Equip. & Svs.)	(a)	9,060	906,000
Cloud Peak Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	12,665	269,764
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	33,300	988,344

			4,373,872

FINANCIALS – 4.4%
Duff & Phelps Corp. Class A (Capital Markets)		21,180	271,739
optionsXpress Holdings, Inc. (Capital Markets)		16,810	280,391
UMB Financial Corp. (Commercial Banks)		5,200	217,776
Cash America International, Inc. (Consumer Finance)		27,148	1,571,055
Redwood Trust, Inc. (Real Estate Investment Trusts)		26,406	399,259

			2,740,220

HEALTH CARE – 17.3%
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	21,260	578,485
Cepheid, Inc. (Biotechnology)	(a)	18,256	632,388
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	7,750	439,502
Seattle Genetics, Inc. (Biotechnology)	(a)	20,510	420,865
Arthrocare Corp. (Health Care Equip. & Supplies)	(a)	24,050	804,953
Delcath Systems, Inc. (Health Care Equip. & Supplies)	(a)	23,805	122,834
Sirona Dental Systems, Inc. (Health Care Equip. & Supplies)	(a)	16,515	876,946
Thoratec Corp. (Health Care Equip. & Supplies)	(a)	28,838	946,463
Catalyst Health Solutions, Inc. (Health Care Providers & Svs.)	(a)	14,074	785,611
Centene Corp. (Health Care Providers & Svs.)	(a)	21,646	769,082
Allscripts Healthcare Solutions, Inc. (Health Care Technology)	(a)	34,089	662,008
MedAssets, Inc. (Health Care Technology)	(a)	24,646	329,271
Medidata Solutions, Inc. (Health Care Technology)	(a)	1,989	47,477
Quality Systems, Inc. (Health Care Technology)		12,482	1,089,679

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Bruker Corp. (Life Sciences Tools & Svs.)	(a)	37,304	$759,509
ICON PLC – ADR (Life Sciences Tools & Svs.)	(a)	20,883	492,003
Parexel International Corp. (Life Sciences Tools & Svs.)	(a)	14,126	332,809
Salix Pharmaceuticals Ltd. (Pharmaceuticals)	(a)	15,295	609,200

			10,699,085

INDUSTRIALS – 16.0%
Triumph Group, Inc. (Aerospace & Defense)		8,557	852,106
Atlas Air Worldwide Holdings, Inc. (Air Freight & Logistics)	(a)	15,300	910,503
JetBlue Airways Corp. (Airlines)	(a)	94,805	578,311
Geo Group, Inc. / The (Commercial Svs. & Supplies)	(a)	38,700	891,261
Waste Connections, Inc. (Commercial Svs. & Supplies)		29,622	939,906
Northwest Pipe Co. (Construction & Engineering)	(a)	15,825	412,399
GrafTech International Ltd. (Electrical Equip.)	(a)	61,915	1,255,017
Regal-Beloit Corp. (Electrical Equip.)		11,067	738,944
Meritor, Inc. (Machinery)	(a)	41,510	665,820
WABCO Holdings, Inc. (Machinery)	(a)	20,596	1,422,360
Acacia Research – Acacia Technologies (Professional Svs.)	(a)	17,474	641,121
Landstar System, Inc. (Road & Rail)		12,690	589,831

			9,897,579

INFORMATION TECHNOLOGY – 25.4%
EMS Technologies, Inc. (Communications Equip.)	(a)	32,465	1,070,371
Riverbed Technology, Inc. (Communications Equip.)	(a)	17,955	710,838
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a)	15,755	870,779
DTS, Inc. (Electronic Equip., Instr. & Comp.)	(a)	25,845	1,048,015
Universal Display Corp. (Electronic Equip., Instr. & Comp.)	(a)	7,597	266,579
Monster Worldwide, Inc. (Internet Software & Svs.)	(a)	12,295	180,245
Sapient Corp. (IT Svs.)	(a)	76,863	1,155,251
Netlogic Microsystems, Inc. (Semiconductors & Equip.)	(a)	20,780	839,928
Teradyne, Inc. (Semiconductors & Equip.)	(a)	37,075	548,710
Veeco Instruments, Inc. (Semiconductors & Equip.)	(a)	13,710	663,701
ANSYS, Inc. (Software)	(a)	16,730	914,629
Compuware Corp. (Software)	(a)	69,418	677,520
Fortinet, Inc. (Software)	(a)	39,622	1,081,284
Informatica Corp. (Software)	(a)	17,970	1,049,987
NICE Systems Ltd. – ADR (Software)	(a)	20,017	727,818
Progress Software Corp. (Software)	(a)	21,627	521,860
QLIK Technologies, Inc. (Software)	(a)	20,510	698,571
Radiant Systems, Inc. (Software)	(a)	36,425	761,283
SuccessFactors, Inc. (Software)	(a)	18,762	551,603
TIBCO Software, Inc. (Software)	(a)	46,406	1,346,702

			15,685,674

MATERIALS – 7.4%
Huntsman Corp. (Chemicals)		58,396	1,100,765
Intrepid Potash, Inc. (Chemicals)	(a)	15,807	513,728
Quaker Chemical Corp. (Chemicals)		9,235	397,197
Texas Industries, Inc. (Construction Materials)		20,663	860,201
RTI International Metals, Inc. (Metals & Mining)	(a)	28,956	1,111,042
Titanium Metals Corp. (Metals & Mining)		33,546	614,563

			4,597,496

Total Common Stocks (Cost $41,938,399)			$61,078,982

71	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Money Market Funds – 0.8%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		477,000	$477,000

Total Money Market Funds (Cost $477,000)			$477,000

Total Investments – 99.6% (Cost $42,415,399)	(b)		$61,555,982
Other Assets in Excess of Liabilities – 0.4%			260,860

Net Assets – 100.0%			$61,816,842

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

72

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Objective/Strategy

The Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the Investment Company Act of 1940, as amended.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	33.87%
Five years	8.12%
Ten years	2.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the Nasdaq-100® Index Portfolio returned 5.10% versus 5.23% for the current benchmark, the Nasdaq-100® Index.

The Portfolio’s correlation to the index was 99.8%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the index. The Portfolio also invests in PowerShares QQQ, an exchange traded fund that mimics the holdings and returns of the Nasdaq-100® Index.

The largest contributors to the index return for the six-month period were Apple, Inc., Qualcomm, Inc., Baidu, Inc., Biogen IDEC Inc., and Amazon.com, Inc. The largest detractors for the six-month period were Google, Inc., Cisco Systems, Inc., Research in Motion Ltd., Microsoft Corp., and Broadcom Corp. Class A.(1)

Stocks had a decent first half of 2011, with all major U.S. stock indices posting gains. Most U.S. indices hit a couple of rough patches due to investors’ doubts about the strength of the U.S. financial recovery and the sovereign debt fears in Greece, Portugal, Ireland, Italy, and Spain. QE2 (second quantitative easing) is drawing to an end and there is a debate to enact a QE3 (third quantitative easing). Interest rates should continue to remain at historical lows for the foreseeable future, making risk assets such as equities more attractive. Unemployment, the housing market, and the U.S. debt ceiling/budget will be important themes for the balance of 2011.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the National Market tier of The NASDAQ Stock Market. The index presented herein includes the effects of reinvested dividends.

73	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Common Stocks (3)	98.3
Exchange Traded Funds and Other Net Assets	1.7

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. Apple, Inc.	11.9
2. Microsoft Corp.	8.4
3. Oracle Corp.	6.4
4. Google, Inc. Class A	4.9
5. Intel Corp.	4.5
6. Qualcomm, Inc.	3.6
7. Amazon.com, Inc.	3.5
8. Cisco Systems, Inc.	3.3
9. Amgen, Inc.	2.1
10. Comcast Corp. Class A	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	63.8
Consumer Discretionary	16.2
Health Care	11.7
Industrials	2.7
Consumer Staples	2.3
Telecommunication Services	1.2
Materials	0.4

98.3

74

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks – 98.3%		Shares	Value
CONSUMER DISCRETIONARY – 16.2%
Apollo Group, Inc. Class A (Diversified Consumer Svs.)	(a)	2,950	$128,856
Ctrip.com International Ltd. – ADR (Hotels, Restaurants & Leisure)	(a)	3,075	132,471
Starbucks Corp. (Hotels, Restaurants & Leisure)		15,650	618,018
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		2,600	373,204
Garmin Ltd. (Household Durables)		4,350	143,680
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	9,425	1,927,318
Expedia, Inc. (Internet & Catalog Retail)		5,175	150,023
Liberty Media Corp – Interactive (Internet & Catalog Retail)	(a)	11,950	200,401
Netflix, Inc. (Internet & Catalog Retail)	(a)	1,100	288,959
priceline.com, Inc. (Internet & Catalog Retail)	(a)	1,025	524,728
Mattel, Inc. (Leisure Equip. & Products)		7,250	199,302
Comcast Corp. Class A (Media)		43,522	1,102,847
DIRECTV Class A (Media)	(a)	16,025	814,390
News Corp. Class A (Media)		38,175	675,698
Virgin Media, Inc. (Media)		6,625	198,286
Dollar Tree, Inc. (Multiline Retail)	(a)	2,550	169,881
Sears Holdings Corp. (Multiline Retail)	(a)	2,250	160,740
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	5,200	303,524
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,875	188,341
Ross Stores, Inc. (Specialty Retail)		2,450	196,294
Staples, Inc. (Specialty Retail)		14,900	235,420
Urban Outfitters, Inc. (Specialty Retail)	(a)	3,375	95,006

			8,827,387

CONSUMER STAPLES – 2.3%
Costco Wholesale Corp. (Food & Staples Retailing)		9,110	740,096
Whole Foods Market, Inc. (Food & Staples Retailing)		3,675	233,179
Green Mountain Coffee Roasters, Inc. (Food Products)	(a)	3,200	285,632

			1,258,907

HEALTH CARE – 11.7%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	3,850	181,066
Amgen, Inc. (Biotechnology)	(a)	19,422	1,133,274
Biogen Idec, Inc. (Biotechnology)	(a)	5,050	539,946
Celgene Corp. (Biotechnology)	(a)	9,650	582,088
Cephalon, Inc. (Biotechnology)	(a)	1,600	127,840
Gilead Sciences, Inc. (Biotechnology)	(a)	16,425	680,159
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	4,300	223,557
DENTSPLY International, Inc. (Health Care Equip. & Supplies)		2,950	112,336
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	825	306,991
Express Scripts, Inc. (Health Care Providers & Svs.)	(a)	11,050	596,479
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	1,925	137,811
Cerner Corp. (Health Care Technology)	(a)	3,500	213,885
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	2,575	193,511
Life Technologies Corp. (Life Sciences Tools & Svs.)	(a)	3,725	193,961
QIAGEN NV (Life Sciences Tools & Svs.)	(a)	4,875	92,723
Mylan, Inc. (Pharmaceuticals)	(a)	9,175	226,347
Teva Pharmaceutical Industries Ltd. – ADR (Pharmaceuticals)		14,685	708,111
Warner Chilcott PLC Class A (Pharmaceuticals)		5,300	127,889

			6,377,974

INDUSTRIALS – 2.7%
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		3,450	271,998
Expeditors International of Washington, Inc. (Air Freight & Logistics)		4,425	226,516
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	1,800	160,416
Joy Global, Inc. (Machinery)		2,200	209,528
PACCAR, Inc. (Machinery)		7,639	390,277
Fastenal Co. (Trading Companies & Distributors)		6,150	221,339

			1,480,074

INFORMATION TECHNOLOGY – 63.8%
Cisco Systems, Inc. (Communications Equip.)		114,825	1,792,418
F5 Networks, Inc. (Communications Equip.)	(a)	1,700	187,425
Qualcomm, Inc. (Communications Equip.)		34,845	1,978,848
Research In Motion Ltd. (Communications Equip.)	(a)	10,925	315,186

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Apple, Inc. (Computers & Peripherals)	(a)	19,295	$6,476,753
Dell, Inc. (Computers & Peripherals)	(a)	39,400	656,798
NetApp, Inc. (Computers & Peripherals)	(a)	7,685	405,614
SanDisk Corp. (Computers & Peripherals)	(a)	4,975	206,463
Seagate Technology PLC (Computers & Peripherals)		8,975	145,036
Flextronics International Ltd. (Electronic Equip., Instr. & Comp.)	(a)	15,825	101,597
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		3,325	112,086
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	3,900	122,733
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	5,650	791,735
eBay, Inc. (Internet Software & Svs.)	(a)	27,085	874,033
Google, Inc. Class A (Internet Software & Svs.)	(a)	5,275	2,671,155
VeriSign, Inc. (Internet Software & Svs.)		3,505	117,277
Yahoo!, Inc. (Internet Software & Svs.)	(a)	27,210	409,238
Automatic Data Processing, Inc. (IT Svs.)		10,425	549,189
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	6,350	465,709
Fiserv, Inc. (IT Svs.)	(a)	2,987	187,076
Infosys Ltd. – ADR (IT Svs.)		2,100	136,983
Paychex, Inc. (IT Svs.)		7,545	231,782
Altera Corp. (Semiconductors & Equip.)		6,725	311,704
Applied Materials, Inc. (Semiconductors & Equip.)		27,525	358,100
Broadcom Corp. Class A (Semiconductors & Equip.)	(a)	10,075	338,923
First Solar, Inc. (Semiconductors & Equip.)	(a)	1,800	238,086
Intel Corp. (Semiconductors & Equip.)		110,695	2,453,001
KLA-Tencor Corp. (Semiconductors & Equip.)		3,500	141,680
Lam Research Corp. (Semiconductors & Equip.)	(a)	2,600	115,128
Linear Technology Corp. (Semiconductors & Equip.)		4,755	157,010
Marvell Technology Group Ltd. (Semiconductors & Equip.)	(a)	12,750	188,254
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		6,175	157,833
Microchip Technology, Inc. (Semiconductors & Equip.)		3,975	150,692
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	20,900	156,332
NVIDIA Corp. (Semiconductors & Equip.)	(a)	12,537	199,777
Xilinx, Inc. (Semiconductors & Equip.)		5,555	202,591
Activision Blizzard, Inc. (Software)		23,875	278,860
Adobe Systems, Inc. (Software)	(a)	10,530	331,169
Autodesk, Inc. (Software)	(a)	4,800	185,280
BMC Software, Inc. (Software)	(a)	3,700	202,390
CA, Inc. (Software)		10,575	241,533
Check Point Software Technologies Ltd. (Software)	(a)	4,345	247,013
Citrix Systems, Inc. (Software)	(a)	3,925	314,000
Electronic Arts, Inc. (Software)	(a)	6,930	163,548
Intuit, Inc. (Software)	(a)	6,305	326,977
Microsoft Corp. (Software)		176,050	4,577,300
Oracle Corp. (Software)		105,635	3,476,448
Symantec Corp. (Software)	(a)	15,773	311,044

			34,759,807

MATERIALS – 0.4%
Sigma-Aldrich Corp. (Chemicals)		2,550	$187,119

TELECOMMUNICATION SERVICES – 1.2%
NII Holdings, Inc. (Wireless Telecom. Svs.)	(a)	3,550	150,449
Vodafone Group PLC-ADR (Wireless Telecom. Svs.)		18,100	483,632

			634,081

Total Common Stocks (Cost $43,457,510)			$53,525,349

Exchange Traded Funds – 1.4%		Shares	Value
PowerShares QQQ Trust Series 1		13,965	$796,703

Total Exchange Traded Funds (Cost $802,099)			$796,703

Total Investments – 99.7% (Cost $44,259,609)	(b)		$54,322,052
Other Assets in Excess of Liabilities – 0.3%			145,707

Net Assets – 100.0%			$54,467,759

75	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

76

Ohio National Fund, Inc.	Bristol Portfolio

Objective/Strategy

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	28.99%
Five years	3.01%
Since inception (5/1/02)	4.73%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the Bristol Portfolio returned 4.72% versus 6.02% for the current benchmark, the S&P 500 Index.

The overweight in Financials was the major reason for the relative under-performance. Continued worries about the debt crisis in Europe, the lack of clarity on resolution of the mortgage meltdown in the U.S., the inability to clearly define capital requirements for the largest U.S. banks, and lower-than-expected interest rates combined to negatively impact the Financials sector.(1)

The Portfolio’s best performers were SunPower Corp., Medicis Pharmaceutical Corp., Rockwell Automation, Inc., Caterpillar, Inc., and Johnson Controls, Inc. The Portfolio’s worst performers were Royal Caribbean Cruises Ltd., ConocoPhilips, Bank of America Corp., Morgan Stanley, and United Continental Holdings, Inc. The top contributors to performance were SunPower Corp., Caterpillar, Inc., Rockwell Automation, Inc., Medicis Pharmaceutical Corp., and Halliburton Co. The top detractors to performance were Bank of America Corp., Royal Caribbean Cruises Ltd., Google, Inc., Morgan Stanley, and United Continental Holdings, Inc.(1)

The top contributors to the Portfolio’s year-to-date performance included SunPower Corp., which benefited performance when Total, a French multi-national oil company took over a controlling stake of SunPower Corp., relatively contributing 92 basis points. Medicis Pharmaceutical Corp. contributed 43 basis points due to a settlement with Teva Pharmaceutical Industries in regards to a patent on their most profitable product, Solodyn. During the first quarter, Rockwell Automation, Inc. contributed 43 basis points as they exceeded estimates due to their positioning in China. Caterpillar, Inc. beat and raised estimates with continued strength in the growth of its mining and equipment markets, which contributed 37 basis points. Due to a rise in its earnings estimates, Johnson Controls, Inc., contributed 34 basis points as the company provided better prospects for faster recovery from supply disruptions from Japan’s disaster.(1)

Detractors to performance during the six-month period included Royal Caribbean Cruises Ltd., which under-performed by 33 basis points due to high oil prices and weak demand in Europe. ConocoPhillips detracted from the Portfolio’s performance by 30 basis points due to slower return of capital to shareholders and falling oil prices. Bank of America Corp. detracted from the Portfolio’s performance by 28 basis points as a series of mortgage repurchase settlements were more costly than investor expectations. Morgan Stanley under-performed by 27 basis points as trading revenue and earnings expectations for the industry declined over the course of the first half of the year, driven by lower client activity levels. United Continental Holdings, Inc. detracted from the Portfolio’s performance by 25 basis points, because of higher oil prices combined with slightly weaker revenue in June due to the weaker economy.(1)

The Portfolio’s main sector weight changes were adding to Consumer Discretionary, while lowering the Portfolio’s exposure to Information Technology. This was not done with any particular macro intent, as both probably exhibit similar correlations to Gross Domestic Product growth, consumer spending, and general market sentiment. Specifically, we added Abercrombie & Fitch Co., Starbucks Corp., Hanesbrands Inc., MGM Resorts International, and United Continental Holdings, Inc. while selling Cisco Systems, Inc., Oracle Corp., Hewlett-Packard Co., and SunPower Corp.(1)

The dominant theme was that the world would continue to recover from the 2008 recession. That does not seem to be happening as swiftly and robustly as one would have hoped. The chance of a second global recession still looms on the horizon. Although earnings beat expectations for many of the cyclical sectors, including Consumer Discretionary and Industrials, this would not be the case if the world fell into a global recession.(1)

If Europe can’t get a handle on its debt problems in the weaker nations, and if the U.S. can’t recover from a recession while simultaneously also dealing with its longer term deficit problem, then it seems likely we will experience a second, perhaps deeper and longer, recession.

We are hopeful that job growth will re-accelerate in the U.S., that Europe can deal with its debt problems, that somehow the U.S. can come to some longer-term resolution on the deficit, and that there will be fewer macro shocks like Japanese earthquakes and civil wars through the Middle East and North Africa.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

77	(continued)

Ohio National Fund, Inc.	Bristol Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Common Stocks (3)	97.5
Money Market Funds Less Net Liabilities	2.5

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. Apple, Inc	3.4
2. International Business Machines Corp.	2.6
3. Citrix Systems, Inc.	2.2
4. Avago Technologies Ltd.	2.2
5. Warner Chilcott PLC Class A	2.2
6. Johnson Controls, Inc.	2.1
7. Starbucks Corp.	2.1
8. Google, Inc. Class A	2.1
9. Chevron Corp.	2.1
10. Dresser-Rand Group, Inc.	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	19.6
Consumer Discretionary	18.3
Financials	17.9
Industrials	14.6
Energy	11.6
Health Care	6.0
Materials	5.5
Consumer Staples	4.0

97.5

78

Ohio National Fund, Inc.	Bristol Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks – 97.5%		Shares	Value
CONSUMER DISCRETIONARY – 18.3%
Johnson Controls, Inc. (Auto Components)		101,600	$4,232,656
MGM Resorts International (Hotels, Restaurants & Leisure)	(a)	72,000	951,120
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(a)	94,300	3,549,452
Starbucks Corp. (Hotels, Restaurants & Leisure)		106,800	4,217,532
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	16,500	3,374,085
Walt Disney Co. / The (Media)		89,000	3,474,560
Abercrombie & Fitch Co. Class A (Specialty Retail)		50,900	3,406,228
Tiffany & Co. (Specialty Retail)		36,500	2,865,980
Coach, Inc. (Textiles, Apparel & Luxury Goods)		54,100	3,458,613
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	107,300	3,063,415
Warnaco Group, Inc. / The (Textiles, Apparel & Luxury Goods)	(a)	69,700	3,641,825

			36,235,466

CONSUMER STAPLES – 4.0%
H.J. Heinz Co. (Food Products)		68,600	3,655,008
Kellogg Co. (Food Products)		17,100	945,972
Kraft Foods, Inc. Class A (Food Products)		92,400	3,255,252

			7,856,232

ENERGY – 11.6%
Dresser-Rand Group, Inc. (Energy Equip. & Svs.)	(a)	73,600	3,956,000
Halliburton Co. (Energy Equip. & Svs.)		74,200	3,784,200
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		45,600	3,566,376
Chevron Corp. (Oil, Gas & Consumable Fuels)		40,100	4,123,884
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		46,900	3,696,189
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		37,500	3,901,500

			23,028,149

FINANCIALS – 17.9%
Morgan Stanley (Capital Markets)		126,900	2,919,969
Huntington Bancshares, Inc. (Commercial Banks)		544,100	3,569,296
Wells Fargo & Co. (Commercial Banks)		135,900	3,813,354
Bank of America Corp. (Diversified Financial Svs.)		330,600	3,623,376
Citigroup, Inc. (Diversified Financial Svs.)		92,900	3,868,356
JPMorgan Chase & Co. (Diversified Financial Svs.)		94,700	3,877,018
Hartford Financial Services Group, Inc. (Insurance)		121,200	3,196,044
Lincoln National Corp. (Insurance)		99,800	2,843,302
MetLife, Inc. (Insurance)		86,200	3,781,594
Prudential Financial, Inc. (Insurance)		60,100	3,821,759

			35,314,068

HEALTH CARE – 6.0%
Cubist Pharmaceuticals, Inc. (Biotechnology)	(a)	33,300	1,198,467
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	68,000	3,535,320

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Medco Health Solutions, Inc. (Health Care Providers & Svs.)	(a)	51,000	$2,882,520
Warner Chilcott PLC Class A (Pharmaceuticals)		178,200	4,299,966

			11,916,273

INDUSTRIALS – 14.6%
Honeywell International, Inc. (Aerospace & Defense)		66,200	3,944,858
FedEx Corp. (Air Freight & Logistics)		41,100	3,898,335
United Parcel Service, Inc. Class B (Air Freight & Logistics)		49,100	3,580,863
United Continental Holdings, Inc. (Airlines)	(a)	146,800	3,322,084
Rockwell Automation, Inc. (Electrical Equip.)		31,500	2,732,940
3M Co. (Industrial Conglomerates)		40,500	3,841,425
Caterpillar, Inc. (Machinery)		34,200	3,640,932
Pentair, Inc. (Machinery)		95,500	3,854,380

			28,815,817

INFORMATION TECHNOLOGY – 19.6%
Qualcomm, Inc. (Communications Equip.)		66,900	3,799,251
Apple, Inc. (Computers & Peripherals)	(a)	19,900	6,679,833
EMC Corp. (Computers & Peripherals)	(a)	87,700	2,416,135
Google, Inc. Class A (Internet Software & Svs.)	(a)	8,200	4,152,316
International Business Machines Corp. (IT Svs.)		30,300	5,197,965
Avago Technologies Ltd. (Semiconductors & Equip.)		113,800	4,324,400
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		146,700	3,749,652
Texas Instruments, Inc. (Semiconductors & Equip.)		58,700	1,927,121
Citrix Systems, Inc. (Software)	(a)	54,900	4,392,000
Electronic Arts, Inc. (Software)	(a)	95,100	2,244,360

			38,883,033

MATERIALS – 5.5%
E.I. du Pont de Nemours & Co. (Chemicals)		72,700	3,929,435
Monsanto Co. (Chemicals)		42,900	3,111,966
Potash Corp of Saskatchewan, Inc. (Chemicals)		67,600	3,852,524

			10,893,925

Total Common Stocks (Cost $181,200,789)			$192,942,963

Money Market Funds – 2.7%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		5,353,000	$5,353,000

Total Money Market Funds (Cost $5,353,000)			$5,353,000

Total Investments – 100.2% (Cost $186,553,789)	(b)		$198,295,963
Liabilities in Excess of Other Assets – (0.2)%			(399,177)

Net Assets – 100.0%			$197,896,786

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

79

Ohio National Fund, Inc.	Bryton Growth Portfolio

Objective/Strategy

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	35.58%
Five years	5.14%
Since inception (5/1/02)	3.74%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more, or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the Bryton Growth Portfolio returned 2.51% versus 8.59% for the current benchmark, the Russell 2000 Growth Index.

Various sector weightings affected the Portfolio’s performance. We had a significant bet on biotechnology stocks, whose specific drivers helped them to contribute positively, while our overexposure to Materials and Information Technology stocks generally detracted from relative performance. We also owned several semiconductor stocks that suffered as investors became concerned that a potential global slowdown would slow broad-based demand and create pressure on inventory levels.(1)

Equity markets continued to be volatile, as investors assessed the impact of rising inflationary pressures, the ability of the global supply chain to digest the Japanese tragedy, and Europe’s efforts to resolve their debt concerns. A strong rally at the end of June brought small cap stocks back to being largely flat for the second quarter. When facing the aforementioned uncertainties, investors understandably rotated to more defensive parts of the market. Obviously, that explained why Health Care and Consumer Staples outperformed year-to-date. In addition, smaller, higher beta stocks were also being avoided. We witnessed the unusual out-performance of larger cap stocks in both up-market and down-market as they were perceived as safe. In that regard, the Portfolio has a higher beta and a lower median market cap than the benchmark. These characteristics, therefore, also negatively impacted relative performance.(1)

The tragedy in Japan also significantly impacted the performance of the Portfolio. One of the companies the Portfolio owned, Paladin Energy Ltd., a uranium producer, was down significantly as the nuclear disaster in Japan undermined the prospect of global nuclear power utilization. Other holdings in the Portfolio, particularly our Consumer Discretionary and semiconductor stocks, were also affected. Hawaiian Holdings, Inc. saw substantial drop off in passenger traffic from Japan. Maxlinear, Inc. and Silicon Image, Inc. under-performed partly due to direct exposure to the Japanese market. Several other semiconductor stocks also suffered as investors became concerned that a potential global slowdown would hurt broad-based demand and create pressure on inventory levels.(1)

Rising energy and commodity prices increased the costs for goods and reduced the purchasing power of consumers. As a result, consumers became even more price sensitive and promotion driven. For some of the Portfolio’s holdings, such as Talbots, Inc., Liz Claiborne, Inc., and The Warnaco Group, Inc., those factors created more headwind as these companies tried to reduce discounting and pass on rising commodity costs.(1)

Several of the Portfolio’s holdings, OCZ Technology, Northern Oil & Gas, Inc., and Ebix, Inc. were subjects of short seller attacks. Though no wrong-doing by the companies was found, the performance of the stocks was negatively impacted.(1)

The Portfolio’s top performers were Pharmasset, Inc., Amarin Corporation PLC, SMART Modular Technologies, Inc., Savvis, Inc., and Pharmacyclics, Inc. The Portfolio’s worst performers were Anadigics, Inc., Nektar Therapeutics, CIENA Corp., Liz Claiborne, Inc., and MaxLinear, Inc. The Portfolio’s top contributors to performance were Pharmasset, Inc., Amarin Corporation PLC, Savvis, Inc., SMART Modular Technologies, Inc., and Pharmacyclics, Inc. The Portfolio’s largest detractors to performance were Anadigics, Inc., Nektar Therapeutics, CIENA Corp., Liz Claiborne, Inc., and Satcon Technology Corp.(1)

Positive contributors included several biotechs that saw positive clinical and regulatory news, including Amarin Corp., Pharmasset, Inc., and Pharmacyclics, Inc. We also owned a semiconductor company, Smart Modular Corp., that benefited from improving DRAM (dynamic random-access memory) prices and a nascent SSD (solid state drive) business before being purchased by Silver Lake in late April.(1)

Several selections detracted from the Portfolio’s performance. The Portfolio owned Ciena Corp., a leading optical vendor, into the quarterly earnings report as we believed their technological edge in 40/100G equipment would help them gain a larger share of strong global telecom capital expenditure budgets. During the previous quarter, management also forecasted that sales would be more weighted to second half 2011, with a resulting margin boost. However, the company disappointed, with guidance below consensus and vague promises on how they would improve their long-term financial model. Anadigics, Inc. and Triquint Semiconductor, Inc. were two other selections that under-performed. Both are suppliers of power amplifiers, with significant exposure to the handset market. Through the quarter, there were concerns that macro weakness, a slow ramp of 3G phones in China, and Japan’s impact on inventory levels would ultimately hurt end-market demand. Both companies also struggled with design changes at key customers that raised concerns for near-term sales. Another position that under-performed was SatCon Technology Corp., a manufacturer of solar inverters that suffered from uncertainty as various national governments pulled back on clean energy subsidies, creating spending pauses and component gluts that have yet to be resolved. Continued overinvestment in the sector, largely by Chinese firms, has also pressured the industry.(1)

The Portfolio made some changes in sector weighting. The Portfolio bought three banks: Cathay General Bancorp, First Midwest Bancorp, Inc., and Hancock Holding Co. All three are trading at relatively inexpensive valuations with strong capital. The companies stand to benefit from improved credit trends as the economy continues to improve. The Portfolio reduced its holdings in Consumer Discretionary.

80	(continued)

Ohio National Fund, Inc.	Bryton Growth Portfolio (Continued)

We sold Liz Claiborne, Inc. and Talbots, Inc. as they continued to struggle in trying to turn around their business. We also sold Cooper Tire & Rubber Co. as the company’s price increases were not able to offset increases in its costs. The Portfolio also trimmed its exposure to restaurants, selling Buffalo Wild Wings, Inc., California Pizza Kitchen, Inc., and P.F. Changs China Bistro, Inc., as we believe rising food costs could hurt margins and as they face limited headroom in expanding locations.(1)

The dominant theme was that the world would continue to recover from the 2008 recession. That does not seem to be happening as swiftly and robustly as one would have hoped. The chance of a second global recession still looms on the horizon. Although earnings beat expectations for many of the cyclical sectors, including Consumer Discretionary and Industrials, this would not be the case if the world fell into a global recession.(1)

If Europe can’t get a handle on its debt problems in the weaker nations, and if the U.S. can’t recover from a recession while simultaneously also dealing with its longer term deficit problem, then it seems likely we will experience a second, perhaps deeper and longer, recession.

We are hopeful that job growth will re-accelerate in the U.S., that Europe can deal with its debt problems, that somehow the U.S. can come to some longer-term resolution on the deficit, and that there will be fewer macro shocks like Japanese earthquakes and civil wars through the Middle East and North Africa.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

81	(continued)

Ohio National Fund, Inc.	Bryton Growth Portfolio (Continued)

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Common Stocks (3)	95.1
Money Market Funds and Other Net Assets	4.9

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. Diamond Foods, Inc.	2.3
2. RightNow Technologies, Inc.	2.3
3. Rosetta Resources, Inc.	2.2
4. Kenexa Corp.	2.1
5. Pharmacyclics, Inc.	2.1
6. Genesee & Wyoming, Inc. Class A	2.1
7. OYO Geospace Corp.	2.1
8. Healthsouth Corp.	2.1
9. OCZ Technology Group, Inc.	2.1
10. Middleby Corp.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	30.4
Health Care	16.9
Industrials	12.3
Consumer Discretionary	11.5
Materials	7.6
Energy	7.3
Consumer Staples	5.0
Financials	2.4
Telecommunication Services	1.7

95.1

82

Ohio National Fund, Inc.	Bryton Growth Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks – 95.1%		Shares	Value
CONSUMER DISCRETIONARY – 11.5%
Orient-Express Hotels Ltd. Class A (Hotels, Restaurants & Leisure)	(a)	220,000	$2,365,000
Bebe Stores, Inc. (Specialty Retail)		160,000	977,600
DSW, Inc. Class A (Specialty Retail)	(a)	60,000	3,036,600
Finish Line, Inc. / The Class A (Specialty Retail)		135,000	2,889,000
Jos. A. Bank Clothiers, Inc. (Specialty Retail)	(a)	57,000	2,850,570
Columbia Sportswear Co. (Textiles, Apparel & Luxury Goods)		40,000	2,536,000
Warnaco Group, Inc. / The (Textiles, Apparel & Luxury Goods)	(a)	52,000	2,717,000

			17,371,770

CONSUMER STAPLES – 5.0%
Boston Beer Co., Inc. Class A (Beverages)	(a)	17,000	1,523,200
Diamond Foods, Inc. (Food Products)		45,000	3,435,300
Elizabeth Arden, Inc. (Personal Products)	(a)	90,000	2,612,700

			7,571,200

ENERGY – 7.3%
OYO Geospace Corp. (Energy Equip. & Svs.)	(a)	32,241	3,224,100
Brigham Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	80,000	2,394,400
Clean Energy Fuels Corp. (Oil, Gas & Consumable Fuels)	(a)	155,000	2,038,250
Rosetta Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	65,000	3,350,100

			11,006,850

FINANCIALS – 2.4%
First Midwest Bancorp, Inc. (Commercial Banks)		150,000	1,843,500
Hancock Holding Co. (Commercial Banks)		60,000	1,858,800

			3,702,300

HEALTH CARE – 16.9%
Cubist Pharmaceuticals, Inc. (Biotechnology)	(a)	25,184	906,372
Enzon Pharmaceuticals, Inc. (Biotechnology)	(a)	150,000	1,507,500
Inhibitex, Inc. (Biotechnology)	(a)	527,000	2,065,840
Oncothyreon, Inc. (Biotechnology)	(a)	189,700	1,743,343
Pharmacyclics, Inc. (Biotechnology)	(a)	310,000	3,236,400
Targacept, Inc. (Biotechnology)	(a)	77,000	1,622,390
YM Biosciences, Inc. (Biotechnology)	(a)	510,000	1,433,100
Arthrocare Corp. (Health Care Equip. & Supplies)	(a)	56,900	1,904,443
Masimo Corp. (Health Care Equip. & Supplies)		90,000	2,671,200
NxStage Medical, Inc. (Health Care Equip. & Supplies)	(a)	92,240	1,920,437
Healthsouth Corp. (Health Care Providers & Svs.)	(a)	120,000	3,150,000
Pacific Biosciences of California, Inc. (Life Sciences Tools & Svs.)	(a)	180,000	2,106,000
Nektar Therapeutics (Pharmaceuticals)	(a)	180,000	1,308,600

			25,575,625

INDUSTRIALS – 12.3%
Acuity Brands, Inc. (Electrical Equip.)		50,000	2,789,000
Satcon Technology Corp. (Electrical Equip.)	(a)	717,310	1,714,371
Middleby Corp. (Machinery)	(a)	33,000	3,103,320
Avis Budget Group, Inc. (Road & Rail)	(a)	175,000	2,990,750

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Genesee & Wyoming, Inc. Class A (Road & Rail)	(a)	55,000	$3,225,200
RSC Holdings, Inc. (Trading Companies & Distributors)	(a)	142,200	1,700,712
United Rentals, Inc. (Trading Companies & Distributors)	(a)	120,000	3,048,000

			18,571,353

INFORMATION TECHNOLOGY – 30.4%
Ciena Corp. (Communications Equip.)	(a)	115,000	2,113,700
OCZ Technology Group, Inc. (Computers & Peripherals)	(a)	393,400	3,147,200
Fabrinet (Electronic Equip., Instr. & Comp.)	(a)	125,000	3,035,000
comScore, Inc. (Internet Software & Svs.)	(a)	90,000	2,331,000
Digital River, Inc. (Internet Software & Svs.)	(a)	85,000	2,733,600
Internap Network Services Corp. (Internet Software & Svs.)	(a)	396,625	2,915,194
RightNow Technologies, Inc. (Internet Software & Svs.)	(a)	105,217	3,409,031
Velti PLC (Internet Software & Svs.)	(a)	175,000	2,959,250
Amkor Technology, Inc. (Semiconductors & Equip.)	(a)	450,000	2,776,500
Cavium, Inc. (Semiconductors & Equip.)	(a)	60,000	2,615,400
MaxLinear, Inc. Class A (Semiconductors & Equip.)	(a)	259,652	2,248,586
Netlogic Microsystems, Inc. (Semiconductors & Equip.)	(a)	75,000	3,031,500
RF Micro Devices, Inc. (Semiconductors & Equip.)	(a)	470,000	2,876,400
Silicon Image, Inc. (Semiconductors & Equip.)	(a)	330,000	2,131,800
TriQuint Semiconductor, Inc. (Semiconductors & Equip.)	(a)	220,000	2,241,800
Ebix, Inc. (Software)	(a)	115,000	2,190,750
Kenexa Corp. (Software)	(a)	135,000	3,237,300

			45,994,011

MATERIALS – 7.6%
Intrepid Potash, Inc. (Chemicals)	(a)	90,000	2,925,000
Solutia, Inc. (Chemicals)	(a)	120,000	2,742,000
RTI International Metals, Inc. (Metals & Mining)	(a)	75,000	2,877,750
Stillwater Mining Co. (Metals & Mining)	(a)	135,000	2,971,350

			11,516,100

TELECOMMUNICATION SERVICES – 1.7%
PAETEC Holding Corp. (Diversified Telecom. Svs.)	(a)	550,000	2,634,500

Total Common Stocks (Cost $131,393,394)			$143,943,709

Money Market Funds – 3.3%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		4,924,000	$4,924,000

Total Money Market Funds (Cost $4,924,000)			$4,924,000

Total Investments – 98.4% (Cost $136,317,394)	(b)		$148,867,709
Other Assets in Excess of Liabilities – 1.6%			2,428,663

Net Assets – 100.0%			$151,296,372

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

83

Ohio National Fund, Inc.	U.S. Equity Portfolio

Objective/Strategy

The U.S. Equity Portfolio seeks capital appreciation with a secondary objective of capital preservation to provide long term growth by investing at least 80% of its net assets in equity securities traded in the U.S. within under-priced sectors and industries.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	33.53%
Five years	-3.29%
Since inception (5/1/04)	1.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the U.S. Equity Portfolio returned 6.16% versus 6.30% for the current benchmark, the S&P Composite 1500 Index.

The Portfolio was heavily tilted toward economically sensitive sectors and underweighted in the defensive sectors. That positioning favored the Portfolio when the market advanced through the end of April but detracted from the Portfolio when the market retreated in May and the first half of June. In particular, overweights in the Industrials and Consumer Discretionary sectors and above average stock selection in those sectors contributed the most to relative performance. An underweight in the Financials sector and avoidance of large financial institutions in favor of advancing consumer finance stocks also contributed to relative performance. On the negative, however, under-weighting defensive sectors like the Health Care and Consumer Staples sectors, combined with a few sub-par stock selections in those two sectors, ultimately kept the Portfolio from matching the performance of its benchmark.(1)

The Portfolio’s best performers were Cash America International, Inc., Tupperware Brands Corp., Wolverine World Wide, Inc., Ezcorp, Inc., and Viacom, Inc. The worst performers were Alpha Natural Resources, Inc., Family Dollar Stores, Inc., Bio-Reference Labs, Inc., Kinross Gold, and Freeport-McMoRan Copper & Gold, Inc. The Portfolio’s top contributors to performance were Bed Bath & Beyond, Inc., Kirby Corp., Ezcorp, Inc., Time Warner Cable, Inc., and Tupperware Brands Corp. The largest detractors to performance were Alpha Natural Resources, Inc., Bio-Reference Labs, Inc., Steel Dynamics, Inc., Corning, Inc., and Freeport-McMoRan Copper & Gold, Inc.(1)

In our opinion, the earthquake, tsunami, and nuclear reactor events in Japan and the subsequent potential disruptions in commerce detracted from the Information Technology positions in the Portfolio. We expect this condition to be temporary and will continue to hold positions judged to be under-priced relative to our estimation of intrinsic value.(1)

Based on the perceived under-pricing relative to estimated value, this Portfolio is invested to participate in the multi-year market recovery that we believe is underway. Generally, value has pulled us toward cyclical, economically-sensitive industries and sectors the last couple of years. The Portfolio does not do well when there are short-term theme reversals along the way. The market retreated and experienced a sector theme reversal for six weeks in May and early June as investors were concerned over lower than expected first quarter gross domestic product, China slowing its economy to fight inflation, Greece’s sovereign debt, and supply disruptions from Japan. Based on our valuation readings and the expectation that all those events will pass and fade, we chose not to trade and react.

In mid-June, the ICON Value/Price ratio for domestic stocks hit a high of 1.20, indicating to us the likelihood of an impressive market advance over the second half of the year. Since then, stocks have advanced, giving us a reading of 1.11 as of July 7th, 2011, which is still bullish. The sector readings are tighter than normal, suggesting a market advance with broad participation with leadership coming from cyclical and defensive industries.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

84	(continued)

Ohio National Fund, Inc.	U.S. Equity Portfolio (Continued)

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Common Stocks (3)	99.9
Other Net Assets	0.1

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. Apple, Inc.	4.4
2. NIKE, Inc. Class B	3.8
3. Bed Bath & Beyond, Inc.	3.8
4. Caterpillar, Inc.	3.6
5. International Business Machines Corp.	3.3
6. Comcast Corp. Class A	3.1
7. Siemens AG – ADR	3.1
8. Chevron Corp.	3.1
9. Exxon Mobil Corp.	3.0
10. Praxair, Inc.	2.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Industrials	29.4
Consumer Discretionary	22.6
Information Technology	13.4
Energy	12.2
Materials	11.7
Health Care	6.8
Financials	2.8
Consumer Staples	1.0

99.9

85

Ohio National Fund, Inc.	U.S. Equity Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks – 99.9%		Shares	Value
CONSUMER DISCRETIONARY – 22.6%
Tupperware Brands Corp. (Household Durables)		2,160	$145,692
Comcast Corp. Class A (Media)		18,030	456,880
Time Warner Cable, Inc. (Media)		4,900	382,396
Viacom, Inc. Class B (Media)		3,950	201,450
Walt Disney Co. / The (Media)		3,930	153,427
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	9,500	554,515
Ross Stores, Inc. (Specialty Retail)		4,230	338,908
TJX Cos., Inc. (Specialty Retail)		7,630	400,804
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		6,200	557,876
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		2,480	103,540

			3,295,488

CONSUMER STAPLES – 1.0%
Archer-Daniels-Midland Co. (Food Products)		4,740	142,911

ENERGY – 12.2%
Alpha Natural Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6,810	309,446
Chevron Corp. (Oil, Gas & Consumable Fuels)		4,340	446,326
ConocoPhillips (Oil, Gas & Consumable Fuels)		5,430	408,282
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		5,440	442,707
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		6,640	169,785

			1,776,546

FINANCIALS – 2.8%
Cash America International, Inc. (Consumer Finance)		2,030	117,476
Ezcorp, Inc. Class A (Consumer Finance)	(a)	7,980	283,889

			401,365

HEALTH CARE – 6.8%
Celgene Corp. (Biotechnology)	(a)	6,700	404,144
ResMed, Inc. (Health Care Equip. & Supplies)	(a)	9,160	283,502
Bio-Reference Labs, Inc. (Health Care Providers & Svs.)	(a)	14,440	301,796

			989,442

INDUSTRIALS – 29.4%
General Dynamics Corp. (Aerospace & Defense)		2,070	154,256
Cooper Industries PLC (Electrical Equip.)		4,290	255,984

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Emerson Electric Co. (Electrical Equip.)		7,010	$394,313
Thomas & Betts Corp. (Electrical Equip.)	(a)	5,050	271,943
General Electric Co. (Industrial Conglomerates)		17,030	321,186
Siemens AG – ADR (Industrial Conglomerates)		3,280	451,098
Caterpillar, Inc. (Machinery)		4,950	526,977
Dover Corp. (Machinery)		4,730	320,694
Eaton Corp. (Machinery)		2,800	144,060
Illinois Tool Works, Inc. (Machinery)		4,060	229,349
Parker Hannifin Corp. (Machinery)		820	73,587
Kirby Corp. (Marine)	(a)	6,500	368,355
CSX Corp. (Road & Rail)		11,310	296,548
Union Pacific Corp. (Road & Rail)		2,490	259,956
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,390	213,574

			4,281,880

INFORMATION TECHNOLOGY – 13.4%
Apple, Inc. (Computers & Peripherals)	(a)	1,890	634,416
Corning, Inc. (Electronic Equip., Instr. & Comp.)		15,380	279,147
Accenture PLC Class A (IT Svs.)		3,120	188,510
CACI International, Inc. Class A (IT Svs.)	(a)	5,870	370,280
International Business Machines Corp. (IT Svs.)		2,830	485,487

			1,957,840

MATERIALS – 11.7%
Monsanto Co. (Chemicals)		5,110	370,679
Praxair, Inc. (Chemicals)		3,890	421,637
Cliffs Natural Resources, Inc. (Metals & Mining)		1,840	170,108
Nucor Corp. (Metals & Mining)		4,820	198,680
Steel Dynamics, Inc. (Metals & Mining)		24,380	396,175
Walter Energy, Inc. (Metals & Mining)		1,230	142,434

			1,699,713

Total Common Stocks (Cost $12,419,191)			$14,545,185

Total Investments – 99.9% (Cost $12,419,191)	(b)		$14,545,185
Other Assets in Excess of Liabilities – 0.1%			13,675

Net Assets – 100.0%			$14,558,860

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

86

Ohio National Fund, Inc.	Balanced Portfolio

Objective/Strategy

The Balanced Portfolio seeks capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	17.61%
Five years	4.07%
Since inception (5/1/04)	6.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the Balanced Portfolio returned 4.54% versus 4.96% for the current benchmark, which is composed of 60% S&P Composite 1500 Index and 40% Barclays Capital U.S. Universal Index.

While the bond portion of the Portfolio underperformed the Barclays Capital U.S. Universal Index, the equity portion of the Portfolio beat the S&P Composite 1500 Index. The biggest contributors were the overweight positions in the Health Care and Industrials sectors and the better-than-average stock selection within those sectors. Also contributing was an underweight in Financials and avoidance of some negative individual stocks returns in that sector. Defensive sectors like Utilities, Consumer Staples, and Telecommunication Services came alive as investors worried about a slowing economy. Generally, those sectors were underweighted and stock selection was sub-par, creating a slight drag on relative performance.(1)

The bond market followed two completely different paths during the first half of 2011. During the first quarter we saw continued strength in corporate bonds as economic conditions continued to improve and strong balance sheets brought on a wave of credit based upgrades. Also during this time, Treasuries under-performed as investors turned their focus towards riskier investments. The second quarter ended up, presenting a completely different environment as concerns about European debt contagion pushed investors towards risk free investments. This caused a reversal in the fixed income market as Treasuries ended up, being the best performing asset while credit spreads widened out and corporate bonds as a whole under-performed.

In spite of the volatility, we maintained a consistent allocation during the first six months of the year based on three specific stances. First, we believe the current environment is ideal for corporate spread tightening as continued economic growth and extremely strong balance sheets bodes well for corporate debt. Second, the high yield space looks attractive due to extremely low default rates that increase the chance for credit upgrades. Third, although short-term “flight to safety” trades might result in Treasury out-

performance, we continue to believe this segment of the fixed income market is overvalued. Because of our stance, we were able to outperform relative to the Barclays Capital U.S. Universal Index during the first quarter of the year, but under-performed during the second quarter.

The Portfolio’s best performers were Aetna, Inc., Marathon Oil Corp., Mastercard, Inc., Accenture PLC, and Lubrizon Corp. The worst performers were Lender Processing Services, Inc., Aeropostale, Inc., Multi-Fineline Electronix, Inc., Delta Air Lines, Inc., and Target Corp. The Portfolio’s best contributors to performance were International Business Machines Corp., Aetna, Inc., Mastercard, Inc., and Exxon Mobil Corp. The largest detractors to performance were Lender Processing Services, Inc., Kinross Gold, Aeropostale, Inc., Target Corp., and Multi-Fineline Electronix, Inc.(1)

In mid-June, the ICON Value/Price ratio for domestic stocks hit a high of 1.20, indicating to us the likelihood of an impressive market advance over the second half of the year. Since then, stocks have advanced, giving us a reading as of July 6th, 2011 of 1.11, which is still bullish. The sector readings are tighter than normal suggesting a market advance with broad participation with leadership coming from cyclical and defensive industries.

Going into the second half of 2011 we continue to remain bullish on corporate debt with an emphasis on the middle duration, lower investment grade space. Additionally, we continue to believe that Treasuries are overvalued and, therefore, will remain underweighted in the Portfolio.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

87	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Common Stocks (3)	65.2
Corporate Bonds (3)	31.0
U.S. Government Agency Issues	0.1
U.S. Treasury Obligations	0.5
Money Market Funds and Other Net Assets	3.2

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. Exxon Mobil Corp.	1.9
2. PPL Energy Supply LLC 6.500%, 05/01/2018	1.6
3. International Business Machines Corp.	1.5
4. Chevron Corp.	1.3
5. American International Group, Inc. 8.250%, 08/15/2018	1.3
6. Comcast Corp. Class A	1.3
7. General Electric Co.	1.3
8. Union Pacific Corp.	1.2
9. Apple, Inc.	1.1
10. Toys R Us, Inc. 7.375%, 10/15/2018	1.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Financials	19.5
Industrials	14.5
Information Technology	12.4
Health Care	11.5
Consumer Discretionary	9.1
Consumer Staples	7.9
Materials	7.8
Energy	5.9
Utilities	5.8
Telecommunication Services	1.8

96.2

88

Ohio National Fund, Inc.	Balanced Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks – 65.2%		Shares	Value
CONSUMER DISCRETIONARY – 4.9%
Comcast Corp. Class A (Media)		9,000	$228,060
Time Warner Cable, Inc. (Media)		1,500	117,060
Target Corp. (Multiline Retail)		1,520	71,303
Aeropostale, Inc. (Specialty Retail)	(a)	3,500	61,250
GameStop Corp. Class A (Specialty Retail)	(a)	2,500	66,675
Guess?, Inc. (Specialty Retail)		1,500	63,090
Lowe’s Cos., Inc. (Specialty Retail)		3,000	69,930
TJX Cos., Inc. (Specialty Retail)		3,590	188,583

			865,951

CONSUMER STAPLES – 6.0%
CVS Caremark Corp. (Food & Staples Retailing)		1,820	68,396
Kroger Co. / The (Food & Staples Retailing)		4,000	99,200
Sysco Corp. (Food & Staples Retailing)		2,200	68,596
Walgreen Co. (Food & Staples Retailing)		1,940	82,372
Archer-Daniels-Midland Co. (Food Products)		2,000	60,300
Bunge Ltd. (Food Products)		1,120	77,224
Corn Products International, Inc. (Food Products)		1,530	84,578
Colgate-Palmolive Co. (Household Products)		2,070	180,939
Kimberly-Clark Corp. (Household Products)		2,640	175,718
Procter & Gamble Co. / The (Household Products)		2,680	170,368

			1,067,691

ENERGY – 4.7%
Chevron Corp. (Oil, Gas & Consumable Fuels)		2,280	234,475
ConocoPhillips (Oil, Gas & Consumable Fuels)		2,040	153,388
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4,100	333,658
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		2,200	115,896

			837,417

FINANCIALS – 5.0%
U.S. Bancorp (Commercial Banks)		3,000	76,530
Wells Fargo & Co. (Commercial Banks)		5,000	140,300
World Acceptance Corp. (Consumer Finance)	(a)	1,660	108,846
IntercontinentalExchange, Inc. (Diversified Financial Svs.)	(a)	1,000	124,710
HCC Insurance Holdings, Inc. (Insurance)		4,500	141,750
Travelers Cos., Inc. / The (Insurance)		1,500	87,570
Willis Group Holdings PLC (Insurance)		3,500	143,885
Annaly Capital Management, Inc. (Real Estate Investment Trusts)		4,210	75,948

			899,539

HEALTH CARE – 11.5%
Celgene Corp. (Biotechnology)	(a)	1,700	102,544
PDL BioPharma, Inc. (Biotechnology)		15,730	92,335
Covidien PLC (Health Care Equip. & Supplies)		2,170	115,509
Stryker Corp. (Health Care Equip. & Supplies)		740	43,431
Aetna, Inc. (Health Care Providers & Svs.)		3,000	132,270
AmerisourceBergen Corp. (Health Care Providers & Svs.)		2,000	82,800
Cardinal Health, Inc. (Health Care Providers & Svs.)		2,650	120,363
Laboratory Corp of America Holdings (Health Care Providers & Svs.)	(a)	1,800	174,222
Lincare Holdings, Inc. (Health Care Providers & Svs.)		5,060	148,106
McKesson Corp. (Health Care Providers & Svs.)		2,000	167,300
Mednax, Inc. (Health Care Providers & Svs.)	(a)	1,820	131,386
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		3,440	177,435
Abbott Laboratories (Pharmaceuticals)		3,450	181,539
Eli Lilly & Co. (Pharmaceuticals)		1,000	37,530
Johnson & Johnson (Pharmaceuticals)		2,660	176,943
Merck & Co., Inc. (Pharmaceuticals)		2,000	70,580
Pfizer, Inc. (Pharmaceuticals)		5,000	103,000

			2,057,293

INDUSTRIALS – 13.1%
General Dynamics Corp. (Aerospace & Defense)		1,500	111,780
L-3 Communications Holdings, Inc. (Aerospace & Defense)		1,300	113,685
Lockheed Martin Corp. (Aerospace & Defense)		1,520	123,074
Northrop Grumman Corp. (Aerospace & Defense)		500	34,675
United Technologies Corp. (Aerospace & Defense)		950	84,085
R.R. Donnelley & Sons Co. (Commercial Svs. & Supplies)		3,990	78,244
Cooper Industries PLC (Electrical Equip.)		1,220	72,797
Hubbell, Inc. Class B (Electrical Equip.)		2,000	129,900

89	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Thomas & Betts Corp. (Electrical Equip.)	(a)	1,500	$80,775
General Electric Co. (Industrial Conglomerates)		11,970	225,754
Siemens AG – ADR (Industrial Conglomerates)		960	132,029
Danaher Corp. (Machinery)		3,080	163,209
Dover Corp. (Machinery)		1,930	130,854
Eaton Corp. (Machinery)		2,130	109,589
Valmont Industries, Inc. (Machinery)		1,290	124,343
FTI Consulting, Inc. (Professional Svs.)	(a)	2,500	94,850
Canadian National Railway Co. (Road & Rail)		1,760	140,624
CSX Corp. (Road & Rail)		6,480	169,906
Union Pacific Corp. (Road & Rail)		1,970	205,668

			2,325,841

INFORMATION TECHNOLOGY – 11.8%
Comtech Telecommunications Corp. (Communications Equip.)		2,500	70,100
Apple, Inc. (Computers & Peripherals)	(a)	590	198,045
Anixter International, Inc. (Electronic Equip., Instr. & Comp.)		1,480	96,703
Arrow Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,070	85,905
Flextronics International Ltd. (Electronic Equip., Instr. & Comp.)	(a)	9,410	60,412
Ingram Micro, Inc. Class A (Electronic Equip., Instr. & Comp.)	(a)	3,940	71,472
Multi-Fineline Electronix, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,580	55,754
Tech Data Corp. (Electronic Equip., Instr. & Comp.)	(a)	1,810	88,491
Accenture PLC Class A (IT Svs.)		2,930	177,031
Automatic Data Processing, Inc. (IT Svs.)		2,500	131,700
CACI International, Inc. Class A (IT Svs.)	(a)	2,590	163,377
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	1,910	140,079
International Business Machines Corp. (IT Svs.)		1,600	274,480
Lender Processing Services, Inc. (IT Svs.)		2,370	49,557
Mastercard, Inc. Class A (IT Svs.)		520	156,697
Cymer, Inc. (Semiconductors & Equip.)	(a)	1,510	74,760
Novellus Systems, Inc. (Semiconductors & Equip.)	(a)	2,140	77,340
Microsoft Corp. (Software)		5,020	130,520

			2,102,423

MATERIALS – 3.6%
Air Products & Chemicals, Inc. (Chemicals)		1,410	134,768
Monsanto Co. (Chemicals)		1,700	123,318
Mosaic Co. / The (Chemicals)		980	66,375
Potash Corp of Saskatchewan, Inc. (Chemicals)		1,360	77,506
Praxair, Inc. (Chemicals)		1,240	134,404
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		2,000	105,800

			642,171

TELECOMMUNICATION SERVICES – 1.8%
AT&T, Inc. (Diversified Telecom. Svs.)		2,300	72,243
Nippon Telegraph & Telephone Corp. – ADR (Diversified Telecom. Svs.)		3,580	86,564
Philippine Long Distance Telephone Co. – ADR (Wireless Telecom. Svs.)		1,510	81,600
Rogers Communications, Inc. Class B (Wireless Telecom. Svs.)		2,190	86,549

			326,956

UTILITIES – 2.8%
Exelon Corp. (Electric Utilities)		1,690	72,400
FirstEnergy Corp. (Electric Utilities)		1,700	75,055
Consolidated Edison, Inc. (Multi-Utilities)		1,250	66,550
Public Service Enterprise Group, Inc. (Multi-Utilities)		1,950	63,648
RWE AG – ADR (Multi-Utilities)		1,000	55,500
American Water Works Co., Inc. (Water Utilities)		5,620	165,509

			498,662

Total Common Stocks (Cost $10,395,248)			$11,623,944

90	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Corporate Bonds – 31.0%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 4.2%
Cooper Tire & Rubber Co. (Auto Components)		7.625%	03/15/2027	$100,000	$96,750
Goodyear Tire & Rubber Co. / The (Auto Components)		8.250%	08/15/2020	100,000	108,500
Daimler Finance North America LLC (Automobiles)		6.500%	11/15/2013	30,000	33,393
Time Warner, Inc. (Media)		7.625%	04/15/2031	100,000	120,308
Dillard’s, Inc. (Multiline Retail)		9.125%	08/01/2011	46,000	46,247
J.C. Penney Corp, Inc. (Multiline Retail)		7.950%	04/01/2017	50,000	56,562
Gap, Inc. / The (Specialty Retail)		5.950%	04/12/2021	100,000	96,245
Toys R Us, Inc. (Specialty Retail)		7.375%	10/15/2018	200,000	195,250

					753,255

CONSUMER STAPLES – 1.9%
Dean Foods Co. (Food Products)		6.900%	10/15/2017	50,000	49,250
Dole Food Co., Inc. (Food Products)		8.750%	07/15/2013	68,000	74,290
Lorillard Tobacco Co. (Tobacco)		6.875%	05/01/2020	100,000	108,674
Reynolds American, Inc. (Tobacco)		7.250%	06/01/2013	100,000	110,605

					342,819

ENERGY – 1.2%
Alpha Appalachia Holdings, Inc. (Oil, Gas & Consumable Fuels)		6.875%	12/15/2013	50,000	50,750
Petrobras International Finance Co. – Pifco (Oil, Gas & Consumable Fuels)		7.750%	09/15/2014	50,000	57,588
Petrobras International Finance Co. – Pifco (Oil, Gas & Consumable Fuels)		5.375%	01/27/2021	100,000	103,181

					211,519

FINANCIALS – 14.5%
Goldman Sachs Group, Inc. / The (Capital Markets)		5.125%	01/15/2015	100,000	107,397
Goldman Sachs Group, Inc. / The (Capital Markets)		5.950%	01/15/2027	100,000	98,270
Merrill Lynch & Co., Inc. (Capital Markets)		5.000%	02/03/2014	10,000	10,773
Merrill Lynch & Co., Inc. (Capital Markets)		5.450%	02/05/2013	150,000	159,180
Merrill Lynch & Co., Inc. (Capital Markets)	(b)	4.730%	05/05/2014	150,000	152,614
Morgan Stanley (Capital Markets)		5.375%	10/15/2015	100,000	107,002
Morgan Stanley (Capital Markets)	(b)	0.783%	10/15/2015	100,000	94,753
Morgan Stanley (Capital Markets)	(c)	3.500%	10/15/2020	50,000	49,702
UBS AG (Capital Markets)		5.875%	12/20/2017	100,000	109,845
Wachovia Corp. (Commercial Banks)		5.750%	02/01/2018	50,000	55,366
Wells Fargo Bank NA (Commercial Banks)	(b)	0.471%	05/16/2016	100,000	93,278
HSBC Finance Corp. (Consumer Finance)		7.000%	05/15/2012	50,000	52,673
HSBC Finance Corp. (Consumer Finance)		6.375%	11/27/2012	50,000	53,509
HSBC Finance Corp. (Consumer Finance)	(b)	5.360%	11/10/2013	100,000	102,140
Bank of America Corp. (Diversified Financial Svs.)		5.625%	07/01/2020	100,000	103,433
Bank of America Corp. (Diversified Financial Svs.)		6.800%	03/15/2028	100,000	102,461
Bank of America NA (Diversified Financial Svs.)	(b)	0.547%	06/15/2017	50,000	44,530
Bear Stearns Cos. LLC / The (Diversified Financial Svs.)	(b)	0.648%	11/21/2016	50,000	47,925
Citigroup, Inc. (Diversified Financial Svs.)		5.125%	05/05/2014	40,000	42,902
Citigroup, Inc. (Diversified Financial Svs.)		5.300%	10/17/2012	50,000	52,491
Citigroup, Inc. (Diversified Financial Svs.)		6.000%	08/15/2017	50,000	54,825
American International Group, Inc. (Insurance)		4.250%	05/15/2013	100,000	102,897
American International Group, Inc. (Insurance)		8.250%	08/15/2018	200,000	229,825
American International Group, Inc. (Insurance)		5.375%	10/18/2011	50,000	50,625
Aspen Insurance Holdings Ltd. (Insurance)		6.000%	12/15/2020	100,000	103,543
Delphi Financial Group, Inc. (Insurance)		7.875%	01/31/2020	50,000	55,734
Hartford Financial Services Group, Inc. (Insurance)		5.375%	03/15/2017	50,000	52,706
Hartford Financial Services Group, Inc. (Insurance)		6.300%	03/15/2018	100,000	108,890
Prudential Financial, Inc. (Insurance)		5.100%	09/20/2014	100,000	108,799
Swiss Re Solutions Holding Corp. (Insurance)		7.000%	02/15/2026	40,000	43,869
Unum Group (Insurance)		7.190%	02/01/2028	30,000	30,479

					2,582,436

INDUSTRIALS – 1.4%
R.R. Donnelley & Sons Co. (Commercial Svs. & Supplies)		6.125%	01/15/2017	150,000	146,796
R.R. Donnelley & Sons Co. (Commercial Svs. & Supplies)		6.625%	04/15/2029	100,000	89,571
General Electric Co. (Industrial Conglomerates)		5.000%	02/01/2013	15,000	15,927

					252,294

INFORMATION TECHNOLOGY – 0.6%
Western Union Co. / The (IT Svs.)		5.400%	11/17/2011	100,000	101,812

MATERIALS – 4.2%
Alcoa, Inc. (Metals & Mining)		5.720%	02/23/2019	150,000	156,260
Alcoa, Inc. (Metals & Mining)		6.750%	01/15/2028	100,000	104,641
AngloGold Ashanti Holdings PLC (Metals & Mining)		5.375%	04/15/2020	100,000	98,631
ArcelorMittal (Metals & Mining)		5.500%	03/01/2021	100,000	100,342

91	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
MATERIALS (continued)
Southern Copper Corp. (Metals & Mining)		5.375%	04/16/2020	$150,000	$154,395
Vale Overseas Ltd. (Metals & Mining)		8.250%	01/17/2034	100,000	122,838

					737,107

UTILITIES – 3.0%
Arizona Public Service Co. (Electric Utilities)		6.375%	10/15/2011	50,000	50,787
Exelon Generation Co. LLC (Ind. Power Prod. & Energy Traders)		5.350%	01/15/2014	100,000	108,298
Exelon Generation Co. LLC (Ind. Power Prod. & Energy Traders)		4.000%	10/01/2020	100,000	94,561
PPL Energy Supply LLC (Ind. Power Prod. & Energy Traders)		6.500%	05/01/2018	250,000	282,459

					536,105

Total Corporate Bonds (Cost $5,303,531)					$5,517,347

U.S. Government Agency Issues – 0.1%		Rate	Maturity	Face Amount	Value
Federal Home Loan Bank		5.375%	08/15/2018	$20,000	$23,219

Total U.S. Government Agency Issues (Cost $20,329)					$23,219

U.S. Treasury Obligations – 0.5%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		2.625%	11/15/2020	$100,000	$96,328

Total U.S. Treasury Obligations (Cost $94,397)					$96,328

Money Market Funds – 2.0%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				347,000	$347,000

Total Money Market Funds (Cost $347,000)					$347,000

Total Investments – 98.8% (Cost $16,160,505)	(d)				$17,607,838
Other Assets in Excess of Liabilities – 1.2%					222,466

Net Assets – 100.0%					$17,830,304

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security is a variable rate instrument in which the coupon rate is adjusted monthly or quarterly in concert with U.S. LIBOR or Consumer Price Index. Interest rates stated are those in effect at June 30, 2011.

(c)	Security was initially issued at one coupon rate, but the coupon rate is scheduled to be updated at later specified dates. The coupon rate shown is the rate that is in effect at June 30, 2011.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

92

Ohio National Fund, Inc.	Income Opportunity Portfolio

Objective/Strategy

The Income Opportunity Portfolio seeks modest capital appreciation and maximization of realized gains by investing in equity securities traded in the U.S.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	14.80%
Five years	2.29%
Since inception (5/1/04)	3.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the Income Opportunity Portfolio returned 3.50% versus 6.30% for the current benchmark, the S&P Composite 1500 Index.

The Portfolio lagged its benchmark, but with significantly less volatility. The six-month period was marked by large market swings that appeared to stem from the ongoing macroeconomic concerns that have troubled investors for some time now. Turmoil in the Eurozone continued to weigh heavily on investor sentiment and caused intermittent wide fluctuations in global equity markets. Concerns over the persistently high unemployment rate and the malaise in the housing market also appeared to roil the market as uneven economic data was released. Unrest in the Middle East and North Africa, along with the Tsunami and earthquakes in Japan, further exacerbated the sharp ups and downs in world equity markets.

Despite all of the aforementioned events and concerns, corporate profits continued to grow and that appeared to be the driving force behind the ongoing rally in the U.S. equity market. Through the first quarter of last year, the median year-over-year growth rate for all stocks in the S&P 500 Index was 18.3%. Stocks in the Industrials and Materials sectors posted the highest growth rates, at about 30% each. Not only was the growth in corporate profits quite strong, it also came in higher than expected in many cases. Of the 500 S&P stocks, 352 posted better than expected first quarter earnings.

While the Portfolio did not capture all of the positive return of the benchmark, it did provide a smoother ride through the extreme market fluctuations. The Portfolio’s hedging strategy of writing S&P 500 Index call options and buying out-of-the money S&P 500 Index put options dampened the effect of market volatility on the Portfolio. The beta for the Portfolio was 0.29. As should generally be expected, the Portfolio sacrificed some of the market upside in exchange for dampening the negative benchmark returns when the market experienced sharp sudden drops during the period. The options hedging strategy, writing call options and purchasing put options, detracted approximately 270 basis points from the Portfolio’s performance. Setting aside the option hedge overlay, the return of the Portfolio can be assessed at the sector, industry, and stock levels.(1)

Our bottom-up valuation methodology continued to lead us toward the more cyclical sectors of the market. The Industrials were the Portfolio’s largest sector weight. This overweight position was a significant positive contributor to the Portfolio’s relative performance, accounting for 2.1% of the Portfolio’s return. The largest detractor to the Portfolio’s relative performance was the position in the Materials sector. The Portfolio had a 7% position in the sector versus the sector’s 4% weight in the benchmark. The overweight in this sector detracted 0.54% from the Portfolio’s performance.(1)

Drilling down to industry level, positions in the information technology consulting & other services, integrated oil & gas, consumer finance and railroads were among the top contributors to the Portfolio’s performance. Combined, these industries accounted for about 2.81% of positive performance. At the other end of the spectrum, the four largest detractors to the Portfolio’s performance were the steel, general merchandise stores, investment banking & brokerage and computer hardware industries. These four industries combined to detract about 1.26% from performance.(1)

Moving down to the stock level, International Business Machines Corp. was the best contributor to the Portfolio’s performance adding 0.52% of positive return. The railroad company CSX Corp. contributed 0.41%. Chevron Corp. in the integrated oil & gas industry added 0.33%, Cash America International, Inc. in the consumer finance industry contributed 0.28% and the cable & satellite provider, DIRECTV, contributed 0.27%. The largest detractors to the Portfolio’s performance were the Brazilian based Steel company Vale S.A., Hewlett-Packard Co., Target Corp., The Goldman Sachs Group, Inc., and Microsoft Corp. These five stocks detracted 0.48%, 0.34%, 0.27%, 0.22%, and 0.19% respectively.(1)

From a total return perspective, the Portfolio’s top five performers were Aetna, Inc., Cash America International Inc., Ashland, Inc., Wolverine World Wide, Inc., and Ezcorp. The five worst performers were Vale S.A., Target Corp., Hewlett-Packard Co., The Goldman Sachs Group, Inc., and Bank of New York Mellon Corp.(1)

Looking ahead to the second half of the year, we continue to believe that stocks will move higher. Our valuation model indicates that additional upside potential remains with participation from all sectors. We are maintaining the Portfolio’s tilt toward economically-sensitive sectors such as Industrials and Materials because we still believe the market will be led higher by sectors that tend to benefit in an improving economic environment.

The 10-year Treasury ended last year at 3.3%, and stood at 3.16% on June 30. These rates are near historical lows and, all else equal, make stocks a generally attractive investment. Moreover, corporate profit growth remains strong and the Federal Reserve continues to signal that it will hold its accommodative monetary policy in place for an extended period of time. Given these positive underpinnings for economic growth, we expect further gains led by areas of the market that do best in a recovering economy.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

93	(continued)

Ohio National Fund, Inc.	Income Opportunity Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Common Stocks (3)	100.8
Written Options Outstanding	(2.1)
Purchased Options	0.1
Money Market Funds Less Net Liabilities	1.2

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. International Business Machines Corp.	3.8
2. Apple, Inc.	3.1
3. Exxon Mobil Corp.	2.5
4. CSX Corp.	2.3
5. Chevron Corp.	2.3
6. 3M Co.	2.3
7. ConocoPhillips	2.1
8. Caterpillar, Inc.	2.1
9. Union Pacific Corp.	1.8
10. C.R. Bard, Inc.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Industrials	20.8
Health Care	12.4
Information Technology	11.8
Consumer Staples	11.7
Consumer Discretionary	10.2
Energy	10.0
Financials	9.8
Materials	7.3
Utilities	5.0
Telecommunication Services	1.8

100.8

94

Ohio National Fund, Inc.	Income Opportunity Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks – 100.8%		Shares	Value
CONSUMER DISCRETIONARY – 10.2%
DIRECTV Class A (Media)	(a)	3,100	$157,542
Time Warner Cable, Inc. (Media)	(b)	2,000	156,080
Target Corp. (Multiline Retail)	(b)	3,300	154,803
AutoZone, Inc. (Specialty Retail)	(a)(b)	400	117,940
Guess?, Inc. (Specialty Retail)		2,500	105,150
Jos. A. Bank Clothiers, Inc. (Specialty Retail)	(a)(b)	2,050	102,520
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	400	26,204
Ross Stores, Inc. (Specialty Retail)		700	56,084
TJX Cos., Inc. (Specialty Retail)	(b)	3,400	178,602
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		1,200	50,100

			1,105,025

CONSUMER STAPLES – 11.7%
PepsiCo, Inc. (Beverages)	(b)	1,492	105,082
CVS Caremark Corp. (Food & Staples Retailing)		2,200	82,676
Walgreen Co. (Food & Staples Retailing)		1,900	80,674
Wal-Mart Stores, Inc. (Food & Staples Retailing)		2,200	116,908
Archer-Daniels-Midland Co. (Food Products)		5,000	150,750
Bunge Ltd. (Food Products)		1,000	68,950
J.M. Smucker Co. / The (Food Products)		1,100	84,084
Kellogg Co. (Food Products)		1,400	77,448
Nestle SA – ADR (Food Products)		1,300	81,094
Unilever PLC – ADR (Food Products)		1,900	61,541
Colgate-Palmolive Co. (Household Products)		900	78,669
Kimberly-Clark Corp. (Household Products)		1,100	73,216
Procter & Gamble Co. / The (Household Products)		2,100	133,497
Altria Group, Inc. (Tobacco)	(b)	3,100	81,871

			1,276,460

ENERGY – 10.0%
Chevron Corp. (Oil, Gas & Consumable Fuels)	(b)	2,400	246,816
China Petroleum & Chemical Corp. – ADR (Oil, Gas & Consumable Fuels)		700	71,008
ConocoPhillips (Oil, Gas & Consumable Fuels)	(b)	3,000	225,570
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		3,300	268,554
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		1,400	91,924
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	(b)	1,300	135,252
Royal Dutch Shell PLC – ADR (Oil, Gas & Consumable Fuels)		700	49,791

			1,088,915

FINANCIALS – 9.8%
Ameriprise Financial, Inc. (Capital Markets)	(b)	500	28,840
Bank of New York Mellon Corp. / The (Capital Markets)		2,100	53,802
American Express Co. (Consumer Finance)	(b)	1,400	72,380
Cash America International, Inc. (Consumer Finance)		1,700	98,379
Ezcorp, Inc. Class A (Consumer Finance)	(a)(b)	2,900	103,168
CME Group, Inc. (Diversified Financial Svs.)		200	58,318
IntercontinentalExchange, Inc. (Diversified Financial Svs.)	(a)	500	62,355
NASDAQ OMX Group, Inc. / The (Diversified Financial Svs.)	(a)	2,100	53,130
American Financial Group, Inc. (Insurance)		1,300	46,397
Assurant, Inc. (Insurance)		1,100	39,897
Delphi Financial Group, Inc. Class A (Insurance)	(b)	1,500	43,815
Loews Corp. (Insurance)		2,000	84,180
Prudential Financial, Inc. (Insurance)	(b)	2,700	171,693
Torchmark Corp. (Insurance)	(b)	1,700	109,038
Travelers Cos., Inc. / The (Insurance)	(b)	600	35,028

			1,060,420

HEALTH CARE – 12.4%
Becton Dickinson and Co. (Health Care Equip. & Supplies)	(b)	1,300	112,021
C.R. Bard, Inc. (Health Care Equip. & Supplies)		1,700	186,762

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Medtronic, Inc. (Health Care Equip. & Supplies)		3,400	$131,002
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)(b)	1,600	112,032
AmerisourceBergen Corp. (Health Care Providers & Svs.)	(b)	2,400	99,360
Cardinal Health, Inc. (Health Care Providers & Svs.)	(b)	1,900	86,298
Express Scripts, Inc. (Health Care Providers & Svs.)	(a)(b)	900	48,582
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	600	58,074
Lincare Holdings, Inc. (Health Care Providers & Svs.)		2,100	61,467
Medco Health Solutions, Inc. (Health Care Providers & Svs.)	(a)	1,700	96,084
Bristol-Myers Squibb Co. (Pharmaceuticals)	(b)	3,500	101,360
Eli Lilly & Co. (Pharmaceuticals)	(b)	3,000	112,590
Johnson & Johnson (Pharmaceuticals)		900	59,868
Merck & Co., Inc. (Pharmaceuticals)		2,300	81,167

			1,346,667

INDUSTRIALS – 20.8%
General Dynamics Corp. (Aerospace & Defense)		500	37,260
Northrop Grumman Corp. (Aerospace & Defense)	(b)	1,400	97,090
Raytheon Co. (Aerospace & Defense)		1,300	64,805
United Technologies Corp. (Aerospace & Defense)	(b)	1,400	123,914
United Parcel Service, Inc. Class B (Air Freight & Logistics)	(b)	1,200	87,516
Cooper Industries PLC (Electrical Equip.)		1,200	71,604
3M Co. (Industrial Conglomerates)	(b)	2,600	246,610
General Electric Co. (Industrial Conglomerates)	(b)	7,800	147,108
Siemens AG – ADR (Industrial Conglomerates)	(b)	1,200	165,036
Barnes Group, Inc. (Machinery)		2,400	59,544
Caterpillar, Inc. (Machinery)	(b)	2,100	223,566
Danaher Corp. (Machinery)	(b)	1,600	84,784
Deere & Co. (Machinery)	(b)	1,200	98,940
Dover Corp. (Machinery)		2,000	135,600
Ingersoll-Rand PLC (Machinery)		2,000	90,820
CSX Corp. (Road & Rail)	(b)	9,600	251,712
Union Pacific Corp. (Road & Rail)	(b)	1,900	198,360
W.W. Grainger, Inc. (Trading Companies & Distributors)	(b)	500	76,825

			2,261,094

INFORMATION TECHNOLOGY – 11.8%
Apple, Inc. (Computers & Peripherals)	(a)(b)	1,000	335,670
Arrow Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,200	91,300
Accenture PLC Class A (IT Svs.)		2,100	126,882
Automatic Data Processing, Inc. (IT Svs.)		2,400	126,432
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	500	36,670
International Business Machines Corp. (IT Svs.)	(b)	2,400	411,720
Intel Corp. (Semiconductors & Equip.)	(b)	6,900	152,904

			1,281,578

MATERIALS – 7.3%
Air Products & Chemicals, Inc. (Chemicals)		1,300	124,254
CF Industries Holdings, Inc. (Chemicals)		300	42,501
E.I. du Pont de Nemours & Co. (Chemicals)		2,800	151,340
Monsanto Co. (Chemicals)		800	58,032
Potash Corp of Saskatchewan, Inc. (Chemicals)	(b)	800	45,592
Praxair, Inc. (Chemicals)		1,100	119,229
Rock-Tenn Co. Class A (Containers & Packaging)		2,100	139,314
BHP Billiton Ltd. – ADR (Metals & Mining)		400	37,852
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)	(b)	1,400	74,060

			792,174

TELECOMMUNICATION SERVICES – 1.8%
AT&T, Inc. (Diversified Telecom. Svs.)	(b)	1,800	56,538

95	(continued)

Ohio National Fund, Inc.	Income Opportunity Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks (Continued)		Shares	Value
TELECOMMUNICATION SERVICES (continued)
Verizon Communications, Inc. (Diversified Telecom. Svs.)	(b)	2,300	$85,629
SK Telecom Co. Ltd. – ADR (Wireless Telecom. Svs.)		2,800	52,360

			194,527

UTILITIES – 5.0%
PPL Corp. (Electric Utilities)		2,700	75,141
Southern Co. (Electric Utilities)	(b)	2,200	88,836
AGL Resources, Inc. (Gas Utilities)	(b)	2,700	109,917
UGI Corp. (Gas Utilities)		2,500	79,725
Sempra Energy (Multi-Utilities)		1,500	79,320
Xcel Energy, Inc. (Multi-Utilities)		2,200	53,460
American Water Works Co., Inc. (Water Utilities)		1,800	53,010

			539,409

Total Common Stocks (Cost $9,457,021)			$10,946,269

Purchased Options – 0.1%		Contracts (c)	Value
S&P 500 Index Put Option Expiration: August 2011, Exercise Price: $1,245.00		16	$16,000

Total Purchased Options (Cost $48,538)			$16,000

Money Market Funds – 1.9%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		206,000	$206,000

Total Money Market Funds (Cost $206,000)			$206,000

Total Investments – 102.8% (Cost $9,711,559)	(d)		$11,168,269
Total Written Options Outstanding – (2.1)% (see following schedule)			(231,468)
Liabilities in Excess of Other Assets – (0.7)%			(73,105)

Net Assets – 100.0%			$10,863,696

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security is fully or partially pledged as collateral for written call options outstanding. Outstanding written call options are presented in the following schedule.

(c)	100 shares per contract.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

96

Ohio National Fund, Inc.	Income Opportunity Portfolio

Schedule of Written Options Outstanding	June 30, 2011 (Unaudited)

	Contracts*	Value
S&P 500 Index Call Option
Expiration: August 2011,
Exercise Price: $1,290.00	42	$191,268
S&P 500 Index Call Option
Expiration: August 2011,
Exercise Price: $1,310.00	12	40,200

Total Written Options Outstanding (Premiums received $132,077)	54	$231,468

*	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

97

Ohio National Fund, Inc.	Target VIP Portfolio

Objective/Strategy

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model which applies separate uniquely specialized strategies.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	39.70%
Five years	0.48%
Since inception (11/2/05)	0.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the Target VIP Portfolio returned 8.45% versus 6.35% for the current benchmark, the Russell 3000 Index.

Stock selection accounted for the out-performance over the six-month period as sector allocation was a modest drag on relative returns. Positive stock selection in the Information Technology sector was the biggest contributor to relative performance. Positive stock selection along with an underweight in Financials, the only sector in the benchmark to post a negative return for the six-month period, also added to relative performance. Stock selection in Consumer Discretionary, Consumer Staples, and Telecommunication Services was also positive. Stock selection in Industrials was a modest drag on relative performance, as was an underweight in Energy, the second best sector in the benchmark for the period. (1)

The Portfolio’s best performers were GT Solar International, Inc., Fossil, Inc., Biogen Idec, Inc., Netflix, Inc., and Teradata Corp. The worst performers were Smith Micro Software, Inc., Oclaro, Inc., USEC, Inc., Finisar Corp., and Tata Motors Ltd. – ADR. The Portfolio’s top contributors to performance were Baidu, Inc. – ADR, Netflix, Inc., International Business Machines Corp., Biogen Idec, Inc., and Fossil, Inc. The top detractors to performance were Ford Motor Co., Tata Motors Ltd. – ADR, Smith Micro Software, Inc., Microsoft Corp., and Finisar Corp. (1)

U.S. stocks posted solid gains in the first half of 2011, building off of the rally that started in March 2009. Strong earnings growth by corporate America fueled the gains. The period was not without its share of turbulence, however, as unrest in the Middle East and Africa, a tsunami and resultant nuclear disaster in Japan, and moderating economic growth at home weighed on stocks at various times over the period.

The year started where it left off in 2010, with equities rising steadily through mid-February. According to Standard & Poor’s, fourth quarter operating earnings per share grew almost 28% compared to the prior year quarter. The rally faltered briefly through mid-March as rising unrest in the Middle East and North Africa and the nuclear disaster in Japan compelled investors to take risk off the table. The Middle East tensions pushed oil well above $100/barrel and took energy shares along with it. Energy was the best performing sector in the first quarter by a wide margin.

Following the brief pull back, equities resumed their rally to new 2011 highs by the end of April. Strong corporate earnings and the general perception of equities’ relative attractiveness versus other asset classes drove the performance. Commodities, particularly gold, silver and oil, continued to gain alongside equities.

Equities stumbled during the latter portion of the period as economic data cast doubt on the strength of the economy. Employment growth remained sluggish while consumer confidence and industrial activity slumped. The re-emergence of European sovereign debt worries, especially in Greece, added further to the selloff. During this period defensive sectors led as investors reduced risk exposure. Health Care was the best performing sector for both the second quarter and first half of 2011 due to its defensive characteristics and cheap valuations.

We have a positive outlook on the economy and equity markets for the second half of 2011. We view the recent softness in the economic data as temporary and expect economic growth to prove resilient in the second half of 2011. Given this outlook, we look for equities to post further gains. Given the Portfolio’s well diversified holdings, we expect it to participate in the upside.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

98	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Common Stocks (3)	98.3
Money Market Funds and Other Net Assets	1.7

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. Apple, Inc.	3.9
2. International Business Machines Corp.	3.6
3. McDonald’s Corp.	3.3
4. AT&T, Inc.	3.3
5. Home Depot, Inc.	3.2
6. Ford Motor Co.	3.1
7. Microsoft Corp.	2.8
8. eBay, Inc.	2.5
9. Texas Instruments, Inc.	2.3
10. Baidu, Inc. – ADR	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	28.6
Consumer Discretionary	26.0
Telecommunication Services	8.6
Financials	8.4
Health Care	6.2
Utilities	6.1
Industrials	5.4
Energy	4.6
Consumer Staples	2.8
Materials	1.6

98.3

99

Ohio National Fund, Inc.	Target VIP Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks – 98.3%		Shares	Value
CONSUMER DISCRETIONARY – 26.0%
Autoliv, Inc. (Auto Components)		3,104	$243,509
Tenneco, Inc. (Auto Components)	(a)	2,130	93,869
TRW Automotive Holdings Corp. (Auto Components)	(a)	4,213	248,693
Ford Motor Co. (Automobiles)	(a)	53,915	743,488
Pre-Paid Legal Services, Inc. (Diversified Consumer Svs.)	(a)	916	60,905
McDonald’s Corp. (Hotels, Restaurants & Leisure)		9,382	791,090
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		6,717	117,783
Liberty Media Corp – Interactive (Internet & Catalog Retail)	(a)	7,845	131,561
Netflix, Inc. (Internet & Catalog Retail)	(a)	1,523	400,077
priceline.com, Inc. (Internet & Catalog Retail)	(a)	679	347,600
Sturm Ruger & Co., Inc. (Leisure Equip. & Products)		1,761	38,654
Arbitron, Inc. (Media)		2,554	105,557
Valassis Communications, Inc. (Media)	(a)	1,737	52,631
Virgin Media, Inc. (Media)		4,380	131,093
Dillard’s, Inc. Class A (Multiline Retail)		2,043	106,522
Dollar Tree, Inc. (Multiline Retail)	(a)	1,722	114,720
Family Dollar Stores, Inc. (Multiline Retail)		1,851	97,289
AutoZone, Inc. (Specialty Retail)	(a)	643	189,589
Childrens Place Retail Stores, Inc. / The (Specialty Retail)	(a)	2,430	108,111
Hibbett Sports, Inc. (Specialty Retail)	(a)	2,626	106,904
Home Depot, Inc. (Specialty Retail)		20,703	749,863
Monro Muffler Brake, Inc. (Specialty Retail)		2,836	105,754
Pier 1 Imports, Inc. (Specialty Retail)	(a)	3,401	39,350
Ross Stores, Inc. (Specialty Retail)		1,644	131,717
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	6,324	108,140
Vitamin Shoppe, Inc. (Specialty Retail)	(a)	2,636	120,623
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	1,390	122,515
Fossil, Inc. (Textiles, Apparel & Luxury Goods)	(a)	2,339	275,347
G-III Apparel Group Ltd. (Textiles, Apparel & Luxury Goods)	(a)	1,812	62,478
Maidenform Brands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	2,214	61,239
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	3,956	148,390

			6,155,061

CONSUMER STAPLES – 2.8%
Diamond Foods, Inc. (Food Products)		2,073	158,253
Mead Johnson Nutrition Co. (Food Products)		686	46,339
Lorillard, Inc. (Tobacco)		496	54,000
Philip Morris International, Inc. (Tobacco)		6,020	401,955

			660,547

ENERGY – 4.6%
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	271	12,138
RPC, Inc. (Energy Equip. & Svs.)		5,256	128,982
ENI SpA – ADR (Oil, Gas & Consumable Fuels)		4,350	206,843
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		5,829	474,364
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	154	10,475
Total SA – ADR (Oil, Gas & Consumable Fuels)		3,542	204,869
USEC, Inc. (Oil, Gas & Consumable Fuels)	(a)	10,950	36,573

			1,074,244

FINANCIALS – 8.4%
Banco Bilbao Vizcaya Argentaria SA – ADR (Commercial Banks)		18,895	221,827
Banco Santander SA – ADR (Commercial Banks)		17,983	206,984
Bank of the Ozarks, Inc. (Commercial Banks)		1,603	83,452
Community Bank System, Inc. (Commercial Banks)		3,156	78,237
FNB Corp. (Commercial Banks)		10,869	112,494
Susquehanna Bancshares, Inc. (Commercial Banks)		12,354	98,832
Ezcorp, Inc. Class A (Consumer Finance)	(a)	4,401	156,566
World Acceptance Corp. (Consumer Finance)	(a)	1,501	98,421

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Portfolio Recovery Associates, Inc. (Diversified Financial Svs.)	(a)	1,620	$137,360
ACE Ltd. (Insurance)		1,695	111,565
Berkshire Hathaway, Inc. Class B (Insurance)	(a)	5,188	401,499
Chubb Corp. (Insurance)		1,525	95,480
Zurich Financial Services AG – ADR (Insurance)	(a)	7,345	186,122

			1,988,839

HEALTH CARE – 6.2%
Biogen Idec, Inc. (Biotechnology)	(a)	3,010	321,829
C.R. Bard, Inc. (Health Care Equip. & Supplies)		1,178	129,415
Cyberonics, Inc. (Health Care Equip. & Supplies)	(a)	2,638	73,732
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	1,524	106,710
Air Methods Corp. (Health Care Providers & Svs.)	(a)	1,177	87,969
Hanger Orthopedic Group, Inc. (Health Care Providers & Svs.)	(a)	3,118	76,297
Parexel International Corp. (Life Sciences Tools & Svs.)	(a)	5,514	129,910
AstraZeneca PLC – ADR (Pharmaceuticals)		4,116	206,088
GlaxoSmithKline PLC – ADR (Pharmaceuticals)		4,840	207,636
Impax Laboratories, Inc. (Pharmaceuticals)	(a)	6,051	131,851

			1,471,437

INDUSTRIALS – 5.4%
GeoEye, Inc. (Aerospace & Defense)	(a)	2,094	78,316
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	(a)	553	19,079
Northrop Grumman Corp. (Aerospace & Defense)		3,505	243,072
Park-Ohio Holdings Corp. (Air Freight & Logistics)	(a)	1,700	35,938
U.S. Airways Group, Inc. (Airlines)	(a)	5,593	49,834
Joy Global, Inc. (Machinery)		1,435	136,669
NN, Inc. (Machinery)	(a)	2,983	44,626
Pall Corp. (Machinery)		1,393	78,328
Tata Motors Ltd. – ADR (Machinery)		18,619	419,114
United Rentals, Inc. (Trading Companies & Distributors)	(a)	2,148	54,559
W.W. Grainger, Inc. (Trading Companies & Distributors)		831	127,683

			1,287,218

INFORMATION TECHNOLOGY – 28.6%
Finisar Corp. (Communications Equip.)	(a)	2,893	52,161
Netgear, Inc. (Communications Equip.)	(a)	3,402	148,735
Oclaro, Inc. (Communications Equip.)	(a)	4,661	31,322
Apple, Inc. (Computers & Peripherals)	(a)	2,775	931,484
SanDisk Corp. (Computers & Peripherals)	(a)	3,273	135,830
DTS, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,610	65,286
Power-One, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,476	28,156
Vishay Intertechnology, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5,330	80,163
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	3,673	514,697
eBay, Inc. (Internet Software & Svs.)	(a)	18,054	582,603
j2 Global Communications, Inc. (Internet Software & Svs.)	(a)	4,321	121,982
Cardtronics, Inc. (IT Svs.)	(a)	4,000	93,800
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	4,147	304,141
International Business Machines Corp. (IT Svs.)		4,930	845,742
Teradata Corp. (IT Svs.)	(a)	2,352	141,590
Altera Corp. (Semiconductors & Equip.)		4,328	200,603
Atmel Corp. (Semiconductors & Equip.)	(a)	16,401	230,762
Fairchild Semiconductor International, Inc. (Semiconductors & Equip.)	(a)	4,396	73,457
GT Solar International, Inc. (Semiconductors & Equip.)	(a)	13,593	220,207
Lam Research Corp. (Semiconductors & Equip.)	(a)	1,707	75,586
RF Micro Devices, Inc. (Semiconductors & Equip.)	(a)	9,860	60,343
Texas Instruments, Inc. (Semiconductors & Equip.)		16,339	536,409
TriQuint Semiconductor, Inc. (Semiconductors & Equip.)	(a)	5,626	57,329

100	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Xilinx, Inc. (Semiconductors & Equip.)		3,639	$132,714
ACI Worldwide, Inc. (Software)	(a)	3,105	104,856
Microsoft Corp. (Software)		25,824	671,424
Netscout Systems, Inc. (Software)	(a)	3,896	81,387
Smith Micro Software, Inc. (Software)	(a)	3,245	13,661
Synchronoss Technologies, Inc. (Software)	(a)	3,439	109,119
Ultimate Software Group, Inc. (Software)	(a)	2,371	129,054

			6,774,603

MATERIALS – 1.6%
Innophos Holdings, Inc. (Chemicals)		2,026	98,869
PPG Industries, Inc. (Chemicals)		292	26,511
Sherwin-Williams Co. / The (Chemicals)		194	16,271
Boise, Inc. (Containers & Packaging)		8,019	62,468
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		1,686	89,189
KapStone Paper and Packaging Corp. (Paper & Forest Products)	(a)	4,358	72,212

			365,520

TELECOMMUNICATION SERVICES – 8.6%
AT&T, Inc. (Diversified Telecom. Svs.)		24,643	774,037
Deutsche Telekom AG – ADR (Diversified Telecom. Svs.)		14,874	232,481
France Telecom SA – ADR (Diversified Telecom. Svs.)		9,056	192,802
General Communication, Inc. Class A (Diversified Telecom. Svs.)	(a)	2,724	32,879
Koninklijke KPN NV – ADR (Diversified Telecom. Svs.)		12,975	189,954

Common Stocks (Continued)		Shares	Value
TELECOMMUNICATION SERVICES (continued)
Telefonica SA – ADR (Diversified Telecom. Svs.)		8,360	$204,736
MetroPCS Communications, Inc. (Wireless Telecom. Svs.)	(a)	12,689	218,378
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		7,222	192,972

			2,038,239

UTILITIES – 6.1%
E.ON AG – ADR (Electric Utilities)		6,278	178,546
Enel SpA – ADR (Electric Utilities)		38,017	249,772
Iberdrola SA – ADR (Electric Utilities)		6,191	221,266
Scottish & Southern Energy PLC – ADR (Electric Utilities)		9,768	219,975
GDF Suez – ADR (Multi-Utilities)		5,244	192,717
National Grid PLC – ADR (Multi-Utilities)		4,270	211,066
RWE AG – ADR (Multi-Utilities)		2,878	159,729

			1,433,071

Total Common Stocks (Cost $20,845,192)			$23,248,779

Money Market Funds – 1.5%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		369,000	$369,000

Total Money Market Funds (Cost $369,000)			$369,000

Total Investments – 99.8% (Cost $21,214,192)	(b)		$23,617,779
Other Assets in Excess of Liabilities – 0.2%			38,470

Net Assets – 100.0%			$23,656,249

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

101

Ohio National Fund, Inc.	Target Equity/Income Portfolio

Objective/Strategy

The Target Equity/Income Portfolio seeks an above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	29.20%
Five years	-0.93%
Since inception (11/2/05)	-0.87%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the Target Equity/Income Portfolio returned 2.32% versus 6.35% for the current benchmark, the Russell 3000 Index.

Stock selection, particularly in the Consumer Discretionary and Industrials sectors, was primarily responsible for the relative under-performance. The Portfolio’s minimal Health Care exposure was also a drag on relative performance as it was the top performing sector in the benchmark for the period. An underweight in Financials helped offset some of the relative under-performance, as the sector was the worst performer in the benchmark. A large overweight in Utilities along with positive stock selection in the Energy and Materials sectors also contributed positively to relative performance. (1)

The Portfolio’s top performers were Fossil, Inc., Dillards, Inc., MetroPCS Communications, Inc., RPC, Inc., and MeadWestvaco Corp. The worst performers were Finisar Corp., Tata Motors Ltd. – ADR, Power-One, Inc., Ford Motor Co., and RF Micro Devices, Inc. The Portfolio’s top contributors to performance were Fossil, Inc., MetroPCS Communications, Inc., MeadWestvaco Corp., RPC, Inc., and Northrop Grumman Corp. The largest detractors to performance were Ford Motor Co., Tata Motors Ltd. – ADR, Finisar Corp., CenturyLink, Inc., and RF Micro Devices, Inc. (1)

U.S. stocks posted solid gains in the first half of 2011, building off of the rally that started in March 2009. Strong earnings growth by corporate America fueled the gains. The period was not without its share of turbulence, however, as unrest in the Middle East and Africa, a tsunami and resultant nuclear disaster in Japan, and moderating economic growth at home weighed on stocks at various times over the period.

The year started where it left off in 2010 with equities rising steadily through mid-February. According to Standard & Poor’s, fourth quarter operating earnings per share grew almost 28% compared to the prior year quarter. The rally faltered briefly through mid-March as rising unrest in the Middle East and North Africa and the nuclear disaster in Japan compelled investors to take risk off the table. The Middle East tensions pushed oil well above $100/barrel and took energy shares along with it. Energy was the best performing sector in the first quarter by a wide margin.

Following the brief pull back, equities resumed their rally to new 2011 highs by the end of April. Strong corporate earnings and the general perception of equities’ relative attractiveness versus other asset classes drove the performance. Commodities, particularly gold, silver and oil, continued to gain alongside equities.

Equities stumbled during the latter portion of the period as economic data cast doubt on the strength of the economy. Employment growth remained sluggish while consumer confidence and industrial activity slumped. The re-emergence of European sovereign debt worries, especially in Greece, added further to the selloff. During this period defensive sectors led as investors reduced risk exposure. Health Care was the best performing sector for both the second quarter and first half of 2011 due to its defensive characteristics and cheap valuations. Equities then rallied sharply in the final week of the period to end the first half of the year on a high note. For the first half, the S&P 500 Index returned 6.0% while the S&P 400 Midcap Index and S&P 600 SmallCap Index returned 8.6% and 7.5%, respectively.

We have a positive outlook on the economy and equity markets for the second half of 2011. We view the recent softness in the economic data as temporary and expect economic growth to prove resilient in the second half of 2011. Given this outlook, we look for equities to post further gains. Given the Portfolio’s balance between dividends and growth, we expect it to participate in the upside.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

102	(continued)

Ohio National Fund, Inc.	Target Equity/Income Portfolio (Continued)

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Common Stocks (3)	98.9
Money Market Funds and Other Net Assets	1.1

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. Ford Motor Co.	10.0
2. Tata Motors Ltd. – ADR	5.6
3. Fossil, Inc.	3.7
4. TRW Automotive Holdings Corp.	3.3
5. Autoliv, Inc.	3.3
6. Atmel Corp.	3.1
7. MeadWestvaco Corp.	3.1
8. MetroPCS Communications, Inc.	2.9
9. NiSource, Inc.	2.8
10. R.R. Donnelley & Sons Co.	2.8

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Sectors:

% of Net Assets
Consumer Discretionary	29.8
Utilities	20.5
Industrials	15.9
Financials	9.3
Telecommunication Services	8.1
Information Technology	7.8
Energy	4.4
Materials	3.1

98.9

103

Ohio National Fund, Inc.	Target Equity/Income Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks – 98.9%		Shares	Value
CONSUMER DISCRETIONARY – 29.8%
Autoliv, Inc. (Auto Components)		10,853	$851,418
Tenneco, Inc. (Auto Components)	(a)	7,448	328,233
TRW Automotive Holdings Corp. (Auto Components)	(a)	14,735	869,807
Ford Motor Co. (Automobiles)	(a)	188,529	2,599,815
Leggett & Platt, Inc. (Household Durables)		27,358	666,988
Valassis Communications, Inc. (Media)	(a)	6,074	184,042
Dillard’s, Inc. Class A (Multiline Retail)		7,145	372,540
Pier 1 Imports, Inc. (Specialty Retail)	(a)	11,891	137,579
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	22,114	378,149
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	4,858	428,184
Fossil, Inc. (Textiles, Apparel & Luxury Goods)	(a)	8,181	963,067

			7,779,822

ENERGY – 4.4%
RPC, Inc. (Energy Equip. & Svs.)		18,378	450,996
Chevron Corp. (Oil, Gas & Consumable Fuels)		6,911	710,727

			1,161,723

FINANCIALS – 9.3%
FNB Corp. (Commercial Banks)		62,956	651,595
Allstate Corp. / The (Insurance)		19,789	604,158
Cincinnati Financial Corp. (Insurance)		19,752	576,363
First Niagara Financial Group, Inc. (Thrifts & Mortgage Finance)		44,438	586,582

			2,418,698

INDUSTRIALS – 15.9%
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	(a)	1,535	52,958
Northrop Grumman Corp. (Aerospace & Defense)		9,733	674,984
Park-Ohio Holdings Corp. (Air Freight & Logistics)	(a)	5,945	125,677
U.S. Airways Group, Inc. (Airlines)	(a)	19,555	174,235
Masco Corp. (Building Products)		49,682	597,675
R.R. Donnelley & Sons Co. (Commercial Svs. & Supplies)		36,926	724,119
NN, Inc. (Machinery)	(a)	10,429	156,018
Tata Motors Ltd. – ADR (Machinery)		65,108	1,465,581
United Rentals, Inc. (Trading Companies & Distributors)	(a)	7,510	190,754

			4,162,001

INFORMATION TECHNOLOGY – 7.8%
Finisar Corp. (Communications Equip.)	(a)	10,118	182,428

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Power-One, Inc. (Electronic Equip., Instr. & Comp.)	(a)	12,154	$98,447
Vishay Intertechnology, Inc. (Electronic Equip., Instr. & Comp.)	(a)	18,640	280,346
Atmel Corp. (Semiconductors & Equip.)	(a)	57,351	806,929
Fairchild Semiconductor International, Inc. (Semiconductors & Equip.)	(a)	15,372	256,866
RF Micro Devices, Inc. (Semiconductors & Equip.)	(a)	34,482	211,030
TriQuint Semiconductor, Inc. (Semiconductors & Equip.)	(a)	19,676	200,498

			2,036,544

MATERIALS – 3.1%
MeadWestvaco Corp. (Paper & Forest Products)		23,974	798,574

TELECOMMUNICATION SERVICES – 8.1%
AT&T, Inc. (Diversified Telecom. Svs.)		21,544	676,697
CenturyLink, Inc. (Diversified Telecom. Svs.)		13,653	551,991
General Communication, Inc. Class A (Diversified Telecom. Svs.)	(a)	9,525	114,967
MetroPCS Communications, Inc. (Wireless Telecom. Svs.)	(a)	44,371	763,625

			2,107,280

UTILITIES – 20.5%
Cleco Corp. (Electric Utilities)		20,343	708,954
Edison International (Electric Utilities)		16,300	631,625
Entergy Corp. (Electric Utilities)		8,883	606,531
Pinnacle West Capital Corp. (Electric Utilities)		15,142	675,030
Alliant Energy Corp. (Multi-Utilities)		17,134	696,668
Black Hills Corp. (Multi-Utilities)		20,799	625,842
Integrys Energy Group, Inc. (Multi-Utilities)		12,879	667,647
NiSource, Inc. (Multi-Utilities)		35,816	725,274

			5,337,571

Total Common Stocks (Cost $25,206,307)			$25,802,213

Money Market Funds – 1.0%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		254,000	$254,000

Total Money Market Funds (Cost $254,000)			$254,000

Total Investments – 99.9% (Cost $25,460,307)	(b)		$26,056,213
Other Assets in Excess of Liabilities – 0.1%			24,084

Net Assets – 100.0%			$26,080,297

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

104

Ohio National Fund, Inc.	Bristol Growth Portfolio

Objective/Strategy

The Bristol Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2011

Average Annual Total Returns:
One year	31.64%
Since inception (5/1/07)	1.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2011, the Bristol Growth Portfolio returned 6.71% versus 6.83% for the current benchmark, the Russell 1000 Growth Index.

The Portfolio’s overweight in the Financials sector was the major reason for the slight relative under-performance. Continued worries about the debt crisis in Europe, the lack of clarity on resolution of the mortgage meltdown in the U.S., the inability to clearly define capital requirements for the largest bank, and lower than expected interest rates combined to negatively impact the Financials sector.

The Portfolio’s best performers were SunPower Corp., Medicis Pharmaceutical Corp., Rockwell Automation, Caterpillar, Inc., and Johnson Controls, Inc. The worst performers were Bank of America Corp., Royal Caribbean Cruises, Advanced Micro Devices, Inc., United Continental Holdings, Inc., and Hanesbrands, Inc. The Portfolio’s top contributors to performance were SunPower Corp., International Business Machines Corp., QUALCOMM, Inc., Caterpillar, Inc., and Medicis Pharmaceutical Corp. The Portfolio’s largest detractors to performance were Google, Inc., Bank of America Corp., Royal Caribbean Cruises, Cisco Systems, Inc., and Advanced Micro Devices, Inc.(1)

Top contributors to the Portfolio’s performance included SunPower Corp., which benefited performance when Total, a French multi-national oil company took over a controlling stake of SunPower Corp., relatively contributing 86 basis points. Medicis Pharmaceutical Corp. contributed 46 basis points due to a settlement with Teva Pharmaceutical Industries in regards to a patent on their most profitable product, Solodyn. During the first quarter, Rockwell Automation, Inc. contributed 42 basis points as they exceeded estimates due to their positioning in China. Caterpillar, Inc. beat and raised estimates with continued strength in the growth of its mining and equipment markets, which contributed 36 basis points. Due to a rise in its earnings estimates, Johnson Controls, Inc. contributed 36 basis points as the company provided better prospects for faster recovery from supply disruptions from Japan’s disaster.(1)

Detractors to the Portfolio’s performance during the six-month period included Bank of America Corp., which detracted from performance of the Portfolio by 44 basis points as a series of mortgage repurchase settlements were more costly than investor expectations. Royal Caribbean Cruises Ltd. under-performed by 37 basis points due to high oil prices and weak demand in Europe. Advanced Micro Devices, Inc. under-performed by 29 basis points due to low yields and production issues for new microprocessors. United Continental Holdings, Inc. detracted from the Portfolio 25 basis points, because of higher oil prices combined with slightly weaker revenue in June due to the weaker economy. Hanesbrands, Inc. under-performed by 23 basis points due to concerns on higher costs for cotton and transportation and their inability to offset price concerns.(1)

The Portfolio’s main sector weight changes were an addition to Consumer Discretionary and a lessening of exposure to Information Technology. This was not done with any particular macro intent, as both probably exhibit similar correlations to Gross Domestic Product growth, consumer spending, and general market sentiment. Specifically, we added Abercrombie & Fitch Co., Starbucks Corporation, Hanesbrands, Inc., MGM Resorts International, and United Continental Holdings, Inc. while selling Cisco Systems, Inc., Microsoft Corp., Oracle Corp., Hewlett-Packard Co., and SunPower Corp.(1)

The dominant theme was that the world would continue to recover from the 2008 recession. That does not seem to be happening as swiftly and robustly as one would have hoped. The chance of a second global recession still looms on the horizon. Although earnings beat expectations for many of the cyclical sectors, including Consumer Discretionary and Industrials, this would not be the case if the world fell into a global recession.(1)

If Europe can’t get a handle on its debt problems in the weaker nations, and if the U.S. can’t recover from a recession while simultaneously also dealing with its longer term deficit problem, then it seems likely we will experience a second, perhaps deeper and longer, recession.

We are hopeful that job growth will re-accelerate in the U.S., that Europe can deal with its debt problems, that somehow the U.S. can come to some longer-term resolution on the deficit, and that there will be less macro shocks like Japanese earthquakes and civil wars through the Middle East and North Africa.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2011.

105	(continued)

Ohio National Fund, Inc.	Bristol Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values. The index presented herein includes the effects of requested dividends.

Portfolio Composition as of June 30, 2011 (1)

% of Net Assets
Common Stocks (3)	96.5
Money Market Funds and Other Net Assets	3.5

100.0

Top 10 Portfolio Holdings as of June 30, 2011 (1) (2)

% of Net Assets
1. Apple, Inc.	4.3
2. International Business Machines Corp.	3.8
3. Exxon Mobil Corp.	2.9
4. Google, Inc. Class A	2.8
5. Qualcomm, Inc.	2.4
6. Avago Technologies Ltd.	2.2
7. Citrix Systems, Inc.	2.2
8. Starbucks Corp.	2.2
9. Johnson Controls, Inc.	2.1
10. Warner Chilcott PLC Class A	2.1

(1	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	26.1
Consumer Discretionary	17.9
Industrials	14.5
Energy	14.0
Financials	7.2
Health Care	5.8
Consumer Staples	5.5
Materials	5.5

96.5

106

Ohio National Fund, Inc.	Bristol Growth Portfolio

Schedule of Investments	June 30, 2011 (Unaudited)

Common Stocks – 96.5%		Shares	Value
CONSUMER DISCRETIONARY – 17.9%
Johnson Controls, Inc. (Auto Components)		50,400	$2,099,664
MGM Resorts International (Hotels, Restaurants & Leisure)	(a)	35,800	472,918
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(a)	47,600	1,791,664
Starbucks Corp. (Hotels, Restaurants & Leisure)		53,400	2,108,766
Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)		21,400	1,199,256
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	8,700	1,779,063
Abercrombie & Fitch Co. Class A (Specialty Retail)		25,100	1,679,692
Tiffany & Co. (Specialty Retail)		16,700	1,311,284
Coach, Inc. (Textiles, Apparel & Luxury Goods)		26,700	1,706,931
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	53,100	1,516,005
Warnaco Group, Inc. / The (Textiles, Apparel & Luxury Goods)	(a)	34,500	1,802,625

			17,467,868

CONSUMER STAPLES – 5.5%
H.J. Heinz Co. (Food Products)		35,300	1,880,784
Kellogg Co. (Food Products)		33,400	1,847,688
Kraft Foods, Inc. Class A (Food Products)		46,700	1,645,241

			5,373,713

ENERGY – 14.0%
Dresser-Rand Group, Inc. (Energy Equip. & Svs.)	(a)	36,600	1,967,250
Halliburton Co. (Energy Equip. & Svs.)		34,900	1,779,900
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		22,600	1,767,546
Chevron Corp. (Oil, Gas & Consumable Fuels)		18,700	1,923,108
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		19,000	1,497,390
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		34,300	2,791,334
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		18,600	1,935,144

			13,661,672

FINANCIALS – 7.2%
Bank of America Corp. (Diversified Financial Svs.)		127,700	1,399,592
JPMorgan Chase & Co. (Diversified Financial Svs.)		46,200	1,891,428
Hartford Financial Services Group, Inc. (Insurance)		60,900	1,605,933
Lincoln National Corp. (Insurance)		42,900	1,222,221
MetLife, Inc. (Insurance)		21,700	951,979

			7,071,153

HEALTH CARE – 5.8%
Cubist Pharmaceuticals, Inc. (Biotechnology)	(a)	16,600	597,434
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	29,700	1,544,103
Medco Health Solutions, Inc. (Health Care Providers & Svs.)	(a)	25,100	1,418,652
Warner Chilcott PLC Class A (Pharmaceuticals)		86,500	2,087,245

			5,647,434

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 14.5%
Honeywell International, Inc. (Aerospace & Defense)		33,100	$1,972,429
FedEx Corp. (Air Freight & Logistics)		19,100	1,811,635
United Parcel Service, Inc. Class B (Air Freight & Logistics)		24,400	1,779,492
United Continental Holdings, Inc. (Airlines)	(a)	72,600	1,642,938
Rockwell Automation, Inc. (Electrical Equip.)		15,000	1,301,400
3M Co. (Industrial Conglomerates)		20,000	1,897,000
Caterpillar, Inc. (Machinery)		18,600	1,980,156
Pentair, Inc. (Machinery)		45,400	1,832,344

			14,217,394

INFORMATION TECHNOLOGY – 26.1%
Qualcomm, Inc. (Communications Equip.)		41,200	2,339,748
Apple, Inc. (Computers & Peripherals)	(a)	12,550	4,212,658
EMC Corp. (Computers & Peripherals)	(a)	69,000	1,900,950
Google, Inc. Class A (Internet Software & Svs.)	(a)	5,410	2,739,516
International Business Machines Corp. (IT Svs.)		21,900	3,756,945
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	169,200	1,182,708
Avago Technologies Ltd. (Semiconductors & Equip.)		56,500	2,147,000
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		71,100	1,817,316
Texas Instruments, Inc. (Semiconductors & Equip.)		43,900	1,441,237
Citrix Systems, Inc. (Software)	(a)	26,500	2,120,000
Electronic Arts, Inc. (Software)	(a)	80,800	1,906,880

			25,564,958

MATERIALS – 5.5%
E.I. du Pont de Nemours & Co. (Chemicals)		36,100	1,951,205
Monsanto Co. (Chemicals)		20,300	1,472,562
Potash Corp of Saskatchewan, Inc. (Chemicals)		33,700	1,920,563

			5,344,330

Total Common Stocks (Cost $86,174,303)			$94,348,522

Money Market Funds – 3.4%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		3,279,000	$3,279,000

Total Money Market Funds (Cost $3,279,000)			$3,279,000

Total Investments – 99.9% (Cost $89,453,303)	(b)		$97,627,522
Other Assets in Excess of Liabilities – 0.1%			112,269

Net Assets – 100.0%			$97,739,791

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

107

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2011 (Unaudited)

	Equity Portfolio	Money Market Portfolio	Bond Portfolio	Omni Portfolio	International Portfolio	Capital Appreciation Portfolio	Millennium Portfolio	International Small-Mid Company Portfolio
Assets:
Investments in securities, at value*	$207,046,324	$264,723,447	$145,057,616	$39,888,671	$210,922,424	$133,062,845	$45,300,524	$79,079,626
Repurchase agreements	3,237,584	14,000,000	7,338,000	—	—	—	—	—
Cash	1	8,061,226	18	1,762	—	18,020	577	—
Foreign currencies, at value**	—	—	—	—	287,724	—	—	19,691
Receivable for securities sold	2,209,339	—	—	654,788	535,479	901,114	636,093	191,623
Variation margin receivable from broker	—	—	—	—	5,043	—	—	—
Due from adviser	—	46,448	—	—	—	—	—	—
Receivable for fund shares sold	1,080,656	1,775,795	194,543	19,856	49,360	41,352	5,371	31,033
Dividends and accrued interest receivable	162,690	4,421	1,576,831	135,489	420,719	85,997	5,421	140,471
Foreign tax reclaim receivable	—	—	—	—	196,508	—	—	54,986
Prepaid expenses and other assets	3,157	3,055	1,450	586	3,013	1,848	586	1,050

Total assets	213,739,751	288,614,392	154,168,458	40,701,152	212,420,270	134,111,176	45,948,572	79,518,480

Liabilities:
Net unrealized depreciation on foreign currency contracts	—	—	—	—	405,070	—	—	—
Payable for securities purchased	1,075,583	—	—	582,658	606,069	1,481,789	1,306,004	1,091,292
Payable for fund shares redeemed	284,821	676,880	875,613	5,842	1,345,182	256,407	155,135	108,654
Payable for investment management services	134,582	58,742	71,726	19,376	139,779	83,889	27,916	63,289
Accrued custody expense	2,078	1,713	704	708	55,918	682	695	15,849
Accrued professional fees	5,818	5,818	5,818	5,818	5,818	5,818	5,818	5,818
Accrued accounting fees	12,263	16,504	11,478	4,643	469	7,963	3,325	469
Accrued printing and filing fees	10,946	15,547	8,418	2,071	10,959	6,832	2,217	4,108
Withholding tax payable	—	—	—	—	83,514	—	—	78,586

Total liabilities	1,526,091	775,204	973,757	621,116	2,652,778	1,843,380	1,501,110	1,368,065

Net assets	$212,213,660	$287,839,188	$153,194,701	$40,080,036	$209,767,492	$132,267,796	$44,447,462	$78,150,415

Net assets consist of:
Par value, $1 per share	$10,589,163	$28,783,931	$11,225,850	$2,382,415	$16,285,635	$6,037,369	$1,835,621	$3,174,704
Paid-in capital in excess of par value	299,183,637	259,055,257	139,280,612	39,580,223	230,563,990	129,562,938	46,615,121	67,074,208
Accumulated net realized gain (loss) on investments	(121,470,647)	—	(15,009,751)	(4,835,008)	(90,880,341)	(22,957,785)	(12,189,423)	(14,399,553)
Net unrealized appreciation (depreciation) on:
Investments	23,277,041	—	9,033,756	2,600,892	48,846,474	19,287,087	8,339,013	21,760,896
Foreign currency contracts	—	—	—	—	(405,070)	—	—	—
Futures contracts	—	—	—	—	13,117	—	—	—
Other foreign currency related transactions	—	—	—	—	7,821	—	—	(62,994)
Undistributed net investment income (loss)	634,466	—	8,664,234	351,514	5,335,866	338,187	(152,870)	603,154

Net assets	$212,213,660	$287,839,188	$153,194,701	$40,080,036	$209,767,492	$132,267,796	$44,447,462	$78,150,415

* Investments in securities, at cost	$183,769,283	$264,723,447	$136,023,860	$37,287,779	$162,075,950	$113,775,758	$36,961,511	$57,318,730

** Foreign currencies, at cost	$—	$—	$—	$—	$287,547	$—	$—	$21,800

Shares outstanding	10,589,163	28,783,931	11,225,850	2,382,415	16,285,635	6,037,369	1,835,621	3,174,704

Authorized Fund shares allocated to Portfolio	30,000,000	80,000,000	30,000,000	10,000,000	45,000,000	15,000,000	10,000,000	10,000,000

Net asset value per share	$20.04	$10.00	$13.65	$16.82	$12.88	$21.91	$24.21	$24.62

The accompanying notes are an integral part of these financial statements.

108

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2011 (Unaudited)

	Aggressive Growth Portfolio	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	Capital Growth Portfolio	Nasdaq-100® Index Portfolio
Assets:
Investments in securities, at value*	$29,756,526	$35,708,723	$69,823,926	$182,828,459	$28,726,942	$287,249,389	$61,555,982	$54,322,052
Cash	553	285	394	—	180	691,648	503	—
Receivable for securities sold	—	98,648	120,431	204,277	—	172,855	350,113	242,902
Receivable for fund shares sold	63,718	25,469	89,892	60,141	26,182	593,266	131,843	200,291
Dividends and accrued interest receivable	34,355	2,970	26,851	238,175	178,100	5,314,936	14,026	26,933
Foreign tax reclaim receivable	3,467	—	—	—	3,553	—	—	—
Prepaid expenses and other assets	403	444	986	2,499	354	2,712	734	754

Total assets	29,859,022	35,836,539	70,062,480	183,333,551	28,935,311	294,024,806	62,053,201	54,792,932

Liabilities:
Cash overdraft	—	—	—	187,736	—	—	—	237,249
Payable for securities purchased	681,481	97,442	44,132	—	—	2,309,239	86,055	—
Payable for fund shares redeemed	85,525	62,805	31,540	75,658	77,635	331,135	93,640	57,134
Payable for investment management services	18,532	25,533	47,756	55,379	17,471	160,945	43,216	17,552
Accrued custody expense	1,325	1,577	861	1,515	369	1,323	386	520
Accrued professional fees	5,818	5,818	5,818	5,818	5,818	5,818	5,818	5,818
Accrued accounting fees	2,822	2,988	4,708	13,318	2,526	25,660	4,168	4,136
Accrued printing and filing fees	1,482	1,823	3,596	9,440	1,522	15,724	3,076	2,764
Withholding tax payable	343	—	—	—	7,373	—	—	—

Total liabilities	797,328	197,986	138,411	348,864	112,714	2,849,844	236,359	325,173

Net assets	$29,061,694	$35,638,553	$69,924,069	$182,984,687	$28,822,597	$291,174,962	$61,816,842	$54,467,759

Net assets consists of:
Par value, $1 per share	$3,412,537	$2,470,707	$3,615,937	$13,088,282	$2,837,737	$22,673,894	$1,979,343	$9,109,890
Paid-in capital in excess of par value	21,910,377	26,667,985	87,930,756	139,514,564	29,746,077	226,700,910	42,618,543	31,377,632
Accumulated net realized gain (loss) on investments	(1,228,243)	(98,256)	(30,499,771)	(4,190,790)	(7,580,439)	(180,250)	(1,745,524)	3,830,885
Net unrealized appreciation (depreciation) on:
Investments	4,857,157	6,722,669	8,997,745	32,862,071	3,282,751	13,690,292	19,140,583	10,062,443
Foreign currency related transactions	846	—	—	—	(845)	—	—	—
Undistributed net investment income (loss)	109,020	(124,552)	(120,598)	1,710,560	537,316	28,290,116	(176,103)	86,909

Net assets	$29,061,694	$35,638,553	$69,924,069	$182,984,687	$28,822,597	$291,174,962	$61,816,842	$54,467,759

* Investments in securities, at cost	$24,899,369	$28,986,054	$60,826,181	$149,966,388	$25,444,191	$273,559,097	$42,415,399	$44,259,609

Shares outstanding	3,412,537	2,470,707	3,615,937	13,088,282	2,837,737	22,673,894	1,979,343	9,109,890

Authorized Fund shares allocated to Portfolio	10,000,000	10,000,000	10,000,000	35,000,000	10,000,000	60,000,000	10,000,000	25,000,000

Net asset value per share	$8.52	$14.42	$19.34	$13.98	$10.16	$12.84	$31.23	$5.98

The accompanying notes are an integral part of these financial statements.

109

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2011 (Unaudited)

	Bristol Portfolio	Bryton Growth Portfolio	U.S. Equity Portfolio	Balanced Portfolio	Income Opportunity Portfolio	Target VIP Portfolio	Target Equity/Income Portfolio	Bristol Growth Portfolio
Assets:
Investments in securities, at value*	$198,295,963	$148,867,709	$14,545,185	$17,607,838	$11,168,269	$23,617,779	$26,056,213	$97,627,522
Cash	10,856	340	—	742	—	244	330	5,558
Receivable for securities sold	3,894,257	2,829,875	56,464	216,922	70,450	—	—	2,885,247
Receivable for fund shares sold	1,348,708	3,143,372	1,323	1,705	15,472	17,862	21,838	99,669
Dividends and accrued interest receivable	137,144	2,059	15,635	104,698	15,524	44,507	25,064	65,676
Foreign tax reclaim receivable	—	—	642	578	142	3,762	—	—
Prepaid expenses and other assets	2,606	1,939	204	210	129	306	362	1,239

Total assets	203,689,534	154,845,294	14,619,453	17,932,693	11,269,986	23,684,460	26,103,807	100,684,911

Liabilities:
Cash overdraft	—	—	39,760	—	44,311	—	—	—
Options written, at value**	—	—	—	—	231,468	—	—	—
Payable for securities purchased	5,409,459	3,327,858	—	—	114,016	—	—	2,480,220
Payable for fund shares redeemed	238,693	102,184	3,844	82,263	817	3,764	1,412	385,751
Payable for investment management services	116,649	96,045	8,761	9,312	6,919	11,228	12,577	61,672
Accrued custody expense	1,296	843	84	133	508	717	204	901
Accrued professional fees	5,818	5,818	5,818	5,818	5,818	5,818	5,818	5,818
Accrued accounting fees	10,919	8,709	1,579	3,560	1,730	2,487	2,154	5,783
Accrued printing and filing fees	9,914	7,465	747	958	564	1,214	1,345	4,975
Withholding tax payable	—	—	—	345	139	2,983	—	—

Total liabilities	5,792,748	3,548,922	60,593	102,389	406,290	28,211	23,510	2,945,120

Net assets	$197,896,786	$151,296,372	$14,558,860	$17,830,304	$10,863,696	$23,656,249	$26,080,297	$97,739,791

Net assets consist of:
Par value, $1 per share	$15,111,638	$10,875,981	$1,340,471	$1,229,974	$875,637	$2,394,316	$2,959,264	$9,311,816
Paid-in capital in excess of par value	164,240,846	107,944,523	17,496,771	15,711,821	8,826,335	25,809,213	34,931,424	68,307,528
Accumulated net realized gain (loss) on investments	6,316,708	20,448,056	(6,462,800)	(791,111)	(314,079)	(7,104,657)	(12,660,530)	11,772,183
Net unrealized appreciation (depreciation) on:
Investments	11,742,174	12,550,315	2,125,994	1,447,333	1,456,710	2,403,587	595,906	8,174,219
Foreign currency related transactions	—	—	—	25	—	—	—	—
Written options	—	—	—	—	(99,391)	—	—	—
Undistributed net investment income (loss)	485,420	(522,503)	58,424	232,262	118,484	153,790	254,233	174,045

Net assets	$197,896,786	$151,296,372	$14,558,860	$17,830,304	$10,863,696	$23,656,249	$26,080,297	$97,739,791

* Investments in securities, at cost	$186,553,789	$136,317,394	$12,419,191	$16,160,505	$9,711,559	$21,214,192	$25,460,307	$89,453,303

** Premiums received on options written	$—	$—	$—	$—	$132,077	$—	$—	$—

Shares outstanding	15,111,638	10,875,981	1,340,471	1,229,974	875,637	2,394,316	2,959,264	9,311,816

Authorized Fund shares allocated to Portfolio	40,000,000	35,000,000	10,000,000	10,000,000	10,000,000	10,000,000	10,000,000	25,000,000

Net asset value per share	$13.10	$13.91	$10.86	$14.50	$12.41	$9.88	$8.81	$10.50

The accompanying notes are an integral part of these financial statements.

110

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2011 (Unaudited)

	Equity Portfolio	Money Market Portfolio	Bond Portfolio	Omni Portfolio	International Portfolio	Capital Appreciation Portfolio	Millennium Portfolio	International Small-Mid Company Portfolio
Investment income:
Interest	$1,615	$200,839	$3,310,243	$231,451	$159	$3,961	$690	$67
Dividends, net of taxes withheld*	1,564,863	—	—	189,660	3,302,123	826,202	49,285	978,040

Total investment income	1,566,478	200,839	3,310,243	421,111	3,302,282	830,163	49,975	978,107

Expenses:
Management fees	864,841	377,402	418,991	122,828	866,866	519,658	173,403	388,587
Custodian fees	12,262	10,000	4,087	3,939	130,126	4,328	3,529	37,088
Directors’ fees	11,060	14,118	7,354	2,046	10,531	6,587	2,165	3,875
Professional fees	9,068	10,058	8,101	6,586	8,958	7,860	6,625	7,090
Accounting fees	37,064	47,319	33,954	14,202	32,878	23,953	10,034	15,034
Printing and filing fees	15,063	22,117	11,125	2,840	15,246	9,352	3,002	5,676
Compliance expense	3,167	3,167	3,167	3,167	3,167	3,167	3,167	3,167
Other	3,847	2,854	1,268	717	4,915	2,223	920	1,756

Total expenses	956,372	487,035	488,047	156,325	1,072,687	577,128	202,845	462,273

Less expenses reduced or reimbursed by adviser	—	(286,196)	—	—	—	—	—	—

Net expenses	956,372	200,839	488,047	156,325	1,072,687	577,128	202,845	462,273

Net investment income (loss)	610,106	—	2,822,196	264,786	2,229,595	253,035	(152,870)	515,834

Realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	2,021,661	—	340,911	3,039,939	15,583,209	7,682,078	4,588,463	6,320,237
Futures contracts	—	—	—	—	(23,404)	—	—	—
Foreign currency contracts	—	—	—	—	(974,653)	—	—	—
Other foreign currency related transactions	—	—	—	(2)	(15,894)	(6,532)	—	(43,738)
Change in unrealized appreciation/depreciation on:
Investments	1,095,859	—	1,673,462	(1,422,651)	(4,998,666)	1,728,981	320,696	(2,300,729)
Futures contracts	—	—	—	—	36,727	—	—	—
Foreign currency contracts	—	—	—	—	(131,576)	—	—	—
Other foreign currency related transactions	—	—	—	—	(13,166)	—	—	34,153

Net realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	3,117,520	—	2,014,373	1,617,286	9,462,577	9,404,527	4,909,159	4,009,923

Change in net assets from operations	$3,727,626	$—	$4,836,569	$1,882,072	$11,692,172	$9,657,562	$4,756,289	$4,525,757

* Taxes withheld	$—	$—	$—	$326	$581,520	$23,046	$1,036	$108,705

The accompanying notes are an integral part of these financial statements.

111

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2011 (Unaudited)

	Aggressive Growth Portfolio	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	Capital Growth Portfolio	Nasdaq-100® Index Portfolio
Investment income:
Interest	$721	$855	$1,210	$97	$362	$11,577,460	$544	$27
Dividends, net of taxes withheld*	147,644	61,618	218,536	1,768,912	706,929	12,177	78,732	209,868

Total investment income	148,365	62,473	219,746	1,769,009	707,291	11,589,637	79,276	209,895

Expenses:
Management fees	117,307	154,754	300,997	342,004	100,603	945,979	257,776	112,385
Custodian fees	11,569	8,876	5,236	7,806	1,909	7,977	2,379	2,691
Directors’ fees	1,475	1,739	3,553	9,096	1,362	13,898	2,879	2,831
Professional fees	6,420	6,498	7,004	8,551	6,391	9,940	6,819	6,795
Accounting fees	8,621	9,024	14,264	40,330	7,561	77,148	12,481	12,706
Printing and filing fees	2,037	2,485	4,931	12,804	2,016	20,545	4,144	3,795
Compliance expense	3,167	3,167	3,167	3,167	3,167	3,167	3,167	3,167
Other	477	477	1,192	2,917	397	2,067	783	847

Total expenses	151,073	187,020	340,344	426,675	123,406	1,080,721	290,428	145,217

Net investment income (loss)	(2,708)	(124,547)	(120,598)	1,342,334	583,885	10,508,916	(211,152)	64,678

Realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	1,512,876	3,518,260	4,130,361	274,495	694,961	3,245,355	3,808,394	7,088,956
Foreign currency contracts	—	—	—	—	57,516	—	—	—
Other foreign currency related transactions	349	(62)	—	—	(9,499)	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	(280,136)	481,943	(600,914)	8,578,494	912,776	(2,214,405)	3,372,758	(4,516,254)
Foreign currency contracts	—	—	—	—	(57,516)	—	—	—
Other foreign currency related transactions	486	—	—	—	(625)	—	—	—

Net realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	1,233,575	4,000,141	3,529,447	8,852,989	1,597,613	1,030,950	7,181,152	2,572,702

Change in net assets from operations	$1,230,867	$3,875,594	$3,408,849	$10,195,323	$2,181,498	$11,539,866	$6,970,000	$2,637,380

* Taxes withheld	$6,861	$2,119	$1,078	$—	$24,017	$—	$—	$835

The accompanying notes are an integral part of these financial statements.

112

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2011 (Unaudited)

	Bristol Portfolio	Bryton Growth Portfolio	U.S. Equity Portfolio	Balanced Portfolio	Income Opportunity Portfolio	Target VIP Portfolio	Target Equity/Income Portfolio	Bristol Growth Portfolio
Investment income:
Interest	$3,789	$4,416	$410	$157,041	$178	$313	$349	$2,337
Dividends, net of taxes withheld*	1,171,844	119,672	115,050	100,805	107,946	217,018	295,212	568,839

Total investment income	1,175,633	124,088	115,460	257,846	108,124	217,331	295,561	571,176

Expenses:
Management fees	715,200	584,739	55,498	51,559	40,075	67,110	78,697	368,804
Custodian fees	7,406	5,179	721	736	3,580	5,053	1,490	4,910
Directors’ fees	9,526	7,068	743	788	495	1,111	1,312	4,639
Professional fees	8,672	8,023	6,223	6,240	6,157	6,329	6,380	7,308
Accounting fees	33,001	25,973	4,823	10,665	5,360	7,441	6,500	17,373
Printing and filing fees	13,565	10,176	1,023	1,243	750	1,620	1,852	6,684
Compliance expense	3,167	3,167	3,167	3,167	3,167	3,167	3,167	3,167
Other	2,970	2,266	239	244	145	377	430	1,204

Total expenses	793,507	646,591	72,437	74,642	59,729	92,208	99,828	414,089

Net investment income (loss)	382,126	(522,503)	43,023	183,204	48,395	125,123	195,733	157,087

Realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options:
Net realized gain (loss) on:
Investments	17,657,663	19,249,993	722,502	248,839	326,334	2,467,166	3,870,142	8,207,894
Foreign currency related transactions	(13)	—	—	23	—	—	—	(6)
Written options	—	—	—	—	(73,995)	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	(9,411,518)	(15,136,438)	104,907	249,040	47,405	(769,904)	(3,450,507)	(2,509,041)
Foreign currency related transactions	—	—	—	25	—	—	—	—
Written options	—	—	—	—	5,105	—	—	—

Net realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options	8,246,132	4,113,555	827,409	497,927	304,849	1,697,262	419,635	5,698,847

Change in net assets from operations	$8,628,258	$3,591,052	$870,432	$681,131	$353,244	$1,822,385	$615,368	$5,855,934

* Taxes withheld	$1,986	$—	$877	$1,904	$678	$17,715	$—	$951

The accompanying notes are an integral part of these financial statements.

113

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Equity Portfolio		Money Market Portfolio		Bond Portfolio		Omni Portfolio
	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$610,106	$450,304	$—	$—	$2,822,196	$5,839,374	$264,786	$693,415
Net realized gain (loss) on investments and foreign currency related transactions	2,021,661	(1,138,078)	—	—	340,911	1,961,700	3,039,937	2,963,526
Change in unrealized appreciation/depreciation on investments	1,095,859	17,726,044	—	—	1,673,462	3,535,443	(1,422,651)	1,338,298

Change in net assets from operations	3,727,626	17,038,270	—	—	4,836,569	11,336,517	1,882,072	4,995,239

Distributions to shareholders:
Distributions from net investment income	—	(425,944)	—	—	—	—	—	(606,516)

Capital transactions:
Received from shares sold	11,750,684	21,954,910	154,177,227	305,026,132	20,503,902	57,209,206	1,578,841	3,734,570
Received from dividends reinvested	—	425,944	—	—	—	—	—	606,516
Paid for shares redeemed	(22,696,132)	(46,072,388)	(159,784,976)	(352,822,395)	(20,322,812)	(58,280,990)	(4,558,097)	(9,069,964)

Change in net assets from capital transactions	(10,945,448)	(23,691,534)	(5,607,749)	(47,796,263)	181,090	(1,071,784)	(2,979,256)	(4,728,878)

Change in net assets	(7,217,822)	(7,079,208)	(5,607,749)	(47,796,263)	5,017,659	10,264,733	(1,097,184)	(340,155)
Net Assets:
Beginning of period	219,431,482	226,510,690	293,446,937	341,243,200	148,177,042	137,912,309	41,177,220	41,517,375

End of period	$212,213,660	$219,431,482	$287,839,188	$293,446,937	$153,194,701	$148,177,042	$40,080,036	$41,177,220

Undistributed net investment income	$634,466	$24,360	$—	$—	$8,664,234	$5,842,038	$351,514	$86,728

The accompanying notes are an integral part of these financial statements.

114

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	International Portfolio		Capital Appreciation Portfolio		Millennium Portfolio		International Small-Mid Company Portfolio
	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,229,595	$2,332,430	$253,035	$387,840	$(152,870)	$(527,603)	$515,834	$218,206
Net realized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	14,569,258	24,752,616	7,675,546	11,430,819	4,588,463	16,124,928	6,276,499	6,361,321
Change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	(5,106,681)	5,614,028	1,728,981	7,958,092	320,696	(9,539,756)	(2,266,576)	5,982,508

Change in net assets from operations	11,692,172	32,699,074	9,657,562	19,776,751	4,756,289	6,057,569	4,525,757	12,562,035

Distributions to shareholders:
Distributions from net investment income	—	—	—	(284,477)	—	—	—	—

Capital transactions:
Received from shares sold	6,574,944	24,045,087	6,221,126	12,695,267	3,537,884	20,100,436	5,787,551	12,335,886
Received from dividends reinvested	—	—	—	284,477	—	—	—	—
Paid for shares redeemed	(21,585,416)	(53,704,699)	(13,411,951)	(28,925,158)	(5,924,044)	(94,390,633)	(10,775,473)	(17,349,611)

Change in net assets from capital transactions	(15,010,472)	(29,659,612)	(7,190,825)	(15,945,414)	(2,386,160)	(74,290,197)	(4,987,922)	(5,013,725)

Change in net assets	(3,318,300)	3,039,462	2,466,737	3,546,860	2,370,129	(68,232,628)	(462,165)	7,548,310
Net Assets:
Beginning of period	213,085,792	210,046,330	129,801,059	126,254,199	42,077,333	110,309,961	78,612,580	71,064,270

End of period	$209,767,492	$213,085,792	$132,267,796	$129,801,059	$44,447,462	$42,077,333	$78,150,415	$78,612,580

Undistributed net investment income (loss)	$5,335,866	$3,106,271	$338,187	$85,152	$(152,870)	$—	$603,154	$87,320

The accompanying notes are an integral part of these financial statements.

115

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Aggressive Growth Portfolio		Small Cap Growth Portfolio		Mid Cap Opportunity Portfolio		S&P 500® Index Portfolio
	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(2,708)	$46,348	$(124,547)	$(173,333)	$(120,598)	$(221,534)	$1,342,334	$2,555,633
Net realized gain (loss) on investments and foreign currency related transactions	1,513,225	340,613	3,518,198	2,457,211	4,130,361	5,891,311	274,495	(322,308)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(279,650)	2,014,140	481,943	4,610,166	(600,914)	6,025,662	8,578,494	20,060,180

Change in net assets from operations	1,230,867	2,401,101	3,875,594	6,894,044	3,408,849	11,695,439	10,195,323	22,293,505

Distributions to shareholders:
Distributions from net investment income	—	—	—	—	—	—	—	(2,196,659)

Capital transactions:
Received from shares sold	3,587,184	9,372,757	5,378,526	10,622,179	4,950,807	9,304,135	19,431,670	32,754,237
Received from dividends reinvested	—	—	—	—	—	—	—	2,196,659
Paid for shares redeemed	(5,513,609)	(9,193,403)	(5,715,002)	(8,178,329)	(8,803,030)	(14,133,909)	(22,821,360)	(39,577,141)

Change in net assets from capital transactions	(1,926,425)	179,354	(336,476)	2,443,850	(3,852,223)	(4,829,774)	(3,389,690)	(4,626,245)

Change in net assets	(695,558)	2,580,455	3,539,118	9,337,894	(443,374)	6,865,665	6,805,633	15,470,601
Net Assets:
Beginning of period	29,757,252	27,176,797	32,099,435	22,761,541	70,367,443	63,501,778	176,179,054	160,708,453

End of period	$29,061,694	$29,757,252	$35,638,553	$32,099,435	$69,924,069	$70,367,443	$182,984,687	$176,179,054

Undistributed net investment income (loss)	$109,020	$111,728	$(124,552)	$(5)	$(120,598)	$—	$1,710,560	$368,226

The accompanying notes are an integral part of these financial statements.

116

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Strategic Value Portfolio		High Income Bond Portfolio		Capital Growth Portfolio		Nasdaq-100® Index Portfolio
	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$583,885	$876,152	$10,508,916	$17,715,261	$(211,152)	$(200,594)	$64,678	$180,606
Net realized gain (loss) on investments, foreign currency contracts, and foreign currency related transactions	742,978	(439,471)	3,245,355	(1,283,156)	3,808,394	4,848,954	7,088,956	2,684,393
Change in unrealized appreciation/depreciation on investments, foreign currency contracts, and other foreign currency related transactions	854,635	2,138,874	(2,214,405)	13,632,138	3,372,758	8,739,357	(4,516,254)	5,413,358

Change in net assets from operations	2,181,498	2,575,555	11,539,866	30,064,243	6,970,000	13,387,717	2,637,380	8,278,357

Distributions to shareholders:
Distributions from net investment income	—	(591,141)	—	—	—	—	—	(158,375)
Return of capital distributions	—	(175,066)	—	—	—	—	—	—

Total distributions	—	(766,207)	—	—	—	—	—	(158,375)

Capital transactions:
Received from shares sold	6,461,534	9,495,133	47,475,620	152,858,080	12,236,232	13,911,151	8,499,064	18,796,999
Received from dividends reinvested	—	766,207	—	—	—	—	—	158,375
Paid for shares redeemed	(4,167,695)	(7,486,436)	(37,627,687)	(73,042,369)	(9,800,796)	(11,671,289)	(11,607,082)	(19,725,238)

Change in net assets from capital transactions	2,293,839	2,774,904	9,847,933	79,815,711	2,435,436	2,239,862	(3,108,018)	(769,864)

Change in net assets	4,475,337	4,584,252	21,387,799	109,879,954	9,405,436	15,627,579	(470,638)	7,350,118
Net Assets:
Beginning of period	24,347,260	19,763,008	269,787,163	159,907,209	52,411,406	36,783,827	54,938,397	47,588,279

End of period	$28,822,597	$24,347,260	$291,174,962	$269,787,163	$61,816,842	$52,411,406	$54,467,759	$54,938,397

Undistributed net investment income (loss)	$537,316	$(46,569)	$28,290,116	$17,781,200	$(176,103)	$35,049	$86,909	$22,231

The accompanying notes are an integral part of these financial statements.

117

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Bristol Portfolio		Bryton Growth Portfolio		U.S. Equity Portfolio		Balanced Portfolio
	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$382,126	$1,099,120	$(522,503)	$(594,575)	$43,023	$114,584	$183,204	$331,961
Net realized gain (loss) on investments and foreign currency related transactions	17,657,650	13,165,753	19,249,993	15,009,999	722,502	1,360,515	248,862	680,867
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(9,411,518)	8,557,768	(15,136,438)	12,578,232	104,907	160,094	249,065	(1,024)

Change in net assets from operations	8,628,258	22,822,641	3,591,052	26,993,656	870,432	1,635,193	681,131	1,011,804

Distributions to shareholders:
Distributions from net investment income	—	(995,109)	—	—	—	(99,183)	—	(282,940)

Capital transactions:
Received from shares sold	22,392,892	51,108,856	22,017,719	38,665,672	1,175,105	1,837,204	4,756,961	3,408,481
Received from dividends reinvested	—	995,109	—	—	—	99,183	—	282,940
Paid for shares redeemed	(15,768,994)	(34,085,789)	(11,724,211)	(41,681,638)	(1,995,664)	(3,593,412)	(2,100,734)	(3,509,686)

Change in net assets from capital transactions	6,623,898	18,018,176	10,293,508	(3,015,966)	(820,559)	(1,657,025)	2,656,227	181,735

Change in net assets	15,252,156	39,845,708	13,884,560	23,977,690	49,873	(121,015)	3,337,358	910,599
Net Assets:
Beginning of period	182,644,630	142,798,922	137,411,812	113,434,122	14,508,987	14,630,002	14,492,946	13,582,347

End of period	$197,896,786	$182,644,630	$151,296,372	$137,411,812	$14,558,860	$14,508,987	$17,830,304	$14,492,946

Undistributed net investment income (loss)	$485,420	$103,294	$(522,503)	$—	$58,424	$15,401	$232,262	$49,058

The accompanying notes are an integral part of these financial statements.

118

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Income Opportunity Portfolio		Target VIP Portfolio		Target Equity/Income Portfolio		Bristol Growth Portfolio
	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010	Six-Month Period Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$48,395	$70,078	$125,123	$297,878	$195,733	$363,652	$157,087	$276,215
Net realized gain (loss) on investments, foreign currency related transactions, and written options	252,339	(15,176)	2,467,166	1,642,994	3,870,142	1,618,442	8,207,888	5,178,457
Change in unrealized appreciation/depreciation on investments, foreign currency related transactions, and written options	52,510	525,550	(769,904)	1,712,578	(3,450,507)	3,054,237	(2,509,041)	9,642,592

Change in net assets from operations	353,244	580,452	1,822,385	3,653,450	615,368	5,036,331	5,855,934	15,097,264

Distributions to shareholders:
Distributions from net investment income	—	—	—	(266,234)	—	(305,152)	—	(259,134)

Capital transactions:
Received from shares sold	1,832,254	3,876,875	3,018,390	3,229,205	2,753,574	6,337,967	14,954,144	73,946,057
Received from dividends reinvested	—	—	—	266,234	—	305,152	—	259,134
Paid for shares redeemed	(970,036)	(1,500,541)	(3,040,781)	(5,607,398)	(3,850,261)	(7,429,363)	(8,366,460)	(14,244,723)

Change in net assets from capital transactions	862,218	2,376,334	(22,391)	(2,111,959)	(1,096,687)	(786,244)	6,587,684	59,960,468

Change in net assets	1,215,462	2,956,786	1,799,994	1,275,257	(481,319)	3,944,935	12,443,618	74,798,598
Net Assets:
Beginning of period	9,648,234	6,691,448	21,856,255	20,580,998	26,561,616	22,616,681	85,296,173	10,497,575

End of period	$10,863,696	$9,648,234	$23,656,249	$21,856,255	$26,080,297	$26,561,616	$97,739,791	$85,296,173

Undistributed net investment income	$118,484	$70,089	$153,790	$28,667	$254,233	$58,500	$174,045	$16,958

The accompanying notes are an integral part of these financial statements.

119

Ohio National Fund, Inc.

Financial Highlights

	Equity Portfolio						Money Market Portfolio
	Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,
			2010	2009	2008	2007			2010	2009	2008	2007
Selected Per-Share Data:
Net asset value, beginning of period	$19.72		$18.31	$13.19	$29.65	$31.52	$10.00		$10.00	$10.00	$10.00	$10.00
Operations:
Net investment income	0.06		0.04	0.05	0.22	0.02	—		—	—	0.17	0.48
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.26		1.41	5.11	(16.48)	(1.88)	—		—	—	—	—

Total from operations	0.32		1.45	5.16	(16.26)	(1.86)	—		—	—	0.17	0.48

Distributions:
Distributions from net investment income	—		(0.04)	(0.04)	(0.20)	(0.01)	—		—	—	(0.17)	(0.48)

Net asset value, end of period	$20.04		$19.72	$18.31	$13.19	$29.65	$10.00		$10.00	$10.00	$10.00	$10.00

Total return	1.62	%(b)	7.91%	39.11%	–54.81%	–5.89%	0.00	%(b)	0.00%	0.00%	1.77%	4.92%
Ratios and supplemental data:
Net assets at end of period (millions)	$212.2		$219.4	$226.5	$187.5	$505.1	$287.8		$293.4	$341.2	$402.5	$336.2
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.87	%(a)	0.87%	0.88%	0.84%	0.84%	0.14	%(a)	0.17%	0.19%	0.32%	0.31%
Net investment income	0.55	%(a)	0.21%	0.27%	0.89%	0.05%	0.00	%(a)	0.00%	0.00%	1.72%	4.79%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.87	%(a)	0.87%	0.88%	0.84%	0.84%	0.34	%(a)	0.35%	0.36%	0.35%	0.32%
Net investment income	0.55	%(a)	0.21%	0.27%	0.89%	0.05%	–0.20	%(a)	–0.18%	–0.17%	1.68%	4.77%
Portfolio turnover rate	26%		50%	24%	39%	23%	0%		0%	0%	0%	0%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

120

Ohio National Fund, Inc.

Financial Highlights

	Bond Portfolio						Omni Portfolio
	Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,
			2010	2009	2008	2007			2010	2009	2008	2007
Selected Per-Share Data:
Net asset value, beginning of period	$13.21		$12.25	$10.13	$11.44	$11.03	$16.08		$14.42	$11.02	$16.60	$15.79
Operations:
Net investment income	0.25		0.52	0.49	1.04	0.58	0.11		0.28	0.29	0.40	0.34
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.19		0.44	1.63	(2.35)	(0.17)	0.63		1.62	3.36	(5.63)	0.76

Total from operations	0.44		0.96	2.12	(1.31)	0.41	0.74		1.90	3.65	(5.23)	1.10

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.24)	(0.25)	(0.35)	(0.29)

Net asset value, end of period	$13.65		$13.21	$12.25	$10.13	$11.44	$16.82		$16.08	$14.42	$11.02	$16.60

Total return	3.33	%(b)	7.84%	20.93%	–11.45%	3.72%	4.60	%(b)	13.19%	33.15%	–31.46%	6.99%
Ratios and supplemental data:
Net assets at end of period (millions)	$153.2		$148.2	$137.9	$107.8	$177.7	$40.1		$41.2	$41.5	$34.9	$61.8
Ratios to average net assets:
Expenses	0.66	%(a)	0.67%	0.69%	0.66%	0.63%	0.76	%(a)	0.78%	0.79%	0.74%	0.71%
Net investment income	3.82	%(a)	3.91%	5.06%	5.35%	4.99%	1.29	%(a)	1.71%	2.18%	2.43%	1.85%
Portfolio turnover rate	12%		22%	27%	15%	13%	80%		182%	157%	128%	143%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

121

Ohio National Fund, Inc.

Financial Highlights

	International Portfolio						Capital Appreciation Portfolio
	Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,
			2010	2009	2008	2007			2010	2009	2008	2007
Selected per-share data:
Net asset value, beginning of period	$12.20		$10.45	$7.56	$14.02	$12.81	$20.37		$17.45	$12.35	$20.45	$19.79
Operations:
Net investment income	0.15		0.14	0.14	0.13	0.09	0.04		0.06	0.22	0.14	0.11
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	0.53		1.61	2.75	(6.59)	1.12	1.50		2.90	5.07	(8.12)	0.65

Total from operations	0.68		1.75	2.89	(6.46)	1.21	1.54		2.96	5.29	(7.98)	0.76

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.04)	(0.19)	(0.12)	(0.10)

Net asset value, end of period	$12.88		$12.20	$10.45	$7.56	$14.02	$21.91		$20.37	$17.45	$12.35	$20.45

Total return	5.57	%(b)	16.75%	38.23%	–46.08%	9.45%	7.56	%(b)	16.99%	42.84%	–39.01%	3.82%
Ratios and supplemental data:
Net assets at end of period (millions)	$209.8		$213.1	$210.0	$179.7	$389.2	$132.3		$129.8	$126.3	$103.6	$197.6
Ratios to average net assets:
Expenses	1.01	%(a)	1.03%	1.07%	0.91%	0.99%	0.87	%(a)	0.89%	0.90%	0.87%	0.84%
Net investment income	2.10	%(a)	1.15%	1.47%	1.03%	0.66%	0.38	%(a)	0.31%	1.38%	0.71%	0.46%
Portfolio turnover rate	23%		67%	168%	214%	123%	34%		58%	84%	79%	69%

(a)	Annualized.
(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

122

Ohio National Fund, Inc.

Financial Highlights

	Millennium Portfolio						International Small-Mid Company Portfolio
	Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,
			2010	2009	2008	2007			2010	2009	2008	2007
Selected Per-Share Data:
Net asset value, beginning of period	$21.69		$17.45	$14.44	$25.13	$19.94	$23.24		$19.41	$13.29	$27.29	$23.23
Operations:
Net investment income (loss)	(0.08)		(0.27)	(0.07)	(0.16)	(0.16)	0.16		0.07	0.07	0.08	0.07
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	2.60		4.51	3.08	(10.53)	5.35	1.22		3.76	6.05	(14.08)	3.99

Total from operations	2.52		4.24	3.01	(10.69)	5.19	1.38		3.83	6.12	(14.00)	4.06

Net asset value, end of period	$24.21		$21.69	$17.45	$14.44	$25.13	$24.62		$23.24	$19.41	$13.29	$27.29

Total return	11.62	%(b)	24.30%	20.84%	–42.54%	26.03%	5.94	%(b)	19.73%	46.05%	–51.30%	17.48%
Ratios and supplemental data:
Net assets at end of period (millions)	$44.4		$42.1	$110.3	$34.2	$71.1	$78.2		$78.6	$71.1	$52.7	$113.0
Ratios to average net assets:
Expenses	0.94	%(a)	0.92%	0.93%	0.92%	0.89%	1.19	%(a)	1.25%	1.28%	1.19%	1.29%
Net investment income (loss)	–0.71	%(a)	–0.69%	–0.67%	–0.70%	–0.70%	1.33	%(a)	0.32%	0.47%	0.36%	0.27%
Portfolio turnover rate	85%		254%	248%	224%	156%	25%		81%	125%	75%	53%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

123

Ohio National Fund, Inc.

Financial Highlights

	Aggressive Growth Portfolio						Small Cap Growth Portfolio
	Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,
			2010	2009	2008	2007			2010	2009	2008	2007
Selected Per-Share Data:
Net asset value, beginning of period	$8.17		$7.43	$5.21	$9.25	$7.14	$12.86		$9.89	$6.56	$12.54	$10.94
Operations:
Net investment income (loss)	—		0.01	(0.02)	(0.01)	0.02	(0.05)		(0.07)	(0.06)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.35		0.73	2.24	(4.03)	2.09	1.61		3.04	3.39	(5.90)	1.69

Total from operations	0.35		0.74	2.22	(4.04)	2.11	1.56		2.97	3.33	(5.98)	1.60

Net asset value, end of period	$8.52		$8.17	$7.43	$5.21	$9.25	$14.42		$12.86	$9.89	$6.56	$12.54

Total return	4.28	%(b)	9.96%	42.61%	–43.68%	29.55%	12.13	%(b)	30.03%	50.76%	–47.69%	14.63%
Ratios and supplemental data:
Net assets at end of period (millions)	$29.1		$29.8	$27.2	$18.0	$28.8	$35.6		$32.1	$22.8	$13.2	$27.0
Ratios to average net assets:
Expenses	1.03	%(a)	1.05%	1.04%	0.98%	0.97%	1.09	% (a)	1.13%	1.21%	1.18%	1.15%
Net investment income (loss)	–0.02	%(a)	0.17%	–0.23%	–0.04%	0.34%	–0.72	%(a)	–0.70%	–0.77%	–0.84%	–0.77%
Portfolio turnover rate	34%		37%	28%	43%	29%	32%		94%	50%	37%	74%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

124

Ohio National Fund, Inc.

Financial Highlights

	Mid Cap Opportunity Portfolio						S&P 500® Index Portfolio
	Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,
			2010	2009	2008	2007			2010	2009	2008	2007
Selected Per-Share Data:
Net asset value, beginning of period	$18.43		$15.41	$10.96	$22.50	$19.09	$13.21		$11.69	$9.41	$15.36	$14.82
Operations:
Net investment income (loss)	(0.03)		(0.06)	(0.05)	(0.07)	(0.09)	0.10		0.19	0.17	0.24	0.24
Net realized and unrealized gain (loss) on investments	0.94		3.08	4.50	(11.47)	3.50	0.67		1.50	2.26	(5.98)	0.51

Total from operations	0.91		3.02	4.45	(11.54)	3.41	0.77		1.69	2.43	(5.74)	0.75

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.17)	(0.15)	(0.21)	(0.21)

Net asset value, end of period	$19.34		$18.43	$15.41	$10.96	$22.50	$13.98		$13.21	$11.69	$9.41	$15.36

Total return	4.94	%(b)	19.60%	40.60%	–51.29%	17.86%	5.83	%(b)	14.45%	25.83%	–37.30%	5.06%
Ratios and supplemental data:
Net assets at end of period (millions)	$69.9		$70.4	$63.5	$79.6	$115.4	$183.0		$176.2	$160.7	$106.2	$179.4
Ratios to average net assets:
Expenses	0.96	%(a)	0.98%	0.97%	0.94%	0.93%	0.47	%(a)	0.49%	0.51%	0.48%	0.45%
Net investment income (loss)	–0.34	%(a)	–0.35%	–0.27%	–0.53%	–0.45%	1.48	%(a)	1.59%	1.85%	1.85%	1.50%
Portfolio turnover rate	24%		56%	276%	297%	267%	4%		8%	21%	12%	7%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

125

Ohio National Fund, Inc.

Financial Highlights

	Strategic Value Portfolio						High Income Bond Portfolio
	Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,
			2010	2009	2008	2007			2010	2009	2008	2007
Selected Per-Share Data:
Net asset value, beginning of period	$9.36		$8.64	$7.97	$11.81	$13.10	$12.31		$10.79	$7.21	$9.68	$9.35
Operations:
Net investment income	0.21		0.35	0.27	0.56	0.17	0.44		0.58	0.46	0.68	0.59
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.59		0.68	0.65	(3.91)	(1.31)	0.09		0.94	3.12	(3.15)	(0.26)

Total from operations	0.80		1.03	0.92	(3.35)	(1.14)	0.53		1.52	3.58	(2.47)	0.33

Distributions:
Distributions from net investment income	—		(0.24)	(0.25)	(0.49)	(0.15)	—		—	—	—	—
Return of capital distributions	—		(0.07)	—	—	—	—		—	—	—	—

Total distributions	—		(0.31)	(0.25)	(0.49)	(0.15)	—		—	—	—	—

Net asset value, end of period	$10.16		$9.36	$8.64	$7.97	$11.81	$12.84		$12.31	$10.79	$7.21	$9.68

Total return	8.55	%(b)	11.98%	11.52%	–28.27%	–8.74%	4.31	%(b)	14.09%	49.65%	–25.52%	3.53%
Ratios and supplemental data:
Net assets at end of period (millions)	$28.8		$24.3	$19.8	$13.3	$28.4	$291.2		$269.8	$159.9	$71.3	$89.0
Ratios to average net assets:
Expenses	0.92	%(a)	0.96%	1.02%	0.96%	0.87%	0.78	%(a)	0.81%	0.88%	0.88%	0.87%
Net investment income	4.35	%(a)	4.11%	4.31%	4.68%	1.18%	7.56	%(a)	8.03%	9.14%	8.77%	7.05%
Portfolio turnover rate	15%		31%	42%	162%	63%	17%		33%	20%	18%	32%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

126

Ohio National Fund, Inc.

Financial Highlights

	Capital Growth Portfolio						Nasdaq-100® Index Portfolio
	Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,
			2010	2009	2008	2007			2010	2009	2008	2007
Selected Per-Share Data:
Net asset value, beginning of period	$27.68		$20.29	$15.00	$23.57	$21.19	$5.69		$4.78	$3.11	$5.36	$4.52
Operations:
Net investment income (loss)	(0.11)		(0.11)	—	(0.12)	(0.16)	0.01		0.02	0.01	—	—
Net realized and unrealized gain (loss) on investments	3.66		7.50	5.29	(8.45)	2.54	0.28		0.91	1.66	(2.25)	0.84

Total from operations	3.55		7.39	5.29	(8.57)	2.38	0.29		0.93	1.67	(2.25)	0.84

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.02)	—	—	—

Net asset value, end of period	$31.23		$27.68	$20.29	$15.00	$23.57	$5.98		$5.69	$4.78	$3.11	$5.36

Total return	12.83	%(b)	36.42%	35.27%	–36.36%	11.23%	5.10	%(b)	19.38%	53.70%	–41.98%	18.58%
Ratios and supplemental data:
Net assets at end of period (millions)	$61.8		$52.4	$36.8	$27.1	$38.2	$54.5		$54.9	$47.6	$28.1	$48.6
Ratios to average net assets:
Expenses	1.01	%(a)	1.04%	1.07%	1.04%	1.02%	0.52	%(a)	0.54%	0.56%	0.54%	0.51%
Net investment income (loss)	–0.74	%(a)	–0.50%	0.02%	–0.66%	–0.70%	0.23	%(a)	0.39%	0.19%	0.01%	–0.01%
Portfolio turnover rate	19%		56%	67%	63%	63%	27%		30%	29%	27%	13%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

127

Ohio National Fund, Inc.

Financial Highlights

	Bristol Portfolio						Bryton Growth Portfolio
	Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,
			2010	2009	2008	2007			2010	2009	2008	2007
Selected Per-Share Data:
Net asset value, beginning of period	$12.51		$11.12	$8.23	$14.02	$13.08	$13.57		$10.94	$8.06	$13.33	$12.13
Operations:
Net investment income (loss)	0.03		0.07	0.06	0.11	0.08	(0.05)		(0.06)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.56		1.39	2.89	(5.80)	0.93	0.39		2.69	2.93	(5.22)	1.25

Total from operations	0.59		1.46	2.95	(5.69)	1.01	0.34		2.63	2.88	(5.27)	1.20

Distributions:
Distributions from net investment income	—		(0.07)	(0.06)	(0.10)	(0.07)	—		—	—	—	—

Net asset value, end of period	$13.10		$12.51	$11.12	$8.23	$14.02	$13.91		$13.57	$10.94	$8.06	$13.33

Total return	4.72	%(b)	13.10%	35.83%	–40.54%	7.75%	2.51	%(b)	24.04%	35.73%	–39.53%	9.89%
Ratios and supplemental data:
Net assets at end of period (millions)	$197.9		$182.6	$142.8	$81.5	$97.1	$151.3		$137.4	$113.4	$59.0	$65.2
Ratios to average net assets:
Expenses	0.83	%(a)	0.86%	0.89%	0.90%	0.89%	0.91	%(a)	0.93%	0.96%	0.96%	0.96%
Net investment income (loss)	0.40	%(a)	0.70%	0.79%	1.13%	0.69%	–0.73	%(a)	–0.49%	–0.64%	–0.62%	–0.54%
Portfolio turnover rate	105%		253%	223%	184%	176%	78%		118%	82%	54%	55%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

128

Ohio National Fund, Inc.

Financial Highlights

	U.S. Equity Portfolio						Balanced Portfolio
	Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,
			2010	2009	2008	2007			2010	2009	2008	2007
Selected Per-Share Data:
Net asset value, beginning of period	$10.23		$9.16	$7.91	$15.45	$13.70	$13.87		$13.13	$10.74	$14.70	$13.09
Operations:
Net investment income	0.03		0.08	0.07	0.14	0.06	0.14		0.32	0.29	0.25	0.20
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.60		1.06	1.24	(7.56)	1.74	0.49		0.70	2.39	(4.21)	1.41

Total from operations	0.63		1.14	1.31	(7.42)	1.80	0.63		1.02	2.68	(3.96)	1.61

Distributions:
Distributions from net investment income	—		(0.07)	(0.06)	(0.12)	(0.05)	—		(0.28)	(0.29)	—	—

Net asset value, end of period	$10.86		$10.23	$9.16	$7.91	$15.45	$14.50		$13.87	$13.13	$10.74	$14.70

Total return	6.16	%(b)	12.46%	16.57%	–47.98%	13.17%	4.54	%(b)	7.78%	24.92%	–26.94%	12.30%
Ratios and supplemental data:
Net assets at end of period (millions)	$14.6		$14.5	$14.6	$13.0	$24.8	$17.8		$14.5	$13.6	$9.6	$11.0
Ratios to average net assets:
Expenses	0.98	%(a)	1.01%	1.04%	0.96%	0.91%	0.94	%(a)	0.99%	1.08%	1.09%	1.13%
Net investment income	0.58	%(a)	0.86%	0.90%	1.19%	0.41%	2.31	%(a)	2.48%	2.99%	2.29%	1.77%
Portfolio turnover rate	37%		98%	173%	216%	128%	26%		56%	72%	80%	81%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

129

Ohio National Fund, Inc.

Financial Highlights

	Income Opportunity Portfolio						Target VIP Portfolio
	Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,
			2010	2009	2008	2007			2010	2009	2008	2007
Selected Per-Share Data:
Net asset value, beginning of period	$11.99		$11.19	$9.89	$12.49	$11.53	$9.11		$7.72	$6.81	$12.23	$11.23
Operations:
Net investment income (loss)	0.05		0.08	0.01	0.10	0.00	0.05		0.13	0.11	0.12	0.09
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and written options	0.37		0.72	1.29	(2.70)	0.96	0.72		1.37	0.90	(5.42)	1.00

Total from operations	0.42		0.80	1.30	(2.60)	0.96	0.77		1.50	1.01	(5.30)	1.09

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.11)	(0.10)	(0.12)	(0.09)

Net asset value, end of period	$12.41		$11.99	$11.19	$9.89	$12.49	$9.88		$9.11	$7.72	$6.81	$12.23

Total return	3.50	%(b)	7.15%	13.14%	–20.82%	8.33%	8.45	%(b)	19.47%	14.77%	–43.34%	9.74%
Ratios and supplemental data:
Net assets at end of period (millions)	$10.9		$9.6	$6.7	$4.5	$5.2	$23.7		$21.9	$20.6	$18.2	$23.1
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.19	%(a)	1.27%	1.56%	1.62%	1.46%	0.82	%(a)	0.82%	0.83%	0.80%	0.83%
Net investment income (loss)	0.97	%(a)	0.89%	0.40%	0.98%	–0.04%	1.12	%(a)	1.50%	1.53%	1.45%	1.22%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.19	%(a)	1.30%	1.56%	1.62%	1.46%	0.82	%(a)	0.82%	0.83%	0.80%	0.83%
Net investment income (loss)	0.97	%(a)	0.87%	0.40%	0.98%	–0.04%	1.12	%(a)	1.50%	1.53%	1.45%	1.22%
Portfolio turnover rate	51%		92%	200%	203%	159%	75%		92%	91%	79%	52%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

130

Ohio National Fund, Inc.

Financial Highlights

	Target Equity/Income Portfolio						Bristol Growth Portfolio
	Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2011 (Unaudited)		Years Ended December 31,			Period from May 1, 2007* to December 31, 2007
			2010	2009	2008	2007			2010	2009	2008
Selected Per-Share Data:
Net asset value, beginning of period	$8.61		$7.07	$6.41	$12.00	$11.01	$9.84		$8.75	$6.15	$10.35	$10.00
Operations:
Net investment income	0.07		0.12	0.15	0.19	0.16	0.02		0.02	0.01	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.13		1.52	0.64	(5.61)	0.99	0.64		1.10	2.59	(4.21)	0.34

Total from operations	0.20		1.64	0.79	(5.42)	1.15	0.66		1.12	2.60	(4.20)	0.35

Distributions:
Distributions from net investment income	—		(0.10)	(0.13)	(0.17)	(0.16)	—		(0.03)	—	—	—

Net asset value, end of period	$8.81		$8.61	$7.07	$6.41	$12.00	$10.50		$9.84	$8.75	$6.15	$10.35

Total return	2.32	%(b)	23.23%	12.33%	–45.07%	10.42%	6.71	%(b)	12.79%	42.28%	–40.58%	3.50	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$26.1		$26.6	$22.6	$24.1	$40.4	$97.7		$85.3	$10.5	$4.8	$7.3
Ratios to average net assets:
Expenses	0.76	%(a)	0.78%	0.79%	0.74%	0.73%	0.90	%(a)	0.93%	1.29%	1.26%	1.30	%(a)
Net investment income	1.49	%(a)	1.56%	2.03%	2.05%	1.83%	0.34	%(a)	0.63%	0.26%	0.18%	0.10	%(a)
Portfolio turnover rate	88%		90%	95%	105%	54%	99%		268%	218%	175%	107%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

131

Ohio National Fund, Inc.

Notes to Financial Statements	June 30, 2011 (Unaudited)

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “40 Act”), as an open-end management investment company. The Fund consists of twenty-four separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

¢	Equity Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities.

¢	Money Market Portfolio — Maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

¢

Bond Portfolio — High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

¢	Omni Portfolio — High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

¢	International Portfolio — Total return on assets by investing at least 80% of its assets in securities of foreign companies.

¢

Capital Appreciation Portfolio — Long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

¢	Millennium Portfolio — Capital growth by investing primarily in common stocks of small sized companies.

¢	International Small-Mid Company Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

¢	Aggressive Growth Portfolio — Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

¢	Small Cap Growth Portfolio — Long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

¢

Mid Cap Opportunity Portfolio — Long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

¢	S&P 500® Index Portfolio — Total return that approximates the total return of the Standard & Poor’s 500® Index, at a risk level consistent with that of the Standard & Poor’s 500® Index.

¢	Strategic Value Portfolio — Growth of capital and income by investing primarily in securities of high dividend yielding, undervalued stocks with dividend growth potential.

¢

High Income Bond Portfolio — High current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

¢	Capital Growth Portfolio — Long-term capital appreciation by investing in and actively managing equity securities of small cap growth companies.

¢

Nasdaq-100® Index Portfolio — Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the 40 Act.

¢	Bristol Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

¢

Bryton Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

¢

U.S. Equity Portfolio — Capital appreciation with a secondary objective of capital preservation to provide long term growth by investing at least 80% of its net assets in equity securities traded in the U.S. within under-priced sectors and industries.

132	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2011 (Unaudited)

¢

Balanced Portfolio — Capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

¢	Income Opportunity Portfolio — Modest capital appreciation and maximization of realized gains by investing in equity securities traded in the U.S.

¢	Target VIP Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

¢	Target Equity/Income Portfolio — Above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

¢	Bristol Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 550 million of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares

Equity	30,000,000
Money Market	80,000,000
Bond	30,000,000
Omni	10,000,000
International	45,000,000
Capital Appreciation	15,000,000
Millennium	10,000,000
International Small-Mid Company	10,000,000
Aggressive Growth	10,000,000
Small Cap Growth	10,000,000
Mid Cap Opportunity	10,000,000
S&P 500® Index	35,000,000

Portfolio	Authorized Shares

Strategic Value	10,000,000
High Income Bond	60,000,000
Capital Growth	10,000,000
Nasdaq-100® Index	25,000,000
Bristol	40,000,000
Bryton Growth	35,000,000
U.S. Equity	10,000,000
Balanced	10,000,000
Income Opportunity	10,000,000
Target VIP	10,000,000
Target Equity/Income	10,000,000
Bristol Growth	25,000,000

The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

133	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2011 (Unaudited)

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments are valued using pricing procedures approved by the Board.

Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 40 Act. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, with the exception of options, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Option securities are currently valued on a composite close price basis. Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). Over-the-counter traded ADRs may be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the mean between the daily close bid and ask prices, as provided by independent pricing services approved by the Board.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Repurchase agreements are valued at amortized cost, which approximates fair value.

Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those in North or South America, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time

134	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2011 (Unaudited)

of U.S. market close, each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund as well as the Fund’s Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of June 30, 2011:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Equity	Common Stocks	$207,046,324	$—	$—
	Repurchase Agreements	—	3,237,584	—

		$207,046,324	$3,237,584	$—

Money Market *	Commercial Paper	$—	$210,869,165	$—
	Asset-Backed Securities	—	3,454,365	—
	Money Market Funds	40,400,000	—	—
	U.S. Treasury Obligations	—	9,999,917	—
	Repurchase Agreements	—	14,000,000	—

		$40,400,000	$238,323,447	$—

Bond	Corporate Bonds	$—	$138,797,617	$—
	U.S. Treasury Obligations	—	6,259,999	—
	Repurchase Agreements	—	7,338,000	—

		$—	$152,395,616	$—

Omni	Common Stocks	$29,588,295	$—	$—
	Corporate Bonds	—	8,480,579	—
	U.S. Treasury Obligations	—	312,797	—
	Money Market Funds	1,507,000	—	—

		$31,095,295	$8,793,376	$—

International	Common Stocks	$24,883,308	$185,792,788	$—
	U.S. Treasury Obligations	—	199,999	—
	Money Market Funds	46,329	—	—

		$24,929,637	$185,992,787	$—

	Foreign currency contracts	$(405,070)	$—	$—

	Futures contracts	$13,117	$—	$—

Capital Appreciation	Common Stocks	$129,202,200	$1,934,645	$—
	Money Market Funds	1,926,000	—	—

		$131,128,200	$1,934,645	$—

Millennium	Common Stocks	$44,752,524	$—	$—
	Money Market Funds	548,000	—	—

		$45,300,524	$—	$—

135	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2011 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
International Small-Mid Company	Common Stocks	$11,556,255	$59,217,148	$—
	Preferred Stocks	—	782,770	—
	Exchange Traded Funds	1,272,460	—	—
	Money Market Funds	6,250,993	—	—

		$19,079,708	$59,999,918	$—

Aggressive Growth	Common Stocks	$23,717,828	$5,122,657	$—
	VVPR Strips	41	—	—
	Money Market Funds	916,000	—	—

		$24,633,869	$5,122,657	$—

Small Cap Growth	Common Stocks	$35,517,723	$—	$—
	Money Market Funds	191,000	—	—

		$35,708,723	$—	$—

Mid Cap Opportunity	Common Stocks	$69,286,926	$—	$—
	Money Market Funds	537,000	—	—

		$69,823,926	$—	$—

S&P 500® Index	Common Stocks	$181,419,679	$—	$—
	Exchange Traded Funds	1,408,780	—	—

		$182,828,459	$—	$—

Strategic Value	Common Stocks	$21,623,589	$6,740,353	$—
	Money Market Funds	363,000	—	—

		$21,986,589	$6,740,353	$—

High Income Bond	Corporate Bonds	$—	$280,455,600	$—
	Convertible Bonds	—	226,688	—
	Common Stocks	128,757	—	—
	Preferred Stocks	—	325,197	—
	Warrants	143,944	—	—
	Other	—	—	8,203
	Money Market Funds	5,961,000	—	—

		$6,233,701	$281,007,485	$8,203

Capital Growth	Common Stocks	$61,078,982	$—	$—
	Money Market Funds	477,000	—	—

		$61,555,982	$—	$—

Nasdaq-100® Index	Common Stocks	$53,525,349	$—	$—
	Exchange Traded Funds	796,703	—	—

		$54,322,052	$—	$—

Bristol	Common Stocks	$192,942,963	$—	$—
	Money Market Funds	5,353,000	—	—

		$198,295,963	$—	$—

Bryton Growth	Common Stocks	$143,943,709	$—	$—
	Money Market Funds	4,924,000	—	—

		$148,867,709	$—	$—

U.S. Equity	Common Stocks	$14,545,185	$—	$—

136	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2011 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Balanced	Common Stocks	$11,623,944	$—	$—
	Corporate Bonds	—	5,517,347	—
	U.S. Government Agency Issues	—	23,219	—
	U.S. Treasury Obligations	—	96,328	—
	Money Market Funds	347,000	—	—

		$11,970,944	$5,636,894	$—

Income Opportunity	Common Stocks	$10,946,269	$—	$—
	Purchased Options	16,000	—	—
	Money Market Funds	206,000	—	—

		$11,168,269	$—	$—

	Written Options Outstanding	$(231,468)	$—	$—

Target VIP	Common Stocks	$23,248,779	$—	$—
	Money Market Funds	369,000	—	—

		$23,617,779	$—	$—

Target Equity/Income	Common Stocks	$25,802,213	$—	$—
	Money Market Funds	254,000	—	—

		$26,056,213	$—	$—

Bristol Growth	Common Stocks	$94,348,522	$—	$—
	Money Market Funds	3,279,000	—	—

		$97,627,522	$—	$—

*	At June 30, 2011, the Money Market Portfolio’s investments, with the exception of money market funds, were valued using amortized cost, in accordance with rules under the 40 Act. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are considered to be valued using Level 2 inputs.

As stated above, the value assigned to the Fund’s foreign securities will, in most cases, not be the quoted or published prices of the investments on their respective primary markets or exchanges. Securities that are priced using fair value estimates are categorized as Level 2 in the fair value hierarchy, whereas securities that do not meet the established criteria are categorized as Level 1. The valuation of a foreign security from one valuation period to the next may result in a transfer between Levels 1 and 2 if the degree of certainty that the local close price is not the liquid market price at the time of U.S. market close is not similar for both periods. The Fund’s policy is to recognize significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1 and Level 2 during the six-month period ended June 30, 2011.

Below is a reconciliation that details the activity of securities in Level 3 during the six-month period ended June 30, 2011:

Corporate Bonds	High Income Bond
Beginning Balance – January 1, 2011	$4,688
Total gains or losses (realized/unrealized):
Included in earnings (or changes in net assets)	3,515
Purchases, issuances, and settlements	—
Transfers in and/or out of Level 3	—

Ending Balance – June 30, 2011	$8,203

The amount of total gains or losses for the period included in earnings (or changes in net assets) attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$—

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These

137	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2011 (Unaudited)

exchange rates are currently determined daily, at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.

All Portfolios of the Fund, other than the Target VIP and Target Equity/Income Portfolios, may invest in securities of foreign issuers, although foreign securities purchased by the Money Market Portfolio must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small-Mid Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Repurchase Agreements

The Portfolios may acquire repurchase agreements from member banks of the Federal Reserve System which are deemed creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The maturities of these instruments vary from overnight to one week. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Portfolio’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(2) commercial paper is issued pursuant to Section 4(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of their respective assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its net assets in illiquid securities.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are

138	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2011 (Unaudited)

recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund, excluding the Money Market Portfolio, may also satisfy its distribution requirements by using consent dividends rather than cash dividends. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

The Fund’s management and its tax agent, U.S. Bancorp Fund Services, LLC, perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland (i.e., the last four tax year ends and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.

Subsequent Events

Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements, and there are no subsequent events to report.

139	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2011 (Unaudited)

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

Equity
0.79% of first $200 million
0.74% of next $800 million
0.70% over $1 billion
Bond
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
International
0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million
Millennium
0.80% of first $150 million
0.75% of next $150 million
0.70% of next $300 million
0.65% over $600 million
Aggressive Growth
0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Mid Cap Opportunity
0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million
Strategic Value
0.75% of first $100 million
0.70% of next $400 million
0.65% over $500 million
Capital Growth
0.90% of first $100 million
0.85% of next $100 million
0.80% of next $300 million
0.75% over $500 million
Bristol
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million
U.S. Equity
0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million

Money Market
0.30% of first $100 million [1]
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion
Omni
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
Capital Appreciation
0.80% of first $100 million
0.75% of next $300 million
0.65% of next $600 million
0.60% over $1 billion
International Small-Mid Company
1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million
Small Cap Growth
0.90% of first $150 million
0.80% of next $150 million
0.75% over $300 million
S&P 500® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
High Income Bond
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
Nasdaq-100® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
Bryton Growth
0.85% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Income Opportunity
0.80% of first $200 million
0.75% of next $300 million
0.70% over $500 million

140	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2011 (Unaudited)

Balanced
0.65% of first $200 million
0.60% of next $300 million
0.55% over $500 million
Target VIP
0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million

Target Equity/Income
0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million
Bristol Growth
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million

[1]

For the six-month period ended June 30, 2011, ONI waived advisory fees in excess of an annualized rate of 0.25% of the first $100 million of average daily net assets in the Money Market Portfolio. Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent periods. The amount of the waiver for the six-month period ended June 30, 2011 was $25,000. If ONI did not agree to reimburse these expenses, the total expenses incurred by the Money Market Portfolio for the six-month period ended June 30, 2011 would have been higher than the net expenses reflected in the Statements of Operations.

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers (“the Sub-Advisers”) for the Equity, Omni, International, Capital Appreciation, Millennium, International Small-Mid Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Strategic Value, High Income Bond, Capital Growth, Bristol, Bryton Growth, U.S. Equity, Balanced, Income Opportunity, Target VIP, Target Equity/Income, and Bristol Growth Portfolios subject to the approval of the Board. ONI has entered into sub-advisory agreements with Legg Mason Capital Management, Inc. (“Legg Mason”), Suffolk Capital Management, LLC (“Suffolk”), Federated Global Investment Management Corp. (“Federated Global”), Jennison Associates LLC (“Jennison”), Neuberger Berman Management LLC (“Neuberger Berman”), Janus Capital Management LLC (“Janus”), Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), Eagle Asset Management, Inc. (“Eagle”), ICON Advisers, Inc. (“ICON”), and First Trust Advisors L.P. (“First Trust”), to manage the investment of those Portfolios’ assets, subject to the supervision of ONI. As compensation for their services, the Sub-advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

Equity (Legg Mason)
0.40% of first $200 million
0.38% over $200 million
International (Federated Global)
0.40% of first $200 million
0.35% over $200 million
Capital Appreciation (Jennison)
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion
Aggressive Growth (Janus)
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million
Mid Cap Opportunity (GSAM)
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million

Omni (Suffolk)
0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion
Millennium (Neuberger Berman)
0.55% of first $150 million
0.50% of next $150 million
0.40% over $300 million
International Small-Mid Company (Federated Global)
0.75% of first $100 million
0.65% over $100 million
Small Cap Growth (Janus)
0.60% of next $150 million
0.50% over $150 million
Strategic Value (Federated Equity)
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million

141	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2011 (Unaudited)

High Income Bond (Federated Investment)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million
Bristol (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million
U.S. Equity (ICON)
0.50% of first $200 million
0.45% of next $300 million
0.40% over $500 million
Income Opportunity (ICON)
0.55% of first $200 million
0.50% of next $300 million
0.45% over $500 million
Bristol Growth (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

Capital Growth (Eagle)
0.59% of first $100 million
0.55% of next $100 million
0.50% over $200 million
Bryton Growth (Suffolk)
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million
Balanced (ICON)
0.40% of first $200 million
0.35% of next $300 million
0.30% over $500 million
Target VIP and Target Equity/Income (First Trust)
0.35% of first $500 million
0.25% over $500 million

Suffolk, the sub-adviser for the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 83% of the voting securities of Suffolk. There were no Fund liabilities payable to Suffolk at June 30, 2011 and fees paid to Suffolk are an expense of ONI, not of the Fund.

Pursuant to a service agreement among ONI, ONLIC and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Pursuant to the Investment Advisory Agreement, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements during the six-month period ended June 30, 2011.

During the six-month period ended June 30, 2011, ONI voluntarily reimbursed the amount of daily gross expenses of the Money Market Portfolio in excess of daily income earned by the Portfolio. The amount reimbursed to the Portfolio for the six-month period ended June 30, 2011 was $261,196, of which $46,448 was receivable from ONI at June 30, 2011. This reimbursement is also not subject to recoupment in subsequent periods.

The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary to perform the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for such costs. For the six-month period ended June 30, 2011, the Fund incurred compliance expenses totaling $76,008, which was equally allocated to the Portfolios. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director of the Board is currently paid a quarterly retainer fee of $8,000, $3,000 for each Board meeting attended, $1,000 for each Audit Committee meeting attended, and $500 for each other Board committee or independent directors meetings attended. The Board chair receives an additional quarterly retainer fee of $3,750, the lead independent director of the Board receives an additional quarterly retainer fee of $3,125, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250. For the six-month period ended June 30, 2011, compensation of these directors by the Fund totaled $117,750.

142	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2011 (Unaudited)

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small-Mid Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small-Mid Company Portfolios. The accounting agent and custodian for the International and International Small-Mid Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania Ave., Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into sub-custodial agreements, subject to approval by the Board.

(4)	Capital Share Transactions

Capital share transactions for the six-month period ended June 30, 2011 and the year ended December 31, 2010 were as follows:

	Equity		Money Market		Bond
	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010
Capital shares issued on sales	574,075	1,223,514	15,417,722	30,502,612	1,522,320	4,431,294
Capital shares issued on reinvested dividends	—	21,933	—	—	—	—
Capital shares redeemed	(1,112,229)	(2,490,299)	(15,978,498)	(35,282,239)	(1,515,416)	(4,470,717)

Net increase/(decrease)	(538,154)	(1,244,852)	(560,776)	(4,779,627)	6,904	(39,423)

	Omni		International		Capital Appreciation
	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010
Capital shares issued on sales	94,784	250,970	523,256	2,373,065	292,165	707,427
Capital shares issued on reinvested dividends	—	38,339	—	—	—	14,274
Capital shares redeemed	(273,870)	(607,491)	(1,708,568)	(5,011,586)	(627,681)	(1,582,714)

Net increase/(decrease)	(179,086)	(318,182)	(1,185,312)	(2,638,521)	(335,516)	(861,013)

	Millennium		International Small-Mid Company		Aggressive Growth
	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010
Capital shares issued on sales	152,700	1,118,283	242,872	610,069	427,425	1,232,038
Capital shares issued on reinvested dividends	—	—	—	—	—	—
Capital shares redeemed	(257,460)	(5,500,575)	(451,349)	(888,134)	(658,831)	(1,244,007)

Net increase/(decrease)	(104,760)	(4,382,292)	(208,477)	(278,065)	(231,406)	(11,969)

	Small Cap Growth		Mid Cap Opportunity		S&P 500® Index
	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010
Capital shares issued on sales	392,392	964,480	258,332	574,210	1,406,694	2,719,718
Capital shares issued on reinvested dividends	—	—	—	—	—	169,365
Capital shares redeemed	(418,257)	(769,998)	(459,586)	(878,425)	(1,650,803)	(3,306,639)

Net increase/(decrease)	(25,865)	194,482	(201,254)	(304,215)	(244,109)	(417,556)

143	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2011 (Unaudited)

	Strategic Value		High Income Bond		Capital Growth
	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010
Capital shares issued on sales	661,094	1,068,567	3,719,384	13,405,135	417,744	597,843
Capital shares issued on reinvested dividends	—	82,744	—	—	—	—
Capital shares redeemed	(424,142)	(838,057)	(2,957,782)	(6,312,809)	(331,832)	(517,165)

Net increase/(decrease)	236,952	313,254	761,602	7,092,326	85,912	80,678

	Nasdaq-100® Index		Bristol		Bryton Growth
	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010
Capital shares issued on sales	1,422,688	3,638,876	1,726,631	4,647,343	1,594,408	3,395,424
Capital shares issued on reinvested dividends	—	27,981	—	80,969	—	—
Capital shares redeemed	(1,960,608)	(3,966,054)	(1,215,298)	(2,975,049)	(847,443)	(3,633,074)

Net increase/(decrease)	(537,920)	(299,197)	511,333	1,753,263	746,965	(237,650)

	U.S. Equity		Balanced		Income Opportunity
	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010
Capital shares issued on sales	109,954	202,103	331,076	255,879	150,351	339,658
Capital shares issued on reinvested dividends	—	9,859	—	20,743	—	—
Capital shares redeemed	(188,324)	(390,570)	(146,236)	(266,039)	(79,540)	(132,957)

Net increase/(decrease)	(78,370)	(178,608)	184,840	10,583	70,811	206,701

	Target VIP		Target Equity/Income		Bristol Growth
	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010	Six-Month Period Ended 6/30/2011 (Unaudited)	Year Ended 12/31/2010
Capital shares issued on sales	312,268	397,747	312,828	830,343	1,452,892	9,076,046
Capital shares issued on reinvested dividends	—	29,483	—	36,027	—	26,660
Capital shares redeemed	(317,645)	(693,534)	(439,668)	(981,024)	(810,312)	(1,633,468)

Net increase/(decrease)	(5,377)	(266,304)	(126,840)	(114,654)	642,580	7,469,238

(5)	Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the six-month period ended June 30, 2011 were as follows:

	Equity	Bond	Omni	International	Capital Appreciation	Millennium
Cost of purchases	$56,382,872	$13,674,060	$31,530,115	$49,255,704	$43,686,281	$37,196,333
Proceeds from sales	$65,982,181	$9,374,680	$34,103,541	$63,034,339	$48,612,561	$38,984,493

	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index	Strategic Value
Cost of purchases	$19,628,923	$9,895,303	$10,967,899	$16,586,749	$7,331,515	$7,102,758
Proceeds from sales	$28,482,405	$10,564,909	$10,687,335	$18,509,595	$9,106,916	$4,060,210

144	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2011 (Unaudited)

	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	U.S. Equity
Cost of purchases	$63,351,314	$12,662,783	$15,070,596	$203,836,548	$115,465,765	$5,780,963
Proceeds from sales	$46,107,419	$10,802,410	$18,576,467	$199,130,621	$110,248,551	$5,424,431

	Balanced	Income Opportunity	Target VIP	Target Equity/Income	Bristol Growth
Cost of purchases	$6,899,398	$5,837,299	$16,975,267	$23,109,072	$95,922,617
Proceeds from sales	$3,028,675	$5,256,259	$16,867,217	$23,749,660	$90,431,820

Cost of purchases and proceeds from sales of government securities for the six-month period ended June 30, 2011 were as follows:

	Bond	Omni	Balanced
Cost of purchases	$9,297,031	$153,750	$—
Proceeds from sales	$7,202,188	$—	$1,059,629

(6)	Financial Instruments

The Fund’s Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

Each Portfolio, other than the Money Market Portfolio, for hedging purposes, may (a) write call options traded on a registered national securities exchange if such Portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the Portfolio would be hedged by options or futures contracts, and no more than 5% of any Portfolio’s total assets, at fair value, may be used for premiums on open options and initial margin deposits on futures contracts. The Small Cap Growth Portfolio may also participate in the above activities to protect against adverse changes in security prices or interest rates and may, for these purposes or hedging purposes, sell put options or purchase call options at any time. The S&P 500® Index and Income Opportunity Portfolios are not subject to the above limitations, as these Portfolios may engage in the purchase or selling of put or call options in accordance with those Portfolios’ stated investment objectives. The Portfolios making use of options bear the market risk of an unfavorable change in the price of securities or indices underlying the options and, for purchase options, are subject to the risk that the options will expire before being exercised. A further risk associated with investing in options is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position. To limit the risk, a Portfolio will invest only where there is an established market.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

145	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2011 (Unaudited)

The Income Opportunity Portfolio’s written options are collateralized by cash and/or securities held with the Portfolio’s prime broker and in a segregated account at the Portfolio’s custodian. Such collateral for the Portfolio is restricted from use. The cash collateral or borrowings from the prime broker, if necessary, are included on the Statement of Assets and Liabilities. The securities pledged as collateral are noted as such on the Portfolio’s Schedule of Investments. Written and purchased options are non-income producing securities.

The activity in the number of option contracts written and the premiums received by the Income Opportunity Portfolio for the six-month period ended June 30, 2011 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	64	$190,784
Options written	511	1,162,865
Options exercised	—	—
Options expired	—	—
Options closed	(521)	(1,221,572)

Options outstanding, end of year	54	$132,077

Transactions involving purchased options by the Income Opportunity Portfolio for the six-month period ended June 30, 2011 were: Purchases: $403,824, Sales: $217,813, Expirations: $81,500.

Futures Contracts

Each Portfolio, other than the Money Market Portfolio may, primarily for hedging purposes, purchase and sell futures contracts. Futures contracts are used for the purpose of hedging existing Portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in value caused by variations in market rates. Upon entering into a futures contract, a Portfolio is required to pledge to the broker an amount of cash or securities equal to a percentage of the contract amount, known as the initial margin deposit. Subsequent payments, known as “variation margin”, are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying contacts. The Portfolios recognize unrealized appreciation (depreciation) equal to the cumulative daily variation margin transactions. When the contracts are closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed.

Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets. A further risk associated with investing in futures contracts is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position when it wants to do so. To limit the risk, a Portfolio will invest only where there is an established market. The S&P 500® Index Portfolio may purchase or sell stock index futures contracts and the Nasdaq-100® Index Portfolio may purchase or sell derivative securities designed to replicate the Nasdaq-100® Index in accordance with their stated investment objectives.

At June 30, 2011, there was one outstanding futures contract in the International Portfolio. Details of this contract were as follows:

Type	Description	Expiration	Number of Contracts	Counterparty	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	DAX Index Futures	September 16, 2011	2	JP Morgan	$535,939	$522,822	$13,117	$5,043

The International Portfolio’s holding of U.S. Treasury Bill #9127953D1 was pledged at June 30, 2011 as collateral for this contract. The cost and value of this instrument at June 30, 2011 were $199,992 and $199,999, respectively.

This futures contract was executed for the purpose of increasing exposure to an attractive equities market, beyond that evidenced by the Portfolio’s investment in common stocks, while maintaining a significant cash balance in the Portfolio in anticipation of potentially higher-than-average quarter-end, shareholder rebalancing transactions. There were other index futures contracts that were executed and closed in the International Portfolio during the six-month period ended June 30, 2011.

146	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2011 (Unaudited)

These were executed for the same purpose as those futures contracts outstanding at June 30, 2011. For the six-month period ended June 30, 2011, the notional value of futures contracts opened and closed prior to contract settlement date by the International Portfolio was approximately $4.2 million and $6.9 million, respectively.

Foreign Currency Contracts

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a foreign currency at a future date, at a negotiated rate. The value of a foreign currency contract will typically fluctuate with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. With respect to sales of currency exchange contracts, a Portfolio would incur a realized loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. A Portfolio incurs a realized gain if the value of the contract decreases between those dates. With respect to purchases of currency exchange contracts, a Portfolio would incur a realized loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.

The use of foreign currency contracts might not successfully protect a Portfolio against a loss resulting from the movements of foreign currency in relation to the U.S. dollar and does not eliminate fluctuations in the prices of other currencies or securities. A Portfolio is also exposed to credit risk associated with counterparty nonperformance on these currency exchange contracts, which is typically limited to the unrealized gain on each open contract.

Details of the contracts outstanding at June 30, 2011 are as follows:

Contracts to buy foreign currency:

International
Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized appreciation (depreciation)
April 19, 2011	July 21, 2011	HSBC	7,900,000 GBP	$12,878,344	$12,676,625	$(201,719)
June 9, 2011	July 21, 2011	MSCS	4,900,000 GBP	$ 8,017,458	$7,862,717	$(154,741)
April 19, 2011	July 21, 2011	HSBC	5,300,000 NZD	$ 4,153,080	$4,386,311	$233,231
June 9, 2011	July 21, 2011	MSCS	1,687,232 NZD	$ 1,389,013	$1,396,363	$7,350
June 10, 2011	July 21, 2011	MSCS	3,169,000 NZD	$ 2,615,534	$2,622,683	$7,149
April 19, 2011	July 21, 2011	MSCS	31,191,810 SEK	$ 4,990,051	$4,926,809	$(63,242)

				$34,043,480	$33,871,508	$(171,972)

Contracts to sell foreign currency:

International
Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized appreciation (depreciation)
April 19, 2011	July 21, 2011	BONY	$ 11,441,419	7,996,295 EUR	$11,590,664	$(149,245)
June 1, 2011	September 2, 2011	HSBC	$ 17,311,735	1,400,000,000 JPY	$17,395,588	$(83,853)

			$ 28,753,154		$28,986,252	$(233,098)

Counterparties	Currencies
BONY – Bank of New York Mellon	EUR – Euro
HSBC – HSBC Bank USA	GBP – British Pound
MSCS – Morgan Stanley Capital Services	JPY – Japanese Yen
NZD – New Zealand Dollar
SEK – Swedish Krona

147	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2011 (Unaudited)

Foreign currency contracts were executed in the International Portfolio primarily to mitigate the effect that exchange rate volatility had on the valuation of certain groupings of the Portfolio’s investments that were either under-weighted or over-weighted in relation to the Portfolio’s benchmark index. The Portfolio was under-weighted in equity investments within the countries of Great Britain, New Zealand, and Sweden. The Portfolio executed contracts to buy those countries’ currencies to mitigate the effects that volatility in those currencies’ exchange rates might otherwise have on the Portfolio’s performance relative to the benchmark. The Portfolio was over-weighted in investments denominated in Euros and, likewise, executed contracts to sell that currency in order to mitigate the effect that volatility in the exchange rate might otherwise have on relative performance. Although the Portfolio’s holding of common stocks denominated in Japanese Yen was approximately equal in weighting to Japanese Yen - denominated stocks included in the benchmark index, a contract to sell Japanese Yen was executed for the purpose of lowering the overall exposure and volatility of the second largest country allocation of the Portfolio.

The Portfolio entered into other foreign currency contracts during the year for similar benchmark performance hedging purposes. The Portfolio also entered into contracts that were the inverse of previously executed contracts to effectively exit prior contracts earlier than stated contract delivery dates, as over-weights or under-weights were reduced, or as previously executed contracts resulted in an attractive return to the Portfolio. For the six-month period ended June 30, 2011, the notional value of other foreign currency contracts that were both opened and closed by the International Portfolio was approximately $71.8 million for currencies bought and approximately $54.1 million for currencies sold.

For the six-month period ended June 30, 2011, the notional value of foreign currency contracts that were closed by the Strategic Value Portfolio was approximately $2.9 million for currencies bought and approximately $2.9 million for currencies sold. There were no new contracts executed in the Strategic Value Portfolio during the six-month period ended June 30, 2011.

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for the six-month period ended, June 30, 2011 were as follows:

Portfolio	Instrument	Primary Risk Type	Value - Asset Derivatives	Value - Liability Derivatives	Location on Statements of Assets and Liabilities
International	Contracts to buy foreign currencies	Currency exchange rate	$33,871,508	$(34,043,480)	(1)

	Contracts to sell foreign currencies	Currency exchange rate	$28,753,154	$(28,986,252)	(1)

	Futures contracts	Equity price	$535,939	$(522,822)	(2)

Income Opportunity	Purchased options	Equity price	$16,000	$—	(3)

	Written options	Equity price	$—	$(231,468)	(4)

(1)	Net unrealized appreciation on foreign currency contacts
(2)	Net unrealized appreciation on futures contracts
(3)	Investments in securities, at value
(4)	Options written, at value

148	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2011 (Unaudited)

Portfolio	Instrument	Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
International	Foeign currency contracts	Currency exchange rate	$(974,653)	$(131,576)	(1	),(2)

	Futures contracts	Equity price	$(23,404)	$36,727	(3	),(4)

Strategic Value	Foeign currency contracts	Currency exchange rate	$57,516	$(57,516)	(1	),(2)

Income Opportunity	Purchased options	Equity price	$(162,376)	$(12,585)	(5	),(6)

	Written options	Equity price	$(73,995)	$5,105	(7	),(8)

(1)	Net realized gain (loss) on foreign currency contracts
(2)	Change in unrealized appreciation/depreciation on foreign currency contracts
(3)	Net realized gain (loss) on futures contracts
(4)	Change in unrealized appreciation/depreciation on futures contracts
(5)	Net realized gain (loss) on investments
(6)	Change in unrealized appreciation/depreciation on investments
(7)	Net realized gain (loss) on written options
(8)	Change in unrealized appreciation/depreciation on written options

(7)	Federal Income Tax Information

At December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains (Losses)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)	Total Accumulated Earnings (Deficit)
Equity	$24,360	$—	$24,360	$(119,187,916)	$17,876,790	$(101,286,766)
Money Market	—	—	—	—	—	—
Bond	5,839,374	—	5,839,374	(15,350,662)	7,362,958	(2,148,330)
Omni	85,853	—	85,853	(7,698,101)	3,847,574	(3,764,674)
International	4,698,567	—	4,698,567	(107,096,789)	53,623,917	(48,774,305)
Capital Appreciation	75,833	—	75,833	(29,715,237)	16,649,331	(12,990,073)
Millennium	—	—	—	(16,633,695)	7,874,126	(8,759,569)
International Small-Mid Company	227,790	—	227,790	(20,691,770)	23,839,726	3,375,746
Aggressive Growth	46,825	—	46,825	(2,711,455)	5,172,543	2,507,913
Small Cap Growth	—	—	—	(3,508,597)	6,132,864	2,624,267
Mid Cap Opportunity	—	—	—	(34,494,956)	9,463,483	(25,031,473)
S&P 500® Index	340,609	—	340,609	(3,372,018)	23,217,927	20,186,518
Strategic Value	—	—	—	(8,305,592)	2,362,877	(5,942,715)
High Income Bond	17,781,200	—	17,781,200	(3,425,604)	15,904,697	30,260,293
Capital Growth	—	—	—	(5,413,775)	15,662,731	10,248,956
Nasdaq-100® Index	22,231	—	22,231	(2,253,090)	13,573,716	11,342,857
Bristol	97,687	—	97,687	(10,167,697)	19,986,054	9,916,044
Bryton Growth	—	1,253,733	1,253,733	—	27,631,083	28,884,816
U.S. Equity	15,401	—	15,401	(7,185,302)	2,021,087	(5,148,814)
Balanced	49,058	—	49,058	(1,039,973)	1,198,293	207,378
Income Opportunity	70,012	—	70,012	(690,564)	1,429,032	808,480
Target VIP	28,667	—	28,667	(9,508,731)	3,110,399	(6,369,665)
Target Equity/Income	58,500	—	58,500	(16,426,102)	3,941,843	(12,425,759)
Bristol Growth.	3,542,876	198,047	3,740,923	(54,334)	10,577,924	14,264,513

(1)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.

149	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2011 (Unaudited)

Under current tax regulations, capital losses realized after October 31 of a Portfolio’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year. The following Portfolios had deferred post-October capital losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2011:

Portfolio	Post-October Losses	Post-October Currency Losses
International	$—	$1,865,790
Capital Appreciation	—	686
International Small-Mid Company	—	17,949
Small Cap Growth	—	5
S&P 500® Index	109,340	—
High Income Bond.	715,253	—
Income Opportunity	71,954	—
Bristol Growth	54,334	—

For Federal income tax purposes, the following Portfolios had capital loss carry forwards as of December 31, 2010 that are available to offset future realized gains, if any:

	Total Loss Carryforward	Expiration Amount by Year
Portfolio		2011	2012	2013	2014	2015	2016	2017	2018
Equity	$119,187,916	$—	$—	$—	$—	$—	$68,747,789	$47,422,387	$3,017,740
Bond	15,350,662	—	—	—	718,762	—	5,109,146	9,522,754	—
Omni	7,698,101	—	—	—	—	—	2,402,376	5,295,725	—
International	105,230,999	—	—	—	—	—	39,438,869	65,792,130	—
Capital Appreciation	29,714,551	—	—	—	—	—	—	29,714,551	—
Millennium	16,633,695	1,610,585	—	—	—	—	7,511,040	7,512,070	—
International Small-Mid
Company	20,673,821	—	—	—	—	—	9,781,388	10,892,433	—
Aggressive Growth	2,711,455	—	—	—	—	—	694,915	2,016,540	—
Small Cap Growth	3,508,592	—	—	—	—	—	785,300	2,723,292	—
Mid Cap Opportunity	34,494,956	—	—	—	—	—	20,843,496	13,651,460	—
S&P 500® Index	3,262,678	—	134,482	—	—	—	1,597,902	218,356	1,311,938
Strategic Value	8,305,592	75,015	—	—	—	—	5,765,741	2,272,799	192,037
High Income Bond	2,710,351	563,087	—	—	—	—	508,108	974,532	664,624
Capital Growth	5,413,775	—	—	—	—	—	—	5,413,775	—
Nasdaq-100® Index	2,253,090	—	206,000	531,984	215,042	30,818	—	1,269,246	—
Bristol	10,167,697	—	—	—	—	—	106,106	10,061,591	—
U.S. Equity	7,185,302	—	—	—	—	—	3,178,884	4,006,418	—
Balanced	1,039,973	—	—	—	—	—	498,379	541,594	—
Income Opportunity	618,610	—	—	—	—	—	—	478,170	140,440
Target VIP	9,508,731	—	—	—	—	—	—	9,508,731	—
Target Equity/Income	16,426,102	—	—	—	—	—	—	16,426,102	—

The Board does not intend to authorize a distribution of any realized gain for a Portfolio until the capital loss carry over has been offset or expires.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Portfolio’s pre-enactment capital loss carryovers may expire without being utilized due to the Act’s requirement that post-enactment capital losses be utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Income Tax Information” section of the Notes to Financial Statements for the fiscal year ending December 31, 2011.

150	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2011 (Unaudited)

The tax characteristics of dividends paid to shareholders for the year ended December 31, 2010, were as follows:

Portfolio	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distribution Paid
Equity	$425,944	$—	$—	$425,944
Omni	606,516	—	—	606,516
Capital Appreciation	284,477	—	—	284,477
S&P 500® Index	2,196,659	—	—	2,196,659
Strategic Value.	591,141	—	175,066	766,207
Nasdaq-100® Index	158,375	—	—	158,375
Bristol	995,109	—	—	995,109
U.S. Equity	99,183	—	—	99,183
Balanced	282,940	—	—	282,940
Target VIP	266,234	—	—	266,234
Target Equity/Income	305,152	—	—	305,152
Bristol Growth	259,134	—	—	259,134

The cost basis for federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at June 30, 2011 for federal income tax purposes.

	Equity	Bond	Omni	International	Capital Appreciation	Millennium
Gross unrealized:
Appreciation	$30,350,265	$9,367,601	$3,303,913	$52,635,059	$21,065,324	$8,525,584
Depreciation	(11,377,616)	(331,181)	(878,990)	(4,007,185)	(2,687,012)	(330,762)

Net unrealized:
Appreciation	$18,972,649	$9,036,420	$2,424,923	$48,627,874	$18,378,312	$8,194,822

Aggregate cost of securities:	$191,311,259	$143,359,196	$37,463,748	$162,294,550	$114,684,533	$37,105,702

	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index	Strategic Value
Gross unrealized:
Appreciation	$22,656,957	$5,866,428	$7,386,171	$11,116,245	$52,845,244	$3,445,809
Depreciation	(1,020,813)	(974,381)	(771,364)	(2,253,676)	(21,048,823)	(112,420)

Net unrealized:
Appreciation	$21,636,144	$4,892,047	$6,614,807	$8,862,569	$31,796,421	$3,333,389

Aggregate cost of securities:	$57,443,482	$24,864,479	$29,093,916	$60,961,357	$151,032,038	$25,393,553

	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	U.S. Equity
Gross unrealized:
Appreciation	$15,750,696	$20,119,134	$11,877,572	$16,069,536	$19,538,014	$2,290,926
Depreciation	(2,060,404)	(1,083,645)	(2,820,110)	(5,495,000)	(7,043,369)	(164,932)

Net unrealized:
Appreciation	$13,690,292	$19,035,489	$9,057,462	$10,574,536	$12,494,645	$2,125,994

Aggregate cost of securities:	$273,559,097	$42,520,493	$45,264,590	$187,721,427	$136,373,064	$12,419,191

151	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2011 (Unaudited)

	Balanced	Income Opportunity	Target VIP	Target Equity/ Income	Bristol Growth
Gross unrealized:
Appreciation	$1,830,791	$1,539,640	$3,262,302	$2,252,248	$10,034,316
Depreciation	(383,458)	41,293	(921,807)	(1,760,912)	(1,965,433)

Net unrealized:
Appreciation	$1,447,333	$1,580,933	$2,340,495	$491,336	$8,068,883

Aggregate cost of securities:	$16,160,505	$9,587,336	$21,277,284	$25,564,877	$89,558,639

(8)	Legal Matters

In December 2007, the Target Equity/Income Portfolio, as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48 per share of consideration. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger based on fraudulent transfer claims.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Morgan Stanley & Co., Inc., et. al., was initiated on October 22, 2010, in the Supreme Court of the State of New York in the County of New York but has subsequently been removed to the U.S. Bankruptcy Court for the Southern District of New York. The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. A Holmes & H Holmes TTEE, et. al., was initiated on December 23, 2010, in the U.S. Bankruptcy Court for the Southern District of New York. Both actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger.

The value of the proceeds received by the Target Equity/Income Portfolio was $1,772,400. The Portfolio has yet to be specifically named in these actions. If named, the outcome of these proceedings on the Portfolio cannot be predicted. Management of the Fund is currently assessing the cases and has not yet determined the potential effect, if any, on the net asset value of the Target Equity/Income Portfolio.

Also, in December 2007, the S&P 500® Index and Strategic Value Portfolios, as shareholders of the Tribune Company, participated in a similar cash out merger in which shareholders received $34 per share of consideration. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims.

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons et al., was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. state courts. The Fund is specifically named in a complaint in the U.S. District Court Southern District of Ohio Western Division, Deutsche Bank Trust Company Americas et al. v. American Electric Power et al., that was initiated in June of 2011. The Strategic Value Portfolio is named in a similar complaint in the U.S. District Court Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et al. v. Ametek Inc. Employees Master Retirement Trust, et al. The value of the proceeds received by the S&P 500® Index and Strategic Value Portfolios, was $37,910 and $384,200, respectively. The outcome of these proceedings on the two Portfolios of the Fund cannot be predicted. Management of the Fund is currently assessing the complaints and has not yet determined the potential effect, if any, on the respective net assets values of those Portfolios.

152

Ohio National Fund, Inc.

Additional Information	June 30, 2011 (Unaudited)

(1)	Review and Approval of Advisory and Sub-advisory Agreements

There were no approvals of advisory or sub-advisory contracts during the six-month period ended June 30, 2011. The most recent comprehensive annual approval of advisory and sub-advisory contracts occurred during the September 22, 2010 and November 11, 2010 meetings of the Fund’s Board.

(2)	Expense Disclosure

An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2011 and held through June 30, 2011.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

Portfolio	Beginning Investment Value 1/1/2011	Ending Investment Value 6/30/2011	Expense Paid During Period* 1/1/2011 - 6/30/2011	Expense Ratio During Period 1/1/2011 - 6/30/2011 (Annualized)
Equity	$1,000.00	$1,016.23	$4.35	0.87%
Money Market	1,000.00	$1,000.00	$0.69	0.14%
Bond	1,000.00	$1,033.31	$3.33	0.66%
Omni	1,000.00	$1,046.02	$3.86	0.76%
International	1,000.00	$1,055.74	$5.15	1.01%
Capital Appreciation	1,000.00	$1,075.60	$4.48	0.87%
Millennium	1,000.00	$1,116.18	$4.93	0.94%
International Small-Mid Company	1,000.00	$1,059.38	$6.08	1.19%
Aggressive Growth	1,000.00	$1,042.84	$5.22	1.03%
Small Cap Growth	1,000.00	$1,121.31	$5.73	1.09%
Mid Cap Opportunity	1,000.00	$1,049.38	$4.88	0.96%
S&P 500® Index	1,000.00	$1,058.29	$2.40	0.47%
Strategic Value	1,000.00	$1,085.47	$4.76	0.92%
High Income Bond	1,000.00	$1,043.05	$3.95	0.78%
Capital Growth	1,000.00	$1,128.25	$5.33	1.01%
Nasdaq-100® Index	1,000.00	$1,050.97	$2.64	0.52%
Bristol	1,000.00	$1,047.16	$4.21	0.83%
Bryton Growth	1,000.00	$1,025.06	$4.57	0.91%
U.S. Equity	1,000.00	$1,061.58	$5.01	0.98%
Balanced	1,000.00	$1,045.42	$4.77	0.94%
Income Opportunity	1,000.00	$1,035.03	$6.00	1.19%
Target VIP	1,000.00	$1,084.52	$4.24	0.82%
Target Equity/Income	1,000.00	$1,023.23	$3.81	0.76%
Bristol Growth	1,000.00	$1,067.07	$4.61	0.90%

153	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2011 (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Portfolio	Beginning Investment Value 1/1/2011	Ending Investment Value 6/30/2011	Expense Paid During Period* 1/1/2011 - 6/30/2011	Expense Ratio During Period 1/1/2011 - 6/30/2011 (Annualized)
Equity	$1,000.00	$1,020.48	$4.36	0.87%
Money Market	1,000.00	$1,024.10	$0.70	0.14%
Bond	1,000.00	$1,021.52	$3.31	0.66%
Omni	1,000.00	$1,021.03	$3.81	0.76%
International	1,000.00	$1,019.79	$5.06	1.01%
Capital Appreciation	1,000.00	$1,020.48	$4.36	0.87%
Millennium	1,000.00	$1,020.13	$4.71	0.94%
International Small-Mid Company	1,000.00	$1,018.89	$5.96	1.19%
Aggressive Growth	1,000.00	$1,019.69	$5.16	1.03%
Small Cap Growth	1,000.00	$1,019.39	$5.46	1.09%
Mid Cap Opportunity	1,000.00	$1,020.03	$4.81	0.96%
S&P 500® Index	1,000.00	$1,022.46	$2.36	0.47%
Strategic Value	1,000.00	$1,020.23	$4.61	0.92%
High Income Bond	1,000.00	$1,020.93	$3.91	0.78%
Capital Growth	1,000.00	$1,019.79	$5.06	1.01%
Nasdaq-100® Index	1,000.00	$1,022.22	$2.61	0.52%
Bristol	1,000.00	$1,020.68	$4.16	0.83%
Bryton Growth	1,000.00	$1,020.28	$4.56	0.91%
U.S. Equity	1,000.00	$1,019.93	$4.91	0.98%
Balanced	1,000.00	$1,020.13	$4.71	0.94%
Income Opportunity	1,000.00	$1,018.89	$5.96	1.19%
Target VIP	1,000.00	$1,020.73	$4.11	0.82%
Target Equity/Income	1,000.00	$1,021.03	$3.81	0.76%
Bristol Growth	1,000.00	$1,020.33	$4.51	0.90%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

154

Ohio National Fund, Inc.

Information about Directors and Officers	June 30, 2011 (Unaudited)

Name and Address	Age	Position with the Fund	Term served as Officer or Director	Number of Portfolios	Principal Occupation and Other Directorships During Past Five Years
Independent Directors

James E. Bushman 100 W. Rivercenter Boulevard, 2C Covington, Kentucky	66	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Since March 2000	24	Director, Chairman and CEO: Cast-Fab Technologies, Inc. (a manufacturing company); Director: The Midland Company (1998-2008), Air Transport Services Group, Inc., The Littleford Group, Inc. (1984-2010), Hilltop Basic Resources, Inc., The Elizabeth Gamble Deaconess Home Association, The Christ Hospital, and The University of Cincinnati Foundation.

George M. Vredeveld University of Cincinnati Economics Center for Education & Research 90 West Daniels Cincinnati, Ohio	68	Lead Independent Director, Member of Audit and Independent Directors Committees	Since March 1996	24	Alpaugh Professor of Economics: University of Cincinnati; President: Economics Center for Education & Research.

John I. Von Lehman 10 Creek Side Drive Cincinnati, Ohio	58	Director, Member of Audit and Independent Directors Committees	Since August 2007	24	Former Executive Vice President, CFO, Secretary, and Director: The Midland Company (1988-2007); Director, Audit Committee and Corporate Governance Committee Member: American Financial Group, Inc.; Finance Committee and Investment Commitee member: Life Enriching Communities; Investment Committee: Xavier University Foundation.
Interested Director

John J. Palmer 2283 E. Sentry Ridge Ct. Tucson, Arizona	71	Chairman of the Board and Director	Since July 1997	24	Insurance industry consultant (April 2010 to present), Director: NSLA and Fiduciary Capital Management, Inc. (Ohio National-affiliated companies); Director: Cincinnati Symphony Orchestra; Trustee: Cincinnati Opera. Prior to March 2010, was President of the Fund, Director and Vice Chairman of ONLIC; Prior to May 2010 was President and CEO of NSLA, Director of ONI and various other Ohio National-affiliated companies.
Officers

Christopher A. Carlson One Financial Way Cincinnati, Ohio	52	President	Since March 2000	24	Executive Vice President and Chief Investment Officer: ONLIC; President and Director: ONI; Chief Investment Officer: NSLA; Officer and Director of various other Ohio National-affiliated companies. Prior to March 2010, was Vice President of the Fund.

Thomas A. Barefield One Financial Way Cincinnati, Ohio	58	Vice President	Since February 1998	24	Executive Vice President and Chief Marketing Officer - Institutional Sales: ONLIC; Director and Vice President - Marketing: NSLA; Director: ONI; Senior Vice President: Ohio National Equities, Inc.; Recent graduate of class XXIX of Leadership Cincinnati.

Dennis R. Taney One Financial Way Cincinnati, Ohio	63	Chief Compliance Officer	Since August 2004	24	Second Vice President: ONLIC, Chief Compliance Officer: ONLIC, ONI, NSLA, and other Ohio National-affiliated companies.

R. Todd Brockman One Financial Way Cincinnati, Ohio	42	Treasurer	Since August 2004	24	Second Vice President, Mutual Fund Operations: ONLIC and NSLA; Treasurer: ONI.

Kimberly A. Plante One Financial Way Cincinnati, Ohio	37	Secretary	Since March 2005	24	Prior to August 2007 was Assistant Secretary, Senior Associate Counsel: ONLIC; Secretary: ONI and Suffolk; Assistant Secretary of various other Ohio National-affiliated companies.

155	(continued)

Ohio National Fund, Inc.

Information about Directors and Officers (Continued)	June 30, 2011 (Unaudited)

Name and Address	Age	Position with the Fund	Term served as Officer or Director	Number of Portfolios	Principal Occupation and Other Directorships During Past Five Years

Catherine E. Gehr One Financial Way Cincinnati, Ohio	39	Assistant Treasurer	Since March 2005	24	Manager, Mutual Fund Operations: ONLIC; Assistant Treasurer: ONI.

Katherine L. Carter One Financial Way Cincinnati, Ohio	32	Assistant Secretary	Since August 2007	24	Assistant Counsel: ONLIC; Prior to July 2007 was Compliance Officer with Fifth Third Securities, Inc.

156

Ohio National Fund, Inc.

Post Office Box 371

Cincinnati, Ohio 45201

Form 1325 Rev. 8-11

Item 2. Code Of Ethics.

As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.

Item 3. Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. James E. Bushman. Mr. Bushman is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

(a)	Audit Fees.

Fiscal year ended December 31, 2010: $276,000

Fiscal year ended December 31, 2009: $276,000

(b)	Audit-Related Fees.

Professional services rendered in connection with the consent on the Fund’s N1A filing.

Fiscal year ended December 31, 2010: $4,750

Fiscal year ended December 31, 2009: $4,600

(c)	Tax Fees. None.

(d)	All Other Fees. None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)(2)	Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2010 and 2009, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.

(f)	Not applicable.

(g)	There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)	Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Item 5. Audit Committee Of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as

EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as

EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson President September 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson President September 6, 2011

By:	/s/ R. Todd Brockman
R. Todd Brockman Treasurer September 6, 2011